      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 30, 1998
                                                 REGISTRATION NO. 333-54027

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------

                                 AMENDMENT NO. 1
                                       TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                            -------------------------
                        CHEC ASSET RECEIVABLE CORPORATION
                                   (Depositor)
             (Exact name of Registrant as Specified in its Charter)

         NEVADA                                        APPLIED FOR
(State of incorporation)                 (I.R.S. Employer Identification Number)
                            -------------------------
                               2728 NORTH HARWOOD
                               DALLAS, TEXAS 75201
                                 (214) 981-5000
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)
                            -------------------------
                               ANNE DUFFIELD, ESQ.
                               2728 NORTH HARWOOD
                               DALLAS, TEXAS 75201
                                 (214) 981-5045
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                            -------------------------
                                    Copy to:
                               REED AUERBACH, ESQ.
                          STROOCK & STROOCK & LAVAN LLP
                                 180 MAIDEN LANE
                            NEW YORK, NEW YORK 10038
                           --------------------------
        Approximate date of commencement of proposed sale to the public:
   From time to time after the effective date of this Registration Statement.
                           --------------------------
     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. [X]
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If delivery of the prospectus is expected to be made pursuant to rule 434, please check the following box. [ ]
                             -----------------------

                         CALCULATION OF REGISTRATION FEE
====================================================================================================================================
  TITLE OF EACH CLASS OF                                              PROPOSED           PROPOSED MAXIMUM
SECURITIES TO BE REGISTERED                     AMOUNT TO BE      MAXIMUM OFFERING      AGGREGATE OFFERING          AMOUNT OF
                                                REGISTERED(1)     PRICE PER UNIT(1)           PRICE(1)        REGISTRATION FEE(2)(3)
------------------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities.....................   $1,000,000               100%                $1,000,000                 $295
====================================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee.
(2) Previously Paid.
(3) Calculated pursuant to Section 6(b) under the Securities Act of 1933.


     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

PROSPECTUS SUPPLEMENT

(To Prospectus dated __________,1998)



                                 $-------------
                       CENTEX HOME EQUITY LOAN TRUST A. __
     CENTEX HOME EQUITY LOAN PASS-THROUGH CERTIFICATES, SERIES 199_-_
             $_______________ _____________% CLASS A-1 CERTIFICATES
             $_______________ _____________% CLASS A-2 CERTIFICATES
             $_______________ _____________% CLASS A-3 CERTIFICATES
             $_______________ _____________% CLASS A-4 CERTIFICATES
              $_____________ ADJUSTABLE RATE CLASS A-5 CERTIFICATES

                         CENTEX CREDIT CORPORATION d/b/a
                         CENTEX HOME EQUITY CORPORATION
                               Seller and Servicer
                        CHEC ASSET RECEIVABLE CORPORATION
                                    Depositor

     The Centex Home Equity Loan Pass-Through Certificates, Series 199_-_ (the "Certificates") will consist of (i) the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates and the Class A-4 Certificates (collectively the "Fixed Rate Certificates"), (ii) the Class A-5 Certificates (together with the Fixed Rate Certificates, the "Class A Certificates"), and
(iii) a residual Class of Certificates (the "Class R Certificates"). Only the Class A Certificates are offered hereby.


     FOR A DISCUSSION OF SIGNIFICANT MATTERS AFFECTING INVESTMENT IN THE CERTIFICATES, SEE "RISK FACTORS" BEGINNING ON PAGE ____ HEREIN, "PREPAYMENT AND YIELD CONSIDERATIONS" BEGINNING ON PAGE ___ HEREIN AND "RISK FACTORS" BEGINNING ON PAGE __ IN THE PROSPECTUS.


     Each Class A Certificate represents undivided ownership interests in one of two pools (each, a "Home Equity Loan Group") each constituting a separate sub-trust of fixed rate and adjustable rate subprime mortgage loans (the "Home Equity Loans"), respectively, held by Centex Home Equity Loan Trust 199_-_ (the "Trust"). The Fixed Rate Certificates will represent undivided ownership interests in the related Home Equity Loan Group comprised of the Home Equity Loans bearing fixed rates of interest (the "Fixed Rate Group"), which are secured by first and second lien mortgages or deeds of trust primarily on one- to four-family residential properties. The Class A-5 Certificates will represent undivided ownership interests in the Home Equity Loan Group comprised of the Home Equity Loans bearing interest at rates that are subject to periodic adjustment (the "Adjustable Rate Group"), which are secured by first lien mortgages or deeds of trust primarily on one- to four-family residential properties. The Class A Certificates also represent undivided ownership interests in all interest due and principal received under the related Home Equity Loans on and after the Cut-Off Date or the related Subsequent Cut-Off Date (which may not be the final Subsequent Cut-Off Date), as applicable, security interests in the properties which secure the related Home Equity Loans (the "Properties"), the Insurance Policies (as defined below), funds on deposit in the Certificate Account, the Pre-Funding Account, the Capitalized Interest Account (each as defined herein) and any other account held by the Trustee for the Trust, and all of the proceeds of the foregoing.


     Simultaneously with the issuance of the Certificates, the Seller will obtain from _______________ (the "Certificate Insurer") two certificate guaranty insurance policies (the "Insurance Policies") in favor of the Trustee (as defined below). The Insurance Policies will require the Certificate Insurer to make certain Insured Payments (as defined herein) on the Class A Certificates.

                                                   (continued on following page)

    THE CLASS A CERTIFICATES REPRESENT BENEFICIAL INTERESTS IN THE TRUST ONLY AND DO NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF THE DEPOSITOR, THE TRUSTEE,
  THE SELLER, OR THE SERVICER, OR EXCEPT AS DESCRIBED HEREIN, THE CERTIFICATE INSURER, OR ANY OF THEIR AFFILIATES. NEITHER THE CLASS A CERTIFICATES NOR THE
    HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

     The Class A Certificates will be offered by _________________ (the "Underwriter") from time to time to the public in negotiated transactions or otherwise at varying prices to be determined at the time of the related sale. The net proceeds to the Depositor from the sale of the Class A Certificates are anticipated to be approximately $________ plus, solely with respect to the Fixed Rate Certificates, accrued interest from ________, ___, before deducting expenses payable by the Depositor, estimated to be $________. The Class A Certificates are offered by the Underwriter subject to prior sale when, as and if issued to and accepted by it and subject to approval of certain legal matters by counsel for the Underwriter. The Underwriter reserves the right to withdraw, cancel or modify such offer and to reject orders in whole or in part. It is expected that delivery of the Class A Certificates in book-entry form will be made through the facilities of The Depository Trust Company ("DTC") in the United States, and Cedel Bank, societe anonyme and the Euroclear System in Europe, on or about ________, ____ (the "Closing Date").


                                  [           ]
                               -------------------


             THE DATE OF THIS PROSPECTUS SUPPLEMENT IS ________, ___

(cover continued from previous page)


     The aggregate outstanding Loan Balance of the Home Equity Loans, as of the Cut-Off Date (the "Initial Aggregate Loan Balance"), expected to be transferred to the Trust on the Closing Date (the "Initial Home Equity Loans") was $________ ($________ represented Loan Balances of Home Equity Loans in the Fixed Rate Group and $________ represented Loan Balances of the Home Equity Loans in the Adjustable Rate Group, each of which is subject to be increased by up to approximately __% on the Closing Date such that the amount initially deposited into the Pre-Funded Account does not exceed __% of the Maximum Collateral Amount (as defined herein)). Approximately ______% of the Home Equity Loans in the Fixed Rate Group by principal balance are secured by first liens and the remainder are secured by second liens and ________% of the Home Equity Loans in the Adjustable Rate Group are secured by first liens. Additional Home Equity Loans (the "Subsequent Home Equity Loans") may be purchased by the Trust from time to time after the Closing Date during the Funding Period (as defined below) from funds on deposit in the pre-funding account (the "Pre- Funding Account"). On the Closing Date, aggregate cash amounts of approximately $________ and approximately $________, from the proceeds of the sale of the Class A Certificates will be deposited with the Trustee in the Pre-Funding Account to acquire Subsequent Home Equity Loans for the Fixed Rate Group and the Adjustable Rate Group, respectively. On the Closing Date, aggregate cash amounts of approximately $________ and approximately $________ from the proceeds of the sale of the Class A Certificates will be deposited with the Trustee in the Capitalized Interest Account for the Fixed Rate Group and the Adjustable Rate Group, respectively. The Home Equity Loans were or will be originated by Centex Credit Corporation d/b/a Centex Home Equity Corporation (in its capacity as seller of the Home Equity Loans, the "Seller" and, in its capacity as servicer of the Home Equity Loans, the "Servicer") or one of its affiliates and will be sold to CHEC Asset Receivable Corporation (the "Depositor") as of the Cut-Off Date pursuant to the Loan Sale Agreement dated as of ________, ____ between the Seller and the Depositor (the "Loan Sale Agreement"). All of the Home Equity Loans will be serviced by the Servicer. The Trust will be created pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") to be dated as of ________, ___ among the Seller, the Servicer, the Depositor and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee").

     Distributions of principal and interest will be made to holders (the "Owners") of the Certificates on the 25th day of each month (or, if such day is not a business day, the next following business day) beginning _____ ___ (each, a "Payment Date"). Interest will be passed through on each Payment Date to the Owners of the Class A Certificates based on the related Certificate Principal Balance (as defined herein) at the Pass-Through Rate applicable to such Class of Certificates, subject to the limitations described herein. The Pass-Through Rate for each Class of Fixed Rate Certificates is set out on the cover hereof and the Pass-Through Rate for the Class A-5 Certificates is based on One-Month LIBOR and is subject to an available funds cap as described herein.

     It is a condition to issuance that the Class A Certificates be rated " BY _______. AND "___" BY ______.


     The yield to investors on the Class A Certificates sold at prices other than par may be extremely sensitive to the rate and timing of principal payments (including prepayments, repurchases, defaults and liquidations) on the Home Equity Loans, which may vary over time. See "Prepayment and Yield Considerations" herein and "Risk Factors" and "Yield, Prepayment and Maturity Considerations" in the Prospectus.

     As more fully described herein, an election will be made to treat the assets of the Trust Estate (other than certain accounts contained therein) as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes. The Class A Certificates will constitute "regular interests" in the REMIC and the Class R Certificates will constitute the "residual interest" in the REMIC. See "Certain Federal Income Tax Consequences" herein and "Federal Income Tax Consequences" in the Prospectus.

     Prior to their issuance, there has been no market for the Class A Certificates nor can there be any assurance that one will develop, or if it does develop, that it will provide liquidity, or that it will continue for the life of the Class A Certificates. The Underwriter intends, but is not obligated, to make a market in the Class A Certificates. Any such market making, if commenced, may be discontinued at any time.

     UNTIL 90 DAYS AFTER THE DATE OF THIS PROSPECTUS SUPPLEMENT, ALL DEALERS EFFECTING TRANSACTIONS IN THE CLASS A CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO WHICH IT RELATES. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

     The Trust is subject to optional termination under the limited circumstances described herein. See "Description of the Class A
Certificates-Optional Termination" herein. Exercise of the optional termination by the Servicer may result in an early retirement of the Class A Certificates.


     The Class A Certificates offered by this Prospectus Supplement will be part of a separate series of Certificates being offered by the Depositor pursuant to its Prospectus dated ________, ___, of which this Prospectus Supplement is a part and which accompanies this Prospectus Supplement. The Prospectus contains important information regarding this offering which is not contained herein, and prospective investors are urged to read the Prospectus and this Prospectus Supplement in full.


     As provided herein under "The Insurance Policies and the Certificate Insurer" the Certificate Insurer will provide without charge to any person to whom this Prospectus Supplement is delivered, upon oral or written request of such person, a copy of any or all financial statements incorporated herein by reference. Requests for such copies should be directed as provided under "The Insurance Policies and the Certificate Insurer" herein.

     CERTAIN PERSONS PARTICIPATING IN THIS OFFERING MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN, OR OTHERWISE AFFECT THE PRICE OF THE CLASS A CERTIFICATES OFFERED HEREBY. SUCH TRANSACTIONS MAY INCLUDE STABILIZING AND THE PURCHASE OF CERTIFICATES TO COVER SHORT POSITIONS. FOR A DESCRIPTION OF THESE ACTIVITIES, SEE "UNDERWRITING" HEREIN.

                                SUMMARY OF TERMS


This summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and the accompanying Prospectus. Reference is made to the "Index OF Defined Terms" for the location of the definitions of certain capitalized terms.

ISSUER..............................Centex Home Equity Loan Trust 199_-_ (the
                                    "Trust").

CERTIFICATES OFFERED................$__________ Centex Home Equity Loan
                                    Pass-Through Certificates, Series 199_-_, to be issued in the following Classes (each, a "Class"):


                                    Initial Certificate    Pass-Through
                                    Principal Balance          Rate           Class
                                    -----------------      ------------       -----
                                    $__________                _____%         Class A-1 Certificates
                                    $__________                _____%         Class A-2 Certificates
                                    $__________                _____%         Class A-3 Certificates
                                    $__________                _____%         Class A-4 Certificates
                                    $__________                  (1)          Class A-5 Certificates

                                    -----------------
                                    (1) For each Accrual Period, the "Class A-5
                                    Pass-Through Rate" will be equal to the
                                    lesser of (x) with respect to any Payment
                                    Date which occurs on or prior to the
                                    Clean-Up Call Date (as defined herein),
                                    One-Month LIBOR plus _____% per annum and
                                    for any Payment Date thereafter, One-Month
                                    LIBOR plus _____% per annum and (y) the
                                    Class A-5 Available Funds Cap (as defined
                                    herein).

DEPOSITOR...........................CHEC Asset Receivable Corporation (the
                                    "Depositor"), a Nevada corporation.

SELLER AND SERVICER.................Centex Credit Corporation d/b/a Centex Home
                                    Equity Corporation (in its capacity as
                                    seller of the Home Equity Loans, the
                                    "Seller," and in its capacity as servicer of
                                    the Home Equity Loans, the "Servicer"), a
                                    Nevada corporation. The Seller's and
                                    Servicer's principal executive offices are
                                    located at 2728 N. Harwood Street, Dallas,
                                    Texas 75201.

TRUSTEE.............................[                         ] as trustee (the
                                    "Trustee"). The Trustee shall receive a fee
                                    (the "Trustee Fee") payable monthly, equal
                                    to one-twelfth of the product of 0.01% and
                                    the sum of the aggregate Loan Balance of the
                                    Home Equity Loans and the amount on deposit
                                    in the Pre-Funding Account, in each case as
                                    of the first day of the related Remittance
                                    Period.


CUT-OFF DATES.......................With respect to (i) each Initial Home Equity
                                    Loan, the opening of business on _____, ___
                                    (the "Cut-Off Date") and (ii) with respect
                                    to each Subsequent Home Equity Loan, the
                                    later of (x) the opening of business of the
                                    first day of the month in which such
                                    Subsequent Home Equity Loan was transferred
                                    to the Trust and (y) the date of origination
                                    of any such Home Equity Loan which is
                                    originated in the month of the related
                                    Subsequent Transfer Date (the later of
                                    clauses (x) and (y) being the "Subsequent
                                    Cut-Off Date"). Each reference herein to
                                    either the "related Cut-Off Date" or the
                                    "applicable Cut-Off Date" shall mean either
                                    the "Cut-Off Date" and/or the "Subsequent
                                    Cut-Off Date," as applicable.

CLOSING DATE........................On or about _____, ___.

DESCRIPTION OF THE
CERTIFICATES OFFERED................The Class A Certificates represent fractional undivided interests in one of two
                                    pools of loans each constituting a separate
                                    sub-trust within the Trust and have the
                                    rights described in the Pooling and
                                    Servicing Agreement dated as of _____, __
                                    among the Depositor, the Seller, the
                                    Servicer and the Trustee (the "Pooling and
                                    Servicing Agreement"). The Trust assets will
                                    include a pool of home equity loans
                                    transferred to the Trust on the Closing Date
                                    (the "Initial Home Equity Loans"),
                                    additional fixed rate and adjustable rate
                                    home equity loans transferred to the Trust
                                    during the Funding Period (the "Subsequent
                                    Home Equity Loans," and, together with the
                                    Initial Home Equity Loans, the "Home Equity
                                    Loans"), all interest due and principal
                                    received under the respective Home Equity
                                    Loans on and after the related Cut-Off Date,
                                    security interests in the properties
                                    securing such Home Equity Loans (the
                                    "Properties"), amounts on deposit in the
                                    Certificate Account, Pre-Funding Account and
                                    Capitalized Interest Account, and all of the
                                    proceeds of the foregoing. In addition to
                                    the foregoing, the Seller shall cause the
                                    Certificate Insurer to deliver the Insurance
                                    Policies to the Trustee for the benefit of
                                    the Owners of the Class A Certificates. See
                                    "Formation of the Trust and Trust Property"
                                    herein.


OTHER CERTIFICATES..................In addition to the Class A Certificates, the
                                    Trust will issue, pursuant to the Pooling
                                    and Servicing Agreement, a residual Class of
                                    Certificates (the "Class R Certificates")
                                    which will represent an undivided ownership
                                    interest in the Trust. The Class A
                                    Certificates and the Class R Certificates
                                    are herein referred to as the "Certificates"
                                    Only the Class A Certificates are offered
                                    hereby.

DENOMINATIONS.......................The Class A Certificates are issuable in minimum denominations of an original
                                    principal amount of $1,000 and integral
                                    multiples of $1 in excess thereof.

THE INITIAL HOME EQUITY LOANS.......The Initial Home Equity Loans consist of
                                    _____ home equity loans, of which _____ are
                                    fixed rate home equity loans and _____ are
                                    adjustable rate home equity loans, and the
                                    notes relating thereto. The Home Equity
                                    Loans will be divided into two Home Equity
                                    Loan Groups each constituting a separate
                                    sub-trust. The Fixed Rate Group will consist
                                    of Home Equity Loans that bear interest at
                                    fixed rates. The Adjustable Rate Group will
                                    consist of Home Equity Loans that bear
                                    interest at rates that adjust semi-annually
                                    based on Six-Month LIBOR and the applicable
                                    gross margin (subject to the limitations
                                    described herein), with the initial rate
                                    adjustment date being either six months
                                    after the date of origination of the related
                                    Home Equity Loan ("Six-Month Adjustable Rate
                                    Loans") or two years after the date of
                                    origination of the related Home Equity Loan
                                    ("2/28 Adjustable Rate Loans"). The Initial
                                    Home Equity Loans are secured by first and
                                    second lien mortgages or deeds of trust
                                    primarily on one- to four-family residential
                                    properties, located in __ states and the
                                    District of Columbia. No Combined
                                    Loan-to-Value Ratio relating to any Initial
                                    Home Equity Loan in the Fixed Rate Group
                                    exceeded _____% as of the Cut-Off Date. No
                                    Original Loan-to-Value Ratio relating to any
                                    Initial Home Equity Loan in the Adjustable
                                    Rate Group exceeded _____% as of the
                                    Cut-Off-Date. None of the Initial Home
                                    Equity Loans are insured by primary mortgage
                                    insurance policies. On the

                                    Closing Date additional Home Equity Loans will be added to each Home Equity Loan Group in an amount equal to approximately __% of the aggregate initial Loan Balance presented herein of the Home Equity Loans in such Home
                                    Equity Loan Group such that the amount
                                    initially deposited into the Pre-Funding
                                    Account does not exceed ___ % of the Maximum
                                    Collateral Amount. All statistical
                                    information presented herein relating to the Initial Home Equity Loans does not include the additional Initial Home Equity Loans to be added on the Closing Date. The Seller does not expect that the characteristics of the additional Home Equity Loans to be added on the Closing Date to materially vary from the aggregate characteristics of the Initial
                                    Home Equity Loans described herein.

                                    All of the Home Equity Loans in the Trust have been or will be originated by the Seller or an affiliate of the Seller. The
                                    Home Equity Loans are not guaranteed by the Depositor, the Seller, the Servicer, the Trustee or any of their affiliates.

                                    Fixed Rate Group. As of the Cut-Off Date, the average Loan Balance of the Initial Home
                                    Equity Loans in the Fixed Rate Group was
                                    $_______. The minimum and maximum Loan
                                    Balances of the Initial Home Equity Loans in the Fixed Rate Group as of the Cut-Off Date were $_______ and $_______, respectively. As of the Cut-Off Date, the interest rates (the
                                    "Coupon Rates") of the Initial Home Equity
                                    Loans in the Fixed Rate Group ranged from _______% to _______%; the weighted average
                                    Coupon Rate of the Initial Home Equity Loans in the Fixed Rate Group was approximately
                                    _______%; the weighted average Combined
                                    Loan-to-Value Ratio of the Initial Home
                                    Equity Loans in the Fixed Rate Group was approximately _______%; the weighted average remaining term to maturity of the Initial
                                    Home Equity Loans in the Fixed Rate Group was approximately _______ months; and the remaining terms to maturity of the Initial
                                    Home Equity Loans in the Fixed Rate Group ranged from _______ months to _______ months. As of the Cut-Off Date, approximately _______% of the Initial
                                    Aggregate Loan Balance of the Initial Home
                                    Equity Loans in the Fixed Rate Group were secured by first mortgages and approximately
                                    _______% of the Initial Aggregate Loan
                                    Balance of the Initial Home Equity Loans in the Fixed Rate Group were secured by second mortgages. Initial Home Equity Loans in the
                                    Fixed Rate Group containing balloon payments represented approximately _______% of the
                                    Initial Aggregate Loan Balance of the
                                    Initial Home Equity Loans in the Fixed Rate
                                    Group. No Initial Home Equity Loan in the
                                    Fixed Rate Group has a final scheduled
                                    payment date later than _______, ____. See
                                    "The Home Equity Loan Pools--Fixed Rate
                                    Group" herein.

                                    Adjustable Rate Group. As of the Cut-Off
                                    Date, the average Loan Balance of the
                                    Initial Home Equity Loans in the Adjustable
                                    Rate Group was $_______. The minimum and maximum Loan Balances of the Initial Home
                                    Equity Loans in the Adjustable Rate Group as of the Cut-Off Date were $_______ and $_______, respectively. As of the Cut-Off
                                    Date, the weighted average Original
                                    Loan-to-Value Ratio of the Initial Home
                                    Equity Loans in the Adjustable Rate Group was approximately _______%; the weighted average remaining term to maturity of the Initial Home Equity Loans in the Adjustable
                                    Rate Group was approximately _______ months;
                                    and the remaining terms to maturity of the Initial Home Equity Loans in the Adjustable
                                    Rate Group ranged from _______ months to _______ months.

                                    As of the Cut-Off Date, approximately
                                    _______% of the Initial Aggregate Loan
                                    Balance of the Initial Home Equity Loans in the Adjustable Rate Group were secured by first mortgages. No Initial Home Equity Loan in the Adjustable Rate Group will mature later than _______, ____. As of the Cut-Off
                                    Date, approximately _______% of the Initial
                                    Aggregate Loan Balance of the Initial Home
                                    Equity Loans in the Adjustable Rate Group were Six-Month Adjustable Rate Loans and
                                    _______% of the Initial Aggregate Loan
                                    Balance of the Initial Home Equity Loans in the Adjustable Rate Group were 2/28
                                    Adjustable Rate Loans. As of the Cut-Off
                                    Date, the weighted average remaining period to the next interest rate adjustment date for the Six-Month Adjustable Rate Loans was approximately __ months; the weighted average remaining period to the next interest rate adjustment date for the 2/28
                                    Adjustable Rate Loans was approximately ___ months; each Six-Month Adjustable Rate Loan will have an initial payment adjustment effective with the seventh monthly payment on such loan, an initial rate adjustment cap of _______%, a semi-annual interest rate adjustment cap of _______%, in each case, above the then current interest rate for such Six-Month Adjustable Rate Loan and a lifetime interest rate adjustment cap of _______% above the initial interest rate of such loan; each 2/28 Adjustable Loan will have an initial payment adjustment effective with the 25th monthly payment on such loan, an initial interest rate adjustment cap of _______% and a semi-annual interest rate adjustment cap of ____%, in each case, above the then current interest rate for such 2/28
                                    Adjustable Loan and a lifetime interest rate adjustment cap of _______% above the initial interest rate of such loan. The weighted average Coupon Rate of the Initial Home
                                    Equity Loans in the Adjustable Rate Group was approximately _______% per annum. The
                                    Initial Home Equity Loans in the Adjustable
                                    Rate Group had a weighted average gross
                                    margin as of the Cut-Off Date of
                                    approximately _______%. The gross margin for the Initial Home Equity Loans in the
                                    Adjustable Rate Group ranged from _______% to _______%. Coupon Rates borne by the Initial Home Equity Loans in the Adjustable
                                    Rate Group as of the Cut-Off Date ranged from _______% per annum to _______% per annum. As of the Cut-Off Date, the maximum rates at which interest may accrue on the Initial Home Equity Loans in the Adjustable
                                    Rate Group (the "Maximum Rates") ranged from
                                    _______% per annum to _______% per annum.
                                    The Initial Home Equity Loans in the
                                    Adjustable Rate Group had a weighted average
                                    Maximum Rate as of the Cut-Off Date of
                                    approximately _______% per annum. As of the Cut-Off Date, the minimum rates at which interest may accrue on the Initial Home
                                    Equity Loans in the Adjustable Rate Group
                                    (the "Minimum Rates") ranged from _______% per annum to _______% per annum. As of the Cut-Off Date, the weighted average Minimum
                                    Rate on the Initial Home Equity Loans in the
                                    Adjustable Rate Group was approximately
                                    _______% per annum. See "The Home Equity
                                    Loan Pools--Adjustable Rate Group" herein.

                                    In addition to the Initial Home Equity Loans acquired by the Trust on the Closing Date, the Trust may acquire up to approximately
                                    $_______ and approximately $_______
                                    aggregate Loan Balance in Subsequent Home
                                    Equity Loans for the Home Equity Loans in the Fixed Rate Group and the Adjustable Rate
                                    Group, respectively. The Subsequent Home
                                    Equity Loans, if available, will be
                                    originated by the Seller or an affiliate of the Seller and sold to the Depositor and then sold by the Depositor to the Trust. The
                                    Subsequent Home Equity Loans, as well as all Home Equity Loans, must conform to certain specified
                                    characteristics. See "--Pre-Funding Feature" below.


PRE-FUNDING FEATURE.................On the Closing Date, approximately $_______
                                    (the "Original Pre-Funded Amount") (of which
                                    approximately $_______ will be allocated to
                                    the Fixed Rate Group and approximately
                                    $_______ will be allocated to the Adjustable
                                    Rate Group) will be deposited in the
                                    Pre-Funding Account which account will be in
                                    the name of, and maintained by, the Trustee
                                    on behalf of the Trust for the benefit of
                                    the Certificate Insurer and the Owners of
                                    the Certificates. The Original Pre-Funded
                                    Amount allocated to a Home Equity Loan Group
                                    will be reduced during the Funding Period
                                    for such Home Equity Loan Group as described
                                    below. Subsequent Home Equity Loans
                                    purchased on any date (each, a "Subsequent
                                    Transfer Date") must satisfy the criteria
                                    set forth in the Pooling and Servicing
                                    Agreement. In addition, each Subsequent Home
                                    Equity Loan must be acceptable to the
                                    Certificate Insurer. The Trust may purchase
                                    the Subsequent Home Equity Loans only from
                                    the Depositor and not from any other person
                                    and the Depositor may purchase the
                                    Subsequent Home Equity Loans only from the
                                    Seller and not from any other person. All
                                    interest and other investment earnings on
                                    amounts on deposit in the Pre-Funding
                                    Account will be deposited in the Capitalized
                                    Interest Account. The Pre-Funding Account
                                    will not be an asset of the REMIC. See "The
                                    Home Equity Loan Pools--Conveyance of
                                    Subsequent Home Equity Loans" herein. The
                                    "Funding Period" is the period from the
                                    Closing Date until the earliest of (i) the
                                    date on which the amount on deposit in the
                                    Pre-Funding Account is less than $_______,
                                    (ii) the date on which a Servicer
                                    Termination Event occurs under the Pooling
                                    and Servicing Agreement or (iii) the Monthly
                                    Remittance Date in _______ ___. The Original
                                    Pre-Funded Amount, as reduced from time to
                                    time by the amount thereof applied to the
                                    purchase of Subsequent Home Equity Loans is
                                    referred to herein as the "Pre-Funded
                                    Amount." Any Pre-Funded Amount allocated to
                                    a Home Equity Loan Group remaining in the
                                    Pre-Funding Account at the end of the
                                    Funding Period will be distributed to Owners
                                    of the related Class A Certificates as an
                                    additional distribution of principal on the
                                    _____ ____ Payment Date.


CAPITALIZED INTEREST ACCOUNT........On the Closing Date, a portion of the proceeds of the sale of the Class A
                                    Certificates will be required to be
                                    deposited in an account (the "Capitalized
                                    Interest Account") in the name of the
                                    Trustee on behalf of the Trust. During the
                                    Funding Period, the amount on deposit in the
                                    Capitalized Interest Account, including
                                    reinvestment income thereon, will be used by
                                    the Trustee to fund the amount equal to (i)
                                    the sum of (a) the amount of interest
                                    accruing at the weighted average of the
                                    Pass-Through Rates of the Fixed Rate
                                    Certificates (in the case of the Fixed Rate
                                    Group) or the Class A-5 Pass-Through Rate
                                    (in the case of Adjustable Rate Group)
                                    accruing during the related Accrual Period
                                    on the amount by which the aggregate
                                    Certificate Principal Balance of the related
                                    Class A Certificates exceeds the aggregate
                                    Loan Balance of the Home Equity Loans in the
                                    related Home Equity Loan Group plus (b) the
                                    related Premium Amount accruing during the
                                    related Accrual Period on such excess
                                    balance minus (ii) the amount of any
                                    reinvestment income on monies allocated to
                                    such Home Equity Loan Group and on deposit
                                    in the Pre-Funding Account. Any amounts
                                    remaining in the Capitalized Interest
                                    Account on the Payment Date which follows
                                    the end of the Funding Period and not used
                                    for such purpose on such Payment Date are
                                    required to be paid directly to the Seller
                                    on such Payment Date.

FINAL SCHEDULED PAYMENT DATE........The "Final Scheduled Payment Date" for each
                                    Class of Class A Certificates is as set
                                    forth below, although it is anticipated that
                                    the actual final Payment Date for each Class
                                    of Class A Certificates will occur
                                    significantly earlier than the related Final
                                    Scheduled Payment Date. See "Prepayment and
                                    Yield Considerations" herein.

                                                               Final Scheduled
                                           Class               Payment Date
                                           -----               ---------------
                                           Class A-1
                                           Class A-2
                                           Class A-3
                                           Class A-4
                                           Class A-5


CLASS A DISTRIBUTIONS...............On the 25th day of each month, or if such a day is not a Business Day, then the next
                                    succeeding Business Day, commencing in
                                    _______ ___ (each such day being a "Payment
                                    Date"), the Trustee will be required to
                                    distribute to the Owners of the Fixed Rate
                                    Certificates of record as of the last
                                    Business Day of the calendar month
                                    immediately preceding the calendar month in
                                    which such Payment Date occurs and to the
                                    Owners of the Class A-5 Certificates of
                                    record as of the Business Day immediately
                                    preceding such Payment Date (each such date,
                                    the "Record Date"), the "Class A
                                    Distribution Amount" which shall be the sum
                                    of (x) the Current Interest and (y) the
                                    Class A Principal Distribution Amount. Such
                                    amounts shall be allocated to the Class A
                                    Certificates in the manner described below.


                                    A "Business Day" is any day other than a Saturday or Sunday, or a day on which banking institutions in New York, New York or Dallas, Texas, the city in which the corporate trust office of the Trustee is located or the city in which the Certificate
                                    Insurer is located are authorized or
                                    obligated by law or executive order to be closed.


                                    For each Payment Date, Current Interest will be due with respect to the related Class of Class A Certificates. "Current Interest" with respect to each Class of Class A
                                    Certificates means, with respect to any
                                    Payment Date: (i) the aggregate amount of interest accrued during the related Accrual
                                    Period at the related Pass-Through Rate on the Certificate Principal Balance of the related Class A Certificates plus (ii) the
                                    Preference Amount as it relates to interest previously paid on such Class of the Class A
                                    Certificates prior to such Payment Date that remains unpaid as of such Payment Date plus
                                    (iii) the Carry Forward Amount, if any, with respect to such Class of Class A
                                    Certificates; provided however, that with respect to each Class of Class A
                                    Certificates, Current Interest will be
                                    reduced by such Class' pro rata share of any shortfalls in interest collections on Home
                                    Equity Loans included in the Trust resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 ("Civil
                                    Relief Interest Shortfalls") during the
                                    related Accrual Period.


                                    "Accrual Period" means for each Payment Date and (x) with respect to the Fixed Rate
                                    Certificates, the calendar month immediately preceding the month in which such Payment
                                    Date occurs and (y) with respect to the A-5

                                    Certificates, the period from and including the previous Payment Date (or the Closing
                                    Date in the case of the first Payment Date) to and including the day prior to such Payment Date. All calculations of interest on the Fixed Rate Certificates will be made on the basis of a 360 day year assumed to consist of twelve 30 day months. All calculations of interest on the Class A-5
                                    Certificate will be made on the basis of the actual number of days elapsed in the related
                                    Accrual Period and a year of 360 days.

                                    The Class A-5 Pass-Through Rate is subject to the Class A-5 Available Funds Cap.

                                    The "Class A-5 Available Funds Cap" with respect to any Accrual Period and the related Payment Date shall be a rate per annum equal to the fraction, expressed as a percentage, the numerator of which is (i) an amount equal to (A) 1/12 of the weighted average of the Net Coupon Rates of the Home
                                    Equity Loans in the Adjustable Rate Group
                                    (by outstanding principal balance), times the aggregate Loan Balance of the Home
                                    Equity Loans in the Adjustable Rate Group as of the beginning of the related Remittance
                                    Period minus (B) the Premium Amount related to the Adjustable Rate Group for such Payment Date, and the denominator of which is (ii) the then outstanding Class A-5
                                    Certificate Principal Balance, such rate as calculated on the basis of a 360 day year and the actual number of days elapsed in the related Accrual Period.

                                    The "Net Coupon Rate" of any Home Equity
                                    Loan in the Adjustable Rate Group shall be a rate per annum equal to the Coupon Rate of such Home Equity Loan minus the sum of (i) the rate at which the Servicing Fee accrues,
                                    (ii) the rate at which the Trustee Fee
                                    accrues, and (iii) the Minimum Spread.

                                    The "Minimum Spread" shall be a percentage per annum equal to __% for Payment Dates which occur prior to _____1999 and ____% for Payment Dates which occur in _____1999 or thereafter.

                                    With respect to the Class A-5 Certificates and any Payment Date, to the extent that (a) the "Accrual Rate," which is equal to the lesser of (i) the amount of Current Interest that would be payable on the Class A-5
                                    Certificates on such Payment Date if clause
                                    (x) of the definition of Class A-5
                                    Pass-Through Rate were used to calculate such Current Interest and (ii) the amount of Current Interest that would be payable on the Class A-5 Certificates on such Payment
                                    Date if the Class A-5 Maximum Pass-Through
                                    Rate (as defined below) were used to
                                    calculate such Current Interest exceeds (b) the amount payable if clause (y) of the definition of Class A-5 Pass-Through Rate is used to calculate such Current Interest
                                    (such excess, "Class A-5 Certificateholders'
                                    Interest Index Carryover"), the holders of the Class A-5 Certificates will be entitled to the amount of such Class A-5
                                    Certificateholders' Interest Index Carryover after certain other distributions to such holders and certain reimbursements to the Certificate Insurer but before the Owners of the Class R Certificates are entitled to any distributions.

                                    The "Unpaid Class A-5 Certificateholders'
                                    Interest Index Carryover" for any Payment
                                    Date shall be equal to the aggregate of all amounts of Class A-5 Certificateholders'
                                    Interest Index Carryover for any previous
                                    Payment Date

                                    plus accrued interest thereon at the
                                    percentage at which the Accrual Rate accrues for the related Accrual Period less all prior payments made in respect of the Class
                                    A-5 Certificateholders' Interest Index
                                    Carryover. The Insurance Policies will not cover Class A-5 Certificateholders' Interest
                                    Index Carryovers or Unpaid Class A-5
                                    Certificateholders' Interest Index
                                    Carryovers, and the ratings on the Class A-5
                                    Certificates do not address the likelihood of receipt by the holders of the Class A-5
                                    Certificates of any amounts in respect of Class A-5 Certificateholders' Interest Index
                                    Carryovers or Unpaid Class A-5
                                    Certificateholders' Interest Index
                                    Carryovers.

                                    The "Class A-5 Maximum Pass-Through Rate" with respect to any Accrual Period and any related Payment Date, shall be a rate per annum equal to the fraction, expressed as a percentage, the numerator of which is (i) an amount equal to (A) 1/12 of the weighted average of the Net Maximum Rates of the Home
                                    Equity Loans in the Adjustable Rate Group
                                    (by outstanding principal balance), times the aggregate Loan Balance of the Home
                                    Equity Loans in the Adjustable Rate Group as of the beginning of the related Remittance
                                    Period minus (B) the Premium Amount related to the Adjustable Rate Group for such Payment Date, and the denominator of which is (ii) the then outstanding Loan Balance of the Home Equity Loans in the Adjustable Rate
                                    Group, such rate as calculated on the basis of a 360 day year and the actual number of days elapsed in the related Accrual Period.

                                    The "Net Maximum Rate" of any Home Equity
                                    Loan in the Adjustable Rate Group shall be a rate per annum equal to the Maximum Rate of such Home Equity Loan minus the sum of (i) the rate at which the Servicing Fee accrues,
                                    (ii) the rate at which the Trustee Fee
                                    accrues, and (iii) the Minimum Spread.

ALLOCATIONS OF INTEREST
AND PRINCIPAL.......................The Class A Distribution Amount for each
                                    Home Equity Loan Group for each Payment Date
                                    (to the extent funds are available therefor)
                                    shall be allocated among the Class A
                                    Certificates related to such Home Equity
                                    Loan Group in the following amounts and in
                                    the following order of priority: (i) First,
                                    to the Owners of the Class A Certificates
                                    related to such Home Equity Loan Group, the
                                    related Current Interest for such Class of
                                    Class A Certificates on a pro rata basis
                                    (based on each such Class A Certificate's
                                    Current Interest) without any priority among
                                    such Class A Certificates; and (ii) Second,
                                    with respect to each Home Equity Loan Group,
                                    to the Owners of the Class A Certificates
                                    related to such Home Equity Loan Group, the
                                    Class A Principal Distribution Amount (as
                                    defined below under this heading). The Class
                                    A Principal Distribution Amount applicable
                                    to the Fixed Rate Group shall be distributed
                                    as follows: (i) to the Owners of the Class
                                    A-4 Certificates an amount equal to the
                                    Class A-4 Lockout Distribution Amount (as
                                    defined below) and (ii) the remainder of
                                    such Class A Distribution Amount as follows:
                                    first, to the Owners of the Class A-1
                                    Certificates until the Class A-1 Certificate
                                    Principal Balance is reduced to zero; and
                                    second, to the Owners of the Class A-2
                                    Certificates until the Class A-2 Certificate
                                    Principal Balance is reduced to zero; and
                                    third, to the Owners of the Class A-3
                                    Certificates until the Class A-3 Certificate
                                    Principal Balance is reduced to zero; and
                                    fourth, to the Owners of the Class A-4
                                    Certificates until the Class A-4 Certificate
                                    Principal Balance is reduced to zero. The
                                    Class A Principal Distribution Amount
                                    applicable to the

                                    Adjustable Rate Group shall be distributed to the Owners of the Class A-5 Certificates until the Class A-5 Certificate Principal
                                    Balance is reduced to zero.

                                    Notwithstanding the foregoing, in the event that a Certificate Insurer Default has occurred, and is continuing, if there is a Subordination Deficit (as defined herein), the Class A Principal Distribution Amount for the Fixed Rate Group shall be distributed pro rata to the Owners of all Classes of the Fixed Rate Certificates.

                                    The Owners of the Class A-4 Certificates are entitled to receive payments of the Class
                                    A-4 Lockout Distribution Amount specified herein; provided, that if on any Payment
                                    Date the Class A-3 Certificate Principal
                                    Balance is zero, the Owners of the Class A-4
                                    Certificates will be entitled to receive the entire Class A Principal Distribution Amount applicable to the Fixed Rate Group for such Payment Date.

                                    The "Class A-4 Lockout Distribution Amount" for any Payment Date will be the product of
                                    (i) the applicable Class A-4 Lockout
                                    Percentage for such payment date and (ii) the Class A-4 Lockout Pro Rata Distribution
                                    Amount for such Payment Date. In no event shall the Class A-4 Lockout Distribution
                                    Amount exceed the outstanding Class A-4
                                    Certificate Principal Balance or the Class A
                                    Principal Distribution Amount applicable to the Fixed Rate Group for such Payment Date.

                                    The "Class A-4 Lockout Percentage" for each
                                    Payment Date shall be as follows:
                                       Payment Date         Lockout Percentage
                                       ------------         ------------------












                                    The "Class A-4 Lockout Pro Rata Distribution
                                    Amount" for any Payment Date will be an
                                    amount equal to the product of (x) a
                                    fraction, the numerator of which is the
                                    Certificate Principal Balance of the Class
                                    A-4 Certificates immediately prior to such Payment Date and the denominator of which is the aggregate of the Certificate Principal
                                    Balances of the Fixed Rate Certificates
                                    immediately prior to such Payment Date and
                                    (y) the Class A Principal Distribution
                                    Amount with respect to the Fixed Rate Group for such Payment Date.

                                    The "Class A Principal Distribution Amount" for each Home Equity Loan Group and Payment
                                    Date shall be the lesser of:

                                    (a) the Total Available Funds (as defined herein), for the related Home Equity Loan
                                    Group, plus any Insured Payment with respect to the related Class or Classes of Class A
                                    Certificates, minus the related Current
                                    Interest and related Expense Fees for such Payment Date with respect to the related
                                    Class A Certificates; and

                                    (b) the excess, if any, of

                                      (i) the sum (without duplication) of:

                                        (A) the Preference Amount with respect
                                        to principal owed to each Owner of Class
                                        A Certificates related to the Home
                                        Equity Loan Group that remains unpaid as of such Payment Date;

                                        (B) the principal portion of all
                                        scheduled monthly payments on the Home
                                        Equity Loans in the related Home Equity
                                        Loan Group due on or prior to the
                                        related Due Date thereof, received by
                                        the Servicer during the related
                                        Remittance Period and any Prepayments
                                        made by the Mortgagors and actually
                                        received by the Servicer during the
                                        related Remittance Period to the extent
                                        such amounts are received by the Trustee on or prior to the related Monthly
                                        Remittance Date;

                                        (C) the outstanding principal balance of each Home Equity Loan in the related
                                        Home Equity Loan Group that was
                                        repurchased by the Seller or purchased
                                        by the Servicer on or prior to the
                                        related Monthly Remittance Date, to the
                                        extent such outstanding principal
                                        balance is actually received by the
                                        Trustee on or prior to the related
                                        Monthly Remittance Date;

                                        (D) any Substitution Amounts (i.e., the
                                        excess, if any, of the outstanding
                                        principal balance of a Home Equity Loan
                                        in the related Home Equity Loan Group
                                        being replaced over the outstanding
                                        principal balance of a replacement Home
                                        Equity Loan plus accrued and unpaid
                                        interest and plus the amount of any
                                        Delinquency Advances and Servicing
                                        Advances) delivered by the Seller on the related Monthly Remittance Date in connection with a substitution of a Home
                                        Equity Loan in the related Home Equity
                                        Loan Group (to the extent such
                                        Substitution Amounts relate to
                                        principal), to the extent such
                                        Substitution Amounts are actually
                                        received by the Trustee on or prior to
                                        the related Monthly Remittance Date;

                                        (E) all Net Liquidation Proceeds
                                        actually collected by or on behalf of
                                        the Servicer with respect to the Home
                                        Equity Loans in the related Home Equity
                                        Loan Group during the related Remittance
                                        Period (to the extent such Net
                                        Liquidation Proceeds relate to
                                        principal), to the extent such Net
                                        Liquidation Proceeds are actually
                                        received by the Trustee on or prior to
                                        the related Monthly Remittance Date;

                                        (F) the amount of any Subordination
                                        Deficit with respect to the related Home
                                        Equity Loan Group for such Payment Date;

                                        (G) the principal portion of the
                                        proceeds received by the Trustee with
                                        respect to the related Home Equity Loan
                                        Group upon termination of the Trust (to
                                        the extent such proceeds relate to
                                        principal);

                                        (H) with respect to the Payment Date
                                        immediately following the last day of
                                        the Funding Period, all amounts
                                        remaining on deposit in the Pre-Funding
                                        Account and allocated to such Home
                                        Equity Loan Group to the extent not used to purchase Subsequent Home Equity Loans during such Funding Period; and

                                        (I) the amount of any Subordination
                                        Increase Amount (as defined herein) with respect to the related Home Equity Loan
                                        Group for such Payment Date to the
                                        extent of any Net Monthly Excess
                                        Cashflow available for such purpose;

                                        over

                                      (ii) the amount of any Subordination
                                      Reduction Amount (as defined herein) with respect to the related Home Equity Loan
                                      Group for such Payment Date.

                                    "Loan Balance": With respect to each Home
                                    Equity Loan and as of any date of
                                    determination, the actual outstanding
                                    principal balance thereof on the Cut-Off
                                    Date with respect to the Initial Home Equity
                                    Loans or relevant Subsequent Cut-Off Date with respect to the Subsequent Home Equity
                                    Loans excluding payments of principal
                                    received prior to the Cut-Off Date or
                                    Subsequent Cut-Off Date, as the case may be, less any principal payments relating to such Home Equity Loan included in previous
                                    Monthly Remittance Amounts, provided,
                                    however, that the Loan Balance for any Home
                                    Equity Loan that has become a Liquidated
                                    Loan shall be zero as of the first day of the Remittance Period following the
                                    Remittance Period in which such Home Equity
                                    Loan becomes a Liquidated Loan, and at all times thereafter.

                                    "Liquidated Loan" means a Home Equity Loan with respect to which a determination has been made by the Servicer that all recoveries have been recovered or that the Servicer reasonably believes that the cost of obtaining any additional recoveries therefrom would exceed the amount of such recoveries.

                                    The "Preference Amount" is any amount
                                    previously distributed to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (Title 11 of the United States Code); as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.


                                    The "Remittance Period" with respect to
                                    any Monthly Remittance Date is the
                                    calendar month immediately preceding
                                    such Monthly Remittance Date. A "Monthly
                                    Remittance Date" is any date on which
                                    funds on deposit in the Principal and
                                    Interest Account are remitted to the
                                    Certificate Account, which is the ____
                                    day of each month, or if such day is not a Business Day, the preceding Business
                                    Day, commencing in ______ ___.

                                    A "Subordination Deficit" with respect to a Home Equity Loan Group and a Payment Date is the amount, if any, by which (x) the aggregate of the Certificate Principal
                                    Balances related to such Home Equity Loan
                                    Group after taking into account all
                                    distributions to be made on such Payment
                                    Date (except for any Insured Payment, and except for any Subordination Deficit with respect to such Home Equity Loan Group), exceeds (y) the sum of (a) the aggregate
                                    Loan Balance of the Home Equity Loans in the related Home Equity Loan Group as of the close of business on the last day of the prior Remittance Period and (b) any amounts remaining in the Pre-Funding Account on the last day of the related Remittance Period and allocated to such Home Equity Loan
                                    Group.


MONTHLY SERVICING FEE...............As to each Home Equity Loan, the Servicer will retain a fee (the "Servicing Fee")
                                    equal to 0.50% per annum, payable monthly at
                                    one-twelfth of such annual rate of the then
                                    outstanding principal balance of such Home
                                    Equity Loan serviced as of the first day of
                                    each Remittance Period, provided, however,
                                    that if a successor Servicer is appointed in
                                    accordance with the Pooling and Servicing
                                    Agreement, the Servicing Fee shall be such
                                    amount as agreed upon by the Trustee, the
                                    Certificate Insurer, and the successor
                                    Servicer but in no event in an amount
                                    greater than the amount paid to the
                                    predecessor Servicer. The Servicer will also
                                    be able to retain late fees, prepayment
                                    charges, assumption fees, release fees,
                                    bad check charges and any other servicing
                                    related fees.


DELINQUENCY ADVANCES AND
COMPENSATING INTEREST...............Subject to the Servicer's determination, in its reasonable business judgment, that any
                                    proposed Delinquency Advance will not be
                                    recoverable, the Servicer shall be required
                                    to remit to the Trustee for deposit to the
                                    Certificate Account out of the Servicer's
                                    own funds or from collections on any Home
                                    Equity Loans that are not required to be
                                    distributed on the Payment Date occurring
                                    during the month in which such advance is
                                    made (which shall be reimbursed by the
                                    Servicer on or before any Subsequent Monthly
                                    Remittance Dates on which such amounts are
                                    required to be part of the monthly
                                    remittance amount) any delinquent payment of
                                    interest with respect to each delinquent
                                    Home Equity Loan, which payment was not
                                    received on or prior to the last day of the
                                    related Remittance Period and was not
                                    theretofore advanced by the Servicer. Such
                                    amounts so deposited are "Delinquency
                                    Advances." Such Delinquency Advances are
                                    reimbursable to the Servicer, as provided in
                                    the Pooling and Servicing Agreement. To the
                                    extent that the Servicer previously has made
                                    Delinquency Advances with respect to a Home
                                    Equity Loan that the Servicer subsequently
                                    determines to be nonrecoverable, the
                                    Servicer shall be entitled to reimbursement
                                    from collections on any Home Equity Loan
                                    from the Principal and Interest Account as
                                    provided in the Pooling and Servicing
                                    Agreement. See "Servicing of Home Equity
                                    Loans - Servicing Compensation and Payment
                                    of Expenses" in the Prospectus.

                                    If a prepayment in full of a Home Equity
                                    Loan or a Prepayment of at least six times a Mortgagor's Monthly Payment occurs during any calendar month, any difference between the interest collected from the Mortgagor in connection with such payoff and the full month's interest at the Coupon Rate that would be due on the related Due Date for such Home Equity Loan (such difference, the
                                    "Compensating Interest") (but not in excess of the aggregate

                                    Servicing Fee for the related Remittance
                                    Period), will be required to be deposited to the Principal and Interest Account (or if such difference is an excess, the Servicer shall retain such excess) on the next succeeding Monthly Remittance Date by the Servicer and shall be included in the Monthly Remittance Amount to be made available to the Trustee on the next succeeding Monthly Remittance Date.

SERVICING ADVANCES..................Subject to the Servicer determination, in its reasonable business judgment, that any
                                    proposed advance is not recoverable from the
                                    related Home Equity Loan, the Servicer will
                                    be required to pay all "out of pocket" costs
                                    and expenses incurred in the performance of
                                    its servicing obligations, including, but
                                    not limited to, (i) expenditures in
                                    connection with a foreclosed Home Equity
                                    Loan prior to the liquidation thereof,
                                    including, without limitation, expenditures
                                    for real estate property taxes, hazard
                                    insurance premiums, property restoration or
                                    preservation ("Preservation Expenses"), (ii)
                                    the cost of any enforcement or judicial
                                    proceedings, including foreclosures and
                                    (iii) the cost of the management and
                                    liquidation of Property acquired in
                                    satisfaction of the related Mortgage. Such
                                    costs and expenses will constitute
                                    "Servicing Advances." The Servicer may
                                    recover a Servicing Advance from the Trust
                                    as provided under the Pooling and Servicing
                                    Agreement first, from amounts recovered on
                                    the related Home Equity Loan and second,
                                    from amounts payable pursuant to clause
                                    (iii) (E) under "Description of Class A
                                    Certificates--Distributions." See "Servicing
                                    of Home Equity Loans Servicing Compensation
                                    and Payment of Expenses" in the Prospectus.


CREDIT ENHANCEMENT..................The credit enhancement provided for the benefit of the Owners of the Class A
                                    Certificates consists of (x) the
                                    overcollateralization mechanics which
                                    utilize the internal cash flows of the Trust
                                    and (y) the related Insurance Policy.

                                    Overcollateralization. The credit
                                    enhancement provisions of the Trust result in a limited acceleration of the amortization of the Class A Certificates related to a Home Equity Loan Group relative to the amortization of the Home Equity Loans in such Home Equity Loan Group in the early months of the transaction. The accelerated amortization is achieved by the application of certain excess interest in reduction of the applicable Certificate Principal
                                    Balance. This acceleration feature creates, with respect to each Home Equity Loan
                                    Group, overcollateralization (i.e., the
                                    excess of the aggregate outstanding Loan
                                    Balance of the Home Equity Loans in the
                                    related Home Equity Loan Group over the
                                    aggregate Certificate Principal Balances of the Class A Certificates related to such Home Equity Loan Group) of the Class A
                                    Certificates related to such Home Equity
                                    Loan Group. Once the required level of
                                    overcollateralization is reached, and
                                    subject to the provisions described in the next paragraph, the acceleration feature will cease.


                                    The Pooling and Servicing Agreement provides that, subject to certain floors, caps and triggers, the required level of overcollateralization with respect to a Home
                                    Equity Loan Group may increase or decrease over time. An increase would result in a temporary period of accelerated amortization of the related Class or Classes of Class A
                                    Certificates to increase the actual level of overcollateralization to its required level;
                                    a decrease would result in a temporary
                                    period of decelerated amortization to reduce the actual level of overcollateralization to its required level.

                                    As a result of the "sequential pay" feature of the Fixed Rate Certificates, any such accelerated principal will be paid to that Class or Classes of Fixed Rate Certificates then entitled to receive distributions of principal.

                                    Crosscollateralization. In addition to the foregoing, the Pooling and. Servicing
                                    Agreement provides for limited
                                    crosscollateralization through the
                                    application of excess amounts generated by one Home Equity Loan Group to fund shortfalls in Available Funds, reimbursement to the Certificate Insurer and the required overcollateralization level in the other
                                    Home Equity Loan Group, subject to certain prior debt service and credit enhancement requirements of such Home Equity Loan Group.

                                    See "Prepayment and Yield Considerations,"
                                    "Credit Enhancement--Overcollateralization
                                    Provisions" herein and "Enhancement" in the Prospectus.

                                    Certificate Insurance Policies.
                                    _______________, a __________ stock
                                    insurance company (the "Certificate
                                    Insurer") will issue ___ certificate
                                    guaranty insurance policies (the "Insurance
                                    Policies") with respect to the Class A
                                    Certificates.

                                    Pursuant to the Insurance Policies, the
                                    Certificate Insurer will irrevocably and unconditionally guarantee certain payments on each Payment Date to the Trustee for the benefit of the holders of each Class of Class A Certificates. The amount of the actual payment, if any, made by the Certificate Insurer to the Owners of the Class A Certificates under the related
                                    Insurance Policy (the "Insured Payment") and with respect to any Home Equity Loan Group is (a) as of any Payment Date, any Deficiency Amount and (b) any Preference
                                    Amount (without duplication). The
                                    "Deficiency Amount" is the sum of (a) the excess, if any, of (i) the related Current
                                    Interest, over (ii) the related Total
                                    Available Funds (after applying the
                                    crosscollateralization provisions of the
                                    Pooling and Servicing Agreement, after any deduction of the related Expense Fees and without regard to any related Insured
                                    Payment to be made with respect to such
                                    Payment Date) and (b) the related
                                    Subordination Deficit (after applying the crosscollateralization provisions of the
                                    Pooling and Servicing Agreement and after taking into account the portion of the related Class A Principal Distribution
                                    Amount to be actually distributed on such Payment Date without regard to any related
                                    Insured Payment to be made with respect to such Payment Date).

                                    Insured Payments do not guarantee the
                                    payment to the Owners of the Class A
                                    Certificates in respect of Realized Losses as they are incurred but only covers such losses to the extent that a Subordination
                                    Deficit exists. Insured Payments do not
                                    cover the Servicer's failure to make
                                    Delinquency Advances, except to the extent that a Subordination Deficit would otherwise result therefrom. Nevertheless, the effect of the Insurance Policies is to guaranty the timely payment of interest on, and the ultimate payment of the principal amount of, each related Class of Class A Certificates.
                                    The Insurance Policies do not cover Civil
                                    Relief Act Shortfalls or any Class A-5
                                    Certificateholders' Interest Index
                                    Carryovers or any Unpaid Class A-5
                                    Certificateholders' Interest Index
                                    Carryovers.

                                    The Insurance Policies are noncancellable for any reason.

                                    Except upon the occurrence and continuance of a Certificate Insurer Default, the Certificate Insurer shall have the right to exercise certain rights of the Owners of the Class A Certificates, as specified in the Pooling and Servicing Agreement, without any consent of such Owners; and such Owners may exercise such rights only with the prior written consent of the Certificate Insurer, except as provided in the Pooling and Servicing Agreement. In addition, to the extent of unreimbursed payments under the Insurance Policies, the Certificate Insurer will be subrogated to the rights of the Owners of the Class A Certificates on which such Insured Payments were made. In connection with each Insured Payment on a Class A Certificate, the Trustee, as attorney-in-fact for the Owner thereof, will be required to assign to the Certificate
                                    Insurer the rights of such Owner with
                                    respect to the related Class Certificate to the extent of such Insured Payment.
                                    "Certificate Insurer Default" is defined under the Pooling and Servicing Agreement as the occurrence and continuance of (x) the failure by the Certificate Insurer to make a required payment under either Insurance
                                    Policy or (y) the bankruptcy or insolvency of the Certificate Insurer.

BOOK-ENTRY REGISTRATION OF THE
CLASS A CERTIFICATES................Each Class of Class A Certificates will initially be issued in book-entry form.
                                    Persons acquiring beneficial ownership
                                    interests in such Class A Certificates
                                    ("Certificateowners") may elect to hold
                                    their interests through The Depository Trust
                                    Company ("DTC") in the United States, or
                                    Cedel Bank, societe anonyme ("Cedel") or the
                                    Euroclear System ("Euroclear") in Europe.
                                    Transfers within DTC, Cedel or Euroclear, as
                                    the case may be, will be in accordance with
                                    the usual rules and operating procedures
                                    thereof. So long as the Class A Certificates
                                    are Book-Entry Certificates (as defined
                                    herein), such Certificates will be evidenced
                                    by one or more Certificates registered in
                                    the name of Cede & Co. ("Cede"), as the
                                    nominee of DTC. The Class A Certificates
                                    will initially be registered in the name of
                                    Cede. The interests of the Owners of such
                                    Certificates will be represented by
                                    book-entries on the records of DTC and
                                    participating members thereof. No
                                    Certificateowner will be entitled to receive
                                    a definitive certificate representing such
                                    person's interest, except in the event that
                                    Definitive Certificates (as defined herein)
                                    are issued under the limited circumstances
                                    described herein. All references in this
                                    Prospectus Supplement to any Class A
                                    Certificates reflect the rights of
                                    Certificateowners only as such rights may be
                                    exercised through DTC and its participating
                                    organizations for so long as such Class A
                                    Certificates are held by DTC. See
                                    "Description of the Class A
                                    Certificates--Book-Entry Registration of the
                                    Class A Certificates" herein, Annex A hereof
                                    entitled "Global Clearance, Settlement and
                                    Tax Documentation Procedures" and
                                    "Description of the Securities--Book-Entry
                                    Securities" in the Prospectus.


OPTIONAL TERMINATION................The Servicer will have the right to purchase all the Home Equity Loans on any Monthly
                                    Remittance Date (each, a "Clean-Up Call
                                    Date") when the aggregate outstanding
                                    principal balance of all Home Equity Loans
                                    as of the close of business on the last day
                                    of the immediately preceding Remittance
                                    Period has declined to 10% or less of the
                                    Initial Aggregate Loan Balance plus the
                                    aggregate outstanding Loan Balance of all
                                    Subsequent Home Equity Loans as of their
                                    respective Subsequent Cut-Off Dates (such
                                    sum, the "Maximum Collateral Amount"). The
                                    purchase price for such Home

                                    Equity Loans shall not be less than the
                                    aggregate outstanding principal balance of such Home Equity Loans plus one month's interest thereon. Under certain circumstances, the Certificate Insurer may exercise such purchase rights if the Servicer does not do so. See "Description of the Class A Certificates" herein.

RATINGS.............................It is a condition of issuance of the Class A
                                    Certificates that the Class A Certificates
                                    receive ratings of "___" BY ________, and
                                    "___" BY ________ and __________ are
                                    referred to herein collectively as the
                                    "Rating Agencies." A security rating is not
                                    a recommendation to buy, sell or hold
                                    securities, and may be subject to revision
                                    or withdrawal at any time by the assigning
                                    entity. No Rating Agency is obligated to
                                    maintain any rating on any Certificate, and,
                                    accordingly, there can be no assurance that
                                    the rating assigned to any Class of
                                    Certificate upon initial issuance thereof
                                    will not be lowered or withdrawn at any time
                                    thereafter. The rating of the Class A
                                    Certificates will depend primarily on the
                                    creditworthiness of the Certificate Insurer.
                                    Any reduction in the rating assigned to the
                                    claims-paying ability of the Certificate
                                    Insurer below the rating initially given to
                                    the related Class A Certificates would
                                    likely result in a reduction in the rating
                                    of the Class A Certificates. The Rating
                                    Agencies do not evaluate, and the ratings of
                                    the Class A-5 Certificates do not address,
                                    the likelihood of payment of the Class A-5
                                    Certificateholders' Interest Index Carryover
                                    or Unpaid Class A-5 Certificateholders'
                                    Interest Index Carryover. See "Ratings"
                                    herein.


FEDERAL TAX ASPECTS.................For federal income tax purposes, an election will be made to treat certain assets of the
                                    Trust Estate as a "real estate mortgage
                                    investment conduit" ("REMIC"). Each Class of
                                    the Class A Certificates will be designated
                                    as a "regular interest" in the REMIC and
                                    such Certificates will be treated as debt
                                    instruments of the REMIC for federal income
                                    tax purposes. The Class R Certificates will
                                    be designated as the sole "residual
                                    interest" in the REMIC.

                                    Owners of the Class A Certificates,
                                    including Owners that generally report
                                    income on the cash method of accounting, will be required to include interest on the Class A Certificates in income in accordance with the accrual method of accounting. In addition, the Class A Certificates may be considered to have been issued with original issue discount or at a premium. Any such original issue discount will be includible in the income of the Owner as it accrues under a method taking into account the compounding of interest and using the Prepayment Assumption described herein.
                                    Premium may be deductible by the Owner
                                    either as it accrues or when principal is received. No representation is made as to whether the Home Equity Loans will prepay at the assumed rate, or any other rate. See
                                    "Prepayment and Yield Considerations"
                                    herein. In general, as a result of the
                                    qualification of the Class A Certificates as regular interests in a REMIC, the Class A
                                    Certificates will be treated as assets
                                    described in Section 7701(a)(19)(C) of the Internal Revenue Code of 1986, as amended
                                    (the "Code") in the same proportion that the assets in the REMIC consist of qualifying assets under such sections. In addition, interest on the Class A Certificates will be treated as "interest on obligations secured by mortgages on real property" under Section
                                    856(c) of the Code to the extent that such Class A Certificates are treated as "real estate assets" under Section 856(c)

                                    of the Code. Counsel to the Seller and the Depositor will render an opinion to the extent that the discussion under "--Federal
                                    Tax Aspects" and under "Certain Federal
                                    Income Tax Consequences" constitutes matters of Federal law or legal conclusions, such discussions are true and correct in all material respects. For further information regarding the federal income tax consequences of investing in the Class A
                                    Certificates, see "Certain Federal Income
                                    Tax Consequences" herein and in the
                                    Prospectus.

ERISA CONSIDERATIONS................Subject to the considerations discussed under "ERISA Considerations" herein, the
                                    Class A Certificates may be purchased by
                                    employee benefit or other retirement
                                    arrangements which are subject to the
                                    Employee Retirement Income Security Act of
                                    1974, as amended ("ERISA") or Section 4975
                                    of the Code. See "ERISA Considerations"
                                    herein and in the Prospectus.

LEGAL INVESTMENT
CONSIDERATIONS......................Although the Class A Certificates are
                                    expected to be rated "___" by ______ and
                                    "___" by ___________, the Class A
                                    Certificates will not constitute "mortgage
                                    related securities" for purposes of the
                                    Secondary Mortgage Market Enhancement Act of
                                    1984 ("SMMEA") because the Home Equity Loans
                                    include second liens. Accordingly, many
                                    institutions with legal authority to invest
                                    in comparably rated securities based on
                                    first home equity loans may not be legally
                                    authorized to invest in the Class A
                                    Certificates. See "Legal Investment
                                    Considerations" herein.



                                  RISK FACTORS

     Prospective investors in the Class A Certificates should consider, among other things, the following risk factors (as well as the factors set forth under "Risk Factors" in the Prospectus) in connection with the purchase of the Class A Certificates.

     Limited Liquidity. There is currently no secondary market for the Class A Certificates. The Underwriter currently intends to make a market in the Class A Certificates, but it is under no obligation to do so. There can be no assurance that a secondary market will develop or, if a secondary market does develop, that it will provide the holders of Class A Certificates with liquidity of investment or that it will continue for the life of the Class A Certificates.

     Limited Operating History. The Seller began originating home equity loans in 1994. Prior to October 1997, the Seller sold substantially all of its home equity loans in whole loan transactions on a servicing released basis and consequently, the Servicer does not have any significant historical loss and delinquency data relating to its home equity loan portfolio that may be referred to for purposes of estimating the future delinquency and loss experience of home equity loans similar to the Home Equity Loans being sold to the Trust.


     Servicing Risk. The servicing of home equity loans of the type originated by the Seller (as compared to the servicing of conforming mortgage loans) requires special skill and diligence, which includes generally more attention to each account, earlier and more frequent contact with borrowers in default and commencing the foreclosure process at an earlier stage of default. The Servicer has limited experience servicing home equity loans. Under the terms of the Pooling and Servicing Agreement, the Servicer will be responsible for the servicing of all the Home Equity Loans and will directly service all of the Home Equity Loans. Any failure of the Servicer to adequately service the Home Equity Loans may result in a higher default rate which may result in accelerated prepayments on the Class A Certificates. For a description of the servicing process see "The Seller and Servicer" in the Prospectus.


     The Subsequent Home Equity Loans and the Pre-Funding Account. Any conveyance of Subsequent Home Equity Loans is subject to the following conditions, among others: (i) each such Subsequent Home Equity Loan must satisfy the representations and warranties specified in the agreement pursuant to which such Subsequent Home Equity Loans are transferred from the Seller to the Depositor and from the Depositor to the Trust (each a "Subsequent Transfer Agreement") and in the Pooling and Servicing Agreement; (ii) the Seller will not select such Subsequent Home Equity Loans in a manner that it believes is adverse to the interests of the Certificateholders or the Certificate Insurer; (iii) the Seller will deliver or cause to be delivered certain opinions of counsel with respect to the validity of the conveyance of such Subsequent Home Equity Loans; and (iv) as of each Subsequent Cut-Off Date applicable thereto, the Home Equity Loans, including the Subsequent Home Equity Loans to be conveyed by the Depositor to the Trust as of such Cut-Off Date, will satisfy the criteria described herein under "The Home Equity Loan Pools--Conveyance of Subsequent Home Equity Loans" herein.


     To the extent that amounts on deposit in the Pre-Funding Account have not been fully applied to the purchase of Subsequent Home Equity Loans by the Trust Estate for inclusion in the related Home Equity Loan Group by the end of the Funding Period, the Owners of the related Class A Certificates entitled to receive principal on the related Payment Date will receive a prepayment of principal in an amount equal to the Pre-Funded Amount allocated to the related Home Equity Loan Group and remaining in the Pre-Funding Account on the March
___ Payment Date. Although no assurances can be given, the Seller has advised the Depositor that it expects that the principal amount of Subsequent Home Equity Loans sold to the Depositor for sale to the Trust will require the application of substantially all amounts on deposit in the Pre-Funding Account and that there will be no material principal prepayment to the Holders of the Class A Certificates from the Pre-Funding Account.

     Each Subsequent Home Equity Loan must satisfy the eligibility criteria referred to above at the time of its addition. Following the transfer of Subsequent Home Equity Loans to the Trust, the aggregate characteristics of the Home Equity Loans then held in the related Home Equity Loan Group will not vary materially from those of the Initial Home Equity Loans held in such Home Equity Loan Group. See "The Home Equity Loan Pools--Conveyance of Subsequent Home Equity Loans" herein.

     Risk of Home Equity Loan Coupon Rates Reducing the Class A-5 Pass-Through Rate. The calculation of the "Class A-5 Pass-Through Rate" is based upon (i) the value of an index (One-Month LIBOR) which is different from the value of the index applicable to the Home Equity Loans in the Adjustable Rate Group as described under "The Home Equity Loan Pools--Adjustable Rate Group" and (ii) the weighted average of the Coupon Rates of the Adjustable Rate Group Home Equity Loans, which are subject to periodic adjustment caps, maximum rate caps and minimum rate floors. The Home Equity Loans in the Adjustable Rate Group adjust semi-annually based upon the London interbank offered rate for six-month United States dollar deposits ("Six-Month LIBOR"). ____% of the Initial Home Equity Loans in the Adjustable Rate Group by Initial Aggregate Loan Balance as of the Cut-Off Date are 2/28 Adjustable Rate Loans and such loans first adjust two years from the date of origination. The Pass-Through Rate on the Class A-5 Certificates adjusts monthly based upon One-Month LIBOR as described under "Description of the Class A Certificates--Calculation of One-Month LIBOR" herein, subject to the Class A-5 Available Funds Cap. Consequently, the interest which becomes due on the Home Equity Loans in the Adjustable Rate Group (net of the related Expense Fee and Servicing Fee allocable to the Adjustable Rate Group and certain reductions required by the Certificate Insurer) during any Remittance Period may not equal the amount of interest that would accrue at One-Month LIBOR plus the margin on the Class A-5 Certificates during the related Accrual Period. In particular, the Class A-5 Pass-Through Rate adjusts monthly, while the interest rates of the Home Equity Loans in the Adjustable Rate Group adjust less frequently with the result that the Class A-5 Available Funds Cap may limit increases in the Class A-5 Pass-Through Rate for extended periods in a rising interest rate environment. In addition, One-Month LIBOR and Six-Month LIBOR may respond to different economic and market factors, and there is not necessarily a correlation among them. Thus, it is possible, for example, that One-Month LIBOR may rise during periods in which Six-Month LIBOR is stable or is falling or that, even if each of One-Month LIBOR and Six-Month LIBOR rise during the same period, One-Month LIBOR may rise more rapidly than Six-Month LIBOR. Furthermore, if the Class A-5 Available Funds Cap determines the Class A-5 Pass-Through Rate for a Payment Date, the amount of Current Interest otherwise payable to the Class A-5 Certificateholders will be reduced AND the value of the Class A-5 Certificates will be temporarily or permanently reduced. Any Class A-5 Certificateholders' Interest Index Carryovers and any Unpaid Class A-5 Certificateholders' Interest Index Carryovers payable to the Owners of the Class A-5 Certificates as a result of the Class A-5 Available Funds Cap will be payable on a subordinated basis to the extent of funds allocated from the Adjustable Rate Group and available therefor and are not covered by the Insurance Policies.

     Yield Considerations Relating to Excess Cash. Net Monthly Excess Cashflow for each Home Equity Loan Group will be distributed in reduction of the Certificate Principal Balance of the Class or Classes of Certificates then entitled to payments of principal on each Payment Date to the extent the then Specified Subordinated Amount for such Home Equity Loan Group exceeds the Subordinated Amount for such Home Equity Loan Group (assuming application of 100% of principal collections received during such Remittance Period but prior to the application of any Subordination Increase Amount) for such Payment Date. If purchased at a premium or a discount, the yield to maturity on a Class A Certificate will be affected by the rate at which the related Net Monthly Excess Cashflow is distributed in reduction of the applicable Certificate Principal Balance. If the actual rate of such Net Monthly Excess Cashflow distribution is slower than the rate anticipated by an investor who purchases a Class A Certificate related to such Home Equity Loan Group at a discount, the actual yield to such investor will be lower than such investor's anticipated yield. If the actual rate of such Net Monthly Excess Cashflow distribution is faster than the rate anticipated by an investor who purchases a related Class A Certificate related to such Home Equity Loan Group at a premium, the actual yield to such investor will be lower than such investor's anticipated yield. The amount of Net Monthly Excess Cashflow with respect to a Home Equity Loan Group on any Payment Date will be affected by the actual amount of interest received, collected or recovered in respect of the Home Equity Loans in such Home Equity Loan Group during the related Remittance Period and such amount will be influenced by changes in the weighted average of the Coupon Rates of such Home Equity Loans resulting from prepayments and liquidations of Home Equity Loans in the related Home Equity Loan Group and, in the case of Home Equity Loans in Adjustable Rate Group, adjustments in the related Coupon Rate. The amount of Net Monthly Excess Cashflow distributions with respect to a Home Equity Loan Group applied in reduction of the applicable Certificate Principal Balance on each Payment Date will be based on the then Specified Subordinated Amount for such Home Equity Loan Group, which may increase or decrease during the period any related Class of Class A Certificates remains outstanding. Any increase in the Specified Subordinated Amount for such Home Equity Loan Group may result in an accelerated rate of amortization of the related Class A Certificates until the Subordinated Amount for such Home Equity Loan Group equals such Specified Subordinated Amount and any decrease in such Specified Subordinated Amount will result in a decelerated rate of amortization of the related Class A Certificates until the Subordinated Amount for such Home Equity Loan Group equals the Specified Subordinated Amount for such Home Equity Loan Group. Any change in the rate of amortization of the related Class A Certificates may affect the yeild and weighted average life of such Class A Certificates.


     Sensitivity to Prepayments. Approximately ____% and ____% by Initial Aggregate Loan Balance of the Initial Home Equity Loans in the Fixed Rate Group and the Adjustable Rate Group, respectively, may be prepaid by the related Mortgagors in whole or in part, at any time without payment of any prepayment fee or penalty. In addition, a substantial portion of the Initial Home Equity Loans contain due-on-sale provisions which, to the extent enforced by the Servicer, will result in prepayment of such Home Equity Loans. See "Prepayment and Yield Considerations" herein and "Certain Legal Aspects of the Home Equity Loans--Enforceability of Prepayment and Late Payment Fees" in the Prospectus. The rate of prepayments on home equity loans is sensitive to prevailing interest rates. Generally, if prevailing interest rates fall significantly below the interest rates on the Home Equity Loans in the Fixed Rate Group, such Home Equity Loans are likely to be subject to higher prepayment rates than if prevailing rates remain at or above the interest rates on the Home Equity Loans in the Fixed Rate Group. Conversely, if prevailing interest rates rise significantly, the rate of prepayments on Home Equity Loans in the Fixed Rate Group is likely to decrease.

     All of the Home Equity Loans in the Adjustable Rate Group are adjustable rate Home Equity Loans. As is the case with fixed rate Home Equity Loans, adjustable rate Home Equity Loans may be subject to a greater rate of principal prepayments in a low interest rate environment. For example, if prevailing interest rates were to fall, Mortgagors with adjustable rate Home Equity Loans may be inclined to refinance such Home Equity Loans with a fixed rate loan to "lock in" a lower interest rate. The existence of the applicable periodic rate cap, Maximum Rate and Minimum Rate also may affect the likelihood of prepayments resulting from refinancings. In addition, the prepayment, delinquency and loss experience on adjustable rate Home Equity Loans may differ from that on the fixed rate Home Equity Loans because the amount of the monthly payments on adjustable rate Home Equity Loans are subject to adjustment on each rate adjustment date; therefore, the prepayment experience on the Class A-5 Certificates may differ from that on the Fixed Rate Certificates.


     In addition, repurchases or purchases from the Trust of Home Equity Loans required or permitted to be made by the Seller and the Servicer under the Pooling and Servicing Agreement and any distributions to Certificateholders of any Pre-Funded Amount on deposit in the Pre-Funding Account at the end of the Funding Period will have the same effect on the holders of the related Class of Certificates as a prepayment of the related Home Equity Loans.


     The average life of each Class of Class A Certificates, and, if purchased at a price other than par, the yields realized by Owners of the Class A Certificates will be sensitive to levels of payment (including prepayments (the "Prepayments"), liquidations, repurchases and purchases relating to the Home Equity Loans) on the Home Equity Loans. In general, the yield on a Class of Class A Certificates that is purchased at a premium from the outstanding principal amount thereof will be adversely affected by a higher than anticipated level of Prepayments, liquidations, repurchases and purchases of the Home Equity Loans and enhanced by a lower than anticipated level. Conversely, the yield on a Class of Class A Certificates that is purchased at a discount from the outstanding principal amount thereof will be enhanced by a higher than anticipated level of Prepayments, liquidations, repurchases and purchases and adversely affected by a lower than anticipated level. See "Prepayment and Yield Considerations" herein.

     Prepayments, liquidations, repurchases and purchases of the Home Equity Loans will result in distributions to Certificateholders of principal amounts that would otherwise be distributed over the remaining terms of the Home Equity Loans. The extent to which the yield to maturity of a Class A Certificate may vary from the anticipated yield will depend upon the degree to which it is purchased at a premium or discount and the degree to which the timing of payment thereon is sensitive to Prepayments, liquidations, repurchases and purchases of Home Equity Loans. In the case of any Certificate purchased at a discount, an investor should consider the risk that a slower than anticipated rate of principal payments on the Home Equity Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Certificate purchased at a premium, the risk that a faster than anticipated rate of Prepayments, liquidations, repurchases and purchases could result in an actual yield to such investor that is lower than the anticipated yield. Further, there can be no assurance that Certificateholders will be able to reinvest distributions in respect of prepayments, liquidations, repurchases and purchases of the Home Equity Loans in securities or other instruments that have a yield comparable to that of the related Class of Class A Certificates.


     Nature of Collateral; Junior Liens. An overall decline in the residential real estate market, the general condition of a Property, or other factors, could adversely affect the values of the Properties such that the outstanding balances of the Home Equity Loans, together with any senior liens on the Properties, equal or exceed the value of the Properties. A decline in the value of a Property on which the Trust has a second lien mortgage would affect the interest of the Trust in the Property before having any effect on the interest of the related first mortgagee, and could cause the Trust's interest in the Property to be extinguished. If such a decline occurs, the actual rates of delinquencies, foreclosures and losses on the Home Equity Loans could be higher than those currently experienced in the mortgage lending industry in general. In addition, adverse economic conditions (which may or may not affect real property values) may affect the timely payment by borrowers of scheduled payments of principal and interest on the Home Equity Loans and, accordingly, the actual rates of delinquencies, foreclosures and losses with respect to the Trust and if the Certificate Insurer is unable to meet its obligations under the applicable Insurance Policy, then Certificateholders may incur a loss.


     Because approximately ___% of the Initial Home Equity Loans of the Initial Aggregate Loan Balance of the Initial Home Equity Loans in the Fixed Rate Group are secured by second liens subordinate to the rights of the mortgagee or beneficiary under the related first mortgage or deed of trust, the proceeds from any liquidation, insurance or condemnation proceedings with respect to such Home Equity Loans will be available to satisfy the outstanding balance of a junior lien Home Equity Loan only to the extent that the claims of such first mortgagee or beneficiary have been satisfied in full, including any related foreclosure costs. In addition, a second mortgagee may not foreclose on the property securing a second mortgage unless it forecloses subject to the first mortgage, in which case it must either pay the entire amount due on the first mortgage to the first mortgagee at or prior to the foreclosure sale or undertake the obligation to make payments on the first mortgage in the event the mortgagor is in default thereunder. In servicing second mortgages in its portfolio, the Servicer generally will satisfy the first mortgage at or prior to the foreclosure sale. The Servicer may also advance funds to keep the first mortgage current until such time as the Servicer satisfies the first mortgage. The Trust will have no source of funds (and may not be permitted under the REMIC provisions of the Code) to satisfy the first mortgage or make payments due to the first mortgagee. The Servicer generally will be required to advance such amounts in accordance with the Pooling and Servicing Agreement. See "Servicing of Home Equity Loans - Servicing Compensation and Payment of Expenses" in the Prospectus.

     Risk of Higher Default for Home Equity Loans with Balloon Payments. Approximately ____% of the Initial Aggregate Loan Balance of the Initial Home Equity Loans in the Fixed Rate Group are "balloon loans" that provide for the payment of the unamortized Loan Balance of such Home Equity Loan in a single payment at maturity ("Balloon Loans"). The Balloon Loans provide for equal monthly payments, consisting of principal and interest, generally based on a 30-year amortization schedule, and a single payment of the remaining balance of the Balloon Loan up to 15 years after origination. Amortization of a Balloon Loan based on a scheduled period that is longer than the term of the loan results in a remaining principal balance at maturity that is substantially larger than the regular scheduled payments. The Seller does not have any information regarding the default history or prepayment history of payments on Balloon Loans. Because borrowers of Balloon Loans are required to make substantial single payments upon maturity, it is possible that the default risk associated with the Balloon Loans is greater than that associated with fully-amortizing Home Equity Loans.


     Risk Associated with the Certificate Insurer. If the protection afforded by overcollateralization is insufficient and if, upon the occurrence of a Subordination Deficit, the Certificate Insurer is unable to meet its obligations under the related Insurance Policy, then the Owners of the Class A Certificates could experience a loss on their investment. Additionally, since crosscollateralization of the Available Funds Shortfall for the Fixed Rate Certificates and the Class A-5 Certificates occurs prior to the payment of any Subordination Increase

Amounts, a decrease in the amount and and/or delay in the timing of payments on the Home Equity Loans in one Home Equity Loan Group may decrease the level of overcollateralization contained in the other Home Equity Loan Group.

     Limited Nature of Ratings. It is a condition to the issuance of the Class A Certificates that each Class of Class A Certificates be rated "___" by _____ and "____" by_______. See "Summary of Terms--Ratings" herein. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. No person is obligated to maintain the rating on any Class A Certificate, and, accordingly, there can be no assurance that the ratings assigned to any Class of Class A Certificates will not be lowered or withdrawn by a Rating Agency at any time thereafter. In the event any rating is revised or withdrawn, the liquidity of the related Class A Certificates may be adversely affected. The rating of the Class A Certificates will depend primarily on the creditworthiness of the Certificate Insurer. Any reduction in the rating assigned to the claims-paying ability of the Certificate Insurer below the rating initially given to the related Class A Certificates would likely result in a reduction in the rating of the Class A Certificates. The Ratings Agencies do not evaluate, and the ratings of the Class A Certificates do not address, the likelihood of payment of the Class A-5 Certificateholders' Interest Index Carryover and Unpaid Class A-5 Certificateholders' Interest Index Carryover. See "Ratings" herein.


                           THE HOME EQUITY LOAN POOLS

GENERAL


     The statistical information presented in this Prospectus Supplement concerning the pool of Home Equity Loans is based on the pool of Initial Home Equity Loans as of the Cut-Off Date. Subsequent Home Equity Loans are intended to be purchased by the Trust from the Depositor from time to time on or before the Monthly Remittance Date in ______ __, ____ from funds on deposit in the Pre-Funding Account. The Initial Home Equity Loans and the Subsequent Home Equity Loans are referred to collectively as the Home Equity Loans. The Subsequent Home Equity Loans to be purchased by the Trust will be sold by the Seller to the Depositor and then by the Depositor to the Trust.


     This subsection describes generally certain characteristics of the Home Equity Loans. Unless otherwise noted, all statistical percentages in this Prospectus Supplement are measured by the Initial Aggregate Loan Balance of the related Initial Home Equity Loans as of the Cut-Off Date.

     Each Home Equity Loan in the Trust will be assigned to one of two home equity loan groups (each a "Home Equity Loan Group") and each constituting a separate sub-trust comprised of Home Equity Loans which bear fixed interest rates, in the case of the Fixed Rate Group, and Home Equity Loans which bear interest at adjustable rates, in the case of the Adjustable Rate Group. The Fixed Rate Certificates represent undivided ownership interests in all Home Equity Loans contained in the Fixed Rate Group, and distributions on the Fixed Rate Certificates will be based primarily on amounts available for distribution in respect of Home Equity Loans in the Fixed Rate Group. The Class A-5 Certificates represent undivided ownership interests in all Home Equity Loans contained in the Adjustable Rate Group, and distributions on the Class A-5 Certificates will be based primarily on amounts available for distribution in respect of Home Equity Loans in the Adjustable Rate Group.

     The Initial Home Equity Loans to be transferred by the Seller to the Depositor and from the Depositor to the Trust on the Closing Date will consist of ____ home equity loans, of which _____ are fixed rate home equity loans and _____ are adjustable rate home equity loans, evidenced by promissory notes (the "Notes") secured by first and second lien deeds of trust, security deeds or mortgages, which are located in _____ states and the District of Columbia. The aggregate outstanding Loan Balance of the Initial Home Equity Loans in the Fixed Rate Group as of the Cut-Off Date is $_____ or _____% of the Initial Aggregate Loan Balance of the Initial Home Equity Loans; the aggregate outstanding Loan Balance of the Initial Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date is $_____ or _____% of the Initial Aggregate Loan Balance of the Initial Home Equity Loans. The Properties securing the Home Equity Loans consist primarily of one- to four-family residential properties and manufactured housing treated as real property under applicable state law. The Properties may be owner-occupied and non-owner occupied investment properties (which includes second and vacation homes). All of the Initial Home Equity Loans were originated no earlier than _____. Initial Home Equity Loans aggregating _____% of the Initial Aggregate Loan Balance of the Initial Home Equity Loans in the Fixed Rate Group were secured by first liens on related properties and the remaining _____% of the Initial Aggregate Loan Balance of Initial Home Equity Loans in the Fixed Rate Group are secured by second liens on related properties. No Combined Loan-to-Value Ratio relating to any Initial Home Equity Loan in the Fixed Rate Group exceeded ___% as of the Cut-Off Date. All of the Initial Aggregate Loan Balance of the Initial Home Equity Loans in the Adjustable Rate Group are secured by first liens on the related properties. No Original Loan-to-Value Ratio relating to any Initial Home Equity Loan in the Adjustable Rate Group exceeded _____ % as of the Cut-Off Date. No State has a geographic concentration of Home Equity Loans in excess of ___%. None of the Initial Home Equity Loans are insured by pool mortgage insurance policies or primary mortgage insurance policies.

     On the Closing Date additional Home Equity Loans will be added to each Home Equity Loan Group in an amount not to exceed approximately _____ % of the aggregate initial Loan Balance presented herein of the Initial Home Equity Loans in such Home Equity Loan Group such that the amount initially deposited into the Pre- Funding Account does not exceed _____ % of the Maximum Collateral Amount. All statistical information presented herein relating to the Initial Home Equity Loans does not include the additional Home Equity Loans to be added on the Closing Date. No statistical or numerical characteristic of the Home Equity Loan Pool, as of the Cut-Off Date, as described in this Prospectus Supplement or the Prospectus will deviate by more than 5% from such statistical or numerical characteristic of the Home Equity Loan Pool as of the Closing Date. The Seller does not expect that the characteristics of the additional Home Equity Loans to be added on the Closing Date to materially vary from the characteristics of the Initial Home Equity Loans described herein.

     All of the Home Equity Loans in the Trust have been or will be originated by the Seller or an affiliate of the Seller.


     As of the Closing Date, no more than 20% of the Home Equity Loans, by Initial Aggregate Loan Balance, that are included in the Trust will be 30 or more days delinquent and no more than 5% of the Home Equity Loans, by Initial Aggregate Loan Balance, that are included in the trust will be 60 or more days delinquent.


     The "Original Loan-to-Value Ratios" and "Combined Loan-to-Value Ratios" shown below were calculated based upon the lesser of the appraised values of the Properties at the time of origination (the "Appraised Values") or the sales price of such Property if such Property was sold within 12 months of the time of loan origination. In a limited number of circumstances, and within the Seller's underwriting guidelines, the Seller discounts the Appraised Value of Properties (when calculating maximum Loan-to-Value Ratios) where the Properties are unique, have a high value or where the comparables are not within FNMA guidelines. The purpose for making these reductions is to value the Properties more conservatively than would otherwise be the case if the appraisal were accepted as written. The "Combined Loan-to-Value Ratio" of a Home Equity Loan is the ratio, expressed as a percentage, equal to the sum of any outstanding senior lien mortgage balance plus the original balance of the Home Equity Loan divided by the lesser of the Appraised Value or the sales price of such Property if such Property was sold within 12 months of the time of loan origination. In the instance where more than one appraisal was performed on the subject property, the lesser of the two values was used to determine the Original Loan-to-Value Ratio and the Combined Loan-to-Value Ratio.

     No assurance can be given that values of the Properties have remained or will remain at their levels on the dates of origination of the related Home Equity Loans. If the residential real estate market has experienced or should experience an overall decline in property values such that the outstanding balances of the Home Equity Loans, together with the outstanding balances of any first mortgage, become equal to or greater than the value of the Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry.

FIXED RATE GROUP

     As of the Cut-Off Date, the average Loan Balance of the Initial Home Equity Loans in the Fixed Rate Group was $_____. The minimum and maximum Loan Balances of the Initial Home Equity Loans in the Fixed Rate Group as of the Cut-Off Date were $_____ and $_____, respectively. As of the Cut-Off Date, the weighted average Coupon Rate of the Initial Home Equity Loans in the Fixed Rate Group was _____ %; the Coupon Rate of the Initial Home Equity Loans in the Fixed Rate Group ranged from _____ % to _____ %; the weighted average Combined Loan-to-Value Ratio of the Initial Home Equity Loans in the Fixed Rate Group was _____ %; the weighted average remaining term to maturity of the Initial Home Equity Loans in the Fixed Rate Group was_____ months; the original terms to maturity of the Initial Home Equity Loans in the Fixed Rate Group ranged from _____ months to _____ months; and the remaining terms to maturity of the Initial Home Equity Loans in the Fixed Rate Group ranged from _____ months to _____ months. As of the Cut-Off Date, _____ % of the Initial Aggregate Loan Balance of the Initial Home Equity Loans in the Fixed Rate Group were secured by first mortgages and _____% of the Initial Aggregate Loan Balance of the Initial Home Equity Loans in the Fixed Rate Group were secured by second mortgages. Initial Home Equity Loans in the Fixed Rate Group containing "balloon" payments represented approximately _____ % of the Initial Aggregate Loan Balance of the Initial Home Equity Loans in the Fixed Rate Group. No Initial Home Equity Loan in the Fixed Rate Group will mature later than _____. As of the Cut-Off Date, _____ % of the Initial Home Equity Loans in the Fixed Rate Group were _____ or more days past due but less than _____ days past due. However, investors in the Class A Certificates should be aware that _____ % of the Initial Home Equity Loans in the Fixed Rate Group by Initial Aggregate Loan Balance had a first monthly payment due on or after _____, ____ and it was not possible for such Initial Home Equity Loans in the Fixed Rate Group to be_____ or more days past due as of the Cut-Off Date.


     Set forth below is certain approximate statistical information as of the Cut-Off Date regarding the Initial Home Equity Loans in the Fixed Rate Group. Prior to the Closing Date, Home Equity Loans may be removed from the Fixed Rate Group and other fixed rate Home Equity Loans may be substituted therefor. The Seller believes that the information set forth herein with respect to the Fixed Rate Group as presently constituted is representative of the characteristics of the Fixed Rate Group as it will be constituted at the Closing Date, although certain characteristics of the Initial Home Equity Loans may vary but any such variance will not be material. The sum of the percentage columns in the following tables may not equal 100% due to rounding.

                                FIXED RATE GROUP
                      GEOGRAPHIC DISTRIBUTION OF PROPERTIES

The geographic distribution of the Initial Home Equity Loans in the Fixed Rate Group by state, as of the Cut-Off Date, was as follows:


                                                  NUMBER OF           INITIAL        % OF INITIAL
                                                 INITIAL HOME        AGGREGATE         AGGREGATE
State                                            EQUITY LOANS       LOAN BALANCE      LOAN BALANCE
-----                                            ------------       ------------      ------------







                                FIXED RATE GROUP
                         COMBINED LOAN-TO-VALUE RATIOS*

The Combined Loan-to-Value ratios as of the origination dates of the Initial Home Equity Loans in the Fixed Rate Group as of the Cut-Off Date were distributed as follows:



                                                  NUMBER OF           INITIAL        % OF INITIAL
                                                 INITIAL HOME        AGGREGATE         AGGREGATE
Range of CLTV's                                  EQUITY LOANS       LOAN BALANCE      LOAN BALANCE
---------------                                  ------------       ------------      ------------






-----------------------
* In the case of Home Equity Loans which are secured by first lien mortgages, the Combined Loan-to-Value Ratio is the equivalent of the Original Loan-to-Value Ratio and there can be no assurance that there are not second lien mortgages securing loans made by originators other than the Seller which are subordinate to such first lien mortgages.

                                FIXED RATE GROUP
                                  COUPON RATES

     The Coupon Rates borne by the Notes relating to the Initial Home Equity Loans in the Fixed Rate Group as of the Cut-Off Date were distributed as follows as of the Cut-Off Date:


                                                  NUMBER OF           INITIAL        % OF INITIAL
                                                 INITIAL HOME        AGGREGATE         AGGREGATE
Range of CLTV's                                  EQUITY LOANS       LOAN BALANCE      LOAN BALANCE
---------------                                  ------------       ------------      ------------




                                FIXED RATE GROUP
                                  LOAN BALANCES

     The distribution of the Loan Balances of the Initial Home Equity Loans in the Fixed Rate Group as of the Cut-Off Date was as follows:


                                                  NUMBER OF           INITIAL        % OF INITIAL
                                                 INITIAL HOME        AGGREGATE         AGGREGATE
LOAN BALANCE                                     EQUITY LOANS       LOAN BALANCE      LOAN BALANCE
------------                                     ------------       ------------      ------------















                                FIXED RATE GROUP
                          TYPES OF MORTGAGED PROPERTIES

     The Properties securing the Initial Home Equity Loans in the Fixed Rate Group as of the Cut-Off Date were of the property types as follows:


                                                  NUMBER OF           INITIAL        % OF INITIAL
                                                 INITIAL HOME        AGGREGATE         AGGREGATE
PROPERTY TYPES                                   EQUITY LOANS       LOAN BALANCE      LOAN BALANCE
--------------                                   ------------       ------------      ------------

Condo..........................................
PUD............................................
Manufactured Housing...........................
Single Family..................................
2-4 Family.....................................
Townhouse......................................
     Total.....................................


                                                 FIXED RATE GROUP
                                             ORIGINAL TERM TO MATURITY

     The distribution of the original term to maturity of the Initial Home Equity Loans in the Fixed Rate Group as of the Cut-Off Date was as follows:


                                                  NUMBER OF           INITIAL        % OF INITIAL
                                                 INITIAL HOME        AGGREGATE         AGGREGATE
ORIGINAL MONTHS TO MATURITY                      EQUITY LOANS       LOAN BALANCE      LOAN BALANCE
---------------------------                      ------------       ------------      ------------










                                FIXED RATE GROUP
                            MONTHS SINCE ORIGINATION

     The distribution of the number of months since the date of origination of the Initial Home Equity Loans in the Fixed Rate Group as of the Cut-Off Date was as follows:


                                                  NUMBER OF           INITIAL        % OF INITIAL
                                                 INITIAL HOME        AGGREGATE         AGGREGATE
NUMBER OF MONTHS SINCE ORIGINATION               EQUITY LOANS       LOAN BALANCE      LOAN BALANCE
----------------------------------               ------------       ------------      ------------

Zero...........................................
1 to 6.........................................
     Total.....................................


                                FIXED RATE GROUP
                           REMAINING TERM TO MATURITY

     The distribution of the number of months remaining to maturity of the Initial Home Equity Loans in the Fixed Rate Group as of the Cut-Off Date was as follows:


                                                  NUMBER OF           INITIAL        % OF INITIAL
                                                 INITIAL HOME        AGGREGATE         AGGREGATE
MONTHS REMAINING TO MATURITY                     EQUITY LOANS       LOAN BALANCE      LOAN BALANCE
----------------------------                     ------------       ------------      ------------










                                FIXED RATE GROUP
                                OCCUPANCY STATUS

     The occupancy status of the Properties securing the Initial Home Equity Loans in the Fixed Rate Group as of the Cut-Off Date was as follows:


                                                  NUMBER OF           INITIAL        % OF INITIAL
                                                 INITIAL HOME        AGGREGATE         AGGREGATE
OCCUPANCY STATUS                                 EQUITY LOANS       LOAN BALANCE      LOAN BALANCE
----------------                                 ------------       ------------      ------------

Owner Occupied.................................
Investment Property............................
Second Home....................................
     Total.....................................




                                FIXED RATE GROUP
                                  LIEN POSITION

     The lien position of the Initial Home Equity Loans in the Fixed Rate Group as of the Cut-Off Date was as follows:

                                                  NUMBER OF           INITIAL        % OF INITIAL
                                                 INITIAL HOME        AGGREGATE         AGGREGATE
LIEN POSITION                                    EQUITY LOANS       LOAN BALANCE      LOAN BALANCE
-------------                                    ------------       ------------      ------------

First Lien.....................................
Second Lien....................................
     Total.....................................


                                FIXED RATE GROUP
                               DOCUMENTATION TYPE

     The documentation types of the Initial Home Equity Loans in the Fixed Rate Group as of the Cut-Off Date were as follows:


                                                  NUMBER OF           INITIAL        % OF INITIAL
                                                 INITIAL HOME        AGGREGATE         AGGREGATE
DOCUMENTATION TYPE                               EQUITY LOANS       LOAN BALANCE      LOAN BALANCE
------------------                               ------------       ------------      ------------

Full Documentation Type........................
Limited Documentation Type.....................
Stated Income Program..........................
     Total.....................................



                                FIXED RATE GROUP
                                  CREDIT GRADE

     The credit grades of the Initial Home Equity Loans in the Fixed Rate Group pursuant to the Seller's underwriting guidelines as of the Cut-Off Date were as follows:


                                                  NUMBER OF           INITIAL        % OF INITIAL
                                                 INITIAL HOME        AGGREGATE         AGGREGATE
CREDIT GRADE                                     EQUITY LOANS       LOAN BALANCE      LOAN BALANCE
------------                                     ------------       ------------      ------------

A+.............................................
A-1............................................
A-2............................................
B..............................................
C-1............................................
C-2............................................
D..............................................
     Total.....................................


ADJUSTABLE RATE GROUP

     As of the Cut-Off Date, the average Loan Balance of the Initial Home Equity Loans in the Adjustable Rate Group was $_________. The minimum and maximum Loan Balances of the Initial Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date were $________ and $___________, respectively. As of the Cut-Off Date, the weighted average Original Loan-to-Value Ratio of the Initial Home Equity Loans in the Adjustable Rate Group was _____%; the weighted average remaining term to maturity of the Initial Home Equity Loans in the Adjustable Rate Group was ____ months; the original terms to maturity of the Initial Home Equity Loans in the Adjustable Rate Group ranged from ____ months to ____ months; and the remaining terms to maturity of the Initial Home Equity Loans in the Adjustable Rate Group ranged from ___ months to ____ months. All of the Initial Home Equity Loans in the Adjustable Rate Group were secured by first mortgages. No Initial Home Equity Loan in the Adjustable Rate Group will mature later than _________________. As of the Cut-Off Date, no Initial Home Equity Loan in the Adjustable Rate Group was ___ or more days past due. However, investors in the Class A Certificates should be aware that _______% of the Initial Home Equity Loans in the Adjustable Rate Group by Initial Aggregate Loan Balance had a first monthly payment due on or after __________ and it was not possible for such Initial Home Equity Loans in the Adjustable Rate Group to be ___ or more days past due as of the Cut-Off Date.

     As of the Cut-Off Date, ______% of the Initial Home Equity Loans in the Adjustable Rate Group were Six-Month Adjustable Rate Loans and ________% of the Initial Aggregate Loan Balance of the Initial Home Equity Loans in the Adjustable Rate Group were 2/28 Adjustable Rate Loans. As of the Cut-Off Date, the weighted average remaining period to the next interest rate adjustment date for the Six-Month Adjustable Rate Loans was approximately __ months; the weighted average remaining period to the next interest rate adjustment date for the 2/28 Adjustable Rate Loans was approximately __ months; each Six-Month Adjustable Rate Loan will have an initial payment adjustment effective with the seventh monthly payment on such loan, an initial interest rate adjustment cap of ___%, a semi-annual interest rate adjustment cap of ____%, in each case, above the then current interest rate for such Six-Month Adjustable Rate Loan and a lifetime interest rate adjustment cap of ______% above the initial rate of such loan; each 2/28 Adjustable Loan will have an initial payment adjustment effective with the 25th monthly payment on such loan, an initial interest rate adjustment cap of ____%, a semi-annual interest rate adjustment cap of _____%, in each case, above the then current interest rate for such 2/28 Adjustable Loan and a lifetime interest rate adjustment cap of _____% above the initial rate of such loan. The weighted average Coupon Rate of the Initial Home Equity Loans in the Adjustable Rate Group was approximately ______% per annum. The Initial Home Equity Loans in the Adjustable Rate Group had a weighted average gross margin as of the Cut-Off Date of approximately ______%. The initial gross margin for the Initial Home Equity Loans in the Adjustable Rate Group ranged from _____% to _____%. The Coupon Rates borne by the Initial Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date ranged from ______% per annum to ______% per annum. As of the Cut-Off Date, the maximum rates at which interest may accrue on the Initial Home Equity Loans in the Adjustable Rate Group (the "Maximum Rates") ranged from _____% per annum to _____% per annum. The Initial Home Equity Loans in the Adjustable Rate Group had a weighted average Maximum Rate as of the Cut-Off Date of approximately ______% per annum. As of the Cut-Off Date, the minimum rates at which interest may accrue on the Initial Home Equity Loans in the Adjustable Rate Group (the "Minimum Rates") ranged from _______% per annum to ______% per annum. As of the Cut-Off Date, the weighted average Minimum Rate on the Initial Home Equity Loans in the Adjustable Rate Group was approximately _______% per annum.

     Set forth below is certain approximate statistical information as of the Cut-Off Date regarding the Initial Home Equity Loans in the Adjustable Rate Group. Prior to the Closing Date, Home Equity Loans may be removed from the Adjustable Rate Group and other adjustable rate Home Equity Loans may be substituted therefor. The Seller believes that the information set forth herein with respect to the Adjustable Rate Group as presently constituted is representative of the characteristics of the Adjustable Rate Group as it will be constituted at the Closing Date, although certain characteristics of the Initial Home Equity Loans may vary but any such variance will not be material. The sum of the percentage columns in the following tables may not equal 100% due to rounding.

                              ADJUSTABLE RATE GROUP
                      GEOGRAPHIC DISTRIBUTION OF PROPERTIES

     The geographic distribution of the Initial Home Equity Loans in the Adjustable Rate Group by state, as of the Cut-Off Date, was as follows:


                                                                                                    % OF INITIAL
                                                      NUMBER OF INITIAL     INITIAL AGGREGATE         AGGREGATE
STATE                                                 HOME EQUITY LOANS       LOAN BALANCE           LOAN BALANCE
-----                                                 -----------------       ------------           ------------








                             ADJUSTABLE RATE GROUP
                         ORIGINAL LOAN-TO-VALUE RATIOS

     The Original Loan-to-Value ratios as of the origination dates of the Initial Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date were distributed as follows:




                                                                                                    % OF INITIAL
                                                      NUMBER OF INITIAL     INITIAL AGGREGATE         AGGREGATE
RANGE OF ORIGINAL LTV'S                               HOME EQUITY LOANS       LOAN BALANCE           LOAN BALANCE
-----------------------                               -----------------       ------------           ------------





                              ADJUSTABLE RATE GROUP
                                  LOAN BALANCES

     The distribution of the Loan Balances of the Initial Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date was as follows:




                                                                                                    % OF INITIAL
                                                      NUMBER OF INITIAL     INITIAL AGGREGATE         AGGREGATE
LOAN BALANCES                                         HOME EQUITY LOANS       LOAN BALANCE           LOAN BALANCE
--------------                                        -----------------       ------------           ------------



                              ADJUSTABLE RATE GROUP
                          TYPES OF MORTGAGED PROPERTIES

     The Properties securing the Initial Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date were of the property types as follows:

                                                                                                    % OF INITIAL
                                                      NUMBER OF INITIAL     INITIAL AGGREGATE         AGGREGATE
PROPERTY TYPES                                        HOME EQUITY LOANS       LOAN BALANCE           LOAN BALANCE
--------------                                        -----------------       ------------           ------------

Condo..........................................
PUD............................................
Manufactured Housing...........................
Single Family..................................
2-4 Family.....................................
Townhouse......................................
     Total.....................................


                              ADJUSTABLE RATE GROUP
                            ORIGINAL TERM TO MATURITY

     The distribution of the original term to maturity of the Initial Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date was as follows:



                                                                                                    % OF INITIAL
                                                      NUMBER OF INITIAL     INITIAL AGGREGATE         AGGREGATE
ORIGINAL MONTHS TO MATURITY                           HOME EQUITY LOANS       LOAN BALANCE           LOAN BALANCE
---------------------------                           -----------------       ------------           ------------


                              ADJUSTABLE RATE GROUP
                            MONTHS SINCE ORIGINATION

     The distribution of the number of months since the date of origination of the Initial Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date was as follows:

                                                                                                    % OF INITIAL
                                                      NUMBER OF INITIAL     INITIAL AGGREGATE         AGGREGATE
NUMBER OF MONTHS SINCE ORIGINATION                    HOME EQUITY LOANS       LOAN BALANCE           LOAN BALANCE
----------------------------------                    -----------------       ------------           ------------


Zero...........................................
1 to 6.........................................
     Totals....................................






                              ADJUSTABLE RATE GROUP
                           REMAINING TERM TO MATURITY

     The distribution of the number of months remaining to maturity of the Initial Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date was as follows:


                                                                                                    % OF INITIAL
                                                      NUMBER OF INITIAL     INITIAL AGGREGATE         AGGREGATE
MONTHS REMAINING TO MATURITY                          HOME EQUITY LOANS       LOAN BALANCE           LOAN BALANCE
----------------------------                          -----------------       ------------           ------------




                              ADJUSTABLE RATE GROUP
                                OCCUPANCY STATUS

     The occupancy status of the Properties securing the Initial Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date was as follows:

                                                                                                    % OF INITIAL
                                                      NUMBER OF INITIAL     INITIAL AGGREGATE         AGGREGATE
OCCUPANCY STATUS                                      HOME EQUITY LOANS       LOAN BALANCE           LOAN BALANCE
----------------                                      -----------------       ------------           ------------
Owner Occupied..............................
Investment Property.........................
Second Home.................................

     Totals.................................


                                               ADJUSTABLE RATE GROUP
                                                DOCUMENTATION TYPE

     The documentation types of the Initial Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date were as follows:

                                                                                                    % OF INITIAL
                                                      NUMBER OF INITIAL     INITIAL AGGREGATE         AGGREGATE
DOCUMENTATION TYPE                                    HOME EQUITY LOANS       LOAN BALANCE           LOAN BALANCE
------------------                                    -----------------       ------------           ------------
Full Documentation Program..................
Limited Documentation Program...............
Stated Income Program.......................

     Totals.................................


                              ADJUSTABLE RATE GROUP
                                  CREDIT GRADE

     The credit grades of the Initial Home Equity Loans in the Adjustable Rate Group pursuant to the Seller's underwriting guidelines as of the Cut-Off Date were as follows:

                                                                                                    % OF INITIAL
                                                      NUMBER OF INITIAL     INITIAL AGGREGATE         AGGREGATE
CREDIT GRADE                                          HOME EQUITY LOANS       LOAN BALANCE           LOAN BALANCE
------------                                          -----------------       ------------           ------------
A+..........................................
A-1.........................................
A-2.........................................
B...........................................
C-1.........................................
C-2.........................................
D...........................................

     Totals.................................

                              ADJUSTABLE RATE GROUP
                                  COUPON RATES

     The Coupon Rates borne by the Notes relating to the Initial Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date were distributed as follows as of the Cut-Off Date:


                                                                                                    % OF INITIAL
                                                      NUMBER OF INITIAL     INITIAL AGGREGATE         AGGREGATE
RANGE OF COUPON RATES                                 HOME EQUITY LOANS       LOAN BALANCE           LOAN BALANCE
---------------------                                 -----------------       ------------           ------------


                              ADJUSTABLE RATE GROUP
                                  GROSS MARGINS

     The gross margins of the Initial Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date were as follows:


                                                                                                    % OF INITIAL
                                                      NUMBER OF INITIAL     INITIAL AGGREGATE         AGGREGATE
GROSS MARGINS                                         HOME EQUITY LOANS       LOAN BALANCE           LOAN BALANCE
-------------                                         -----------------       ------------           ------------




                              ADJUSTABLE RATE GROUP
                                  MAXIMUM RATES

     The Maximum Rates of the Initial Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date were as follows:


                                                                                                    % OF INITIAL
                                                      NUMBER OF INITIAL     INITIAL AGGREGATE         AGGREGATE
MAXIMUM COUPON RATE                                   HOME EQUITY LOANS       LOAN BALANCE           LOAN BALANCE
-------------------                                   -----------------       ------------           ------------




                              ADJUSTABLE RATE GROUP
                                  MINIMUM RATES

     The Minimum Rates of the Initial Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date were as follows:


                                                                                                    % OF INITIAL
                                                      NUMBER OF INITIAL     INITIAL AGGREGATE         AGGREGATE
MINIMUM COUPON RATE                                   HOME EQUITY LOANS       LOAN BALANCE           LOAN BALANCE
-------------------                                   -----------------       ------------           ------------




                              ADJUSTABLE RATE GROUP
                             NEXT COUPON RATE CHANGE

     The month of the next Coupon Rate change for each of the Initial Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date was as follows:


                                                                                                    % OF INITIAL
                                                      NUMBER OF INITIAL     INITIAL AGGREGATE         AGGREGATE
MONTH OF NEXT COUPON RATE CHANGE                      HOME EQUITY LOANS       LOAN BALANCE           LOAN BALANCE
--------------------------------                      -----------------       ------------           ------------




INTEREST PAYMENTS ON THE HOME EQUITY LOANS

     All of the Home Equity Loans will provide that interest is charged to the obligor (the "Mortgagor") thereunder, and payments are due from such Mortgagors as of a scheduled day of each month which is fixed at the time of origination. Scheduled monthly payments made by the Mortgagors on the Home Equity Loans either earlier or later than the scheduled due dates thereof will not affect the amortization schedule or the relative application of such payments to principal and interest.

CONVEYANCE OF SUBSEQUENT HOME EQUITY LOANS

     The Pooling and Servicing Agreement permits the Trust to acquire approximately $__________ (approximately $__________ and approximately $_________ of which shall be allocated to the Fixed Rate Group and the Adjustable Rate Group, respectively) in aggregate Loan Balance of Subsequent Home Equity Loans. Accordingly, the statistical characteristics of the Home Equity Loans will vary as of any related Cut-Off Date upon the acquisition of Subsequent Home Equity Loans.

     The obligation of the Trust to purchase Subsequent Home Equity Loans on a Subsequent Transfer Date is subject to the following requirements, among others, individually or in the aggregate, as applicable, which may be waived by the Certificate Insurer:

FIXED RATE GROUP
Delinquent.....................................................    none greater than or equal to __ days
Remaining Term to Stated Maturity..............................    no more than ____ months
Minimum Coupon Rate............................................    at least ______%
Weighted Average Coupon Rate...................................    at least _______%
Percentage of Second Lien Home Equity Loans....................    up to _______%
Weighted Average Combined Loan-to-Value Ratio..................    not more than ________%
Original Loan Balance..........................................    each less than $________
Balloon Loans..................................................    not more than ______%

ADJUSTABLE RATE GROUP
Delinquent.....................................................    none greater than or equal to ___ days
Remaining Term to Stated Maturity..............................    no more than _____ months
Lifetime Minimum Coupon Rate...................................    at least _____%
Minimum Coupon Rate............................................    at least _____%
Weighted Average Coupon Rate...................................    at least _____%
Weighted Average Gross Margin..................................    at least _____%
Percentage of Second Lien Home Equity Loans....................    _____%
Weighted Average Original Loan-to-Value Ratio..................    not more than _%
Original Loan Balance..........................................    each less than $_____
Balloon Loans..................................................    _____%
Percentage of Six-Month Adjustable Rate Loans..................    at least _____%


      On or before the end last day of the Funding Period, the Certificate Insurer has the right, to adjust, without limitation, the related Specified Subordinated Amount (i) if the Subsequent Home Equity Loans individually or in the aggregate do not conform to the conditions specified in the Insurance Agreement and the Pooling and Servicing Agreement or (ii) to reflect any change in the credit risk to the Certificate Insurer; provided, however, that if the owners of the Class R Sertificates object in good faith to the Certificate Insurer's determination in clause (ii) above, any such modification shall not be made if the Rating Agencies confirm that the risk to the Certificate Insurer in insuring the Class A Certificates will be maintained at the level assigned on the Closing Date.

                       PREPAYMENT AND YIELD CONSIDERATIONS

GENERAL

     The weighted average life of, and, if purchased at other than par, the yield to maturity on, a Class A Certificate will relate to the rate of payment of principal of the Home Equity Loans in the related Home Equity Loan Group, including, for this purpose, Prepayments, liquidations due to defaults, casualties and condemnations, and repurchases or purchases of Home Equity Loans by the Seller or the Servicer pursuant to the Pooling and Servicing Agreement. At least ____% of the Initial Home Equity Loans by Initial Aggregate Loan Balance may be prepaid by the related Mortgagors, in whole or in part, at any time without payment of any prepayment fee or penalty. The actual rate of principal Prepayments on pools of home equity loans is influenced by a variety of economic, tax, geographic, demographic, social, legal and other factors and has fluctuated considerably in recent years. In addition, the rate of principal Prepayments may differ among pools of home equity loans at any time because of specific factors relating to the home equity loans in the particular pool, including, among other things, the age of the home equity loans, the geographic locations of the properties securing the loans and the extent of the mortgagors' equity in such properties, and changes in the mortgagors' housing needs, job transfers and unemployment.

     As with fixed rate obligations generally, the rate of Prepayment on a pool of home equity loans with fixed rates (such as the Home Equity Loans in the Fixed Rate Group) is affected by prevailing market rates for home equity loans of a comparable term and risk level. When the market interest rate is below the mortgage coupon, mortgagors may have an increased incentive to refinance their home equity loans. Depending on prevailing market rates, the future outlook for market rates and economic conditions generally, some mortgagors may sell or refinance mortgaged properties in order to realize their equity in the mortgaged properties, to meet cash flow needs or to make other investments. As is the case with fixed rate home equity loans, adjustable rate home equity loans may be subject to a greater rate of principal Prepayments in a declining interest rate environment. For example, if prevailing interest rates fall appreciably, adjustable rate home equity loans are likely to be subject to a higher Prepayment rate than if prevailing interest rates remain constant because the availability of fixed rate home equity loans at competitive interest rates may encourage mortgagors to refinance their adjustable rate home equity loans to "lock in" a lower fixed interest rate. In addition, the fact that a substantial portion of the 2/28 Adjustable Rate Loans do not adjust for substantial periods of time may affect the Prepayment experience on such loans.

     In addition to the foregoing factors affecting the weighted average life of the Class A Certificates, the overcollateralization provisions of the Trust result in a limited acceleration of the Class A Certificates relative to the amortization of the Home Equity Loans in the related Home Equity Loan Group in the early months of the transaction. The accelerated amortization is achieved by the application of certain excess interest to the payment of the Certificate Principal Balances of the applicable Classes of Class A Certificates. This acceleration feature creates overcollateralization which results from the excess of the aggregate Loan Balance of the Home Equity Loans over the aggregate Class A Certificate Principal Balance. Once the required level of overcollateralization is reached, the acceleration feature will cease, unless necessary to maintain the required level of overcollateralization. The Pooling and Servicing Agreement will provide that based upon certain collateral performance tests, the required overcollateralization may increase or decrease.

MANDATORY PREPAYMENT

     In the event that at the end of the Funding Period, not all of the Original Pre-Funded Amount allocated to the Fixed Rate Group or Adjustable Rate Group has been used to acquire Subsequent Home Equity Loans, then the Holders of the related Class or Classes of Class A Certificates then entitled to receive principal will receive an additional prepayment in an amount equal to the remaining related Pre-Funded Amount in the Pre-Funding Account.

     Although no assurances can be given, the Seller has advised the Depositor that it expects that the Loan Balance of Subsequent Home Equity Loans sold to the Trust will require the application of substantially all the amount on deposit in the Pre-Funding Account and that there should be no material principal prepaid to the Holders of the Class A Certificates in respect to the Original Pre-Funded Amount.

PREPAYMENT AND YIELD SCENARIOS FOR CLASS A CERTIFICATES

     As indicated above, if purchased at other than par (disregarding, for purposes of this discussion, the effects on an investor's yield resulting from the timing of the settlement date and those considerations discussed below under "Payment Lag Feature of Fixed Rate Certificates"), the yield to maturity on a Class of Class A Certificates will be affected by the rate of the payment of principal of the Home Equity Loans. If the actual rate of payments on the Home Equity Loans is slower than the rate anticipated by an investor who purchases a Class of Class A Certificates at a discount, the actual yield to such investor will be lower than such investor's anticipated yield. If the actual rate of payments on the Home Equity Loans is faster than the rate anticipated by an investor who purchases a Class of Class A Certificates at a premium, the actual yield to such investor will be lower than such investor's anticipated yield.

     The Final Scheduled Payment Date for each Class of Class A Certificates is as set forth in the "Summary of Terms" hereof. With respect to the Class A-1 Certificates and the Class A-2 Certificates, these dates are the dates on which the "Initial Certificate Principal Balance" set forth in the "Summary of Terms" hereof for the related Class of Class A Certificates as of the Closing Date less all amounts previously distributed to the Owners on account of principal (such amount as to any Class of Class A Certificates and as of any time, the related "Certificate Principal Balance" and as to the Class A Certificates collectively, the "Class A Certificate Principal Balance") would be reduced to zero, assuming that no Prepayments are received on the Home Equity Loans, that scheduled monthly payments of principal and interest on the Home Equity Loans are timely received and that no Net Monthly Excess Cashflow will be used to make accelerated payments of principal (i.e., no Subordination Increase Amounts) to the Owners of the related Class A Certificates. The Final Scheduled Payment Date for the Class A-3 Certificates and the Class A-4 Certificates is the Payment Date in the thirteenth month following the Remittance Period in which the Loan Balances of all Home Equity Loans in the Fixed Rate Group have been reduced to zero assuming that the Home Equity Loans in such Home Equity Loan Group pay in accordance with their terms. The Final Scheduled Payment Date for the Class A-5 Certificates is the thirteenth month following the Remittance Period in which the Loan Balances of all Home Equity Loans in the Adjustable Rate Group have been reduced to zero assuming that the Home Equity Loans on such Home Equity Loan Group pay in accordance with their terms. The weighted average lives of the Class A Certificates are likely to be shorter than would be the case if payments actually made on the Home Equity Loans conformed to the foregoing assumptions, and the final Payment Dates with respect to the Class A Certificates could occur significantly earlier than the Final Scheduled Payment Dates because (i) Prepayments are likely to occur, (ii) the Servicer (or the Certificate Insurer) may cause a termination of the Trust when the aggregate outstanding Loan Balance of the Home Equity Loans is less than or equal to 10% of the Maximum Collateral Amount thereof and (iii) Subordination Increase Amounts will likely be paid on the Class A Certificates.

     "Weighted average life" refers to the average amount of time that will elapse from the date of issuance of a security until each dollar of principal of such security will be repaid to the investor. The weighted average life of the related Class A Certificates will be influenced by the rate at which principal of the Home Equity Loans in the related Home Equity Loan Group is paid, which may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes Prepayments and liquidations due to default).

     Prepayments on home equity loans are commonly measured relative to a prepayment standard or model. The model used in this Prospectus Supplement is the prepayment assumption (the "Prepayment Assumption") which represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of home equity loans for the life of such home equity loans. A 100% Prepayment Assumption assumes constant prepayment rates ("CPR") of _____% per annum of the then outstanding principal balance of the Home Equity Loans in the Fixed Rate Group in the first month of the life of such Home Equity Loans and an additional _____% (precisely _____%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter during the life of such Home Equity Loans, a 100% Prepayment Assumption assumes a CPR of _____% per annum of the outstanding principal balance of the Home Equity Loans each month. A 100% Prepayment Assumption assumes a CPR of _____% per annum of the then outstanding principal balance of the Home Equity Loans in the Adjustable Rate Group. As used in the table below, 0% Prepayment Assumption assumes prepayment rates equal to 0% of the Prepayment Assumption; i.e., no prepayments. Correspondingly, 100%

Prepayment Assumption assumes prepayment rates equal to 100% of the Prepayment Assumption, and so forth. The Prepayment Assumption does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of home equity loans, including the Home Equity Loans. The Seller believes that no existing statistics of which it is aware provide a reliable basis for Owners of Class A Certificates to predict the amount or the timing of receipt of prepayments on the Home Equity Loans.

     Since the tables were prepared on the basis of the assumptions in the following paragraph, there are discrepancies between the characteristics of the actual Home Equity Loans and the characteristics of the Home Equity Loans assumed in preparing the tables. Any such discrepancy may have an effect upon the actual percentages of the Certificate Principal Balances outstanding and weighted average lives of the Class A Certificates in contrast to those set forth in the tables. In addition, since the actual Home Equity Loans in the Trust have characteristics which differ from those assumed in preparing the tables set forth below, the distributions of principal on the Class A Certificates may be made earlier or later than as indicated in the tables.


     For the purpose of the tables below, it is assumed that: (i) the Home Equity Loans consist of pools of loans with level-pay and balloon characteristics, as set forth below, (ii) the Closing Date for the Certificates occurs on _____ _____, ____, (iii) distributions on the Certificates are made on the 25th day of each month regardless of the day on which the Payment Date actually occurs, commencing in _____ ___ in accordance with the priorities described herein, (iv) the Premium Amount for the Fixed Rate Certificates and for the Class A-5 Certificates is incurred at a constant rate of _____% per annum and _____% per annum, respectively, in each case on the aggregate outstanding Certificate Principal Balances of the related Class or Classes of Class A Certificates, the Servicing Fee is incurred at a constant rate of _____% per annum on the aggregate outstanding principal balance of the Home Equity Loans and the Trustee Fee is incurred at a constant rate of _____% per annum on the aggregate outstanding principal balance of the Home Equity Loans, (v) the Home Equity Loans prepay at the indicated percentage of the applicable Prepayment Assumption, (vi) prepayments include 30 days interest thereon, (vii) the optional termination is not exercised except as indicated,
(viii) the "Specified Subordinated Amount" (as defined under "Credit Enhancement--Overcollateralization Provisions") for each Home Equity Loan Group is set initially as specified in the Pooling and Servicing Agreement and thereafter decreases in accordance with the provisions of the Pooling and Servicing Agreement, (ix) all of the Home Equity Loans are sold to the Trust as of the Closing Date; (x) the scheduled monthly payments of principal and interest on the Home Equity Loans will be timely delivered on the first day of each Remittance Period (with no defaults) commencing on __________, 1998___;
(xi) each Class of Class A Certificates has the respective Pass-Through Rate and Initial Certificate Principal Balance as set forth herein; (xii) the Coupon Rate for each Home Equity Loan in the Adjustable Rate Group is adjusted on its next adjustment date and on subsequent adjustment dates which occur on six month intervals following the initial adjustment date to equal the sum of the applicable gross margin and Six-Month LIBOR (such sum being subject to the applicable periodic rate adjustment caps and floors and lifetime rate caps and floors); and (xiii) Six-Month LIBOR remains constant at _____% per annum and One-Month LIBOR remains constant at _____% per annum.

                                FIXED RATE GROUP

                                                                             REMAINING        ORIGINAL AMORTIZATION
  AMORTIZATION       PRINCIPAL        COUPON      REMAINING TERM TO      AMORTIZATION TERM             TERM
     METHOD           BALANCE          RATE       MATURITY (MONTHS)          (MONTHS)                (MONTHS)










                            ADJUSTABLE RATE GROUP(1)


Number of                           Remaining  Remaining     Original
Months to                           Term to    Amortization  Amortization                               Initial  Subsequent
Next Rate   Principal     Coupon    Maturity   Term          Term          Gross    Maximum   Minimum   Rate     Periodic
Change      Balance       Rate      (Months)   (Months)      (Months)      Margin   Rate      Rate      Cap      Rate Cap









-----------------

(1) Method of amortization is level pay.

     The following tables set forth the percentages of the Initial Certificate Principal Balances of the Class A Certificates that would be outstanding after each of the dates shown, based on the indicated percentages of the Prepayment Assumption. The percentages of the Initial Certificate Principal Balance of the Class A Certificates that would be outstanding have been rounded to the nearest 1%.

             PERCENTAGE OF INITIAL CERTIFICATE PRINCIPAL BALANCE(1)

                                            CLASS A-1                                        CLASS A-2
PAYMENT                 -----------------------------------------------    ---------------------------------------------
DATE                    0%   50%      75%   120%(4)  150%   175%   200%    0%   50%    75%   120%(4) 150%    175%   200%
----                    --   ---      ---   -------  ----   ----   ----    --   ---    ---   ------- ----    ----   ----
Initial Percentage ..
February 25, 1999 ...
February 25, 2000 ...
February 25, 2001 ...
February 25, 2002 ...
February 25, 2003 ...
February 25, 2004 ...
February 25, 2005 ...
February 25, 2006 ...
February 25, 2007 ...
February 25, 2008 ...
February 25, 2009 ...
February 25, 2010 ...
February 25, 2011 ...
February 25, 2012 ...
February 25, 2013 ...
February 25, 2014 ...
February 25, 2015 ...
February 25, 2016 ...
February 25, 2017 ...
February 25, 2018 ...
February 25, 2019 ...
February 25, 2020 ...
February 25, 2021 ...
February 25, 2022 ...
February 25, 2023 ...
February 25, 2024 ...
February 25, 2025 ...
February 25, 2026 ...
February 25, 2027 ...
February 25, 2028 ...
Weighted Average
   Life (years)
   To Maturity(2) ...
   To Call(3) .......

-----------------

(1)  The percentages in the tables have been rounded to the nearest 1%.

(2) The weighted average life of a Class of Class A Certificates is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the initial respective Certificate Principal Balance for such Class of Class A Certificates.

(3) Calculated pursuant to footnote two but assumes that the Servicer exercises its option to purchase the Home Equity Loans. See "Description of the Class A Certificates-Optional Termination" herein.

(4) Assumes 120% of the Fixed Rate Group Prepayment Assumption and 100% of the Adjustable Rate Group Prepayment Assumption.

             PERCENTAGE OF INITIAL CERTIFICATE PRINCIPAL BALANCE(1)

                                            CLASS A-3                                        CLASS A-4
PAYMENT                 -----------------------------------------------    ---------------------------------------------
DATE                    0%   50%      75%   120%(4)  150%   175%   200%    0%   50%    75%   120%(4) 150%    175%   200%
----                    --   ---      ---   -------  ----   ----   ----    --   ---    ---   ------- ----    ----   ----
Initial Percentage ..
February 25, 1999 ...
February 25, 2000 ...
February 25, 2001 ...
February 25, 2002 ...
February 25, 2003 ...
February 25, 2004 ...
February 25, 2005 ...
February 25, 2006 ...
February 25, 2007 ...
February 25, 2008 ...
February 25, 2009 ...
February 25, 2010 ...
February 25, 2011 ...
February 25, 2012 ...
February 25, 2013 ...
February 25, 2014 ...
February 25, 2015 ...
February 25, 2016 ...
February 25, 2017 ...
February 25, 2018 ...
February 25, 2019 ...
February 25, 2020 ...
February 25, 2021 ...
February 25, 2022 ...
February 25, 2023 ...
February 25, 2024 ...
February 25, 2025 ...
February 25, 2026 ...
February 25, 2027 ...
February 25, 2028 ...
Weighted Average
   Life (years)
   To Maturity(2) ...
   To Call(3) .......

-----------------

(1)  The percentages in the tables have been rounded to the nearest 1%.

(2) The weighted average life of a Class of Class A Certificates is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the initial respective Certificate Principal Balance for such Class of Class A Certificates.

(3) Calculated pursuant to footnote two but assumes that the Servicer exercises its option to purchase the Home Equity Loans. See "Description of the Class A Certificates --Optional Termination" herein.

(4) Assumes 120% of the Fixed Rate Group Prepayment Assumption and 100% of the Adjustable Rate Group Prepayment Assumption.

             PERCENTAGE OF INITIAL CERTIFICATE PRINCIPAL BALANCE(1)

                                                                                        CLASS A-5
PAYMENT                                                               ---------------------------------------------
DATE                                                                  0%   50%    75%   120%(4)  150%   175%   200%
----                                                                  --   ---    ---   -------  ----   ----   ----
Initial Percentage ...............................................
February 25, 1999.................................................
February 25, 2000.................................................
February 25, 2001.................................................
February 25, 2002.................................................
February 25, 2003.................................................
February 25, 2004.................................................
February 25, 2005.................................................
February 25, 2006.................................................
February 25, 2007.................................................
February 25, 2008.................................................
February 25, 2009.................................................
February 25, 2010.................................................
February 25, 2011.................................................
February 25, 2012.................................................
February 25, 2013.................................................
February 25, 2014.................................................
February 25, 2015.................................................
February 25, 2016.................................................
February 25, 2017.................................................
February 25, 2018.................................................
February 25, 2019.................................................
February 25, 2020.................................................
February 25, 2021.................................................
February 25, 2022.................................................
February 25, 2023.................................................
February 25, 2024.................................................
February 25, 2025.................................................
February 25, 2026.................................................
February 25, 2027.................................................
February 25, 2028.................................................
Weighted Average
   Life (years)
   To Maturity(2).................................................
   To Call(3).....................................................

-----------------

(1)  The percentages in the tables have been rounded to the nearest 1%.

(2) The weighted average life of a Class of Class A Certificates is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the initial respective Certificate Principal Balance for such Class of Class A Certificates.

(3) Calculated pursuant to footnote two but assumes that the Servicer exercises its option to purchase the Home Equity Loans. See "Description of the Class A Certificates--Optional Termination" herein.

(4) Assumes 120% of the Fixed Rate Group Prepayment Assumption and 100% of the Adjustable Rate Group Prepayment Assumption.

PAYMENT LAG FEATURE OF THE FIXED RATE CERTIFICATES


     Pursuant to the Pooling and Servicing Agreement, an amount equal to Mortgagor payments with respect to each Home Equity Loan (net of the Servicing
Fee) received or deemed to be received by the Servicer during each Remittance Period is to be remitted to the Trustee on or prior to the related Monthly Remittance Date; the Trustee will not be required to distribute any such amounts to the Owners until the next succeeding Payment Date. As a result, the monthly distributions to the Owners generally reflect Mortgagor payments during the prior Remittance Period (which Mortgagor payments reflect interest in arrears), and the first Payment Date will not occur until __________, ___. Thus, the effective yield to the Owners of the Fixed Rate Certificates will be below that otherwise produced by the related Pass-Through Rate because the distribution of the Class A Distribution Amount in respect of any given month will not be made until on or about the 25th day of the following month.


                    FORMATION OF THE TRUST AND TRUST PROPERTY

     The Trust will be created and established pursuant to the Pooling and Servicing Agreement. On the Closing Date, the Seller will transfer without recourse the Initial Home Equity Loans to the Depositor, the Depositor will convey without recourse the Home Equity Loans to the Trust and the Trust will issue the Class A Certificates and the Class R Certificates at the direction of the Depositor.

     The property of the Trust shall include all (a) the Home Equity Loans together with the related Home Equity Loan documents and the Seller's interest in any Property which secures a Home Equity Loan and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing (other than principal received and interest due before the Cut-Off Date), (b) such amounts as may be held by the Trustee in the Certificate Account, Pre-Funding Account, Capitalized Interest Account and any other accounts held by the Trustee for the Trust together with investment earnings on such amounts and such amounts as may be held by the Servicer in the Principal and Interest Account, if any, exclusive of investment earnings thereon (except as otherwise provided) whether in the form of cash, instruments, securities or other properties and (c) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates as specified in the Pooling and Servicing Agreement (collectively, the "Trust Estate"). In addition to the foregoing, the Seller shall cause the Certificate Insurer to deliver two Insurance Policies to the Trustee for the benefit of the Owners of the Class A Certificates.

     The Class A Certificates will not represent an interest in or an obligation of, nor will the Home Equity Loans be guaranteed by, the Depositor, the Seller, the Servicer, the Trustee or any of their affiliates; however, certain distributions due to the Owners of the Class A Certificates are insured by the Certificate Insurer.

     Prior to its formation the Trust will have had no assets or obligations. Upon formation, the Trust will not engage in any business activity other than acquiring, holding and collecting payments on the Home Equity Loans, issuing the Certificates and distributing payments thereon. The Trust will not acquire any receivables or assets other than the Home Equity Loans and the proceeds thereof and rights appurtenant thereto. To the extent that borrowers make scheduled payments under the Home Equity Loans, the Trust will have sufficient liquidity to make distributions on the Certificates. As the Trust does not have any operating history and will not engage in any business activity other than issuing the Certificates and making distributions thereon, there has not been included any historical or pro forma ratio of earnings to fixed charges with respect to the Trust.

                             ADDITIONAL INFORMATION

     The description in this Prospectus Supplement of the Initial Home Equity Loans and the Properties is based upon each Home Equity Loan Group as constituted at the opening of business on the Cut-Off Date. Prior to the issuance of the Class A Certificates, Initial Home Equity Loans may be removed from either Home Equity Loan

Group as a result of incomplete documentation or non-compliance with representations and warranties set forth in the Pooling and Servicing Agreement, if the Seller deems such removal necessary or appropriate and other Initial

     Home Equity Loans may be added to a Home Equity Loan Group prior to the issuance of the Class A Certificates.

     A current report on Form 8-K will be available to purchasers of the Class A Certificates and will be filed, and incorporated by reference to the Registration Statement together with the Pooling and Servicing Agreement and information regarding each Home Equity Loan Group, with the Securities and Exchange Commission within fifteen days after the initial issuance of the Class A Certificates and within fifteen days of the addition of any Subsequent Home Equity Loans. In the event Initial Home Equity Loans are removed from or added to, or Subsequent Home Equity Loans are removed from or added to a Home Equity Loan Groups set forth in the preceding paragraph, such removal or addition will be noted in a current report on Form 8-K.

                     DESCRIPTION OF THE CLASS A CERTIFICATES

GENERAL

     Each Class A Certificate will represent certain undivided, fractional ownership interests in the Trust Estate created and held pursuant to the Pooling and Servicing Agreement, subject to the limits and the priority of distribution described therein.

     The Home Equity Loan pool is divided into two Home Equity Loan Groups, the Fixed Rate Group, which contains fixed rate Home Equity Loans, and the Adjustable Rate Group, which contains adjustable rate Home Equity Loans. For each Home Equity Loan Group, the related Class of Class A Certificates will evidence the right to receive on each Payment Date the Class A Distribution Amount for such Class of Class A Certificates, in each case until the related Certificate Principal Balance has been reduced to zero.

PAYMENT DATES

     On each Payment Date, the Owners of the Classes of Class A Certificates will be entitled to receive, from amounts then on deposit in the certificate account established and maintained by the Trustee in accordance with the Pooling and Servicing Agreement (the "Certificate Account") and until the related Certificate Principal Balance of such Class of Class A Certificates is reduced to zero, the aggregate Class A Distribution Amount as of such Payment Date allocated among each Class of Class A Certificates as described below. Distributions will be made in immediately available funds to Owners of Class A Certificates by wire transfer or otherwise, to the account of such Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner is DTC or has so notified the Trustee at least five Business Days prior to the Record Date, or by check mailed to the address of the person entitled thereto as it appears on the register (the "Register") maintained by the Trustee as registrar (the "Registrar"). Certificate owners may experience some delay in the receipt of their payments due to the operations of DTC. See "Description of the Class A Certificates--Book Entry Registration of the Class A Certificates" herein and "Description of the Certificates--Book Entry Registration" in the Prospectus.

     The Pooling and Servicing Agreement will provide that an Owner, upon receiving the final distribution on such Owner's Certificate, will be required to send such Certificate to the Trustee. The Pooling and Servicing Agreement additionally will provide that, in any event, any Certificate as to which the final distribution thereon has been made shall be deemed canceled for all purposes of the Pooling and Servicing Agreement and the related Insurance Policy.

     Each Owner of record of the related Class of Class A Certificates will be entitled to receive such Owner's Percentage Interest in the amounts due such Class on such Payment Date. The "Percentage Interest" of a Class A Certificate as of any date of determination will be equal to the percentage obtained by dividing the principal balance of such Class A Certificate as of the Cut-Off Date by the Certificate Principal Balance for the related Class of the Class A Certificates as of the Cut-Off Date.

DISTRIBUTIONS

     Upon receipt, the Trustee will be required to deposit into the Certificate Account, (i) any Insured Payments, (ii) the proceeds of any liquidation of the assets of the Trust and (iii) all remittances made to the Trustee by or on behalf of the Servicer.

     The Pooling and Servicing Agreement establishes a pass-through rate on each Class of Class A Certificates (each, a "Pass-Through Rate") as set forth in the Summary herein under "Certificates Offered". The "Expense

     Fee" for any Payment Date will equal the sum of the Trustee Fee and the amounts payable to the Certificate Insurer as premium on the Insurance Policies (the "Premium Amount") on such Payment Date.

     On each Payment Date, the Trustee is required to make the following disbursements and transfers from monies then on deposit in the Certificate Account as specified below in the following order of priority of each such transfer and disbursement:

             (i) first, on each Payment Date from amounts then on deposit in the Certificate Account, (A) to the Trustee, the Trustee Fee and (B) provided that no Certificate Insurer Default as defined in clause
             (x) of the definition thereof has occurred and is continuing, the Premium Amount for such Payment Date to the Certificate Insurer;

             (ii) second, on each Payment Date, the Trustee shall allocate an amount equal to the sum of (x) the Total Monthly Excess Spread with respect to the related Home Equity Loan Group with respect to such Payment Date plus (y) any Subordination Reduction Amount with respect to the related Home Equity Loan Group with respect to such Payment Date (such sum being the "Total Monthly Excess Cashflow" with respect to such Home Equity Loan Group and Payment Date) to the applicable Home Equity Loan Group in the following order of priority:

                  (A) first, such Total Monthly Excess Cashflow with respect to such Home Equity Loan Group shall be allocated to the payment of the related Class A Distribution Amount (excluding any related Subordination Increase Amount) pursuant to clause
                  (iii) below in an amount equal to the amount, if any, by which
                  (x) such Class A Distribution Amount (excluding any related Subordination Increase Amount) exceeds (y) the Available Funds with respect to such Home Equity Loan Group (net of the related Expense Fees) (the amount of such difference with respect to a Home Equity Loan Group being an "Available Funds Shortfall" for such Home Equity Loan Group.

                  (B) second, any portion of the Total Monthly Excess Cashflow with respect to such Home Equity Loan Group remaining after the application described in clause (ii) (A) above shall be allocated against any Available Funds Shortfall with respect to the other Home Equity Loan Group;

                  (C) third, provided that no Certificate Insurer Default as defined in clause (x) of the definition thereof has occurred and is continuing, any portion of the Total Monthly Excess Cashflow with respect to such Home Equity Loan Group remaining after the allocation described in clauses (ii) (A) and (B) above shall be paid to the Certificate Insurer in respect of amounts owed on account of any Reimbursement Amount (as defined in the Pooling and Servicing Agreement) with respect to the related Home Equity Loan Group; provided further that if a Certificate Insurer Default as defined in clause (x) of the definition thereof has occurred and is continuing, then the priority of this allocation shall follow immediately after clause (ii)(E) below;

                  (D) fourth, provided that no Certificate Insurer Default as defined in clause (x) of the definition thereof has occurred and is continuing; any portion of the Total Monthly Excess Cashflow remaining after the allocation described in clauses
                  (ii) (A), (B) and (C) above shall be
                  paid to the Certificate Insurer in respect of any Reimbursement Amount (as defined in the Pooling and Servicing Agreement) owed to the Certificate Insurer with respect to the other Home Equity Loan Group; provided further that if a Certificate Insurer Default as defined in clause (x) of the definition thereof has occurred and is continuing, then the priority of this allocation shall follow immediately after clause (ii)(F) below;

                  (E) fifth, any portion of the Total Monthly Excess Cashflow with respect to such Home Equity Loan Group remaining after the application described in clauses (ii) (A) through (D) shall be used to reduce to zero, through the payment to the Owners of the related Class or Classes of Class A Certificates of a Subordination Increase Amount included in the related Class A Principal Distribution Amount which shall be paid pursuant to clause (iii) (B) or (C) below, an amount, if any, equal to the excess of the Specified Subordinated Amount with respect to such Home Equity Loan Group over the Subordinated Amount with respect to such Home Equity Loan Group (assuming application of 100% of principal collections received during such Remittance Period but prior to the application of any Subordination Increase Amount) (the "Subordination Deficiency Amount") as of such Payment Date;

                  (F) sixth, any portion of the Total Monthly Excess Cashflow with respect to such Home Equity Loan Group remaining after the application described in clauses (ii) (A), (B), (C), (D) and (E) above shall be used to reduce to zero, through the payment of a Subordination Increase Amount to the Owners of the Class A Certificates related to the other Home Equity Loan Group pursuant to clause (iii)(B) or (C) below, any Subordination Deficiency Amount with respect to the other Home Equity Loan Group as of such Payment Date following applications of all Total Monthly Excess Cashflow with respect to such other Home Equity Loan Group;

                  (G) seventh, any portion of Total Monthly Excess Cashflow with respect to the Adjustable Rate Group remaining after the applications described in clauses (ii) (A), (B), (C), (D), (E) and (F) above shall be paid to the Owners of the Class A-5 Certificates pursuant to clause (iii)(E) below, to the extent of Unpaid Class A-5 Certificateholders' Interest Index Carryover; and

                  (H) eighth, any Total Monthly Excess Cashflow remaining after the applications described in clauses (ii) (A), (B), (C), (D),
                  (E), (F) and (G) above shall be paid to the Servicer pursuant to clause (iii)(F) below, to the extent of any unreimbursed Delinquency Advances, unreimbursed Servicing Advances and unreimbursed Compensating Interest;

          (iii) third, following the making by the Trustee of all allocations, transfers and disbursements described above from amounts (including any related Insured Payment which shall be paid only to the Owners of the related Class A Certificates) then on deposit in the Certificate Account with respect to the related Home Equity Loan Group (after giving effect to the allocations provided in clause (ii) above), the Trustee shall distribute:

                  (A) to the Owners of the Class A Certificates, the related Current Interest for each Class (including the proceeds of any Insured Payments made by the Certificate Insurer) on a pro rata basis based on each such Class A Certificate's Current Interest without priority among the Class A Certificates;

                  (B) to the Owners of Class A Certificates, the Class A Principal Distribution Amount applicable to the Fixed Rate Group shall be distributed as follows: (i) to the Owners of the Class A-4 Certificates, an amount equal to the Class A-4 Lockout Distribution Amount and (ii) the remainder as follows: first, to the Owners of the Class A-1 Certificates until the Class A-1 Certificate Principal Balance is reduced to zero; second, to the Owners of the Class A-2 Certificates until the Class A-2 Certificate Principal Balance is reduced to zero; third, to the Owners of the Class A-3 Certificates until the Class A-3 Certificate Principal Balance is reduced to zero; and fourth, to the Owners of the Class A-4 Certificates until the Class A-4 Certificate

                  Principal Balance is reduced to zero; provided, however, during the continuance of a Certificate Insurer Default, if there is a Subordination Deficit, then the Class A Principal Distribution Amount shall be distributed pro rata to the Owners of the Fixed Rate Certificates.

                  (C) The Class A Principal Distribution Amount applicable to the Adjustable Rate Group shall be distributed to the Owners of the Class A-5 Certificates until the Class A-5 Certificate Principal balance is reduced to zero;

                  (D) to the Certificate Insurer the amounts described in clauses (ii)(C) and (D) above;

                  (E) to the Owners of the Class A-5 Certificates, the amounts described in clause (ii) (G) above in respect of the aggregate Unpaid Class A-5 Certificateholders' Interest Index Carryover;

                  (F) to the Servicer the amounts described in clause (ii)(H) above; and

                  (G) to the Trustee, as reimbursement for all reimbursable expenses incurred in connection with duties and obligations under the Pooling and Servicing Agreement.

          (iv) fourth, following the making by the Trustee of all allocations, transfers and disbursements described above, from amounts then on deposit in the Certificate Account, the Trustee shall distribute to the Owners of the Class R Certificates, the remaining distributable amounts as specified in the Pooling and Servicing Agreement, for such Payment Date.

          The Premium Amount as of each Payment Date will be as set out in the Pooling and Servicing Agreement.

          "Net Monthly Excess Cashflow" with respect to each Home Equity Loan Group and Payment Date, means the excess, if any, of the Total Monthly Excess Cashflow for such Home Equity Loan Group over the amounts allocated pursuant to clauses (ii)(A) through (ii)(D) above for such Payment Date.

     "Current Interest" with respect to each Class of Class A Certificates means, with respect to any Payment Date: (i) the aggregate amount of interest accrued at the related Pass-Through Rate on the Certificate Principal Balance of the related Class A Certificates plus (ii) the Preference Amount as it relates to interest previously paid on such Class of the Class A Certificates prior to such Payment Date that remains unpaid as of such Payment Date plus (iii) the Carry-Forward Amount, if any, with respect to such Class of Class A Certificates; provided however, that with respect to each Class of Class A Certificates, Current Interest will be reduced by such Class" pro rata share of any Civil Relief Interest Shortfalls (as defined herein) during the related Accrual Period.

     The Class A-5 Pass-Through Rate is subject to the Class A-5 Available Funds Cap. For a description of the calculation of the Class A-5 Pass-Through Rate and the Class A-5 Available Funds Cap see "The Summary-- Certificates Offered," and "--Class A Distributions."

     The "Class A Principal Distribution Amount" for each Home Equity Loan Group and Payment Date shall be the lesser of: (a) the related Total Available Funds, minus the related Expense Fee, plus any Insured Payment with respect to the related Class A Certificates, minus the Current Interest for such Payment Date with respect to the related Class A Certificates; and (b) the excess, if any, of
(i) the sum of (without duplication): (A) the Preference Amount with respect to principal owed to each Owner of Class A Certificates related to such Home Equity Loan Group that remains unpaid as of such Payment Date; (B) the principal portion of all scheduled monthly payments on the Home Equity Loans related to such Home Equity Loan Group due on or prior to the related Due Date thereof, received by the Servicer during the related Remittance Period and any Prepayments on such Home Equity Loans made by the Mortgagors and actually received by the Servicer during the related Remittance Period to the extent such amounts are received by the Trustee on or prior to the related Monthly Remittance Date; (C) the outstanding principal balance of each Home Equity Loan in the related Home Equity Loan Group that was repurchased by the Seller or purchased by the Servicer on or prior to the related Monthly Remittance Date, to the extent such outstanding principal balance is actually received by the Trustee on or prior to the related Monthly Remittance Date;

(D) any Substitution Amounts (i.e. the excess, if any, of the outstanding principal balance of a Home Equity Loan in the related Home Equity Loan Group being replaced over the outstanding principal balance of a replacement Home Equity Loan plus accrued and unpaid interest plus the amount of any Delinquency Advances and Servicing Advances) delivered by the Seller on the related Monthly Remittance Date in connection with a substitution of a Home Equity Loan in the related Home Equity Loan Group (to the extent such Substitution Amounts relate to principal), to the extent such Substitution Amounts are actually received by the Trustee on or prior to the related Monthly Remittance Date; (E) all Net Liquidation Proceeds actually collected by or on behalf of the Servicer with respect to the Home Equity Loans in the related Home Equity Loan Group during the related Remittance Period (to the extent such Net Liquidation Proceeds relate to principal), to the extent such Net Liquidation Proceeds are actually received by the Trustee on or prior to the related Monthly Remittance Date; (F) the amount of any Subordination Deficit with respect to the related Home Equity Loan Group for such Payment Date; (G) the principal portion of the proceeds received by the Trustee with respect to the related Home Equity Loan Group upon termination of the Trust (to the extent such proceeds relate to principal); (H) with respect to the Payment Date immediately following the last day of the Funding Period, all amounts remaining on deposit in the Pre-Funding Account and allocate to such Home Equity Loan Group to the extent not used to purchase Subsequent Home Equity Loans during such Funding Period; and (I) the amount of any Subordination Increase Amount (as defined herein) with respect to the related Home Equity Loan Group for such Payment Date to the extent of any Net Monthly Excess Cashflow available for such purpose; over (ii) the amount of any Subordination Reduction Amount (as defined herein) with respect to the related Home Equity Loan Group for such Payment Date.

     The "Carry-Forward Amount" with respect to any Class of Class A Certificates is the amount as of any Payment Date, equal to the sum of (i) the amount, if any, by which (x) the Current Interest for such Class for the immediately preceding Payment Date exceeded (y) the amount of the actual distribution in respect to interest on such Class of Class A Certificates, made to the Owners of such Class of Class A Certificates on such immediately preceding Payment Date and (ii) 30 days interest on such excess at the related Pass-Through Rate for such Class of Class A Certificates.

     "Available Funds" as to each Home Equity Loan Group and Payment Date is the amount on deposit in the Certificate Account with respect to the related Home Equity Loan Group on such Payment Date net of Total Monthly Excess Cashflow with respect to such Home Equity Loan Group and disregarding the amounts of any

     Insured Payments to be made on such Payment Date and any amounts from the Pre-Funding Account and the Capitalized Interest Account.

     "Total Available Funds" as to each Payment Date and a Home Equity Loan Group is the sum of (x) the amount on deposit in the Certificate Account with respect to such Home Equity Loan Group (net of Total Monthly Excess Cashflow) and inclusive of amounts deposited into the Certificate Account from the Pre-Funding Account and Capitalized Interest Account on such Payment Date and
(y) any amounts of Total Monthly Excess Cashflow with respect to either Home Equity Loan Group to be applied on such Payment Date (disregarding the amount of any Insured Payment to be made on such Payment Date).

     The Trustee or Paying Agent shall (i) receive as attorney-in-fact of each Owner of Class A Certificates any Insured Payment from the Certificate Insurer and deposit such amounts into the Certificate Account and (ii) disburse the same to each Owner of Class A Certificates. The Pooling and Servicing Agreement will provide that to the extent the Certificate Insurer makes Insured Payments, either directly or indirectly (as by paying through the Trustee or Paying Agent), to the Owners of such Class A Certificates the Certificate Insurer will be subrogated to the rights of such Owners of Class A Certificates with respect to such Insured Payments, and shall receive reimbursement for such Insured Payment as provided in the Pooling and Servicing Agreement, but only from the sources and in the manner provided in the Pooling and Servicing Agreement; such subrogation and reimbursement to have no effect on the Certificate Insurer's obligations under the Insurance Policies.

     The Pooling and Servicing Agreement provides that the term "Available Funds" does not include Insured Payments and does not include any amounts that cannot be distributed to the Owners of Class A Certificates, if any, by the Trustee as a result of proceedings under the United States Bankruptcy Code.

     Each Owner of a Class A Certificate will be required promptly to notify the Trustee in writing upon the receipt of a court order relating to a Preference Amount and will be required to enclose a copy of such order with such notice to the Trustee.

PRE-FUNDING ACCOUNT

     On the Closing Date, approximately $_____ (the "Original Pre-Funded Amount") (of which approximately $_____ will be allocated to the Fixed Rate Group and approximately $__________ will be allocated to the Adjustable Rate Group) will be deposited in the Pre-Funding Account which account will be in the name of, and maintained by, the Trustee on behalf of the Trust and shall be part of the Trust Estate. The Original Pre-Funded Amount allocated to a Home Equity Loan Group will be reduced during the Funding Period for such Home Equity Loan Group as described herein. Subsequent Home Equity Loans purchased on any date (each, a "Subsequent Transfer Date") must satisfy the criteria set forth in the Pooling and Servicing Agreement. In addition, each Subsequent Home Equity Loan must be acceptable to the Certificate Insurer. The Trust may purchase the Subsequent Home Equity Loans only from the Depositor and not from any other person and the Depositor may purchase the Subsequent Home Equity Loans only from the Seller or an affiliate of the Seller and not from any other person. See "The Home Equity Loan Pools--Conveyance of Subsequent Home Equity Loans" herein. All interest and other investment earnings on amounts on deposit in the Pre-Funding Account will be deposited in the Capitalized Interest Account. The Pre-Funding Account will not be an asset of the REMIC.


     The "Funding Period" is the period from the Closing Date until the earliest of (i) the date on which the amount on deposit in the Pre-Funding Account is less than $_____, (ii) the date on which a Servicer Termination Event occurs under the Pooling and Servicing Agreement or (iii) the Monthly Remittance Date in _____ 1998___. The Original Pre-Funded Amount, as reduced from time to time by the amount thereof applied to the purchase of Subsequent Home Equity Loans is referred to herein as the "Pre-Funded Amount." Any Pre-Funded Amount allocated to a Home Equity Loan Group remaining in the Pre-Funding Account at the end of the Funding Period will be distributed to Owners of the related Class A Certificates as an additional distribution of principal on the _____ ____ Payment Date.


CAPITALIZED INTEREST ACCOUNT


     On the Closing Date cash will be deposited in the Capitalized Interest Account, which account shall be in the name of and maintained by the Trustee and shall be part of the Trust Estate. The amount on deposit in the Capitalized Interest Account, including reinvestment income, and amounts deposited thereto from the Pre-Funding Account, will be used by the Trustee to fund the amount equal to (i) the sum of (a) the amount of interest accruing at the weighted average applicable Pass-Through Rates of the Fixed Rate Certificates (in the case of the Fixed Rate Group) or the Class A-5 Pass-Through Rate (in the case of the Adjustable Rate Group) accruing during the related Accrual Period on the amount by which the aggregate Certificate Principal Balance of the related Class A Certificates exceeds the aggregate Loan Balance of the Home Equity Loans plus
(b) the related Premium Amount accruing during the related Accrual Period on such excess balance minus (ii) the amount of any reinvestment income on monies allocated to such Home Equity Loan Group on deposit in the Pre-Funding Account; such amounts on deposit will be so applied by the Trustee on the _____ ____ Payment Date to fund such excess, if any. Any amounts remaining in the Capitalized Interest Account at the end of the Funding Period (net of the amount of funds to be applied by the Trustee on the Payment Date following the end of the Funding Period) and not needed for such purpose will be paid to the Seller and will not thereafter be available for distribution to the holders of the Class A Certificates. The Capitalized Interest Account will not be an asset of the REMIC.


CALCULATION OF ONE-MONTH LIBOR

     On each LIBOR Determination Date (as defined below), the Trustee will determine One-Month LIBOR for the next Accrual Period for the Class A-5 Certificates.

     "One-Month LIBOR" means, as of any LIBOR Determination Date, the London interbank offered rate for one-month United States dollar deposits which appears in the Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m. (London time), on that day to prime banks in the London interbank market. The Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%). If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m. (New York City time) on that day for loans in United States dollars to leading European banks.

     "LIBOR Determination Date" means, with respect to any Accrual Period, the second London business day preceding the commencement of such Accrual Period. For purposes of determining One-Month LIBOR, a "London business day" is any day on which dealings in deposits of United States dollars are transacted in the London interbank market.

     "Telerate Page 3750" means the display page currently so designated on the Dow Jones Telerate Capital Markets Report (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices) and "Reference Banks" means leading banks selected by the Seller and engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

BOOK ENTRY REGISTRATION OF CLASS A CERTIFICATES

     The Class A Certificates initially will be book-entry Certificates (the "Book-Entry Certificates"). Persons acquiring Certificateownership interests in the Class A Certificates ("Certificateowners") will hold such Certificates through the Depository Trust Company ("DTC"), in the United States, or Cedel Bank, societe anonyme ("Cedel") or the Euroclear System ("Euroclear"), in Europe, if such Certificateowners are participants of such systems, or indirectly through organizations that are participants in such systems. The Book-Entry Certificates will be issued in one or more certificates per Class, representing the aggregate principal balance of each such Class of Class A Certificates, and will initially be registered in the name of Cede & Co. ("Cede"), the nominee of DTC. Cedel and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Cedel's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries names on the books of DTC. Citibank N.A. ("Citibank") will act as depositary for Cedel and Morgan Guaranty Trust Company of New York ("Morgan") will act as depositary for Euroclear (Citibank and Morgan, in such capacities, individually the "Relevant Depositary" and, collectively, the "European Depositaries"). Investors may hold such beneficial interests in the Book-Entry Certificates in minimum denominations representing Certificate Principal Balances of $1,000 and in integral multiples of $1 in excess thereof. Except as described below, no person acquiring a Book-Entry Certificate will be entitled to receive a physical certificate representing such Certificate (a "Definitive Certificate"). Unless and until Definitive Certificates are issued, it is anticipated that the only "Certificateholder" of the Class A Certificates will be Cede, as nominee of DTC. Certificateowners will not be Certificateholders as that term is used in the Pooling and Servicing Agreement. Certificateowners are permitted to exercise their rights only indirectly through DTC and its Participants (including Cedel and Euroclear).

SERVICING COMPENSATION


     As to each Home Equity Loan, the Servicer will retain a fee (the "Servicing Fee") equal to 0.50% per annum, payable monthly at one-twelfth of such annual rate of the then outstanding principal balance of such Home Equity Loan serviced as of the first day of each Remittance Period, provided, however, that if a successor Servicer is appointed in accordance with the Pooling and Servicing Agreement, the Servicing Fee shall be such amount agreed upon by the Trustee, the Certificate Insurer, and the successor Servicer but in no event in an amount greater than the amount paid to the predecessor Servicer. The Servicer will also be able to retain late fees, prepayment charges, assumption fees, release fees, bad check charges and any other servicing related charges.


OPTIONAL TERMINATION

     By Servicer or Certificate Insurer. At its option, the Servicer (or the Certificate Insurer, if the Servicer fails to exercise such option) may on any Monthly Remittance Date when the aggregate outstanding Loan Balance of the Home Equity Loans is 10% or less of the Maximum Collateral Amount purchase from the Trust all (but not fewer than all) remaining Home Equity Loans, in whole only, and other property acquired by foreclosure, deed in lieu of foreclosure, or otherwise then constituting the Trust Estate, and pay to the Owners of each Class of Class A Certificates the portion of the purchase price allocable to each such class of Class A Certificates, which will equal an amount up to the sum of (i) 100% of the then outstanding Class A Certificate Principal Balance thereof, plus (ii) one month's interest on the then outstanding Class A Certificate Principal Balance thereof at the then applicable Pass-Through Rate for such class, plus any previously accrued but unpaid interest thereon, and with respect to the Class A-5 Certificates, together with the amount of any Unpaid Class A-5 Certificateholders' Interest Index Carryover, to the extent of funds available therefor, such sum payable in accordance with the priorities described under "Description of the Certificates--Distributions" herein and thereby effect early retirement of the Certificates.

     Termination Upon Loss of REMIC Status. Following a final determination by the Internal Revenue Service or by a court of competent jurisdiction, in either case from which no appeal is taken within the permitted time for such appeal, or if any appeal is taken, following a final determination of such appeal from which no further appeal can be taken, to the effect that the REMIC does not and will no longer qualify as a "REMIC" pursuant to Section 860D of the Code (the "Final Determination"), at any time on or after the date which is 30 calendar days following such Final Determination the Certificate Insurer or the Owners of a majority in Percentage Interests represented by the Class A Certificates then outstanding with the consent of the Certificate Insurer may direct the Trustee on behalf of the Trust to adopt a plan of complete liquidation, as contemplated by Section 860F(a)(4) of the Code.

THE TRUSTEE


     ,____________ will be named as Trustee under the Pooling and Servicing Agreement.

Year 2000 Issue

     The "Year 2000 Issue" relates to the fact that many existing computer programs and applications use only two digits to identify a year in the date field. A failure to modify such programs and applications to be year 2000 compliant may adversely impact the operations at the turn of the century of the Master Servicer and the Trustee. The Servicer plans to modify or replace computer programs and applications in order to deal with the Year 2000 Issue. The Seller will seek to obtain representations and warranties from the Trustee with respect to its plans to modify or replace computer programs and applications in order to deal with the Year 2000 Issue. There can be no assurance that any planned modification or replacement will be timely completed.


               THE INSURANCE POLICIES AND THE CERTIFICATE INSURER

     The following information has been supplied by the Certificate Insurer for inclusion in this Prospectus Supplement.

     The Certificate Insurer, in consideration of the payment of the premium and subject to the terms of the Insurance Policies, thereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received by the Trustee or its successor, as trustee for the Owners, on behalf of the Owners from the Certificate Insurer, for distribution by the Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Certificate Insurer's obligations under the Insurance Policies with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in the Insurance Policies and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations unless such acceleration is at the sole option of the Certificate Insurer.

     Notwithstanding the foregoing paragraph, the Insurance Policies do not cover shortfalls, if any, attributable to the liability of the Trust, any REMIC or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability). The Insurance Policies do not cover, and Insured Payments shall not include, any Civil Relief Interest Shortfalls, any Class A-5 Certificateholders' Interest Index Carryovers or any Unpaid Class A-5 Certificateholders' Interest Index Carryovers.

     The Certificate Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of a preference payment, (ii) an opinion of counsel satisfactory to the Certificate Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Certificate Insurer, irrevocably assigning to the Certificate Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and
(iv) appropriate instruments to effect the appointment of the Certificate Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Certificate Insurer, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

     The Certificate Insurer will pay any other amount payable under an Insurance Policy no later than 12:00 noon, New York City time, on the later of the Payment Date on which the related Deficiency Amount is due or the third Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Certificate Insurer or any successor fiscal agent appointed by the Certificate Insurer (the "Fiscal Agent") of a Notice (as described below); provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim under an Insurance Policy, such Notice shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Certificate Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

     Insured Payments due under an Insurance Policy unless otherwise stated therein will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Insured Payment and legally available therefor.

     The Fiscal Agent is the agent of the Certificate Insurer only and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Certificate Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under the related Insurance Policy.

     As used in the Insurance Policies, the following terms shall have the following meanings:


     "Agreement" means the Pooling and Servicing Agreement, dated as of _____, 1998___ among CHEC Asset Receivable Corporation, as Depositor, Centex Credit Corporation d/b/a Centex Home Equity Corporation, as Seller and as Servicer, and the Trustee, as trustee, without regard to any amendment or supplement thereto unless such amendment or supplement has been approved in writing by the Certificate Insurer.

     "Business Day" means any day other than a Saturday, a Sunday, or a day on which banking institutions in New York City or Dallas, Texas, in the city in which the corporate trust office of the Trustee under the Pooling and Servicing Agreement is located or the city in which the Certificate Insurer is located are authorized or obligated by law or executive order to be closed.

     "Deficiency Amount" means, with respect to any Payment Date, the sum of (a) the excess, if any, of (i) the related Current Interest over (ii) the related Total Available Funds (after applying the crosscollateralization provisions of the Agreement, after any deduction for the related Premium Amount and the related Trustee Fee and without regard to any related Insured Payment to be made with respect to such Payment Date) and (b) the related Subordination Deficit (after applying the crosscollateralization provisions of the Agreement and after taking into account the portion of the related Class A Principal Distribution Amount to be actually distributed on such Payment Date without regard to any related Insured Payment to be made with respect to such Payment Date).

     "Insured Payment" means (a) as of any Payment Date, any Deficiency Amount and (b) any Preference Amount (without duplication).

     "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by fax substantially in the form of Exhibit A attached to the related Insurance Policy, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Payment Date.


     "Obligations" means $__________ Centex Home Equity Loan Pass-Through Certificates, Series 199_-_, Class A-1, Class A-2, Class A-3, Class A-4, and Class A-5, as applicable under the related Insurance Policy.


     "Owner" means such Owner (as defined in the Agreement) of an Obligation (other than the Trustee, the Depositor or the Servicer) who, on the applicable Payment Date, is entitled under the terms of the applicable Class A Certificate to payment thereunder.

     "Preference Amount" means any amount previously distributed to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

     Capitalized terms used in the Insurance Policies and not otherwise defined therein shall have the respective meanings set forth in the Agreement as of the date of execution of the Insurance Policies, without giving effect to any subsequent amendment or modification to the Agreement unless such amendment or modification has been approved in writing by the Certificate Insurer.

     Any notice under an Insurance Policy or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Certificate Insurer shall specify in writing to the Trustee.

     The notice address of the Fiscal Agent is 15th Floor, 61 Broadway, New York, New York 10006 Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Trustee in writing.

     EACH INSURANCE POLICY IS BEING ISSUED UNDER AND PURSUANT TO, AND SHALL BE CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. THE INSURANCE PROVIDED BY EACH INSURANCE POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

     The Insurance Policies are not cancellable for any reason. The premiums on each Insurance Policy are not refundable for any reason including payment, or provision being made for payment, prior to maturity of the Obligations.

                    [CERTIFICATE INSURER SPECIFIC DISCLOSURE]

                               CREDIT ENHANCEMENT

INSURANCE POLICIES

     See "The Insurance Policies and The Certificate Insurer" herein for a description of the Insurance Policies.

OVERCOLLATERALIZATION PROVISIONS

     Overcollateralization Resulting from Cash Flow Structure. The Pooling and Servicing Agreement requires that, on each Payment Date, Net Monthly Excess Cashflow with respect to a Home Equity Loan Group be applied on such Payment Date as an accelerated payment of principal on the related Class(es) of Class A Certificates, but only to the limited extent hereafter described. Net Monthly Excess Cashflow equals the excess of (i) the sum of (A) the excess, if any of
(x) the interest which is collected on the Home Equity Loans in such Home Equity Loan Group during a Remittance Period (net of the Servicing Fee and Trustee Fee with respect to such Home Equity Loan Group and any reimbursement of nonrecoverable Delinquency Advances with respect to such Home Equity Loan Group) plus any Delinquency Advances and Compensating Interest with respect to such Home Equity Loan Group over (y) the sum of the related Current Interest and the Premium Amount with respect to such Home Equity Loan Group (the difference between (x) and (y) is the "Total Monthly Excess Spread" with respect to such Home Equity Loan Group), and (B) the related Subordinated Reduction Amount over
(ii) the portion of the Total Monthly Excess Cashflow that is used to cover shortfalls in Available Funds on such Payment Date in the related Home Equity Loan Group or in the other Home Equity Loan Group, or used to reimburse the Certificate Insurer.

     The application of Net Monthly Excess Cashflow has the effect of accelerating the amortization of the Class A Certificates relative to the amortization of the Home Equity Loans in the related Home Equity Loan Group. To the extent that any Net Monthly Excess Cashflow is not so used, the Pooling and Servicing Agreement provides that it will be used to pay the Owners of the Class A-5 Certificates any Class A-5 Certificateholders' Interest Index Carryovers and any Unpaid Class A-5 Certificateholders' Interest Index Carryovers, to reimburse the Servicer and the Trustee with respect to any amounts owing to it, and, thereafter, paid to the Owners of the Class R Certificates.

     Pursuant to the Pooling and Servicing Agreement, each Home Equity Loan Group's Net Monthly Excess Cashflow will be applied as an accelerated payment of principal on the Class A Certificates until the related Subordinated Amount has increased to the level required. "Subordinated Amount" means, with respect to each Home Equity Loan Group and Payment Date, the excess, if any, of (x) the sum of (i) the aggregate Loan Balances of the Home Equity Loans in such Home Equity Loan Group as of the close of business on the last day of the preceding Remittance Period and (ii) any amount with respect to such Home Equity Loan Group on deposit in the Pre-Funding Account at such time exclusive of any Pre-Funding Account Earnings (as defined in the Pooling and Servicing Agreement) over (y) the aggregate outstanding Certificate Principal Balance of the related Class A Certificates as of such Payment Date (after taking into account the payment of the Class A Principal Distribution Amount related to such Home Equity Loan Group (except for any Subordination Reduction Amount or Subordination Increase Amount related to such Home Equity Loan Group) on such Payment Date). With respect to each Home Equity Loan Group and Payment Date, the lesser of (i) the related Subordination Deficiency Amount as of such Payment Date (after taking into account the payment of the related Class A Distribution Amount on such Payment Date (except for any such Subordinate Increase Amount for such Home Equity Loan Group)) and (ii) the aggregate amount of Net Monthly Excess Cashflow actually applied as an accelerated payment of principal is a "Subordination Increase Amount." The required level of the Subordinated Amount for each Home Equity Loan Group with respect to a Payment Date is the "Specified Subordinated Amount." The Pooling and Servicing Agreement generally provides that the related Specified Subordinated Amount may, over time, decrease, or increase, subject to certain floors, caps and triggers including triggers that allow the related Specified Subordinated Amount to decrease or "step down" based on the performance on the Home Equity Loans in the related Home Equity Loan Group with respect to certain tests specified in the Pooling and Servicing Agreement based on delinquency rates and cumulative losses. In addition, Net Monthly Excess Cashflow for each Home Equity Loan Group will be applied to the payment in reduction of principal of the Class A Certificates during the period that the Home Equity Loans in such Home Equity Loan Group are unable to meet certain tests specified in the Pooling and Servicing Agreement based on delinquency rates and cumulative losses.

     In the event that the Specified Subordinated Amount with respect to a Home Equity Loan Group is permitted to decrease or "step down" on a Payment Date in the future, the Pooling and Servicing Agreement provides that a portion of the principal which would otherwise be distributed to the Owners of the related Class A Certificates on such Payment Date shall be distributed to the Owners of the Class R Certificates (to the extent available therefor) over the period specified in the Pooling and Servicing Agreement. This has the effect of decelerating the amortization of Class A Certificates relative to the amortization of the Home Equity Loans and of reducing the related Subordinated Amount. With respect to any Home Equity Loan Group and Payment Date, the excess, if any, of (x) the related Subordinated Amount on such Payment Date after taking into account all distributions to be made on such Payment Date (except for any distributions of related Subordination Reduction Amounts as described in this sentence) over (y) the related Specified Subordinated Amount is the "Excess Subordinated Amount" for such Home Equity Loan Group and Payment Date. If, on any Payment Date, the Excess Subordinated Amount is, or, after taking into account all other distributions to be made on such Payment Date, would be, greater than zero (i.e., the Subordinated Amount is or would be greater than the related Specified Subordinated Amount), then any amounts relating to principal which would otherwise be distributed to the Owners of the related Class or Classes of Class A Certificates on such Payment Date shall instead be distributed to the Owners of the Class R Certificates (to the extent available therefor) in an amount equal to the lesser of (x) the related Excess Subordinated Amount for such Home Equity Loan Group and Payment Date and (y) the amount available for distribution on account of principal with respect to such Class A Certificates on such Payment Date; such amount being the "Subordination Reduction Amount" with respect to the related Home Equity Loan Group and Payment Date.

     The Pooling and Servicing Agreement provides generally that, on any Payment Date all amounts collected on account of principal (other than any such amount applied to the payment of a Subordination Reduction Amount) during the prior Remittance Period will be distributed to the Owners of the related Class A Certificates on such Payment Date. If any Home Equity Loan became a Liquidated Loan during such prior Remittance Period, the Net Liquidation Proceeds related thereto and allocated to principal may be less than the principal balance of the related Home Equity Loan; the amount of any such insufficiency is a "Realized Loss." In addition, the Pooling and Servicing Agreement provides that the principal balance of any Home Equity Loan which becomes a Liquidated Loan shall thenceforth equal zero. The Pooling and Servicing Agreement does not contain any requirement that the amount of any Realized Loss be distributed to the Owners of the related Class A Certificates on the Payment Date which immediately follows the event of loss; i.e., the Pooling and Servicing Agreement does not require the current recovery of losses. However, the occurrence of a Realized Loss will reduce the Subordinated Amount with respect to a Home Equity Loan Group, which to the extent that such reduction causes the Subordinated Amount to be less than the Specified Subordinated Amount applicable to the related Payment Date, will require the payment of a Subordination Increase Amount on such Payment Date (or, if insufficient funds are available on such Payment Date, on subsequent Payment Dates, until the Subordinated Amount equals the Specified Subordinated Amount). The effect of the foregoing is to allocate losses to the Owners of the Class R Certificates by reducing, or eliminating entirely, payments of Total Monthly Excess Spread and Subordination Reduction Amounts which such Owners would otherwise receive.

     Overcollateralization and the Insurance Policies. The Pooling and Servicing Agreement defines a "Subordination Deficit" with respect to a Home Equity Loan Group and Payment Date to be the amount, if any, by which (x) the related aggregate Class A Certificate Principal Balance with respect to such Payment Date, after taking into account all distributions to be made on such Payment Date (except for any Insured Payment or any Subordination Deficit), exceeds (y) the sum of (a) the aggregate Loan Balances of the Home Equity Loans as of the close of business on the last day of the related Remittance Period and (b) the amount, if any, on deposit and allocated to such Home Equity Loan Group in the Pre-Funding Account as of the last day of the related Remittance Period. The Pooling and Servicing Agreement requires the Trustee to make a claim for an Insured Payment under the related

Insurance Policy not later than the third Business Day prior to any Payment Date as to which the Trustee has determined that a Subordination Deficit will occur for the purpose of applying the proceeds of such Insured Payment as a payment of principal to the Owners of the related Class A Certificates on such Payment Date. Each Insurance Policy is thus similar to the subordination provisions described above insofar as such Insurance Policy guarantees ultimate, rather than current, payment of the amounts of any Realized Losses to the Owners of the Class A Certificates. Investors in the Class A Certificates should realize that, under extreme loss or delinquency scenarios applicable to the related Home Equity Loan Group, they may temporarily receive no distributions of principal when they would otherwise be entitled thereto under the principal allocation provisions described herein. Nevertheless, the exposure to risk of loss of principal of the Owners of the Class A Certificates depends in part on the ability of the Certificate Insurer to satisfy its obligations under the Insurance Policies. In that respect and to the extent that the Certificate Insurer satisfies such obligations, the Owners of the Class A Certificates are insulated from shortfalls in Available Funds that may arise.

CROSSCOLLATERALIZATION PROVISIONS

     In addition to the use of Total Monthly Excess Spread and Net Monthly Excess Cashflow with respect to a Home Equity Loan Group to cover related Available Funds Shortfalls, Subordination Increase Amounts, Reimbursement Amounts and Subordination Deficits, such Total Monthly Excess Spread and Net Monthly Excess Cashflow will be available to cover such requirements for the other Home Equity Loan Group as described under the caption "Description of the Class A Certificates--Distributions" herein. Additionally, since crosscollateralization of the Available Funds Shortfall for the Fixed Rate Certificates and the Class A-5 Certificates occurs prior to the payment of any Subordination Increase Amounts, the amount and timing of payments on the Home Equity Loans in one Home Equity Loan Group may affect the level of overcollateralization provided by the other Home Equity Loan Group.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES



     The following section in conjunction with the section in the Prospectus captioned "Federal Income Tax Consequences" discusses the material federal income tax consequences of the purchase, ownership and disposition of the Class A Certificates. This section must be considered only in connection with "Federal Income Tax Consequences" in the Prospectus. The discussion herein and in the Prospectus is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. In the opinion of counsel to the Seller and the Depositor, the discussion below, to the extent it constitutes matters of Federal law or legal conclusions is true and correct in all material respects. The discussion below and in the Prospectus does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors should consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Class A Certificates.


REMIC ELECTIONS

     An election will be made to treat certain assets of the Trust as a REMIC for federal income tax purposes. The Class A Certificates will be designated as regular interests in the REMIC (the "Regular Certificates" or the "REMIC Regular Certificates"), and the Class R Certificates will be designated as the residual interest in the REMIC (the "Residual Certificates" or the "REMIC Residual Certificates").

     Because the REMIC Regular Certificates will be considered REMIC regular interests, they generally will be taxable as debt obligations under the Internal Revenue Code of 1986, as amended (the "Code"), and interest paid or accrued on the Regular Certificates, including original issue discount with respect to any Regular Certificates issued with original issue discount, will be taxable to Certificateholders in accordance with the accrual method of accounting. Some or all of the Classes of Regular Certificates may be subject to the original issue discount provisions. See "Federal Income Tax Consequences" in the Prospectus. In addition, certain Classes of Regular Certificates may be treated as issued with a premium. See "Federal Income Tax Consequences" in the Prospectus.

     The prepayment assumption that will be used in determining the rate of accrual of original issue discount is 100% Prepayment Assumption with respect to the Adjustable Rate Group and 120% Prepayment Assumption with respect to the Fixed Rate Group. See "Prepayment and Yield Considerations" herein for a description of the prepayment assumption model. However, no representation is made as to the rate at which prepayments actually will occur.

     The Class A Certificates will be treated as assets described in Section 7701(a)(19)(C) of the Code for domestic building and loan associations, and "real estate assets" for real estate investment trusts (REITs), subject to the limitations described in "Federal Income Tax Consequences" in the Prospectus. Similarly, interest on such Class A Certificates will be considered "interest on obligations secured by mortgages on real property" for REITs, subject to the limitations described in "Federal Income Tax Consequences" in the Prospectus.

                        CERTAIN STATE TAX CONSIDERATIONS

     Because the income tax laws of the states vary, it is impractical to predict the income tax consequences to the Certificateholders in all of the state taxing jurisdictions in which they are subject to tax. Certificateholders are urged to consult their own tax advisors with respect to state and local income and franchise taxes.

                              ERISA CONSIDERATIONS


     A fiduciary of a pension, profit-sharing, retirement or other employee benefit plan subject to Title I of ERISA, should consider the fiduciary standards under ERISA in the context of the plan's particular circumstances before authorizing an investment of a portion of such plan's assets in the Class A Certificates. Accordingly, pursuant to Section 404 of ERISA, such fiduciary should consider among other factors: (i) whether the investment is for the exclusive benefit of plan participants and their beneficiaries; (ii) whether the investment satisfies the applicable diversification requirements; (iii) whether the investment is in accordance with the documents and instruments governing the plan; and (iv) whether the investment is prudent, considering the nature of the investment. Fiduciaries of plans also should consider ERISA's prohibition on improper delegation of control over, or responsibility for, plan assets.

     In addition, benefit plans subject to ERISA, as well as individual retirement accounts or certain types of Keogh plans not subject to ERISA but subject to Section 4975 of the Code and any entity whose source of funds for the purchase of Class A Certificates includes plan assets by reason of a plan or account investing in such entity (each, a "Plan"), are prohibited from engaging in a broad range of transactions involving Plan assets and persons having certain specified relationships to a Plan ("parties in interest" and "disqualified persons"). Such transactions are treated as "prohibited transactions" under Sections 406 and 407 of ERISA and excise taxes are imposed upon such persons by Section 4975 of the Code.

     An investment in Class A Certificates by a Plan might result in the assets of the Trust being deemed to constitute Plan assets, which in turn might mean that certain aspects of such investment, including the operation of the Trust, might be prohibited transactions under ERISA and the Code. Neither ERISA nor the Code defines the term "plan assets." Under Section 2510.3- 101 of the United States Department of Labor ("DOL") regulations (the "Regulation"), a Plan's assets may include an interest in the underlying assets of an entity (such as a trust) for certain purposes, including the prohibited transaction provisions of ERISA and the Code, if the Plan acquires an "equity interest" in such entity, unless certain exceptions apply. The Depositor believes that the Class A Certificates will give Certificateholders an equity interest in the Trust for purposes of the Regulation and can give no assurance that the Class A Certificates will qualify for any of the exceptions under the Regulation. As a result, the assets of the Trust may be considered the assets of any Plan which acquires a Class A Certificate.

     The DOL has issued an individual exemption, Prohibited Transaction Exemption ("PTE") 90-83, Exemption Application No. D-8346, 55 Fed. Reg. 50250
(1990) (the "Exemption"), to Donaldson, Lufkin and Jenrette Securities Corporation. The Exemption generally exempts from the application of the prohibited transaction provisions of Section 406 of ERISA and the excise taxes imposed on such prohibited transactions pursuant to Section 4975(a) and (b) of the Code and
Section 502(i) of ERISA certain transactions relating to the initial purchase, holding and subsequent resale by Plans of certificates in pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements set forth in the Exemption. The assets covered by the Exemption include home equity loans such as the Home Equity Loans. The Depositor believes that the Exemption will apply to the acquisition, holding and resale of the Class A Certificates by a Plan and that all conditions of the Exemption other than those within the control of the investors have been or will be met. See "ERISA Considerations" in the Prospectus.

     Before purchasing a Class A Certificate, a fiduciary of a Plan should itself confirm (a) that the Class A Certificates constitute "certificates" for purposes of the Exemption and (b) that the specific conditions set forth in the Exemption and the other requirements set forth in the Exemption will be satisfied.

     Any Plan fiduciary considering whether to purchase a Class A Certificate on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to such investment.

                                     RATINGS


     It is a condition of the issuance of the Class A Certificates that the Class A Certificates receive ratings of "___" by ___________ and "__" by_____. The ratings assigned to the Class A Certificates will be based primarily on the claims-paying ability of the Certificate Insurer. The Rating Agencies do not evaluate, and the ratings of the Class A Certificates do not address, the likelihood of payment to the Class A-5 Certificateholders of any Class A-5 Certificateholders' Interest Index Carryovers or Unpaid Class A-5 Certificateholders' Interest Index Carryovers. Explanations of the significance of such ratings may be obtained from _____________ and __________. Such ratings will be the views only of such Rating Agencies. There is no assurance that any such ratings will continue for any period of time or that such ratings will not be revised or withdrawn. Any such revision or withdrawal of such ratings may have an adverse effect on the market price of the Class A Certificates. A security rating is not a recommendation to buy, sell or hold securities.
See "Risk Factors--Limited Nature of Ratings" herein.



                         LEGAL INVESTMENT CONSIDERATIONS


     Although the Class A Certificates are expected to be rated "___" by _______and "___" by_____, the Class A Certificates will not constitute "mortgage related securities" for purposes of SMMEA because a portion of the Home Equity Loans represent second liens. Accordingly, many institutions with legal authority to invest in comparably rated securities based on first home equity loans may not be legally authorized to invest in the Class A Certificates.


                                  UNDERWRITING


     Subject to the terms of the Underwriting Agreement dated _________, ____ (the "Underwriting Agreement") between the Underwriter and the Depositor, the Depositor will agree to sell to the Underwriter and the Underwriter will agree to purchase the Class A Certificates upon issuance, subject to the satisfaction of certain conditions precedent. The Class A Certificates will be offered by the Underwriter when as and if issued and sold by the Depositor to the Underwriter, subject to the prior sale or withdrawal, cancellation or modification of the offer without notice, and the right of the Underwriter to reject any subscription, in whole or in part.


     The Underwriter has informed the Depositor that it proposes to offer the Class A Certificates for sale from time to time in one or more negotiated transactions, or otherwise, at varying prices to be determined, in each case, at the time of the related sale. The Underwriter may effect such transactions by selling the Class A Certificates to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter. In connection with the sale of the Class A Certificates, the Underwriter may be deemed to have received compensation from the Depositor in the form of underwriting compensation. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Class A Certificates may be deemed to be underwriters and any commissions received by them and any profit on the resale of the Class A Certificates by them may be deemed to be underwriting discounts and commissions under the Securities Act.

     The Underwriting Agreement provides that the Depositor will indemnify the Underwriter against certain liabilities, including liabilities under applicable securities laws, or contribute to payments the Underwriter may be required to make in respect thereof. The Underwriter is an affiliate of the Depositor.

     No Class A Certificate will have an established trading market when issued. The Underwriter may, from time to time, act as a broker or purchase and sell Class A Certificates in the secondary market, but the Underwriter is under no obligation to do so and there can be no assurance that there will be a secondary market for the Class A Certificates or liquidity in the secondary market if one does develop.

     In connection with the offering, the Underwriter may engage in transactions that stabilize, maintain or otherwise affect the price of the Class A Certificates. Specifically, the Underwriter may overallot the offering, creating a short position in the Class A Certificates for its own account. The Underwriter may bid for and purchase Class A Certificates in the open market to cover such short positions. In addition, the Underwriter may bid for and purchase Class A Certificates in the open market to stabilize the price of the Class A Certificates. These activities may stabilize or maintain the market price of the Class A Certificates above independent market levels. The Underwriter is not required to engage in these activities, and may end these activities at any time.

                                REPORT OF EXPERTS

     The consolidated financial statements of _______________ and its subsidiaries as of December 31, 1997 and December 31, 1996 and for each of the three years in the period ended December 31, 1997, incorporated by reference into this Prospectus Supplement, have been audited by _______________, independent accountants, as set forth in their report thereon incorporated by reference herein and reliance upon the authority of that firm as experts in accounting and auditing.

                              CERTAIN LEGAL MATTERS


     Certain legal matters relating to the validity of the issuance of the Certificates will be passed upon for the Depositor by Stroock & Stroock & Lavan LLP. Certain legal matters relating to the validity of the issuance of the Certificates and certain legal matters relating to insolvency issues and certain federal income tax matters concerning the Certificates will be passed upon for the Seller and the Depositor by Stroock & Stroock & Lavan LLP, New York, New York. Certain legal matters relating to the validity of the issuance of the Certificates will be passed upon for the Underwriter by ____________________.

                             INDEX OF DEFINED TERMS






2/28 Adjustable Rate Loans 8
Accrual Period 12
Accrual Rate 13
Adjustable Rate Group 2
applicable Cut-Off Date 7
Appraised Values 29
Available Funds 60
Available Funds Shortfall 57
balloon loans 27
Book-Entry Certificates 62
Business Day 12
Capitalized Interest Account 11
Carry-Forward Amount 60
Cede 21
Cedel 21
Certificate Account 56
Certificate Insurer 2
Certificate Insurer Default 21
Certificate Principal Balance 49
Certificateholder 62
Certificateowners 21
Certificates 2
Certificates Offered 57
Citibank 62
Class 7
Class A Certificate Principal Balance 49
Class A Certificates 2
Class A Distribution Amount 12
Class A Principal Distribution Amount 15
Class A-4 Lockout Distribution Amount 15
Class A-4 Lockout Percentage 15
Class A-4 Lockout Pro Rata Distribution Amount 15
Class A-5 Available Funds Cap 13
Class A-5 Certificateholders' Interest Index Carryover 13
Class A-5 Maximum Pass-Through Rate 14
Class A-5 Pass-Through Rate 7
Class R Certificates 2
Clean-Up Call Date 21
Closing Date 2
Code 22
Combined Loan-to-Value Ratios 29
Compensating Interest 18
Coupon Rates 9
CPR 49
Current Interest 12
Cut-Off Date 7
Deficiency Amount 20
Definitive Certificate 62
Delinquency Advances 18
Depositor 2
disqualified persons 69
DOL 69
DTC 2
equity interest 69
Equity Loan Group 28
ERISA 23
Euroclear 21
European Depositaries 62
Excess Subordinated Amount 67
Exemption 69
Final Determination 63
Final Scheduled Payment Date 12
Fiscal Agent 64
Fixed Rate Certificates 2
Fixed Rate Group 2
Funding Period 11
Home Equity Loan Group 2
Home Equity Loans 2
INDEX OF DEFINED TERMS, 1
Initial Aggregate Loan Balance 2
Initial Certificate Principal Balance 49
Initial Home Equity Loans 2
Insurance Policies 2
Insured Payment 20
LIBOR Determination Date 62
Liquidated Loan 17
Loan Balance 17
Loan Sale Agreement 2
Maximum Collateral Amount 21
Maximum Rates 38
Minimum Rates 10
Minimum Spread 13
Monthly Remittance Date, 17
Morgan 62
mortgage related securities 23
Mortgagor 47
Net Coupon Rate 13
Net Maximum Rate 14
Net Monthly Excess Cashflow 59
Notes 28
Notice 65
Obligations 65
One-Month LIBOR 62
Original Loan-to-Value Ratios 29
Original Pre-Funded Amount 11
out of pocket 19
Owner 65
Owners 2
parties in interest 69
Pass-Through Rate 57
Payment Date 2
Plan 69
plan assets 69
Pooling and Servicing Agreement 2
Pre- Funding Account 2
Preference Amount 17

Pre-Funded Amount 11
prepayment 49
Prepayment Assumption 49
Prepayments 26
Preservation Expenses 19
prohibited transactions 69
Properties 2
PTE 69
Rating Agencies 22
Ratings 22
real estate assets 22
real estate mortgage investment conduit 22
Realized Loss 67
Record Date 12
Register 56
Registrar 56
Regular Certificates 68
regular interest 22
regular interests 2
Regulation 69
related Cut-Off Date 7
Relevant Depositary 62
REMIC 2
REMIC Regular Certificates 68
Remittance Period 17
Residual Certificates 68
residual interest 2
Seller 2
sequential pay 20
Servicer 2
Servicing Advances 19
Servicing Fee 18
Six-Month Adjustable Rate Loans 8
Six-Month LIBOR 25
SMMEA 23
Specified Subordinated Amount, 66
step down 66
Subordinated Amount 66
Subordination Deficiency Amount 58
Subordination Deficit 18
Subordination Increase Amount 66
Subordination Reduction Amount 67
Subsequent Cut-Off Date 7
Subsequent Home Equity Loans 2
Subsequent Transfer Agreement 24
Subsequent Transfer Date 11
Telerate Page 3750 62
The Insurance Policies and the Certificate Insurer 3
Total Available Funds 60
Total Monthly Excess Cashflow 57
Total Monthly Excess Spread 66
Trust 2
Trust Estate 55
Trustee 2
Trustee Fee 7
Underwriter 2
Underwriting Agreement 70
Unpaid Class A-5 Certificateholders' Interest Index
  Carryover 13
Weighted average life 49

    No dealer, salesperson or other person has been authorized to give any information or to make any representation not contained in this Prospectus Supplement or the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Depositor or by the Underwriters. This Prospectus Supplement and the Prospectus do not constitute an offer to sell, or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction, unlawful to make such offer in such jurisdiction. Neither the delivery of this Prospectus Supplement or the Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that information herein is correct as of any time subsequent to the date hereof or that there has been no chance in the affairs of the Depositor since such date.

                                --------------

                              TABLE OF CONTENTS

Prospectus Supplement                                                 Page
---------------------                                                 -----
SUMMARY OF TERMS
RISK FACTORS
THE HOME EQUITY LOAN POOL
PREPAYMENT AND YIELD
CONSIDERATIONS
REPRESENTATIVE LOAN POOLS
ADDITIONAL INFORMATION
DESCRIPTION OF THE NOTES
THE INSURANCE POLICIES AND THE CERTIFICATE
INSURER
CREDIT ENHANCEMENT
FEDERAL INCOME TAX CONSEQUENCES
STATE INCOME TAX CONSEQUENCES
ERISA CONSIDERATIONS
RATINGS
LEGAL INVESTMENT CONSIDERATIONS
UNDERWRITING
REPORT OF EXPERTS
CERTAIN LEGAL MATTERS

Prospectus
Prospectus Supplement
Reports to Holders
Available Information
Incorporation of Certain Documents by Reference
Summary of Terms
Risk Factors
The Depositor
The Seller and Servicer
Use of Proceeds
Description of the Securities

The Trust Funds
Enhancement
Servicing of Home Equity Loans
The Agreements
Certain Legal Aspects of the Home Equity Loans
Use of Proceeds
Federal Income Tax Consequences

----------------------------------------------------

              CENTEX HOME EQUITY LOAN
                    TRUST A

                  $
             CENTEX HOME EQUITY LOAN
     PASS-THROUGH CERTIFICATES, SERIES 199__-__


            CENTEX CREDIT CORPORATION D/B/A
             CENTEX HOME EQUITY CORPORATION
                   Seller and Servicer


            CHEC ASSET RECEIVABLE CORPORATION
                         Depositor


                           --------

                     PROSPECTUS SUPPLEMENT

                           --------


                 [_____________________________]



                        -------------

----------------------------------------------------

PROSPECTUS SUPPLEMENT
      (TO PROSPECTUS DATED ______ __, 1998)

                      CENTEX HOME EQUITY LOAN OWNER TRUST A

                   $_________ ADJUSTABLE RATE HOME EQUITY LOAN
                        ASSET BACKED NOTES, SERIES 199_-_

                                DUE ______ __, __

                            CENTEX CREDIT CORPORATION
                                      D/B/A
                         CENTEX HOME EQUITY CORPORATION
                               SELLER AND SERVICER
                        CHEC ASSET RECEIVABLE CORPORATION
                                    DEPOSITOR

        The Centex Home Equity Loan Owner Trust A (the "Issuer") will be formed pursuant to a trust agreement to be dated as of _____ ___, __ (the "Trust Agreement") between CHEC Asset Receivable Corpration, as depositor (the "Depositor") and _________________, as owner trustee (the "Owner Trustee"). The Issuer is hereby offering $_________ aggregate principal amount of its Adjustable Rate Home Equity Loan Asset Backed Notes, Series A (the "Notes"). The Notes will be issued pursuant to an indenture, dated as of _____ __, ___ (the "Indenture"), between the Issuer and ________________, as indenture trustee (the "Indenture Trustee"), and will be secured by a trust estate (the "Trust Estate") consisting primarily of (i) a pool (the "Pool") of adjustable rate subprime loans secured by liens on one-to-four family residential properties (the "Home Equity Loans"), (ii) all payments in respect of principal and interest on the Home Equity Loans (other than any principal interest payments due herein on or prior to the Cut-Off Date or not received; (iii) security interest in the Properties; (iv) the Issuer's rights under the Sale and Servicing Agreement (as defined herein), (v) the Note Insurance Policy, as described herein, (iv) funds on deposit in the Certificate Account, the Pre-Funding Account (each as defined herein) and (vi) all of the proceeds of the foregoing. The Issuer also will issue instruments evidencing the residual interest in the Trust Estate (the "Residual Interest"). The Residual Interest and the Notes are collectively referred to as the "Securities." Only the Notes are offered hereby.

        Simultaneously with the issuance of the Notes, the Seller will obtain from ______________(the "Note Insurer") a financial guaranty note insurance policy relating to the Notes (the "Note Insurance Policy") in favor of the Indenture Trustee. The Note Insurance Policy will require the Note Insurer to make certain Insured Payments (as defined herein) on the Notes.

                                                   (continued on following page)

        FOR A DISCUSSION OF SIGNIFICANT MATTERS AFFECTING INVESTMENT IN THE NOTES, SEE "RISK FACTORS" BEGINNING ON PAGE S-__ HEREIN, "PREPAYMENT AND YIELD CONSIDERATIONS" BEGINNING ON PAGE S-__ HEREIN AND "RISK FACTORS" BEGINNING ON PAGE __ IN THE PROSPECTUS.

   THE NOTES REPRESENT NON-RECOURSE OBLIGATIONS OF THE ISSUER ONLY AND DO NOT
     REPRESENT INTERESTS IN OR OBLIGATIONS OF THE DEPOSITOR, THE SELLER, THE
          SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE, THE NOTE
             INSURER OR ANY OF THEIR AFFILIATES, EXCEPT AS DESCRIBED
                  HEREIN. NEITHER THE NOTES NOR THE HOME EQUITY
                       LOANS ARE INSURED OR GUARANTEED BY
                            ANY GOVERNMENTAL AGENCY.

                                ----------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
         EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
         THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
             COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                  PROSPECTUS ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

                               ------------------

    The Notes will be offered by ________________ (the "Underwriter") from time to time to the public in negotiated transactions or otherwise at varying prices to be determined at the time of the related sale. The net proceeds to the Depositor from the sale of the Notes are anticipated to be approximately $________, ___, before deducting expenses payable by the Depositor, estimated to be $________. The Notes are offered by the Underwriter subject to prior sale when, as and if issued to and accepted by it and subject to approval of certain legal matters by counsel for the Underwriter. The Underwriter reserves the right to withdraw, cancel or modify such offer and to reject orders in whole or in part. It is expected that delivery of the Notes in book-entry form will be made through the facilities of The Depository Trust Company ("DTC") in the United States, and Cedel Bank, societe anonyme and the Euroclear System in Europe, on or about ________, ___ (the "Closing Date").

                                   [         ]
                               -------------------

             THE DATE OF THIS PROSPECTUS SUPPLEMENT IS ________, ___

(cover continued from previous page)

        The aggregate Loan Balance of the Home Equity Loans as of the Statistical Calculation Date was $_______ (of which __% are first liens and the remainder are second liens). The Home Equity Loans were originated or purchased by Centex Credit Corporation d/b/a Centex Home Equity Corporation (the "Seller" and "Servicer").

        In addition to the Home Equity Loans as of the Cut-Off Date, additional Home Equity Loans will be purchased by the Trust from the Depositor on the Closing Date. All of the Home Equity Loans in the Trust as of the Closing Date (the "Initial Home Equity Loans") will have a Cut-Off Date of _____ __, __ and the Seller expects that the Initial Home Equity Loans will total at least $_______ as of the Closing Date (as defined below). The Home Equity Loans as of the Statistical Calculation Date consist of adjustable rate home equity loans and all of the additional Home Equity Loans to be delivered on the Closing Date and all of the Subsequent Home Equity Loans will be adjustable rate home equity loans. See "The Home Equity Loan Pool" herein.

        The Sale and Servicing Agreement provides that additional Home Equity Loans (the "Subsequent Home Equity Loans") may be purchased by the Issuer from the Depositor from time to time on or before ____ __, __ from funds on deposit in the Pre-Funding Account. On the Closing Date an aggregate cash amount of not more than $_______ (the "Pre-Funded Amount") will be deposited with the Indenture Trustee in the Pre-Funding Account to be used by the Issuer to acquire Subsequent Home Equity Loans.

        Payments of principal and interest will be made to the owners (the "Owners") of the Notes on the 25th day of each month (or, if such day is not a business day, the next following business day) beginning _____ __, ___ (each, a "Payment Date"). Interest will be paid on each Payment Date to the Owners of the Notes based on the Note Principal Balance (as defined herein) at the Note Rate subject to the limitations described herein.

        The Notes will constitute non-recourse obligations of the Issuer. The Seller will have limited obligations arising in respect of certain representations and warranties on the Home Equity Loans. The Servicer will have limited obligations that arise pursuant to certain representations and warranties and to its contractual servicing obligations under that certain agreement to be entered into among the Depositor, the Servicer, the Seller, the Indenture Trustee and the Issuer (the "Sale and Servicing Agreement"), including any obligation it may have to advance delinquent interest payments on the Home Equity Loans.

        The Notes will be unconditionally and irrevocably guaranteed as to timely payment of interest due to Owners and as to ultimate payment of the Note Principal Balance, in each case pursuant to the terms of the Note Insurance Policy issued by the Note Insurer. See "The Note Insurer" herein.

        The stated maturity for the Notes is the Payment Date occurring on _____ ___, __ (the "Final Payment Date").

        The yield to maturity on the Notes will be affected by, among other things, the rate of payment of principal (including by reason of prepayments, defaults and liquidations) of the Home Equity Loans and the timing and receipt of such payments as described herein and in the Prospectus. See "Risk Factors" in the Prospectus and "Prepayment and Yield Considerations" herein.

        The Notes are subject to optional redemption in full by the holder(s) of a majority of the Residual Interest at any time after the aggregate Loan Balance of the Home Equity Loans has declined to less than 10% of the sum of (x) the Original Aggregate Loan Balance and (y) the Pre-Funded Amount. In addition, the
Note Insurer will have rights, under the limited circumstances described in the Sale and Servicing Agreement, to acquire all of the Home Equity Loans from the Issuer and thereby effect a redemption of the Notes. See "Administration -- Redemption of the Notes" herein.

        It is a condition to the issuance of the Notes that they be rated "___" by _______________ and "____" by _______________.

        No election will be made to treat the Trust as a "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes.

        There is currently no secondary market for the Notes. The Underwriters intend to make a secondary market for the Notes, but have no obligation to do so. There can be no assurance that a secondary market for the Notes will develop or, if one does develop, that it will provide investors with a satisfactory level of liquidity or that it will continue.

                                -----------------

        UNTIL 90 DAYS AFTER THE DATE OF THIS PROSPECTUS SUPPLEMENT, ALL DEALERS EFFECTING TRANSACTIONS IN THE NOTES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO WHICH IT RELATES. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

        THE NOTES OFFERED BY THIS PROSPECTUS SUPPLEMENT WILL BE A SEPARATE SERIES OF ASSET BACKED NOTES BEING OFFERED BY THE DEPOSITOR PURSUANT TO ITS PROSPECTUS DATED _______ __, __ OF WHICH THIS PROSPECTUS SUPPLEMENT IS A PART AND WHICH ACCOMPANIES THIS PROSPECTUS SUPPLEMENT. THE PROSPECTUS CONTAINS IMPORTANT INFORMATION REGARDING THIS OFFERING WHICH IS NOT CONTAINED HEREIN, AND PROSPECTIVE INVESTORS ARE URGED TO READ THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT IN FULL.

        AS PROVIDED HEREIN UNDER "THE NOTE INSURER -- INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE," THE SELLER WILL PROVIDE WITHOUT CHARGE TO ANY PERSON TO WHOM THIS PROSPECTUS SUPPLEMENT IS DELIVERED, UPON ORAL OR WRITTEN REQUEST OF SUCH PERSON, A COPY OF ANY OR ALL FINANCIAL STATEMENTS INCORPORATED HEREIN BY REFERENCE. REQUESTS FOR SUCH COPIES SHOULD BE DIRECTED AS PROVIDED UNDER "THE
NOTE INSURER -- INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE" HEREIN.

                                ----------------

        To the extent statements contained herein do not relate to historical or current information, this Prospectus Supplement may be deemed to consist of forward looking statements that involve risks and uncertainties that may adversely affect the distributions to be made on, or the yield of, the Notes, which risks and uncertainties are discussed under "Risk Factors" and "Prepayment and Yield Considerations" herein. As a consequence, no assurance can be given as to the actual distributions on, or the yield of, the Notes.

                                  ------------

CERTAIN PERSONS PARTICIPATING IN THIS OFFERING MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN, OR OTHERWISE AFFECT THE PRICE OF THE NOTES OFFERED HEREBY, INCLUDING OVER-ALLOTMENT, STABILIZING TRANSACTIONS, SYNDICATE SHORT COVERING TRANSACTIONS AND PENALTY BIDS. FOR A DESCRIPTION OF THESE ACTIVITIES, SEE "UNDERWRITING" HEREIN.

                                SUMMARY OF TERMS

        This summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and the accompanying Prospectus. Reference is made to the "Index to Location of Principal Defined Terms" for the location of the definitions of certain capitalized terms.

SECURITIES OFFERED:            $_________ Adjustable Rate Home Equity Loan Asset
                               Backed Notes, Series 199_-_ (the "Notes"). The
                               Notes represent non-recourse obligations of the
                               Issuer. Proceeds of the assets in the Trust
                               Estate will be the sole source of payments on the
                               Notes.

NOTE ISSUER:                   Centex Home Equity Loan Owner Trust A (the
                               "Issuer" or the "Trust"), a Delaware business trust established by the Depositor pursuant to a trust agreement, dated as of ______ __, ___(the
                               "Trust Agreement"), between the Depositor and the Owner Trustee. The Issuer does not have, nor is it expected in the future to have, any significant assets, other than the assets included in the Trust Estate. See "The Issuer" herein.

DEPOSITOR:                     CHEC Asset Receivable Corpration (the
                               "Depositor"), a Nevada corporation.

SELLER AND SERVICER:           Centex Credit Corporation d/b/a Centex Home
                               Equity Corporation (the "Seller" and the
                               "Servicer"), a Florida corporation. The Seller's
                               and Servicer's principal executive offices are
                               located at 2727 N. Harwood Street, Dallas, Texas
                               75201.

INDENTURE TRUSTEE:             ___________________, as Indenture Trustee (the
                               "Indenture Trustee"). The Indenture Trustee shall
                               receive a fee (the "Indenture Trustee Fee") equal
                               to ______% per annum, payable monthly at
                               one-twelfth the annual rate of the aggregate
                               outstanding Loan Balance of the Home Equity
                               Loans.

OWNER TRUSTEE:                 ______________________, as owner trustee under
                               the Trust Agreement (the "Owner Trustee"). The
                               Owner Trustee shall receive a fee (the "Owner
                               Trustee Fee") as provided under the Trust
                               Agreement.

CUT-OFF DATES:                 With respect to (i) each Initial Home Equity
                               Loan, the opening of business on _____, ___ (the
                               "Cut-Off Date") and (ii) with respect to each
                               Subsequent Home Equity Loan, the later of (x) the
                               opening of business of the first day of the month
                               in which such Subsequent Home Equity Loan was
                               transferred to the Trust and (y) the date of
                               origination of any such Home Equity Loan which is
                               originated in the month of the related Subsequent
                               Transfer Date (the later of clauses (x) and (y)
                               being the "Subsequent Cut-Off Date"). Each
                               reference herein to either the "related Cut-Off
                               Date" or the "applicable Cut-Off Date" shall mean
                               either the "Cut-Off Date" and/or the "Subsequent
                               Cut-Off Date," as applicable.

STATISTICAL CALCULATION DATE:  As of the close of business on _____ __, __(the
                               "Statistical Calculation Date").

CLOSING DATE:                  On or about ______ __, ___.

DESCRIPTION OF THE NOTES:      The Notes represent non-recourse obligations of
                               the Issuer and will be issued pursuant to an
                               indenture to be dated as of ____ __, __(the
                               "Indenture"), entered into between the Issuer and
                               the Indenture Trustee. The assets included in the
                               trust estate created by the Indenture (the "Trust
                               Estate") will be the sole source of payments on
                               the Notes. The Notes will be issued in a single
                               class.

                               The assets of the Trust Estate will consist of
                               (i) a pool (the "Pool") of adjustable rate home equity loans (the "Home Equity Loans") secured by first or second lien mortgages or deeds of trust on one-to-four family residential properties, including units in condominiums, planned unit developments, townhouses and manufactured housing units (the "Properties"), and including any note or other instrument of indebtedness (each, a "Mortgage Note"); (ii) all payments in respect of principal and interest on the Home Equity Loans
                               (other than any principal or interest payments due thereon on or prior to the Cut-Off Date whether or not received); (iii) security interests in the Properties; (iv) the Issuer's rights under the Sale and Servicing Agreement;
                               (v) the Note Insurance Policy, (vi) amounts on deposit in the Certificate Account, Pre-Funding
                               Account and Capitalized Interest Account and
                               (vii) all of the proceeds of the foregoing.

                               On the Closing Date, the Pre-Funded Amount (as defined herein) will be deposited in a trust account held by the Indenture Trustee in the name of the Indenture Trustee for the benefit of the Owners of the Notes and the Note Insurer (the
                               "Pre-Funding Account"). It is intended that additional Home Equity Loans satisfying the criteria specified in the Sale and Servicing
                               Agreement (the "Subsequent Home Equity Loans") will be purchased by the Issuer from the Depositor from time to time on or before _____
                               __, ___ from funds on deposit in the Pre-Funding
                               Account. As a result, the aggregate principal balance of the Home Equity Loans will increase by an amount equal to the aggregate principal balance of the Subsequent Home Equity Loans so purchased and the amount in the Pre-Funding
                               Account will decrease proportionately.

                               As described below, on the Closing Date, cash will be deposited in the name of the Indenture
                               Trustee in the Capitalized Interest Account (as defined herein). Funds in the Capitalized
                               Interest Account will be applied by the Indenture
                               Trustee to cover shortfalls in interest during the Funding Period (as described herein under "Pre-Funding Account") on the Notes attributable to the provisions allowing for purchase of Subsequent Home Equity Loans after the Cut-Off
                               Date.

OTHER SECURITIES:              In addition to the Notes, pursuant to the Trust
                               AGREEMENT the Trust will issue a class of
                               securities (the "Residual Interest") which will
                               represent the residual interest in the Trust. The
                               Notes and the Residual Interest are herein
                               referred to as the "Securities." Only the Notes
                               are offered hereby.

DENOMINATIONS:                 The Notes are issuable in minimum denominations
                               of an original principal amount of $1,000 and
                               multiples of $1 in excess thereof.

THE HOME EQUITY Loans:         The Initial Home Equity Loans consist of _____
                               adjustable rate home equity loan and the notes
                               relating thereto. The Home Equity Loans that bear
                               interest at rates that adjust semi-annually based
                               on Six-Month LIBOR and the applicable gross
                               margin (subject to the limitations described
                               herein), with the initial rate adjustment date
                               being either six months after the date of
                               origination of the related Home Equity Loan
                               ("Six-Month Adjustable Rate Loans") or two years
                               after the date of origination of the related Home
                               Equity Loan ("2/28 Adjustable Rate Loans"). The
                               Initial Home Equity Loans are secured by first
                               and second lien mortgages or deeds of trust
                               primarily on one- to four-family residential
                               properties, located in __ states and the District
                               of Columbia. No Combined Loan-to-Value Ratio
                               relating to any Initial Home Equity Loan in the
                               Fixed Rate Group exceeded _____% as of the
                               Cut-Off Date. No Original Loan-to-Value Ratio
                               relating to any Initial Home Equity Loan in the
                               Adjustable Rate Group exceeded _____% as of the
                               Cut-Off-Date. None of the Initial Home Equity
                               Loans are insured by primary mortgage insurance
                               policies. On the Closing Date additional Home
                               Equity Loans will be added to the Trust in an
                               amount equal to approximately __% of the
                               aggregate initial Loan Balance presented herein
                               of the Home Equity Loans such that the amount
                               initially deposited into the Pre-Funding Account
                               does not exceed ___ % of the Maximum Collateral
                               Amount. All statistical information presented
                               herein relating to the Initial Home Equity Loans
                               does not include the additional Initial Home
                               Equity Loans to be added on the Closing Date. The
                               Seller does not expect that the characteristics
                               of the additional Home Equity Loans to be added
                               on the Closing Date to materially vary from the
                               aggregate characteristics of the Initial Home
                               Equity Loans described herein.

                               All of the Home Equity Loans in the Trust have been or will be originated by the Seller or an affiliate of the Seller. The Home Equity Loans are not guaranteed by the Depositor, the Seller, the Servicer, the Trustee or any of their affiliates.

                               As of the Cut-Off Date, the average Loan Balance of the Initial Home Equity Loans was $_______.
                               The minimum and maximum Loan Balances of the Initial Home Equity Loans as of the Cut-Off Date were $_______ and $_______, respectively. As of the Cut-Off Date, the weighted average Original
                               Loan-to-Value Ratio of the Initial Home Equity
                               Loans was approximately _______%; the weighted average remaining term to maturity of the Initial
                               Home Equity Loans was approximately _______ months; and the remaining terms to maturity of the Initial Home Equity Loans ranged from _______ months to _______ months. As of the Cut-Off Date, approximately _______% of the Initial Aggregate
                               Loan Balance of the Initial Home Equity Loans were secured by first mortgages. No Initial Home
                               Equity Loan in the Adjustable Rate Group will mature later than _______, ____. As of the Cut-Off Date, approximately _______% of the Initial Aggregate Loan Balance of the Initial
                               Home Equity Loans were Six-Month Adjustable Rate
                               Loans and _______% of the Initial Aggregate Loan
                               Balance of the Initial Home Equity Loans were
                               2/28 Adjustable Rate Loans. As of the Cut-Off
                               Date, the weighted average remaining period to the next interest rate adjustment date for the Six-Month Adjustable Rate Loans was approximately
                               __ months; the weighted average remaining period

                               to the next interest rate adjustment date for the 2/28 Adjustable Rate Loans was approximately ___ months; each Six-Month Adjustable Rate Loan will have an initial payment adjustment effective with the seventh monthly payment on such loan, an initial rate adjustment cap of _______%, a semi-annual interest rate adjustment cap of _______%, in each case, above the then current interest rate for such Six-Month Adjustable Rate
                               Loan and a lifetime interest rate adjustment cap of _______% above the initial interest rate of such loan; each 2/28 Adjustable Loan will have an initial payment adjustment effective with the 25th monthly payment on such loan, an initial interest rate adjustment cap of _______% and a semi-annual interest rate adjustment cap of ____%, in each case, above the then current interest rate for such 2/28 Adjustable Loan and a lifetime interest rate adjustment cap of _______% above the initial interest rate of such loan. The weighted average Coupon Rate of the Initial Home
                               Equity Loans was approximately _______% per annum. The Initial Home Equity Loans had a weighted average gross margin as of the Cut-Off
                               Date of approximately _______%. The gross margin for the Initial Home Equity Loans ranged from _______% to _______%. Coupon Rates borne by the Initial Home Equity Loans as of the Cut-Off Date ranged from _______% per annum to _______% per annum. As of the Cut-Off Date, the maximum rates at which interest may accrue on the Initial Home
                               Equity Loans (the "Maximum Rates") ranged from
                               _______% per annum to _______% per annum. The
                               Initial Home Equity Loans had a weighted average
                               Maximum Rate as of the Cut-Off Date of
                               approximately _______% per annum. As of the Cut-Off Date, the minimum rates at which interest may accrue on the Initial Home Equity Loans (the
                               "Minimum Rates") ranged from _______% per annum to _______% per annum. As of the Cut-Off Date, the weighted average Minimum Rate on the Initial
                               Home Equity Loans was approximately _______% per annum. See "The Home Equity Loan
                               Pools--Adjustable Rate Group" herein.

                               In addition to the Initial Home Equity Loans acquired by the Trust on the Closing Date, the Trust may acquire up to approximately $_______ aggregate Loan Balance in Subsequent Home Equity
                               Loans. The Subsequent Home Equity Loans, if available, will be originated by the Seller or an affiliate of the Seller and sold to the Depositor and then sold by the Depositor to the Trust. The
                               Subsequent Home Equity Loans, as well as all Home
                               Equity Loans, must conform to certain specified characteristics. See "--Pre-Funding Account" below.

FINAL PAYMENT DATE.            The Final Payment Date for the Notes is _____ __,
                               ___, although it is anticipated that the actual
                               final Payment Date for the Notes will occur
                               significantly earlier than the Final Payment
                               Date. See "Prepayment and Yield Considerations"
                               herein.

PAYMENTS--GENERAL:             On the 25th day of each month, or if such a day
                               is not a Business Day, then the next succeeding
                               Business Day, commencing ____ __, ___ (each such
                               day being a "Payment Date"), the Indenture
                               Trustee will be required, subject to the
                               availability of amounts therefor, pursuant to the
                               cash flow priorities hereinafter described, to
                               make payments on the Notes to the Owners thereof
                               of record as of the last Business Day preceding
                               such Payment Date (the "Record Date"). A
                               "Business Day" is any day other than a Saturday
                               or Sunday or a day on which banking

                               institutions in The City of New York, Dallas,
                               Texas, the city in which the corporate trust office of the Indenture Trustee is located or the city in which the Note Insurer is located are authorized or obligated by law or executive order to be closed.

INTEREST:                      On each Payment Date, the Notes will be entitled
                               to payments in respect of Current Interest .
                               "Current Interest" means, with respect to any
                               Payment Date the sum of (i) the aggregate amount
                               of interest accrued from and including the
                               preceding Payment Date (or from the Closing Date
                               in the case of the first Payment Date) to and
                               including the day prior to the current Payment
                               Date (the "Accrual Period") at the Note Rate on
                               the outstanding principal balance of the Notes
                               (the "Note Principal Balance"), (ii) any Interest
                               Carry Forward Amount and (iii) the Preference
                               Amount as it relates to interest previously paid
                               on such Note prior to such Payment Date (in
                               accordance with the Note Insurance Policy);
                               provided, however, that Current Interest will be
                               reduced by the amount of any shortfalls in
                               interest collections on Home Equity Loans
                               included in the Trust resulting from the
                               application of the Soldiers' and Sailors' Civil
                               Relief Act of 1940 ("Civil Relief Interest
                               Shortfalls"). All calculations of interest on the
                               Notes will be made on the basis of the actual
                               number of days elapsed in the related Accrual
                               Period and a year of 360 days.

                               The "Interest Carry Forward Amount" for any
                               Payment Date is the sum of (x) the amount, if any, by which (i) the Current Interest as of the immediately preceding Payment Date exceeded (ii) the amount of the actual payments of interest made on such immediately preceding Payment Date plus (y) 30 days' interest on the amount in clause (x) above, calculated at the Note Rate.

                               On each Payment Date, the "Note Rate" will be equal to the lesser of (x) the Formula Note Rate and (y) the Available Funds Cap.

                               The "Formula Note Rate" for any Payment Date will equal the lesser of (x)(i) with respect to any Payment Date which occurs on or prior to the Redemption Date (as defined herein), One-Month
                               LIBOR plus ___% per annum and (ii) with respect to any Payment Date thereafter, One-Month LIBOR plus ___% per annum, and (y) ___% per annum.

                               The "Available Funds Cap" for any Payment Date will equal the weighted average of the Coupon
                               Rates on the Home Equity Loans, less (i) prior to the Payment Date in _______ ____, ___% per annum, and (ii) on or after the Payment Date in _______
                               ___, ____% per annum.

                               If, on any Payment Date, the Available Funds Cap limits the Note Rate (i.e., the rate as determined by the Available Funds Cap is less than the Formula Note Rate), the amount of any such shortfall will be carried forward and be due and payable on future Payment Dates and shall accrue interest at the Formula Note Rate, until paid (such shortfall, together with such accrued interest, the "Available Funds Cap Carry Forward
                               Amount"). The Note Insurance Policy does not cover the Available Funds Cap Carry Forward
                               Amount; the payment of such amount may be funded only from (i) any excess interest resulting from the Available Funds Cap being in excess of the Formula Note Rate on future Payment Dates and
                               (ii) any Net Monthly Excess Cashflow

                               which would otherwise be paid to the Servicer or the Indenture Trustee on account of certain reimbursable amounts described in the Sale and Servicing Agreement, or to the Owners of the Residual Interests.

                               The "Redemption Date" is the first Monthly
                               Remittance Date on which the aggregate Loan
                               Balance of the Home Equity Loans has declined to less than 10% of the sum of (x) the aggregate
                               Loan Balance of the Initial Home Equity Loans as of the Cut-Off Date (the "Original Aggregate Loan
                               Balance") plus (y) the original Pre-Funded Amount
                               (such sum, the "Maximum Collateral Amount").

PRINCIPAL:                     On each Payment Date, payments in reduction of
                               the Note Principal Balance will be made in the
                               amounts described herein. The "Principal Payment
                               Amount" for each Payment Date shall be the lesser
                               of:

                               (a) the Total Available Funds (as defined herein) plus any Insured Payment minus the Current
                               Interest and the Trust Fees and Expenses for such Payment Date; and

                               (b) the excess, if any, of

                                   (i) the sum of (without duplication):

                                        (A) the Preference Amount with respect
                                        to principal owed to each Owner of a
                                        Note that remains unpaid as of such
                                        Payment Date;

                                        (B) the principal portion of all
                                        scheduled monthly payments on the Home
                                        Equity Loans due on or prior to the
                                        related Due Date thereof, to the extent
                                        actually received by the Servicer during the related Remittance Period and any Prepayments made by the Mortgagors and actually received by the Servicer during the related Remittance Period;

                                        (C) the balance of each Home Equity Loan
                                        (the "Loan Balance") that was
                                        repurchased by the Seller or purchased
                                        by the Servicer on or prior to the
                                        related Monthly Remittance Date, to the
                                        extent such Loan Balance is actually
                                        received by the Servicer during the
                                        related Remittance Period;

                                        (D) any Substitution Amounts (i.e., the
                                        excess, if any, of the Loan Balance of a Home Equity Loan being replaced over the outstanding principal balance of a replacement Home Equity Loan plus accrued and unpaid interest) delivered by the Seller on the related Monthly
                                        Remittance Date in connection with a
                                        substitution of a Home Equity Loan (to
                                        the extent such Substitution Amounts
                                        relate to principal), to the extent such Substitution Amounts are actually received by the Servicer on the related
                                        Remittance Date;

                                        (E) all Net Liquidation Proceeds
                                        actually collected by the Servicer with
                                        respect to the Home Equity Loans during
                                        the related Remittance Period (to the
                                        extent such Net Liquidation Proceeds
                                        relate to principal);

                                        (F) the amount of any
                                        Overcollateralization Deficit for such
                                        Payment Date;

                                        (G) the principal portion of the
                                        proceeds received by the Indenture
                                        Trustee upon termination of the Trust
                                        Estate (to the extent such proceeds
                                        relate to principal);

                                        (H) on the Payment Date immediately
                                        following the end of the Funding Period, all amounts remaining on deposit in the Pre-Funding Account to the extent not used to purchase Subsequent Home Equity
                                        Loans during the Funding Period; and

                                        (I) the amount of any
                                        Overcollateralization Increase Amount
                                        for such Payment Date to the extent of
                                        any Net Monthly Excess Cashflow
                                        available for such purpose;

                                                     over

                                 (ii)   the amount of any Overcollateralization
                                        Reduction Amount for such Payment Date.

                               The "Remittance Period" with respect to any Monthly Remittance Date is the period from the second day of the month immediately preceding such Monthly Remittance Date to the first day of the month in which such Monthly Remittance Date occurs. A "Monthly Remittance Date" is any date on which funds on deposit in the Principal and Interest Account are remitted to the Note
                               Account, which is the 18th day of each month, or if such day is not a Business Day, the next preceding Business Day, commencing in _____ ___.

                               The "Preference Amount" is any amount (other than amounts in respect of the Available Funds Cap
                               Carry Forward Amount) previously distributed to an Owner on a Note that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United
                               States Bankruptcy Code (Title 11 of the United
                               States Code), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

                               The "Premium Amount" is the amount payable to the
                               Note Insurer as premium for the Note Insurance
                               Policy.

MONTHLY SERVICING FEE:         As to each Home Equity Loan, the Servicer will
                               retain a fee (the "Servicing Fee") equal to 0.50%
                               per annum, payable monthly at one-twelfth of such
                               annual rate of the then outstanding principal
                               balance of such Home Equity Loan serviced as of
                               the first day of each Remittance Period,
                               provided, however, that if a successor Servicer
                               is appointed in

                               accordance with the Pooling and Servicing
                               Agreement, the Servicing Fee shall be such amount as agreed upon by the Trustee, the Note Insurer, and the successor Servicer but in no event in an amount greater than the amount paid to the predecessor Servicer. The Servicer will also be able to retain late fees, prepayment charges, assumption fees, release fees, bad check charges and any other servicing related fees.

CREDIT ENHANCEMENT:            The credit enhancement provided for the benefit
                               of the Notes consists of (x) the
                               overcollateralization which utilizes the excess
                               interest created by the internal cash flows of
                               the Pool and (y) the Note Insurance Policy.

                               Overcollateralization. The required application of the cash flow from the Pool results in a limited acceleration of the Notes relative to the amortization of the Home Equity Loans in the early months of the transaction. The accelerated amortization is achieved by the application of certain excess interest to the payment in reduction of the Note Principal Balance. This acceleration feature creates overcollateralization (i.e., the excess of the aggregate outstanding Loan Balance of the Home
                               Equity Loans over the Note Principal Balance).
                               Once the required level of overcollateralization is reached, and subject to the provisions described in the next paragraph, the acceleration feature will cease unless necessary to maintain the required level of overcollateralization.

                               The Sale and Servicing Agreement provides that, subject to certain floors, caps and triggers, the required level of overcollateralization may increase or decrease over time. An increase would result in a temporary period of accelerated amortization of the Notes to increase the actual level of overcollateralization to its required level; a decrease would result in a temporary period of decelerated amortization to reduce the actual level of overcollateralization to its required level. See "Prepayment and Yield
                               Considerations", "Credit Enhancement --
                               Overcollateralization Provisions" herein and
                               "Credit Enhancement" in the Prospectus.

                               Financial Guaranty Note Insurance Policy.
                               ___________ (the "Note Insurer"), will issue a financial guaranty note insurance policy (the
                               "Note Insurance Policy") with respect to the Notes.

                               Pursuant to the provisions of the Note Insurance
                               Policy, the Note Insurer will irrevocably and unconditionally guarantee certain payments to the Indenture Trustee for the benefit of the Owners of the Notes. The amount of the actual payment, if any, made by the Note Insurer to the Indenture
                               Trustee for the benefit of the Owners of the Notes under the Note Insurance Policy on each Payment Date (the "Insured Payment") is the excess, if any, of (i) the sum of (a) the Current
                               Interest, (b) the Overcollateralization Deficit and (c) the Preference Amount (without duplication) over (ii) the Total Available Funds
                               (after any deduction for the Trust Fees and Expenses) and after taking into account the portion of the Principal Payment Amount to be actually distributed on such Payment Date
                               (without regard to any Insured Payment to be made with respect to such Payment Date). The Note
                               Insurance Policy does not insure the payment of Available Funds Cap Carry Forward Amounts.

                               Insured Payments do not cover Realized Losses except to the extent that an Overcollateralization Deficit exists. Insured
                               Payments do not cover the Servicer's failure to make Delinquency Advances pursuant to the Sale and Servicing Agreement, except to the extent that an Overcollateralization Deficit would otherwise result therefrom. Nevertheless, the effect of the Note Insurance Policy is to guaranty the timely payment of interest on, and the ultimate payment of the principal amount of, the Notes.

                               The Note Insurance Policy is noncancellable for any reason.

                               Unless a Note Insurer Default exists, the Note
                               Insurer shall have the right to exercise certain rights of the Owners of the Notes, as specified in the Indenture, without any consent of such Owners; and such Owners may exercise such rights only with the prior written consent of the Note
                               Insurer, except as provided in the Indenture. In addition, to the extent of unreimbursed payments under the Note Insurance Policy, the Note Insurer will be subrogated to the rights of the Owners of the Notes on which such Insured Payments were made. In connection with each Insured Payment on a Note, the Indenture Trustee, as attorney-in-fact for the Owner thereof, will be required to assign to the Note Insurer the rights of such Owner with respect to the Note to the extent of such Insured Payment. "Note Insurer
                               Default" is defined under the Sale and Servicing
                               Agreement as the existence and continuance of (x) the failure by the Note Insurer to make a required payment under the Note Insurance Policy or (y) the bankruptcy or insolvency of the Note
                               Insurer.

                               The "Trust Fees and Expenses" are the Premium
                               Amount, the Indenture Trustee Fee and any Trustee
                               Reimbursable Expenses (each as defined herein).

PRE-FUNDING ACCOUNT:           On the Closing Date, an aggregate cash amount
                               (the "Pre-Funded Amount") of no more than $______
                               will be deposited in the Pre-Funding Account.
                               During the period (the "Funding Period") from the
                               Closing Date until the earliest to occur of (i)
                               the date on which the Pre-Funded Amount is
                               reduced to $_____ or less, (ii) the occurrence of
                               a "Servicer Termination Event" (as defined in the
                               Sale and Servicing Agreement) or an "Event of
                               Default" (as defined herein) or (iii) ______ __,
                               ___, the Pre-Funded Amount will be maintained in
                               the Pre-Funding Account. The Pre-Funded Amount
                               will be reduced during the Funding Period by the
                               amount thereof used to purchase Subsequent Home
                               Equity Loans in accordance with the Sale and
                               Servicing Agreement. Subsequent Home Equity Loans
                               purchased on any date (each, a "Subsequent
                               Transfer Date") must satisfy the criteria set
                               forth in the Sale and Servicing Agreement. See
                               "The Home Equity Loan Pool -- Conveyance of
                               Subsequent Home Equity Loans" herein. Any
                               Pre-Funded Amount remaining at the end of the
                               Funding Period will be distributed to the Owners
                               of the Notes on the Payment Date immediately
                               following the end of the Funding Period, thus
                               resulting in a partial principal prepayment of
                               the Notes as specified herein under "Description
                               of the Notes-- Payments." All interest and other
                               investment earnings on amounts on deposit in the
                               Pre-Funding Account will be deposited in the
                               Capitalized Interest Account.

CAPITALIZED INTEREST

ACCOUNT:                       On the Closing Date, cash in an amount
                               satisfactory to the Note Insurer will be deposited in a trust account (the "Capitalized
                               Interest Account") in the name of, and maintained by, the Indenture Trustee in trust for the Owners of the Notes. The amount on deposit in the Capitalized Interest Account, including reinvestment income thereon, will be used by the Indenture Trustee on each Payment Date during and immediately after the Funding Period to fund the excess, if any, of (i) the amount of interest accruing on the outstanding Pre-Funded Amount at a rate equal to the Note Rate over (ii) the amount of any reinvestment income on monies on deposit in the Pre-Funding Account. Such amounts on deposit will be so applied by the Indenture
                               Trustee on the Payment Dates during and
                               immediately after the Funding Period to fund any such excess. Any amounts remaining in the Capitalized Interest Account not needed for such purpose will be paid to the Seller or its designee at the end of the Funding Period.

MANDATORY PREPAYMENT OF
  NOTES: It is intended that the principal amount of Subsequent Home Equity Loans sold to the Issuer will require application of substantially all of the original Pre-Funded Amount and it is not intended that there will be any material amount of principal prepaid to the Owners of the Notes from the Pre-Funding Account. In the event that the Depositor is unable to sell Subsequent Home
                               Equity Loans to the Issuer during the Funding
                               Period in an amount equal to the Pre-Funded
                               Amount, principal prepayments to Owners of the Notes will occur on the Payment Date immediately following the end of the Funding Period in an amount equal to the Pre-Funded Amount remaining at the end of the Funding Period.

BOOK ENTRY REGISTRATION OF
THE NOTES:                     The Note will initially be issued in book-entry
                               form. Persons acquiring beneficial ownership
                               interests in the Notes ("Noteowners") may elect
                               to hold their interests through The Depository
                               Trust Company ("DTC") in the United States, or
                               Cedel Bank, societe anonyme ("Cedel") or the
                               Euroclear System ("Euroclear") in Europe.
                               Transfers within DTC, Cedel or Euroclear, as the
                               case may be, will be in accordance with the usual
                               rules and operating procedures thereof. So long
                               as the Notes are Book-Entry Notes (as defined
                               herein), such Notes will be evidenced by one or
                               more Notes registered in the name of Cede & Co.
                               ("Cede"), as the nominee of DTC. The Notes will
                               initially be registered in the name of Cede. The
                               interests of the Owners of the Notes will be
                               represented by book-entries on the records of DTC
                               and participating members thereof. No Noteowner
                               will be entitled to receive a definitive note
                               representing such person's interest, except in
                               the event that Definitive Notes (as defined
                               herein) are issued under the limited
                               circumstances described herein. All references in
                               this Prospectus Supplement to any Notes reflect
                               the rights of Noteowners only as such rights may
                               be exercised through DTC and its participating
                               organizations for so long as the Notes are held
                               by DTC. See "Description of the Notes--Book-Entry
                               Registration of the Notes" herein, Annex A hereof
                               entitled "Global Clearance, Settlement and Tax
                               Documentation Procedures" and "Description of the
                               Securities--Book-Entry Securities" in the
                               Prospectus.

OPTIONAL REDEMPTION - CLEAN-UP
CALL: The holders of Residual Interests exceeding in the aggregate a 50% percentage interest (the
                               "Majority Residualholders") may, at their option, effect an early redemption of the Notes and terminate the Trust on any Payment Date on or after the Redemption Date by purchasing all of the Home Equity Loans at a price equal to or greater than the Redemption Price (as defined under "Administration--Redemption of Notes" herein). The proceeds from any such purchase of the Home Equity Loans will be used by the Issuer to redeem the Notes and terminate the Indenture.
                               In addition, the Note Insurer will have rights, under the limited circumstances described in the Sale and Servicing Agreement, to acquire all of the Home Equity Loans from the Issuer and thereby effect a redemption of the Notes and terminate the Indenture. The purchase price for such Home
                               Equity Loans shall not be less than the aggregate outstanding principal balance of such Home Equity
                               Loan plus one-month's interest thereon. See
                               "Administration -- Redemption of the Notes" herein.

RATINGS: It is a condition of issuance of the Notes that they be rated "___" by _______________ and "___"
                               by _________. ________________ and _____________
                               are referred to herein collectively as the "Rating Agencies". The ratings issued by the Rating Agencies on the payment of principal and interest on the Notes do not cover the payment of any Available Funds Cap Carry Forward Amounts. A security rating is not a recommendation to buy, sell or hold securities, and may be subject to revision or withdrawal at any time by the assigning entity. No Rating Agency is obligated to maintain any rating on the Notes and, accordingly, there can be no assurance that the rating assigned to Notes upon initial issuance thereof will not be lowered or withdrawn at any time thereafter. See "Ratings" herein.

FEDERAL TAX ASPECTS:           No election will be made to treat the Trust
                               Estate or any portion thereof as a "real estate
                               mortgage investment conduit" (a "REMIC") for
                               federal income tax purposes.

                               Upon the issuance of the Notes, Stroock & Stroock
                               & Lavan LLP, counsel to the Seller and the Depositor, will deliver its opinion that the Notes will be treated as debt obligations and not as representing an ownership interest in the Trust Estate or an equity interest in the Issuer, the Depositor or the Seller. In addition, for federal income tax purposes, the Issuer will not be (i) classified as an association taxable as a corporation, (ii) a taxable mortgage pool as defined in Section 7701(i) of the Code, or (iii) a "publicly traded partnership" as defined in Treasury Regulation Section 1.7704-1. An Owner of a Note, by its acceptance of a Note, will be deemed to have agreed to treat the Note as indebtedness. An Owner will not be required to report income with respect to the Note under an accrual method unless the Owner otherwise uses the accrual method or purchases a Note which has original issue discount. Counsel to the Seller and the Depositor will also render an opinion to the extent that the discussion under "--Federal
                               Tax Aspects" and under "Certain Federal Income
                               Tax Consequences" constitutes matters of Federal law or legal conclusions, such discussions are true and correct in all material respects.

                               The Notes will not represent "real estate assets" for purposes of Section 856(c)(5)(A) of the Internal Revenue Code of 1986, as amended (the
                               "Code"), or "[l]oans . . . principally secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code.

                               Investors are advised to consult their tax advisors and to review "Federal Income Tax
                               Consequences" herein and in the Prospectus.

ERISA CONSIDERATIONS:          Subject to the considerations discussed under
                               "ERISA Considerations" herein and in the
                               Prospectus, the Notes may be purchased by
                               employee benefit plans that are subject to the
                               Employee Retirement Income Security Act of 1974,
                               as amended ("ERISA"). See "ERISA Considerations"
                               herein and in the Prospectus.
LEGAL INVESTMENT
CONSIDERATIONS:                The Notes will not constitute "mortgage related
                               securities" for purposes of the Secondary
                               Mortgage Market Enhancement Act of 1984
                               ("SMMEA"). Accordingly, many institutions with
                               legal authority to invest in comparably rated
                               securities based on qualifying first lien
                               mortgage loans may not be legally authorized to
                               invest in the Notes.

                                  RISK FACTORS

        Prospective investors in the Notes should consider, among other things, the following risk factors (as well as the factors set forth under "Risk Factors" in the Prospectus) in connection with the purchase of the Notes.

        Limited Liquidity. There is currently no secondary market for the Notes. The Underwriter currently intends to make a market in the Notes, but it is under no obligation to do so. There can be no assurance that a secondary market will develop or, if a secondary market does develop, that it will provide the holders of the Notes with liquidity of investment or that it will continue for the life of the Notes.

        Limited Operating History. The Seller began originating home equity loans in 1994. Prior to October 1997, the Seller sold substantially all of its home equity loans in whole loan transactions on a servicing released basis and consequently, the Servicer does not have any significant historical loss and delinquency data relating to its home equity loan portfolio that may be referred to for purposes of estimating the future delinquency and loss experience of home equity loans similar to the Home Equity Loans being sold to the Trust.

        Servicing Risk. The servicing of home equity loans of the type originated by the Seller (as compared to the servicing of conforming mortgage loans) requires special skill and diligence, which includes generally more attention to each account, earlier and more frequent contact with borrowers in default and commencing the foreclosure process at an earlier stage of default. The Servicer has limited experience servicing home equity loans. Under the terms of the Pooling and Servicing Agreement, the Servicer will be responsible for the servicing of all the Home Equity Loans and will directly service all of the Home Equity Loans. Any failure of the Servicer to adequately service the Home Equity Loans may result in a higher default rate which may result in accelerated prepayments on the Notes. For a description of the servicing process see "The Seller and Servicer" in the Prospectus.

        The Subsequent Home Equity Loans and the Pre-Funding Account. Any conveyance of Subsequent Home Equity Loans is subject to the following conditions, among others: (i) each such Subsequent Home Equity Loan must satisfy the representations and warranties specified in the agreement pursuant to which such Subsequent Home Equity Loans are transferred from the Seller to the Depositor and from the Depositor to the Trust (each a "Subsequent Transfer Agreement") and in the Sale and Servicing Agreement; (ii) the Seller will not select such Subsequent Home Equity Loans in a manner that it believes is adverse to the interests of the Noteholders or the Note Insurer; (iii) the Seller will deliver or cause to be delivered certain opinions of counsel with respect to the validity of the conveyance of such Subsequent Home Equity Loans; and (iv) as of each Subsequent Cut-Off Date applicable thereto, the Home Equity Loans, including the Subsequent Home Equity Loans to be conveyed by the Depositor to the Trust as of such Cut-Off Date, will satisfy the criteria described herein under "The Home Equity Loan Pools--Conveyance of Subsequent Home Equity Loans" herein.

        To the extent that amounts on deposit in the Pre-Funding Account have not been fully applied to the purchase of Subsequent Home Equity Loans by the Trust Estate by the end of the Funding Period, the Owners of the Notes entitled to receive principal on the related Payment Date will receive a prepayment of principal in an amount equal to the Pre-Funded Amount and remaining in the Pre-Funding Account on the _____ ___ Payment Date. Although no assurances can be given, the Seller has advised the Depositor that it expects that the principal amount of Subsequent Home Equity Loans sold to the Depositor for sale to the Trust will require the application of substantially all amounts on deposit in the Pre-Funding Account and that there will be no material principal prepayment to the Holders of the Notes from the Pre-Funding Account.

        Each Subsequent Home Equity Loan must satisfy the eligibility criteria referred to above at the time of its addition. Following the transfer of Subsequent Home Equity Loans to the Trust, the aggregate characteristics of the Home Equity Loans will not vary materially from those of the Initial Home Equity Loans. See "The Home Equity Loan Pools--Conveyance of Subsequent Home Equity Loans" herein.

        Risk of Home Equity Loan Coupon Rates Reducing the Note Rate. The calculation of the "Note Rate" is based upon (i) the value of an index (One-Month LIBOR) which is different from the value of the index applicable to the Home Equity Loans as described under "The Home Equity Loan Pools " and (ii) the weighted average of the

Coupon Rates of the Home Equity Loans, which are subject to periodic adjustment caps, maximum rate caps and minimum rate floors. The Home Equity Loans adjust semi-annually based upon the London interbank offered rate for six-month United States dollar deposits ("Six-Month LIBOR"). ____% of the Initial Home Equity Loans by Loan Balance as of the Cut-Off Date are 2/28 Adjustable Rate Loans and such loans first adjust two years from the date of origination. The Pass-Through Rate on the Notes adjusts monthly based upon One-Month LIBOR as described under "Description of the Notes--Calculation of One-Month LIBOR" herein, subject to the Available Funds Cap. Consequently, the interest which becomes due on the Home Equity Loans (net of the Servicing Fee and the Trust Fees and Expenses during any Remittance Period may not equal the amount of interest that would accrue at One-Month LIBOR plus the margin on the Notes during the related Accrual Period. In particular, the Note Rate adjusts monthly, while the interest rates of the Home Equity Loans adjust less frequently with the result that the Funds Cap may limit increases in the Note Rate for extended periods in a rising interest rate environment. In addition, One-Month LIBOR and Six-Month LIBOR may respond to different economic and market factors, and there is not necessarily a correlation among them. Thus, it is possible, for example, that One-Month LIBOR may rise during periods in which Six-Month LIBOR is stable or is falling or that, even if each of One-Month LIBOR and Six-Month LIBOR rise during the same period, One-Month LIBOR may rise more rapidly than Six-Month LIBOR. Furthermore, if the Available Funds Cap determines the Note Rate for a Payment Date, the amount of Current Interest otherwise payable to the Noteholders will be reduced and the value of the Notes will be temporarily or permanently reduced. Any Available Funds Cap Carry Forward Amounts payable to the Owners of the Notes as a result of the Available Funds Cap will be payable on a subordinated basis to the extent of funds available therefor and are not covered by the Note Insurance Policy.

        Sensitivity to Prepayments. Approximately ____% by Loan Balance of the Initial Home Equity Loans may be prepaid by the related Mortgagors in whole or in part, at any time without payment of any prepayment fee or penalty. In addition, a substantial portion of the Initial Home Equity Loans contain due-on-sale provisions which, to the extent enforced by the Servicer, will result in prepayment of such Home Equity Loans. See "Prepayment and Yield Considerations" herein and "Certain Legal Aspects of the Home Equity Loans--Enforceability of Prepayment and Late Payment Fees" in the Prospectus. The rate of prepayments on home equity loans is sensitive to prevailing interest rates. Adjustable rate Home Equity Loans may be subject to a greater rate of principal prepayments in a low interest rate environment. For example, if prevailing interest rates were to fall, Mortgagors with adjustable rate Home Equity Loans may be inclined to refinance such Home Equity Loans with a fixed rate loan to "lock in" a lower interest rate. The existence of the applicable periodic rate cap, Maximum Rate and Minimum Rate also may affect the likelihood of prepayments resulting from refinancings. In addition, the prepayment, delinquency and loss experience on adjustable rate Home Equity Loans may differ from that on the fixed rate Home Equity Loans because the amount of the monthly payments on adjustable rate Home Equity Loans are subject to adjustment on each rate adjustment date. Any change in the rate of amortization of the Notes may affect the yield and weighted average life of the Notes.

        In addition, repurchases or purchases from the Trust of Home Equity Loans required or permitted to be made by the Seller and the Servicer under the Sale and Servicing Agreement and any distributions to Note holders of any Pre-Funded Amount on deposit in the Pre-Funding Account at the end of the Funding Period will have the same effect on the holders of the Notes as a prepayment of the Home Equity Loans.

        The average life of the Notes, and, if purchased at a price other than par, the yields realized by Owners of the Note, will be sensitive to levels of payment (including prepayments (the "Prepayments"), liquidations, repurchases and purchases relating to the Home Equity Loans) on the Home Equity Loans. In general, the yield on the Notes that is purchased at a premium from the outstanding principal amount thereof will be adversely affected by a higher than anticipated level of Prepayments, liquidations, repurchases and purchases of the Home Equity Loans and enhanced by a lower than anticipated level. Conversely, the yield on the Notes that is purchased at a discount from the outstanding principal amount thereof will be enhanced by a higher than anticipated level of Prepayments, liquidations, repurchases and purchases and adversely affected by a lower than anticipated level. See "Prepayment and Yield Considerations" herein.

        Prepayments, liquidations, repurchases and purchases of the Home Equity Loans will result in distributions to Noteholders of principal amounts that would otherwise be distributed over the remaining terms of the Home Equity Loans. The extent to which the yield to maturity of the Notes may vary from the anticipated yield will depend upon the degree to which it is purchased at a premium or discount and the degree to which the timing of payment thereon is sensitive to Prepayments, liquidations, repurchases and purchases of Home Equity Loans. In the case of any Note purchased at a discount, an investor should consider the risk that a slower than anticipated rate of principal payments on the Home Equity Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Note purchased at a premium, the risk that a faster than anticipated rate of Prepayments, liquidations, repurchases and purchases could result in an actual yield to such investor that is lower than the anticipated yield. Further, there can be no assurance that Note holders will be able to reinvest distributions in respect of prepayments, liquidations, repurchases and purchases of the Home Equity Loans in securities or other instruments that have a yield comparable to that of the Notes.

        Nature of Collateral; Junior Liens. An overall decline in the residential real estate market, the general condition of a Property, or other factors, could adversely affect the values of the Properties such that the outstanding balances of the Home Equity Loans, together with any senior liens on the Properties, equal or exceed the value of the Properties. A decline in the value of a Property on which the Trust has a second lien mortgage would affect the interest of the Trust in the Property before having any effect on the interest of the related first mortgagee, and could cause the Trust's interest in the Property to be extinguished. If such a decline occurs, the actual rates of delinquencies, foreclosures and losses on the Home Equity Loans could be higher than those currently experienced in the mortgage lending industry in general. In addition, adverse economic conditions (which may or may not affect real property values) may affect the timely payment by borrowers of scheduled payments of principal and interest on the Home Equity Loans and, accordingly, the actual rates of delinquencies, foreclosures and losses with respect to the Trust and if the Note Insurer is unable to meet its obligations under the Note Insurance Policy, then Note holders may incur a loss.

        Risk Associated with the Note Insurer. If the protection afforded by overcollateralization is insufficient and if, upon the occurrence of an overcollateralizstion deficit, the Insurer is unable to meet its obligations under the related Insurance Policy, then the Owners of the Notes could experience a loss on their investment.

        Limited Nature of Ratings. It is a condition to the issuance of the Notes that the Notes be rated ______ by ________ and ________ by _______________. See "Summary of Terms--Ratings" herein. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. No person is obligated to maintain the rating on any Note, and, accordingly, there can be no assurance that the ratings assigned to any Notes will not be lowered or withdrawn by a Rating Agency at any time thereafter. In the event any rating is revised or withdrawn, the liquidity of the related Notes may be adversely affected. The rating of the Notes will depend primarily on the creditworthiness of the Note Insurer. Any reduction in the rating assigned to the claims-paying ability of the Note Insurer below the rating initially given to the Notes would likely result in a reduction in the rating of the Notes. The Ratings Agencies do not evaluate, and the ratings of the Notes do not address, the likelihood of payment of the any Available Funds Cap Carry Forward Amounts. See "Ratings" herein.

                            THE HOME EQUITY LOAN POOL

GENERAL

        The statistical information presented in this Prospectus Supplement concerning the pool of Home Equity Loans is based on the pool of Initial Home Equity Loans as of the Cut-Off Date. Subsequent Home Equity Loans are intended to be purchased by the Trust from the Depositor from time to time on or before the Monthly Remittance Date in ______ __, ___ from funds on deposit in the Pre-Funding Account. The Initial Home Equity Loans and the Subsequent Home Equity Loans are referred to collectively as the Home Equity Loans. The Subsequent Home Equity Loans to be purchased by the Trust will be sold by the Seller to the Depositor and then by the Depositor to the Trust.

        This subsection describes generally certain characteristics of the Home Equity Loans. Unless otherwise noted, all statistical percentages in this Prospectus Supplement are measured by Loan Balance of the Initial Home Equity Loans as of the Cut-Off Date.

        Each Home Equity Loan in the Trust will bear interest at adjustable rates. The Notes will be secured by the Home Equity Loans and the payments on the Notes will be based primarily on amounts available for distribution in respect of the Home Equity Loans.

        The Initial Home Equity Loans to be transferred by the Seller to the Depositor and from the Depositor to the Trust on the Closing Date will consist of ____ home equity loans, of which _____ are fixed rate home equity loans and _____ are adjustable rate home equity loans, evidenced by promissory notes (the "Notes") secured by first and second lien deeds of trust, security deeds or mortgages, which are located in _____ states and the District of Columbia. The aggregate outstanding Loan Balance of the Initial Home Equity Loans in the Fixed Rate Group as of the Cut-Off Date is $_____ or _____% of the Initial Aggregate Loan Balance of the Initial Home Equity Loans; the aggregate outstanding Loan Balance of the Initial Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date is $_____ or _____% of the Initial Aggregate Loan Balance of the Initial Home Equity Loans. The Properties securing the Home Equity Loans consist primarily of one- to four-family residential properties and manufactured housing treated as real property under applicable state law. The Properties may be owner-occupied and non-owner occupied investment properties (which includes second and vacation homes). All of the Initial Home Equity Loans were originated no earlier than _____. Initial Home Equity Loans aggregating _____% of the Initial Aggregate Loan Balance of the Initial Home Equity Loans in the Fixed Rate Group were secured by first liens on related properties and the remaining _____% of the Initial Aggregate Loan Balance of Initial Home Equity Loans in the Fixed Rate Group are secured by second liens on related properties. No Combined Loan-to-Value Ratio relating to any Initial Home Equity Loan in the Fixed Rate Group exceeded ___% as of the Cut-Off Date. All of the Initial Aggregate Loan Balance of the Initial Home Equity Loans in the Adjustable Rate Group are secured by first liens on the related properties. No Original Loan-to-Value Ratio relating to any Initial Home Equity Loan in the Adjustable Rate Group exceeded _____ % as of the Cut-Off Date. No State has a geographic concentration of Home Equity Loans in excess of ___%. None of the Initial Home Equity Loans are insured by pool mortgage insurance policies or primary mortgage insurance policies.

        On the Closing Date additional Home Equity Loans will be added to the Trust in an amount not to exceed approximately _____ % of the aggregate initial Loan Balance presented herein of the Initial Home Equity Loans such that the amount initially deposited into the Pre- Funding Account does not exceed _____ % of the Maximum Collateral Amount. All statistical information presented herein relating to the Initial Home Equity Loans does not include the additional Home Equity Loans to be added on the Closing Date. No statistical or numerical characteristic of the Home Equity Loan pool, as of the Cut-Off Date, as described in this Prospectus Supplement or the Prospectus will deviate by more than 5% from such statistical or numerical characteristic of the Home Equity Loan pool as of the Closing Date. The Seller does not expect that the characteristics of the additional Home Equity Loans to be added on the Closing Date to materially vary from the characteristics of the Initial Home Equity Loans described herein.

        All of the Home Equity Loans in the Trust have been or will be originated by the Seller or an affiliate of the Seller.

        As of the Closing Date, no more than 20% of the Home Equity Loans, by Initial Aggregate Loan Balance, that are included in the Trust will be 30 or more days delinquent and no more than 5% of the Home Equity Loans, by Initial Aggregate Loan Balance, that are included in the Trust will be 60 or more days delinquent.

        The "Original Loan-to-Value Ratios" and "Combined Loan-to-Value Ratios" shown below were calculated based upon the lesser of the appraised values of the Properties at the time of origination (the "Appraised Values") or the sales price of such Property if such Property was sold within 12 months of the time of loan origination. In a limited number of circumstances, and within the Seller's underwriting guidelines, the Seller discounts the Appraised Value of Properties (when calculating maximum Loan-to-Value Ratios) where the Properties are unique, have a high value or where the comparables are not within FNMA guidelines. The purpose for making these reductions is to value the Properties more conservatively than would otherwise be the case if the appraisal were accepted as written. The "Combined Loan-to-Value Ratio" of a Home Equity Loan is the ratio, expressed as a percentage, equal to the sum of any outstanding senior lien mortgage balance plus the original balance of the Home Equity Loan divided by the lesser of the Appraised Value or the sales price of such Property if such Property was sold within 12 months of the time of loan origination. In the instance where more than one appraisal was performed on the subject property, the lesser of the two values was used to determine the Original Loan-to-Value Ratio and the Combined Loan-to-Value Ratio.

        No assurance can be given that values of the Properties have remained or will remain at their levels on the dates of origination of the related Home Equity Loans. If the residential real estate market has experienced or should experience an overall decline in property values such that the outstanding balances of the Home Equity Loans, together with the outstanding balances of any first mortgage, become equal to or greater than the value of the Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry.

        As of the Cut-Off Date, the average Loan Balance of the Initial Home Equity Loans was $_________. The minimum and maximum Loan Balances of the Initial Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date were $________ and $___________, respectively. As of the Cut-Off Date, the weighted average Original Loan-to-Value Ratio of the Initial Home Equity Loans was _____%; the weighted average remaining term to maturity of the Initial Home Equity Loans was ____ months; the original terms to maturity of the Initial Home Equity Loans ranged from ____ months to ____ months; and the remaining terms to maturity of the Initial Home Equity Loans ranged from ___ months to ____ months. All of the Initial Home Equity Loans were secured by first mortgages. No Initial Home Equity Loan will mature later than _________________. As of the Cut-Off Date, no Initial Home Equity Loan was ___ or more days past due. However, investors in the Notes should be aware that _______% of the Initial Home Equity Loans by Initial Aggregate Loan Balance had a first monthly payment due on or after __________ and it was not possible for such Initial Home Equity Loans to be ___ or more days past due as of the Cut-Off Date.

        As of the Cut-Off Date, ______% of the Initial Home Equity Loans were Six-Month Adjustable Rate Loans and ________% of the Initial Aggregate Loan Balance of the Loans were 2/28 Adjustable Rate Loans. As of the Cut-Off Date, the weighted average remaining period to the next interest rate adjustment date for the Six-Month Adjustable Rate Loans was approximately __ months; the weighted average remaining period to the next interest rate adjustment date for the 2/28 Adjustable Rate Loans was approximately __ months; each Six-Month Adjustable Rate Loan will have an initial payment adjustment effective with the seventh monthly payment on such loan, an initial interest rate adjustment cap of ___%, a semi-annual interest rate adjustment cap of ____%, in each case, above the then current interest rate for such Six-Month Adjustable Rate Loan and a lifetime interest rate adjustment cap of ______% above the initial rate of such loan; each 2/28 Adjustable Loan will have an initial payment adjustment effective with the 25th monthly payment on such loan, an initial interest rate adjustment cap of ____%, a semi-annual interest rate adjustment cap of _____%, in each case, above the then current interest rate for such 2/28 Adjustable Loan and a lifetime interest rate adjustment cap of _____% above the initial rate of such loan. The weighted average Coupon Rate of the Initial Home Equity Loans was approximately ______% per annum. The Initial Home Equity Loans had a weighted average gross margin as of the Cut-Off Date of approximately ______%. The initial gross margin for the Initial Home Equity Loans ranged from _____% to _____%. The Coupon Rates borne by the Initial Home Equity Loans as of the Cut-Off Date ranged from ______% per annum to ______% per annum. As of the Cut-Off Date, the maximum rates at which interest may accrue on the Initial Home Equity Loans (the "Maximum Rates") ranged from _____% per annum to _____% per annum. The Initial Home Equity Loans had a weighted average Maximum Rate as of the Cut-Off Date of approximately ______% per annum. As of the Cut-Off Date, the minimum rates at which interest may accrue on the Initial Home Equity Loans (the "Minimum Rates") ranged from _______% per annum to ______% per annum. As of the Cut-Off Date, the weighted average Minimum Rate on the Initial Home Equity Loans was approximately _______% per annum.

        Set forth below is certain approximate statistical information as of the Cut-Off Date regarding the Initial Home Equity Loans. Prior to the Closing Date, Home Equity Loans may be removed from the Trust and other adjustable rate Home Equity Loans may be substituted therefor. The Seller believes that the information set forth herein with respect to the Home Equity Loans as presently constituted is representative of the characteristics of the Home Equity Loans as it will be constituted at the Closing Date, although certain characteristics of the Initial Home Equity Loans may vary but any such variance will not be material. The sum of the percentage columns in the following tables may not equal 100% due to rounding.

                      GEOGRAPHIC DISTRIBUTION OF PROPERTIES

    The geographic distribution of the Initial Home Equity Loans by state, as of the Cut-Off Date, was as follows:

                       NUMBER OF                          % OF INITIAL
                      INITIAL HOME  INITIAL AGGREGATE       AGGREGATE
STATE                 EQUITY LOANS     LOAN BALANCE       LOAN BALANCE
-----                 ------------     ------------       ------------


                          ORIGINAL LOAN-TO-VALUE RATIOS

    The Original Loan-to-Value ratios as of the origination dates of the Initial Home Equity Loans as of the Cut-Off Date were distributed as follows:

                                   NUMBER OF                             % OF INITIAL
                                 INITIAL HOME      INITIAL AGGREGATE        AGGREGATE
RANGE OF ORIGINAL LTV'S          EQUITY LOANS        LOAN BALANCE         LOAN BALANCE
-----------------------          ------------      -----------------      ------------




                                  LOAN BALANCES

    The distribution of the Loan Balances of the Initial Home Equity Loans as of the Cut-Off Date was as follows:


                                   NUMBER OF                              % OF INITIAL
                                 INITIAL HOME      INITIAL AGGREGATE        AGGREGATE
LOAN BALANCES                    EQUITY LOANS        LOAN BALANCE         LOAN BALANCE
-----------------------          ------------      -----------------      ------------


                          TYPES OF MORTGAGED PROPERTIES

    The Properties securing the Initial Home Equity Loans as of the Cut-Off Date were of the property types as follows:

                                   NUMBER OF                              % OF INITIAL
                                 INITIAL HOME      INITIAL AGGREGATE        AGGREGATE
PROPERTY TYPES                   EQUITY LOANS        LOAN BALANCE         LOAN BALANCE
-----------------------          ------------      -----------------      ------------




                            ORIGINAL TERM TO MATURITY

    The distribution of the original term to maturity of the Initial Home Equity Loans as of the Cut-Off Date was as follows:

                                   NUMBER OF                              % OF INITIAL
                                 INITIAL HOME      INITIAL AGGREGATE        AGGREGATE
ORIGINAL MONTHS TO MATURITY      EQUITY LOANS        LOAN BALANCE         LOAN BALANCE
---------------------------      ------------      -----------------      ------------


                            MONTHS SINCE ORIGINATION

    The distribution of the number of months since the date of origination of the Initial Home Equity Loans as of the Cut-Off Date was as follows:

                                           NUMBER OF                              % OF INITIAL
                                         INITIAL HOME      INITIAL AGGREGATE        AGGREGATE
NUMBER OF MONTHS SINCE ORIGINATION       EQUITY LOANS        LOAN BALANCE         LOAN BALANCE
----------------------------------       ------------      -----------------      ------------




                           REMAINING TERM TO MATURITY

    The distribution of the number of months remaining to maturity of the Initial Home Equity Loans as of the Cut-Off Date was as follows:

                                           NUMBER OF                              % OF INITIAL
                                         INITIAL HOME      INITIAL AGGREGATE        AGGREGATE
MONTHS REMAINING TO MATURITY             EQUITY LOANS        LOAN BALANCE         LOAN BALANCE
----------------------------             ------------      -----------------      ------------


                                       OCCUPANCY STATUS

    The occupancy status of the Properties securing the Initial Home Equity Loans as of the Cut-Off Date was as follows:

                                           NUMBER OF                              % OF INITIAL
                                         INITIAL HOME      INITIAL AGGREGATE        AGGREGATE
OCCUPANCY STATUS                         EQUITY LOANS        LOAN BALANCE         LOAN BALANCE
----------------                        ------------      -----------------      ------------





                               DOCUMENTATION TYPE

    The documentation types of the Initial Home Equity Loans as of the Cut-Off Date were as follows:

                                           NUMBER OF                              % OF INITIAL
                                         INITIAL HOME      INITIAL AGGREGATE        AGGREGATE
DOCUMENTATION TYPE                       EQUITY LOANS        LOAN BALANCE         LOAN BALANCE
------------------                       ------------      -----------------      ------------




                                  CREDIT GRADE

    The credit grades of the Initial Home Equity Loans pursuant to the Seller's underwriting guidelines as of the Cut-Off Date were as follows:

                                          NUMBER OF                             % OF INITIAL
                                        INITIAL HOME     INITIAL AGGREGATE        AGGREGATE
CREDIT GRADE                            EQUITY LOANS       LOAN BALANCE         LOAN BALANCE
------------                            ------------       ------------         ------------
A+..................................
A-1.................................
A-2.................................
B...................................
C-1.................................
C-2.................................
D...................................

     Totals.........................

                                  COUPON RATES

    The Coupon Rates borne by the Notes relating to the Initial Home Equity Loans as of the Cut-Off Date were distributed as follows as of the Cut-Off Date:

                                           NUMBER OF                              % OF INITIAL
                                         INITIAL HOME      INITIAL AGGREGATE        AGGREGATE
RANGE OF COUPON RATES                    EQUITY LOANS        LOAN BALANCE         LOAN BALANCE
---------------------                    ------------      -----------------      ------------



                                  GROSS MARGINS

    The gross margins of the Initial Home Equity Loans as of the Cut-Off Date were as follows:

                                           NUMBER OF                              % OF INITIAL
                                         INITIAL HOME      INITIAL AGGREGATE        AGGREGATE
GROSS MARGINS                            EQUITY LOANS        LOAN BALANCE         LOAN BALANCE
-------------                            ------------      -----------------      ------------


                                  MAXIMUM RATES

    The Maximum Rates of the Initial Home Equity Loans as of the Cut-Off Date were as follows:

                                           NUMBER OF                              % OF INITIAL
                                         INITIAL HOME      INITIAL AGGREGATE        AGGREGATE
MAXIMUM COUPON RATE                      EQUITY LOANS        LOAN BALANCE         LOAN BALANCE
-------------------                      ------------      -----------------      ------------




                                  MINIMUM RATES

    The Minimum Rates of the Initial Home Equity Loans as of the Cut-Off Date were as follows:

                                           NUMBER OF                              % OF INITIAL
                                         INITIAL HOME      INITIAL AGGREGATE        AGGREGATE
MINIMUM COUPON RATE                      EQUITY LOANS        LOAN BALANCE         LOAN BALANCE
-------------------                      ------------      -----------------      ------------


                             NEXT COUPON RATE CHANGE

    The month of the next Coupon Rate change for each of the Initial Home Equity Loans as of the Cut-Off Date was as follows:

                                           NUMBER OF                              % OF INITIAL
  MONTH OF NEXT                          INITIAL HOME      INITIAL AGGREGATE        AGGREGATE
COUPON RATE CHANGE                       EQUITY LOANS        LOAN BALANCE         LOAN BALANCE
------------------                       ------------      -----------------      ------------


INTEREST PAYMENTS ON THE HOME EQUITY LOANS

    All of the Home Equity Loans will provide that interest is charged to the obligor (the "Mortgagor") thereunder, and payments are due from such Mortgagors as of a scheduled day of each month which is fixed at the time of origination. Scheduled monthly payments made by the Mortgagors on the Home Equity Loans either earlier or later than the scheduled due dates thereof will not affect the amortization schedule or the relative application of such payments to principal and interest.

CONVEYANCE OF SUBSEQUENT HOME EQUITY LOANS

    The Pooling and Servicing Agreement permits the Trust to acquire approximately $__________ in aggregate Loan Balance of Subsequent Home Equity Loans. Accordingly, the statistical characteristics of the Home Equity Loans will vary as of any related Cut-Off Date upon the acquisition of Subsequent Home Equity Loans.

    The obligation of the Trust to purchase Subsequent Home Equity Loans on a Subsequent Transfer Date is subject to the following requirements, among others, individually or in the aggregate, as applicable, which may be waived by the Note
Insurer:

Delinquent..........................................    none greater than or equal to ___ days
Remaining Term to Stated Maturity...................    no more than _____ months
Lifetime Minimum Coupon Rate........................    at least _____%
Minimum Coupon Rate.................................    at least _____%
Weighted Average Coupon Rate........................    at least _____%
Weighted Average Gross Margin.......................    at least _____%
Percentage of Second Lien Home Equity Loans.........    _____%
Weighted Average Original Loan-to-Value Ratio.......    not more than _%
Original Loan Balance...............................    each less than $_____
Balloon Loans.......................................    _____%
Percentage of Six-Month Adjustable Rate Loans.......    at least _____%

        On or before the last day of the Funding Period, the Note Insurer has the right to adjust, without limitation, the related Specified Subordinated Amount (i) if the Subsequent Home Equity Loans individually or in the aggregate do not conform to the conditions specified in the Insurance Agreement and the Pooling and Servicing Agreement or (ii) to reflect any change in the credit risk to the Note Insurer; provided, however, that if the owners of the Class R Notes object in good faith to the Note Insurer's determination in clause (ii) above, any such modification shall not be made if the Rating Agencies confirm that the risk to the Note Insurer in insuring the Notes will be maintained at the level assigned on the Closing Date.

                       PREPAYMENT AND YIELD CONSIDERATIONS

GENERAL

        The weighted average life of, and, if purchased at other than par, the yield to maturity on, a Note will relate to the rate of payment of principal of the Home Equity Loans, including, for this purpose, Prepayments, liquidations due to defaults, casualties and condemnations, and repurchases or purchases of Home Equity Loans by the Seller or the Servicer pursuant to the Sale and Servicing Agreement. At least ____% of the Initial Home Equity Loans by Initial Aggregate Loan Balance may be prepaid by the related Mortgagors, in whole or in part, at any time without payment of any prepayment fee or penalty. The actual rate of principal Prepayments on pools of home equity loans is influenced by a variety of economic, tax, geographic, demographic, social, legal and other factors and has fluctuated considerably in recent years. In addition, the rate of principal Prepayments may differ among pools of home equity loans at any time because of specific factors relating to the home equity loans in the particular pool, including, among other things, the age of the home equity loans, the geographic locations of the properties securing the loans and the extent of the mortgagors' equity in such properties, and changes in the mortgagors' housing needs, job transfers and unemployment.

        Adjustable rate home equity loans may be subject to a greater rate of principal Prepayments in a declining interest rate environment. For example, if prevailing interest rates fall appreciably, adjustable rate home equity loans are likely to be subject to a higher Prepayment rate than if prevailing interest rates remain constant because the availability of fixed rate home equity loans at competitive interest rates may encourage mortgagors to refinance their adjustable rate home equity loans to "lock in" a lower fixed interest rate. In addition, the fact that a substantial portion of the 2/28 Adjustable Rate Loans do not adjust for substantial periods of time may affect the Prepayment experience on such loans.

        In addition to the foregoing factors affecting the weighted average life of the Notes, the overcollateralization provisions of the Trust result in a limited acceleration of the Notes relative to the amortization of the Home Equity Loans in the early months of the transaction. The accelerated amortization is achieved by the application of certain excess interest to the payment of the principal balance of the Notes. This acceleration feature creates overcollateralization which results from the excess of the aggregate Loan Balance of the Home Equity Loans over the aggregate principal balance of the Notes. Once the required level of overcollateralization is reached, the acceleration feature will cease, unless necessary to maintain the required level of overcollateralization. The Sale and Servicing Agreement will provide that based upon certain collateral performance tests, the required overcollateralization may increase or decrease.

MANDATORY PREPAYMENT

        In the event that prior to the end of the Funding Period the Depositor is unable to sell Subsequent Home Equity Loans to the Issuer in an amount equal to the Pre-Funded Amount, the Owners of the Notes will receive a partial prepayment on the Payment Date immediately following the end of the Funding Period in an amount equal to the Pre-Funded Amount remaining at the end of the Funding Period.

        The Depositor intends to use substantially all of the amount on deposit in the Pre-Funding Account to purchase Subsequent Home Equity Loans such that no material amount of principal is expected to be prepaid at the end of the Funding Period.

PREPAYMENT AND YIELD SCENARIOS FOR NOTES

        As indicated above, if purchased at other than par, the yield to maturity on a the Notes will be affected by the rate of the payment of principal of the Home Equity Loans. If the actual rate of payments on the Home Equity Loans is slower than the rate anticipated by an investor who purchases the Notes at a discount, the actual yield to such investor will be lower than such investor's anticipated yield. If the actual rate of payments on the Home Equity Loans is faster than the rate anticipated by an investor who purchases the at a premium, the actual yield to such investor will be lower than such investor's anticipated yield.

        The Final Payment Date for the Notes is ________ __, ____. This date is the Payment Date in the twelfth month after the date on which the initial Note Principal Balance as of the Closing Date would be reduced to zero, assuming that no Prepayments are received on the Home Equity Loans, that scheduled monthly payments of principal and interest on the Home Equity Loans are timely received and that the overcollateralization mechanics of the transaction are not used to make accelerated payments of principal to the Owners of the Notes. The weighted average life of the Notes is likely to be shorter than would be the case if payments actually made on the Home Equity Loans conformed to the foregoing assumptions, and the actual final Payment Date with respect to the Notes could occur significantly earlier than the Final Payment Date because (i) Prepayments are likely to occur and (ii) the Majority Residualholders may cause a redemption of the Notes on or after the Redemption Date.

        "Weighted average life" refers to the average amount of time that will elapse from the date of issuance of a security until each dollar of principal of such security will be repaid to the investor. The weighted average life of the Notes will be influenced by the rate at which principal of the Home Equity Loans is paid, which may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes Prepayments and liquidations due to default). Prepayments on home equity loans are commonly measured relative to a prepayment standard or model.

        The model used in this Prospectus Supplement is the constant prepayment rate ("CPR") which represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of home equity loans for the life of such home equity loans. CPR does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of home equity loans, including the Home Equity Loans. The Seller believes that no existing statistics of which it is aware provide a reliable basis for Owners of the Notes to predict the amount or the timing of receipt of prepayments on the Home Equity Loans.

        Since the tables were prepared on the basis of the assumptions in the following paragraph, there are discrepancies between the characteristics of the actual Home Equity Loans and the characteristics of the Home Equity Loans assumed in preparing the tables. Any such discrepancy may have an effect upon the percentages of the Note Principal Balance outstanding and weighted average life of the Notes set forth in the tables. In addition, since the actual Home Equity Loans have characteristics which differ from those assumed in preparing the tables set forth below, the payments of principal on the Notes may be made earlier or later than as indicated in the tables.

        For the purpose of the tables below, it is assumed that: (i) the Home Equity Loans consist of pools of loans having the approximate characteristics as set forth in the "Representative Loan Pools" table below, (ii) the Closing Date for the Notes occurs on ______ __, ____, (iii) payments on the Notes are made on the 25th day of each month regardless of the day on which the Payment Date actually occurs, commencing in ______ __, ____ in accordance with the priorities described herein, (iv) the difference between the gross Coupon Rate and the net Coupon Rate is equal to the Servicing Fee and the net Coupon Rate is further reduced by the Trust Fees and Expenses, (v) the prepayment rate of the Home Equity Loans occurs at the CPR rates set forth in the table, (vi) prepayments include 30 days' interest thereon, (vii) no reinvestment income from any Trust account is available for payment to the Owners of the Notes other than the Pre-Funding Account, which accrues on the funds therein based on a rate of ____% per annum; (viii) the scheduled monthly payments of principal and interest on the Home Equity Loans will be timely delivered on the first day of the Remittance Period (with no defaults), (ix) the level of Six-Month LIBOR remains constant at approximately ____%, (x) the level of One-Month LIBOR remains constant at approximately ____%, (xi) all Home Equity Loans are considered Six-Month LIBOR Loans, (xii) the Coupon Rate for each Home Equity Loan is adjusted on its next rate change date (and on subsequent rate change dates, if necessary) to equal the sum of (a) the applicable index and (b) the respective gross margin (subject to applicable interest rate caps and floors), (xiii) the overcollateralization levels are set as specified in the Sale and Servicing Agreement; (xiv) no optional redemption is exercised (except in the case of the "Weighted Average Life to Call" set forth below) and (xv) all Home Equity Loans accrue interest based on a 360-day year assumed to consist of twelve 30-day months.

                            REPRESENTATIVE LOAN POOLS

                                   Months
                      Gross  Net    to                       Initial  Periodic                       Remaining Term
Pool                 Coupon Coupon Rate   Rate Reset         Periodic   Rate     Maximum    Minimum    of Maturity    Amortization
Number  Loan Balance  Rate   Rate  Change Frequency  Margin  Rate Cap   Cap    Coupon Rate Coupon Rate  (in months)      Method
------  ------------  ----   ----  ----   ---------  ------  --------   ---    ----------- -----------  -----------   ------------





------------------
(1)  Home Equity Loans in the pool will be Subsequent Home Equity Loans.

The following table sets forth the percentages of the initial principal amount of the Notes that would be outstanding after each of the dates shown, based on a rate equal to ___%, ___%, ___%, ___% , ___% and ___% of the CPR (as defined above).

                 PERCENTAGE OF INITIAL NOTE PRINCIPAL BALANCE(1)

PAYMENT
 DATE              0.0%         15.0%        22.5%         30.0%         37.5%        45.0%
                   ----         -----        -----         -----         -----        -----







---------------------

(1) The percentages in the above table have been rounded to the nearest whole number.

(2) The weighted average life of the Notes is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii) dividing by the initial Note Principal Balance and rounding to one decimal place.

* Indicates that the cash flows are contingent on the optional termination provision not being exercised. Otherwise, the percentage would equal zero.

                             ADDITIONAL INFORMATION

        The description in this Prospectus Supplement of the Home Equity Loans and the Properties is based upon the pool as constituted at the close of business on the Statistical Calculation Date. Prior to the issuance of the Notes, Home Equity Loans may be removed from the pool as a result of incomplete documentation or non-compliance with representations and warranties set forth in the Sale and Servicing Agreement, if the Seller deems such removal necessary or appropriate. An aggregate amount of at least $__________ of additional Home Equity Loans will also be included in the pool prior to the issuance of the Notes and the Subsequent Home Equity Loans will be added to the pool after the issuance of the Notes.

        A current report on Form 8-K will be available to purchasers of the Notes and will be filed, and incorporated by reference to the Registration Statement together with the Indenture, the Trust Agreement and the Sale and Servicing Agreement, with the Securities and Exchange Commission within fifteen days after the initial issuance of the Notes and within fifteen days of the addition of any Subsequent Home Equity Loans. In the event Initial Home Equity Loans are removed from, added to, or Subsequent Home Equity Loans are added to the pool as set forth in the preceding paragraph, such removal or addition will be noted in a current report on Form 8-K. A description of the pool of Initial Home Equity Loans, as of the Closing Date including such additional Home Equity Loans, will be filed in a current report on Form 8-K within fifteen days after the initial issuance of the Notes.

                            DESCRIPTION OF THE NOTES

GENERAL

        The Issuer will issue the Notes pursuant to the Indenture. The Issuer will also issue the Residual Interest pursuant to the Trust Agreement, which represents the residual interest in the Trust Estate. The summaries of certain provisions of the Indenture, the Sale and Servicing Agreement and the Trust Agreement (collectively, the "Agreements") set forth below, under the caption "Administration" herein, while complete in material respects, do not purport to be exhaustive. For more details regarding the terms of the Agreements, prospective investors in the Notes are advised to review the Agreements, a copy of each of which the Depositor will provide (without exhibits) without charge upon written request addressed to the Depositor.

        The Notes will be secured by the Trust Estate created by the Indenture. The Notes represent non-recourse obligations of the Issuer and proceeds of the assets in the Trust Estate will be the sole source of payments of the Notes. The Notes will not represent an interest in or obligation of the Depositor, the Servicer, the Note Insurer, the Owner Trustee, the Indenture Trustee, the Underwriters, any of their respective affiliates or any other entity.

PAYMENT DATES

        On each Payment Date, the Owners of the Notes will be entitled to receive, from amounts then on deposit in a trust account established and maintained by the Indenture Trustee in accordance with the Sale and Servicing Agreement (the "Note Account") and until the Note Principal Balance is reduced to zero, the aggregate payment amount as of such Payment Date as described below. Payments will be made in immediately available funds to Owners of Notes by wire transfer or otherwise, to the account of such Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Indenture Trustee at least five Business Days prior to the Record Date, or by check mailed to the address of the person entitled thereto as it appears on the register (the "Register") maintained by the Indenture Trustee as registrar (the "Registrar"). Beneficial Owners may experience some delay in the receipt of their payments due to the operations of DTC. See "Risk Factors -- Book Entry Registration" and "Description of the Notes -- Book Entry Registration of the Notes" herein and "Description of the Securities -- Book Entry Securities" in the Prospectus.

        The Indenture will provide that an Owner, upon receiving the final payment on such Owner's Notes, will be required to send such Note to the Indenture Trustee. The Indenture additionally will provide that, in any event, any Note as to which the final payment thereon has been made shall be deemed canceled for all purposes of the Indenture and the Note Insurance Policy.

        Each Owner of record of the Notes will be entitled to receive such Owner's Percentage Interest in the amounts due on such Payment Date. The "Percentage Interest" as of any date of determination will be equal to the percentage obtained by dividing the principal balance of such Note as of the Cut-Off Date by the Note Principal Balance as of the Cut-Off Date.

PAYMENTS

        Upon receipt, the Indenture Trustee will be required to deposit into the Note Account, (i) any Insured Payments, (ii) the proceeds of any liquidation of the assets of the Trust Estate, (iii) all remittances made to the Indenture Trustee by the Servicer, (iv) on the Payment Dates in _____ and ____ ___, the Capitalized Interest Requirement (as defined in the Sale and Servicing Agreement) and (v) on the Payment Date immediately following the end of the Funding Period any portion of the Pre-Funding Amount remaining unused.

        On each Payment Date, the Indenture Trustee is required to make the following payments and transfers from monies then on deposit in the Note Account as specified below in the following order of priority of each such transfer and payment:

        (i) first, on each Payment Date from amounts then on deposit in the Note Account the Indenture Trustee shall distribute (A) to itself, the Indenture Trustee Fee and the Indenture Trustee Reimbursable Expenses and (B) provided that no Note Insurer Default has occurred and is continuing, the Premium Amount for such Payment Date to the Note Insurer;

        (ii) second, on each Payment Date, the Indenture Trustee shall allocate an amount equal to the sum of (x) the Total Monthly Excess Spread (as defined herein) with respect to such Payment Date plus (y) any Overcollateralization Reduction Amount with respect to such Payment Date (such sum being the "Total Monthly Excess Cashflow" with respect to such Payment Date) in the following order of priority:

               (A) first, such Total Monthly Excess Cashflow shall be allocated to the payment of the Principal Payment Amount (excluding any Overcollateralization Increase Amount) pursuant to clause (iv)(C) below in an amount equal to the amount, if any, by which (x) the Principal Payment Amount (excluding any Overcollateralization Increase Amount) exceeds (y) the Available Funds for such Payment Date (net of the related Current Interest and the Trust Fees and Expenses) (the amount of such difference being an "Available Funds Shortfall"); and

               (B) second, any portion of the Total Monthly Excess Cashflow remaining after the allocation described in clause (A) above shall be paid to the Note Insurer in respect of amounts owed on account of any Reimbursement Amount (as defined in the Sale and Servicing Agreement) owed to the
                      Note Insurer;

        (iii) third, the amount, if any, of the Total Monthly Excess Cashflow on a Payment Date remaining after the allocations and payments described in clause (ii) above is the "Net Monthly Excess Cashflow" with respect to such Payment Date and is required to be applied in the following order or priority:

               (A) first, such Net Monthly Excess Cashflow shall be used to reduce to zero, through the payment of an Overcollateralization Increase Amount to the Owners of the Notes pursuant to clause (iv)(C) below, any Overcollateralization Deficiency Amount (as defined in the Sale and Servicing Agreement) as of such Payment Date;

               (B) second, any portion of the Net Monthly Excess Cashflow remaining after the application described in clause (A) above shall be used to pay any Available Funds Cap Carry Forward Amount to the Owners of the Notes; and

               (C) third, any Net Monthly Excess Cashflow remaining after the applications and payments described in clauses (A) and (B) above shall be paid to the Servicer to the extent of any unreimbursed Delinquency Advances and unreimbursed Servicing Advances;

        (iv) fourth, following the making by the Indenture Trustee of all allocations, transfers and disbursements described above from amounts (including any related Insured Payment) then on deposit in the Note Account, the Indenture Trustee shall distribute:

               (A)    (x) to the Note Insurer, the amounts described in clause
                      (ii)(B) above and (y) to the Servicer the amounts described in clause (iii)(C) above;

               (B) to the Owners of the Notes, the Current Interest (including the proceeds of any Insured Payments made by the Note Insurer) on a pro rata basis without any priority among the Notes;

               (C) to the Owners of the Notes, the Principal Payment Amount until the Note Principal Balance is reduced to zero;

               (D) to the Indenture Trustee, as reimbursement of expenses of the Indenture Trustee not reimbursed pursuant to (i) above and incurred in connection with duties and obligations under the Indenture; and

        (v) fifth, following the making by the Indenture Trustee of all allocations, transfers and disbursements described above, from amounts then on deposit in the Note Account, the Indenture Trustee shall distribute to the holders of the Residual Interest, the remaining distributable amounts as specified in the Sale and Servicing Agreement, for such Payment Date.

        "Available Funds" as to each Payment Date is the amount on deposit in the Note Account on such Payment Date (net of Total Monthly Excess Cashflow and disregarding the amounts of any Insured Payments to be made on such Payment Date and inclusive of any investment earnings on eligible investments therein).

        "Total Available Funds" as to each Payment Date is the sum of (x) the amount on deposit in the Note Account on such Payment Date (net of Total Monthly Excess Cashflow) on such Payment Date, (y) any amounts of Total Monthly Excess Cashflow to be applied on such Payment Date and (z) any deposit to the Note Account from the Pre-Funding Account or Capitalized Interest Account expected to be made in accordance with the Sale and Servicing Agreement (disregarding the amount of any Insured Payment to be made on such Payment Date).

        The Indenture Trustee or Paying Agent (as defined in the Indenture) shall (i) receive as attorney-in-fact of each Owner of Notes any Insured Payment from the Note Insurer and deposit such amounts into the Note Account and (ii) disburse the same to each Owner of Notes. The Sale and Servicing Agreement will provide that to the extent the Note Insurer makes Insured Payments, either directly or indirectly (as by paying through the Indenture Trustee), to the Owners of such Notes, the Note Insurer will be subrogated to the rights of such Owners of Notes with respect to such Insured Payments and shall receive reimbursement for such Insured Payment as provided in the Sale and Servicing Agreement, but only from the sources and in the manner provided in the Sale and Servicing Agreement, such subrogation and reimbursement to have no effect on the
Note Insurer's obligations under the Note Insurance Policy.

        Each Owner of a Note will be required promptly to notify the Indenture Trustee in writing upon the receipt of a court order relating to a Preference Amount and will be required to enclose a copy of such order with such notice to the Indenture Trustee.

CALCULATION OF ONE-MONTH LIBOR

        On each LIBOR Determination Date (as defined below), the Indenture Trustee will determine LIBOR for the next Accrual Period for the Notes.

        "One-Month LIBOR" means, as of any LIBOR Determination Date, the London interbank offered rate for one-month United States dollar deposits which appears in the Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to one month. The Indenture Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations (rounded upwards if necessary to the nearest whole multiple of ___%). If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to one month.

        "LIBOR Determination Date" means, for the Accrual Period related to the ___ __ Payment Date, One-Month LIBOR on the second London business day preceding the Closing Date, and for any Accrual Period thereafter, the second London business day preceding the commencement of such Accrual Period. For purposes of determining One-Month LIBOR, a "London business day" is any day on which dealings in deposits of United States dollars are transacted in the London interbank market.

        "Telerate Page 3750" means the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

        "Reference Banks" means leading banks selected by the Indenture Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

PRE-FUNDING ACCOUNT

        On the Closing Date, the Pre-Funded Amount will be deposited in the Pre-Funding Account, which account shall be in the name of and maintained by the Indenture Trustee in trust for the Owners of the Notes. During the Funding Period, the Pre-Funded Amount will be maintained in the Pre-Funding Account. The Pre-Funded Amount will be reduced during the Funding Period by the amount thereof used to purchase Subsequent Home Equity Loans in accordance with the Sale and Servicing Agreement. Any Pre-Funded Amount remaining at the end of the Funding Period will be distributed to the Owners of the Notes on the Payment Date immediately following the end of the Funding Period in reduction of the Note Principal Balance of such Owner's Notes, thus resulting in a partial principal prepayment of such Notes.

        Amounts on deposit in the Pre-Funding Account will be invested in Eligible Investments. All interest and any other investment earnings on amounts on deposit in the Pre-Funding Account will be deposited in the Capitalized Interest Account prior to each Payment Date during the Funding Period.

CAPITALIZED INTEREST ACCOUNT

On the Closing Date cash will be deposited in the Capitalized Interest Account, which account shall be in the name of and maintained by the Indenture Trustee in trust for the Owners of the Notes. The amount on deposit in the Capitalized Interest Account, including reinvestment income thereon, will be used by the Indenture Trustee on each Payment Date during and immediately after the Funding Period to fund the excess, if any, of (i) the amount of interest accruing on the outstanding Pre-Funded Amount at a rate equal to the Note Rate over (ii) the amount of any reinvestment income on monies on deposit in the Pre-Funding Account; such amounts on deposit will be so applied by the Indenture Trustee on the each Payment Date during and immediately after the Funding Period to fund any such excess. Any amounts remaining in the Capitalized Interest Account at the end of the Funding Period and not needed for such purpose will be paid to the Seller and will not thereafter be available for distribution to the Owners of the Notes. Amounts on deposit in the Capitalized Interest Account will be invested in Eligible Investments.

BOOK ENTRY REGISTRATION OF THE NOTES

        The Notes initially will be book-entry Notes (the "Book-Entry Notes"). Persons acquiring Noteownership interests in the Notes ("Notes") will hold such Notes through the Depository Trust Company ("DTC"), in the United States, or Cedel Bank, societe anonyme ("Cedel") or the Euroclear System ("Euroclear"), in Europe, if such Noteowners are participants of such systems, or indirectly through organizations that are participants in such systems. The Book-Entry Note will be issued in one or more notes, representing the aggregate principal balance of the Notes , and will initially be registered in the name of Cede & Co. ("Cede"), the nominee of DTC. Cedel and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Cedel's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries names on the books of DTC. Citibank N.A. ("Citibank") will act as depositary for Cedel and Morgan Guaranty Trust Company of New York ("Morgan") will act as depositary for Euroclear (Citibank and Morgan, in such capacities, individually the "Relevant Depositary" and, collectively, the "European Depositaries"). Investors may hold such beneficial interests in the Book-Entry Notes in minimum denominations representing principal amount of $1,000 and in integral multiples of $1 in excess thereof. Except as described below, no person acquiring a Book-Entry Note will be entitled to receive a physical note representing such Note (a "Definitive Note"). Unless and until Definitive Notes are issued, it is anticipated that the only "Noteholder" of the Note will be Cede, as nominee of DTC. Noteowners will not be Noteholders as that term is used in the Sale and Servicing Agreement. Noteowners are permitted to exercise their rights only indirectly through DTC and its Participants (including Cedel and Euroclear).

SERVICING COMPENSATION

    As to each Home Equity Loan, the Servicer will retain a fee (the "Servicing Fee") equal to 0.50% per annum, payable monthly at one-twelfth of such annual rate of the then outstanding principal balance of such Home Equity Loan serviced as of the first day of each Remittance Period, provided, however, that if a successor Servicer is appointed in accordance with the Sale and Servicing Agreement, the Servicing Fee shall be such amount agreed upon by the Trustee, the Note Insurer, and the successor Servicer but in no event in an amount greater than the amount paid to the predecessor Servicer. The Servicer will also be able to retain late fees, prepayment charges, assumption fees, release fees, bad check charges and any other servicing related charges.

OPTIONAL TERMINATION

    By Servicer or Note Insurer. At its option, the Servicer (or the Note Insurer, if the Servicer fails to exercise such option) may on any Monthly Remittance Date when the aggregate outstanding Loan Balance of the Home Equity Loans is 10% or less of the Maximum Collateral Amount purchase from the Trust all (but not fewer than all) remaining Home Equity Loans, in whole only, and other property acquired by foreclosure, deed in lieu of foreclosure, or otherwise then constituting the Trust Estate, and pay to the Owners of the Note an amount up to the sum of (i) 100% of the then outstanding principal balance of the Notes, plus (ii) one month's interest on the then outstanding principal balance of the Notes at the then Pass-Through Rate, plus any previously accrued but unpaid interest thereon, together with the amount of any Unpaid Interest Index Carryover, to the extent of funds available therefor, such sum payable in accordance with the priorities described under "Description of the Notes--Distributions" herein and thereby effect early retirement of the Notes.

    Termination Upon Loss of REMIC Status. Following a final determination by the Internal Revenue Service or by a court of competent jurisdiction, in either case from which no appeal is taken within the permitted time for such appeal, or if any appeal is taken, following a final determination of such appeal from which no further appeal can be taken, to the effect that the REMIC does not and will no longer qualify as a "REMIC" pursuant to Section 860D of the Code (the "Final Determination"), at any time on or after the date which is 30 calendar days following such Final Determination the Note Insurer or the Owners of a majority in Percentage Interests represented by the Notes then outstanding with the consent of the Note Insurer may direct the Trustee on behalf of the Trust to adopt a plan of complete liquidation, as contemplated by Section 860F(a)(4) of the Code.

INDENTURE TRUSTEE

    _________________ will be named as Indenture Trustee under the Indenture.

YEAR 2000 ISSUE

        The "Year 2000 Issue" relates to the fact that many existing computer programs and applications use only two digits to identify a year in the date field. A failure to modify such programs and applications to be Year 2000 compliant may adversely impact the operations at the turn of the century of the Master Servicer and the Trustee. The Servicer plans to modify or replace computer programs and applications in order to deal with the Year 2000 Issue. The Seller will seek to obtain representations and warranties from the Trustee with respect to its plans to modify or replace computer programs and applications in order to deal with the Year 2000 Issue. There can be no assurance that any planned modification or replacement will be timely completed.

                   THE INSURANCE POLICIES AND THE NOTE INSURER

                                THE NOTE INSURER

        The information set forth in this section has been provided by the Note Insurer. No representation is made by the Underwriters, the Issuer, the Seller, the Servicer, the Depositor or any of their affiliates as to the accuracy or completeness of such information or any information related to the Note Insurer incorporated by reference herein.

        The Note Insurer, in consideration of the payment of the premium and subject to the terms of the Note Insurance Policy, will unconditionally and irrevocably guarantee to any Owner that an amount equal to each full and complete Insured Payment will be received by the Indenture Trustee or its successor, as trustee for the Owners, on behalf of the Owners from the Note Insurer, for distribution by the Indenture Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Note Insurer's obligations under the Note Insurance Policy with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Indenture Trustee, whether or not such funds are properly applied by the Indenture Trustee. Insured Payments shall be made only at the time set forth in the Note Insurance Policy and no accelerated Insured Payments shall be made regardless of any acceleration of the Notes, unless such acceleration is at the sole option of the Note Insurer.

        Notwithstanding the foregoing paragraph, the Note Insurance Policy does not cover shortfalls, if any, attributable to the liability of the Issuer or the Indenture Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

        The Note Insurer will pay any Insured Payment that is a Preference Amount no later than 12:00 noon, New York City time, on the later of the Payment Date on which the related Preference Amount is due or the third Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of
(i) a certified copy of the order requiring the return of such preference payment, (ii) an opinion of counsel satisfactory to the Note Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Note Insurer, irrevocably assigning to the Note Insurer all rights and claims of the Owner relating to or arising under the Notes against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Note Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Note Insurer; provided, that if such documents are received after 12:00 noon, New York City time on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Notes to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

        The Note Insurer will pay any other amount payable under the Note Insurance Policy no later than 12:00 noon New York City time, on the later of the Payment Date on which the Insured Payment is due or the second Business Day following receipt in New York, New York, on a Business Day by State Street Bank and Trust

Company, N.A., as Fiscal Agent for the Note Insurer or any successor fiscal agent appointed by the Note Insurer (the "Fiscal Agent") of a Notice (as described below); provided that if such Notice is received after 12:00 noon New York City time on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making a claim under the Note Insurance Policy, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Note Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Indenture Trustee and the Indenture Trustee may submit an amended Notice.

        Insured Payments due under the Note Insurance Policy, unless otherwise stated therein, will be disbursed by the Fiscal Agent to the Indenture Trustee on behalf of Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Indenture Trustee for the payment of such Insured Payment and legally available therefor.

        The Fiscal Agent is the agent of the Note Insurer only and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Note Insurer to deposit or cause to be deposited, sufficient funds to make payments due under the Note Insurance Policy.

        Subject to the terms of the Sale and Servicing Agreement, the Note Insurer shall be subrogated to the rights of each Owner to receive payments under the Notes to the extent of any payment by the Note Insurer under the Note Insurance Policy.

        As used in the Note Insurance Policy, the following terms shall have the following meanings:

               "Agreement" means the Sale and Servicing Agreement dated as of ______ __, ____ among CHEC Asset Receivable Corpration, as Depositor, Centex Credit Corporation d/b/a Centex Home Equity Corporation, as Seller and Servicer, Centex Home Equity Loan Owner Trust A, as Issuer, and The Chase Manhattan Bank, as Indenture Trustee, without regard to any amendment or supplement thereto, unless the Note Insurer shall have consented in writing thereto.

               "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in New York City, Tampa, Florida, the city in which the corporate trust office of the Indenture Trustee under the Indenture is located or the city in which the principal office of the Note Insurer is located are authorized or obligated by law or executive order to close.

               "Insured Payment" means for any Payment Date, the excess, if any, of (i) the sum of (a) the Current Interest, (b) the Overcollateralization Deficit and (c) the Preference Amount (without duplication) over (ii) the Total Available Funds (after any deduction for the Trust Fees and Expenses and after taking into account the portion of the Principal Payment Amount to be actually paid on such Payment Date without regard to any related Insured Payment to be made with respect to such Payment Date). Insured Payments do not include the payment of any Available Funds Cap Carry Forward Amounts.

               "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached to the Note Insurance Policy, the original of which is subsequently delivered by registered or certified mail, from the Indenture Trustee specifying the Insured Payment which shall be due and owing on the applicable Payment Date.

               "Owner" means each Owner (as defined in the Indenture) who, on the applicable Payment Date, is entitled under the terms of the applicable Note to payment thereunder.

               "Preference Amount" means any amount previously distributed to an Owner on a Note that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.) as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

        Capitalized terms used in the Note Insurance Policy and not otherwise defined therein will have the respective meanings set forth in the Agreement as of the date of execution of the Note Insurance Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Note Insurer.

        Any notice under the Note Insurance Policy or service of process on the Fiscal Agent of the Note Insurer may be made at the address listed below for the Fiscal Agent of the Note Insurer or such other address as the Note Insurer shall specify in writing to the Indenture Trustee.

        The notice address of the Fiscal Agent is 15th Floor, 61 Broadway, New York, New York, 10006, Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Indenture Trustee in writing.

        The Note Insurance Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

THE INSURANCE PROVIDED BY THE NOTE INSURANCE POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

        The Note Insurance Policy is not cancelable for any reason. The premium on the Note Insurance Policy is not refundable for any reason including payment, or provision being made for payment, prior to the maturity of the Notes.

                               CREDIT ENHANCEMENT

NOTE INSURANCE POLICY

        See "The Note Insurer" herein for a description of the Note Insurance Policy.

OVERCOLLATERALIZATION PROVISIONS

        Overcollateralization Resulting from Cash Flow Structure. The Sale and Servicing Agreement requires that, on each Payment Date, Net Monthly Excess Cashflow be applied on such Payment Date as an accelerated payment of principal on the Notes, but only to the limited extent hereafter described. Net Monthly Excess Cashflow equals the excess of (i) the excess, if any of (x) the interest which is collected on the Home Equity Loans during a Remittance Period (net of the Servicing Fee and of certain miscellaneous administrative amounts) plus any Delinquency Advances and Compensating Interest plus any amounts required to be transferred from the Capitalized Interest Account and Pre-Funding Account pursuant to the terms of the Sale and Servicing Agreement over (y) the sum of the Current Interest and the Trust Fees and Expenses (the difference between (x) and (y) is the "Total Monthly Excess Spread"), over (ii) the portion of the Total Monthly Excess Cashflow that is used to cover shortfalls in Available Funds on such Payment Date or used to reimburse the Note Insurer.

        The application of Net Monthly Excess Cashflow has the effect of accelerating the amortization of the Notes relative to the amortization of the Home Equity Loans. To the extent that any Net Monthly Excess Cashflow is not so used, the Sale and Servicing Agreement provides that it will be used to reimburse the Owners of the Notes with respect to any Available Funds Cap Carry Forward Amount and then to reimburse the Servicer with respect to any amounts owing to it, and, thereafter, paid to the Owners of the Residual Interest.

        Pursuant to the Sale and Servicing Agreement, Net Monthly Excess Cashflow will be applied as an accelerated payment of principal on the Notes until the Overcollateralization Amount has increased to the level required. "Overcollateralization Amount" means, the excess, if any, of (x) the sum of (i) the aggregate Loan

Balances of the Home Equity Loans as of the close of business on the last day of the preceding Remittance Period and (ii) any amount on deposit in the Pre-Funding Account at such time exclusive of Pre-Funding Account Earnings (as defined in the Sale and Servicing Agreement) over (y) the aggregate Note Principal Balance as of such Payment Date (after taking into account the payment of the Principal Payment Amount (except for any Overcollateralization Reduction Amount or Overcollateralization Increase Amount) on such Payment Date). Any amount of Net Monthly Excess Cashflow actually applied as an accelerated payment of principal is an "Overcollateralization Increase Amount." The required level of the Overcollateralization Amount with respect to a Payment Date is the "Specified Overcollateralization Amount." The Sale and Servicing Agreement generally provides that the Specified Overcollateralization Amount may, over time, decrease, or increase, subject to certain floors, caps and triggers including triggers that allow the related Specified Overcollateralization Amount to decrease or "step down" based on the performance on the Home Equity Loans with respect to certain tests specified in the Sale and Servicing Agreement based on delinquency rates and cumulative losses. In addition, Net Monthly Excess Cashflow will be applied to the payment in reduction of principal of the Notes during the period that the Home Equity Loans are unable to meet certain tests specified in the Sale and Servicing Agreement based on delinquency rates and cumulative losses.

        In the event that the Specified Overcollateralization Amount is permitted to decrease or "step down" on a Payment Date in the future, the Sale and Servicing Agreement provides that a portion of the principal which would otherwise be distributed to the Owners of the Notes on such Payment Date shall be distributed to the Owners of the Residual Interest over the period specified in the Sale and Servicing Agreement. This has the effect of decelerating the amortization of the Notes relative to the amortization of the Home Equity Loans and of reducing the Overcollateralization Amount. With respect to any Payment Date, the excess, if any, of (x) the Overcollateralization Amount on such Payment Date after taking into account all distributions to be made on such Payment Date (except for any distributions of the Overcollateralization Reduction Amount as described in this sentence) over (y) the Specified Overcollateralization Amount is the "Excess Overcollateralization Amount" for such Payment Date. If, on any Payment Date, the Excess Overcollateralization Amount is, or, after taking into account all other distributions to be made on such Payment Date would be, greater than zero (i.e., the Overcollateralization Amount is or would be greater than the Specified Overcollateralization Amount), then any amounts relating to principal which would otherwise be distributed to the Owners of the Notes on such Payment Date shall instead be distributed to the Owners of the Residual Interest (to the extent available therefor) in an amount equal to the lesser of (x) the Excess Overcollateralization Amount and (y) the amount available for distribution on account of principal with respect to the Notes on such Payment Date; such amount being the "Overcollateralization Reduction Amount" with respect to the related Payment Date.

        The Sale and Servicing Agreement provides generally that, on any Payment Date all amounts collected on account of principal (other than any such amount applied to the payment of an Overcollateralization Reduction Amount) during the prior Remittance Period will be distributed to the Owners of the Notes on such Payment Date. If any Home Equity Loan became a Liquidated Loan during such prior Remittance Period, the Net Liquidation Proceeds related thereto and allocated to principal may be less than the principal balance of the related Home Equity Loan; the amount of any such insufficiency is a "Realized Loss." In addition, the Sale and Servicing Agreement provides that the principal balance of any Home Equity Loan which becomes a Liquidated Loan shall thenceforth equal zero. The Sale and Servicing Agreement does not contain any requirement that the amount of any Realized Loss be distributed to the Owners of the Notes on the Payment Date which immediately follows the event of loss; i.e., the Sale and Servicing Agreement does not require the current recovery of losses. However, the occurrence of a Realized Loss will reduce the Overcollateralization Amount, which to the extent that such reduction causes the Overcollateralization Amount to be less than the related Specified Overcollateralization Amount applicable to the related Payment Date, will require the payment of an Overcollateralization Increase Amount on such Payment Date (or, if insufficient funds are available on such Payment Date, on subsequent Payment Dates, until the Overcollateralization Amount equals the Specified Overcollateralization Amount).

        Overcollateralization and the Note Insurance Policy. The Sale and Servicing Agreement defines a "Overcollateralization Deficit" with respect to a Payment Date to be the amount, if any, by which (x) the Note Principal Balance with respect to such Payment Date, after taking into account all distributions to be made on such Payment Date (without regard to any Insured Payment to be made on such Payment Date and except for any Overcollateralization Deficit), exceeds (y) the sum of (i) the aggregate Loan Balances of the Home Equity Loans as of the close of business on the last day of the prior Remittance Period and
(ii) the amount, if any, on deposit in the Pre-Funding Account as of the close of business on the last day of the prior Remittance Period (exclusive of Pre-Funding Account Earnings). The Sale and Servicing Agreement requires the Indenture Trustee to make a claim for an Insured Payment under the Note Insurance Policy not later than the second Business Day prior to any Payment Date as to which the Indenture Trustee has determined that an Overcollateralization Deficit will occur for the purpose of applying the proceeds of such Insured Payment as a payment of principal to the Owners of the Notes on such Payment Date. The Note Insurance Policy is thus similar to the overcollateralization provisions described above insofar as the Note Insurance Policy guarantees ultimate, rather than current, payment of the amounts of any Realized Losses to the Owners of the Notes. Investors in the Notes should realize that, under extreme loss or delinquency scenarios, they may temporarily receive no distributions of principal when they would otherwise be entitled thereto under the principal allocation provisions described herein. Nevertheless, the exposure to risk of loss of principal of the Owners of the Notes depends in part on the ability of the Note Insurer to satisfy its obligations under the Note Insurance Policy. In that respect and to the extent that the Note Insurer satisfies such obligations, the Owners of the Notes are insulated from shortfalls in Available Funds that may arise.

                         FEDERAL INCOME TAX CONSEQUENCES

        The following section in conjunction with the Section in the Prospectus captioned "Federal Income Tax Consequences" discusses certain of the material anticipated federal income tax consequences of the purchase, ownership and disposition of the Notes. This section must be considered only in connection with "Federal Income Tax Consequences" in the Prospectus. The discussion herein and in the Prospectus is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. In the opinion of counsel to the Seller and the Depositor, the discussion below, to the extent it constitutes matters of Federal law or legal conclusions is true and correct in all material respects. The discussion below and in the Prospectus does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors should consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Notes.

        No election will be made to treat the Trust or the Trust Estate or any portion thereof as a REMIC for federal income tax purposes.

        Upon issuance of the Notes, Arter & Hadden LLP, special tax counsel, will deliver its opinion that the Notes will be treated as newly originated debt obligations and not as representing an ownership interest in the Trust Estate or an equity interest in the Issuer, the Depositor or the Seller. In addition, for federal income tax purposes, the Issuer will not be classified (i) as an association taxable as a corporation, (ii) a taxable mortgage pool as defined in
Section 7701(i) of the Code or (iii) a "publicly traded partnership" as defined in Treasury Regulations Section 1.7704-1. Each Owner of a Note, by its acceptance of a Note, will agree to treat the Notes as indebtedness. It is anticipated that the Notes will be issued without original issue discount for federal income tax purposes. However, it is possible that the Internal Revenue Service could treat a portion of the additional interest which would become payable on the Notes after the Redemption Date as original issue discount. Owners are urged to consult their tax advisor with respect to the tax consequences of holding the Notes.

        The prepayment assumption that is to be used in determining whether the Notes are issued with original issue discount and the rate of accrual of original issue discount is a CPR of __%. No representation is made as to the actual rate at which the Home Equity Loans will prepay. See "Certain Federal Income Tax Considerations" in the Prospectus.

        The Notes will not represent "real estate assets" for purposes of
Section 856(c)(5)(A) of the Code or "[l]oans . .. principally secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code. The Notes will also not be treated as "qualified mortgages" under
Section 860G(a)(3)(C) of the Code.

                             STATE TAX CONSEQUENCES

        In addition to the federal income tax consequences described in "Certain Federal Income Tax Consequences" herein, potential investors should consider the state income tax consequences of the acquisition, ownership, and disposition of the Notes. State income tax law may differ substantially from the corresponding federal tax law, and this discussion does not purport to describe any aspect of the income tax laws of any state. Therefore, potential investors should consult their own tax advisors with respect to the various tax consequences of investments in the Notes.

                              ERISA CONSIDERATIONS

        ERISA and the Code impose certain restrictions on (a) employee benefit plans (as defined in Section 3(3) of ERISA) and plans described in Code section 4975(e)(1), including individual retirement accounts (the "Plans") and
(b)persons who have certain specified relationships to such Plans or who constitute "disqualified persons" under Code section 4975(e)(2) with respect to such Plans ("parties in interest"). Certain employee benefit plans, such as governmental plans and church plans (if no election has been made under section 410(d) of the Code), are not subject to the restrictions of ERISA, and assets of such plans may be invested in the Notes without regard to the ERISA considerations described below, subject to other applicable federal and state law. However, any such governmental or church plan which is qualified under section 401(a) of the Code and exempt from taxation under section 501(a) of the Code is subject to the prohibited transaction rules set forth in section 503 of the Code. Any Plan fiduciary which proposes to cause a Plan to acquire any of the Notes should consult with its counsel with respect to the potential consequences under ERISA, and the Code, of the Plan's acquisition and ownership of the Notes. See "ERISA Considerations" in the Prospectus. Investments by Plans are also subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan.

        Investments by Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan.

        Section 406 of ERISA prohibits parties in interest with respect to a Plan from engaging in certain transactions ("prohibited transactions") involving a Plan and its assets unless a statutory or administrative exemption applies to the S-60 transaction. Section 4975 of the Code imposes certain excise taxes (or, in some cases, a civil penalty may be assessed pursuant to section 502(i) of ERISA) on parties in interest which engage in non-exempt prohibited transactions.

        The United States Department of Labor ("DOL") has issued a final regulation (29 C.F.R. Section 2510.3-101) concerning the definition of what constitutes the assets of a Plan for purposes of ERISA and the prohibited transaction provisions of the Code (the "Plan Asset Regulation"). The Plan Asset Regulation describes the circumstances under which the assets of an entity in which a Plan invests will be considered to be "plan assets" such that any person who exercises control over such assets would be subject to ERISA's fiduciary standards. Under the Plan Asset Regulation, generally when a Plan invests in another entity, the Plan's assets do not include, solely by reason of such investment, any of the underlying assets of the entity. However, the Plan Asset Regulation provides that, if a Plan acquires an "equity interest" in any entity that is neither a "publicly-offered security" (as defined therein) nor a security issued by an investment company registered under the Investment Company Act of 1940, the assets of the entity will be treated as assets of the Plan investor unless certain exceptions apply. If the Notes were deemed to be equity interests and no statutory, regulatory or administrative exemption applies, the Issuer could be considered to hold plan assets by reason of a Plan's investment in the Notes. Such plan assets would include an undivided interest in any assets held by the Issuer. In such an event, the Servicer and other persons, in providing services with respect to the Issuer's assets, may be parties in interest with respect to such Plans, subject to fiduciary responsibility provisions of Title I of ERISA, including the general fiduciary duties of
Section 404 of ERISA, the prohibited transaction provisions of Section 406 of ERISA, and to Section 4975 of the Code with respect to transactions involving the Trust's assets. Under the Plan Asset Regulation, the term "equity interest" is defined as any interest in an entity other than an instrument that is treated as indebtedness under "applicable local law" and which has no "substantial equity features." Although the Plan Asset Regulation is silent with respect to the question of which law constitutes "applicable local law" for this purpose, the DOL has stated that these determinations should be made under the state law governing interpretation of the instrument in question. In the preamble to the Plan Asset Regulation, the DOL declined to provide a precise definition of what features are equity features or the circumstances under which such features would be considered "substantial," noting that the question of whether a plan's interest has substantial equity features is an inherently factual one, but that in making a determination it would be appropriate to take into account whether the equity features are such that a Plan's investment would be a practical vehicle for the indirect provision of investment management services.

        Without regard to whether the Notes are treated as an equity interest under the Plan Asset Regulation, the acquisition or holding of the Notes by or on behalf of a Plan could be considered to give rise to a prohibited transaction if such acquisition or holding is deemed to be a prohibited loan to a party in interest with respect to such Plan. Certain exemptions from the prohibited transaction rules could be applicable to the purchase and holding of the Notes by a Plan depending on the type and circumstances of the plan fiduciary making the decision to acquire the Notes. Included among these exemptions are:
Prohibited Transaction Class Exemption ("PTCE") 90-1, regarding certain transactions entered into by insurance company pooled separate accounts; PTCE 95-60, regarding certain transactions entered into by insurance company general accounts; PTCE 96-23, regarding certain transactions effected by "in-house asset managers"; PTCE 91-38,regarding certain transactions entered into by bank collective investment funds; and PTCE 84-14, regarding certain transactions effected by "qualified professional asset managers."

        Any Plan fiduciary considering whether to purchase any Notes on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to such investment. Among other things, before purchasing any Notes, a fiduciary of a Plan should make its own determination as to whether the Trust, as obligor on the Notes, is a party in interest with respect to the Plan, the availability of the exemptive relief provided in the Plan Asset Regulations and the availability of any other prohibited transaction exemptions. Investors should analyze whether the decision may have an impact with respect to purchases of the Notes.

        In addition to the matters described above, purchasers of an Notes that are insurance companies should consult with their counsel with respect to the United States Supreme Court case interpreting the fiduciary responsibility rules of ERISA, John Hancock Mutual Life Insurance Co. v. Harris Trust and Savings Bank 114 S. Ct. 517 (1993). In John Hancock, the Supreme Court ruled that assets held in an insurance company's general account may be deemed to be "plan assets" for ERISA purposes under certain circumstances. Prospective purchasers using insurance company general account assets should determine whether the decision affects their ability to make purchases of the Notes.

                                     RATINGS

        It is a condition of the issuance of the Notes that the Notes receive ratings of "____" by ______ and "AAA" by _______________. Explanations of the significance of such ratings may be obtained from _______, ____________________ and ____________________. Such ratings will be the views only of such rating agencies. There is no assurance that such ratings will continue for any period of time or that such ratings will not be revised or withdrawn. Any such revision or withdrawal of such ratings may have an adverse effect on the market price of the Notes. A security rating is not a recommendation to buy, sell or hold securities.

        The ratings issued by ______ and __________ on the payment of principal and interest on the Notes do not cover the payment of the Available Funds Cap Carry Forward Amount. The ratings of _______ and __________ do not address the possibility that, as a result of principal prepayments, Owners of the Notes may receive a lower than anticipated yield.

        The ratings of the Notes should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

        The Depositor has not requested a rating of the Notes offered hereby by any rating agency other than _______ and __________ and the Depositor has not provided information relating to the Notes offered hereby or the Home Equity Loans to any rating agency other than ______ and __________. However, there can be no assurance as to whether any other rating agency will rate the Notes offered hereby or, if another rating agency rates such Notes, what rating would be assigned to such Notes by such rating agency. Any such unsolicited rating assigned by another rating agency to the Notes offered hereby may be lower than the rating assigned to such Notes by either or both of ______ and __________.

                         LEGAL INVESTMENT CONSIDERATIONS

        The Notes will not constitute "mortgage related securities" for purposes of SMMEA. Accordingly, many institutions with legal authority to invest in comparably rated securities based on qualifying first mortgage loans may not be legally authorized to invest in the Notes.

                                  UNDERWRITING

        Subject to the terms and conditions set forth in the Underwriting Agreement relating to the Notes (the "Underwriting Agreement"), the Underwriters named below (the "Underwriters"), has severally agreed to purchase, the principal amount of the Notes set forth opposite its name below:

               Underwriters                        Principal Amount
               ------------                        ----------------







        The Depositor and the Seller have agreed to indemnify the Underwriters against certain liabilities, including civil liabilities under the Securities Act, or to contribute to payments which the Underwriters may be required to make in respect thereof.

        In the Underwriting Agreement, the Underwriters have agreed, subject to the terms and conditions set forth therein, to purchase all of the Notes offered hereby, if any are purchased. The Depositor has been advised by the Underwriters that they propose initially to offer the Notes to the public at the offering price set forth on the cover page hereof and to certain dealers at such price less a concession not in excess of ____% (expressed as a percentage of the Note Principal Balance). The Underwriters may allow and such dealers may reallow a discount not in excess of ___%.

        After the initial public offering, such prices and discounts may be changed.

        The Underwriters may engage in over-allotment, stabilizing transactions, syndicate covering transactions and penalty bids in accordance with Regulation M under the Securities Exchange Act of 1934 (the "Exchange Act"). Over-allotment involves syndicate sales in excess of the offering size, which creates a syndicate short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specific maximum. Syndicate covering transactions involve purchases of the Notes in the open market after the distribution has been completed in order to cover syndicate short positions. Penalty bids permit the Underwriters to reclaim a selling concession from a syndicate member when the Notes originally sold by such syndicate member are purchased in a syndicate covering transaction to cover syndicate short positions. Such stabilizing transactions, syndicate covering transactions and penalty bids may cause the price of the Notes to be higher than it would otherwise be in the absence of such transactions. These transactions, if commenced, may be discontinued at any time.

                                REPORT OF EXPERTS

        The consolidated balance sheets of _______________ as of ______ __, ____ and ____ and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 1997, incorporated by reference in this Prospectus Supplement, have been incorporated herein in reliance on the report of _______________, independent accountants, given on the authority of that firm as experts in accounting and auditing.

                              CERTAIN LEGAL MATTERS

        Certain legal matters relating to the validity of the issuance of the Notes will be passed upon for the Depositor by Stroock & Stroock & Lavan LLP. Certain legal matters relating to the validity of the issuance of the Notes and certain legal matters relating to insolvency issues and certain federal income tax matters concerning the Notes will be passed upon for the Seller and the Depositor by Stroock & Stroock & Lavan LLP, New York, New York. Certain legal matters relating to the validity of the issuance of the Notes will be passed upon for the Underwriter by ____________________.

                             INDEX OF DEFINED TERMS

                                         PAGE
                                         ----
Accrual Period.............................4
Agreements................................29
Applicable Cut-Off Date....................1
Appraised Values..........................15
Available Funds Cap.......................30
Available Funds Cap Carry Forward Amounts.35
Available Funds Shortfall.................30
Book-Entry Notes..........................33
Cede......................................10
Cedel.....................................10
Citibank..................................33
Closing Date...............................1
CMT Index..................................3
CMT Loans..................................3
Compensating Interest.....................36
CPR.......................................26
Current Interest...........................4
Cut-Off Date...............................1
Date-of-Payment Loans.....................24
Definitive Note...........................33
Depositor..................................1
DOL.......................................39
DTC........................................1
ERISA.....................................11
Euroclear.................................10
European Depositaries.....................33
Event of Default...........................9
Excess Overcollateralization Amount.......37
Exchange Act..............................41
Final Determination.......................33
Fiscal Agent..............................35
Formula Note Rate..........................5
Funding Period.............................9
Home Equity Loans..........................1
Indenture..................................2
Indenture Trustee..........................1
Indenture Trustee Fee......................1
Initial Home Equity Loans..................2
Insured Payment............................8
Interest Carry Forward Amount..............4
Issuer.....................................1
LIBOR Determination Date..................32
Loan Balance...............................2
Loan-to-Value Ratios......................16
Majority Residualholders..................10
Maximum Collateral Amount..................5
Monthly Remittance Date....................7
Morgan....................................33
Mortgage Note..............................2
Mortgagor.................................24
Net Monthly Excess Cashflow...............30
Note Account..............................29
Note Insurance Policy......................1
Note Insurer...............................1
Note Insurer Default.......................8
Note Principal Balance.....................4
Note Rate..................................5
Noteholder................................33
Notes......................................1
One-Month LIBOR...........................32
Original Aggregate Loan Balance............5
Overcollateralization Amount..............36
Overcollateralization Deficit.............37
Overcollateralization Increase Amount.....37
Overcollateralization Reduction Amount....37
Owner Trustee Fee..........................1
Owners.....................................3
Payment Date...............................2
Percentage Interest.......................30
Plan Asset Regulation.....................39
Plans.....................................39
Pool.......................................1
Preference Amount..........................7
Pre-Funded Amount..........................2
Pre-Funding Account........................2
Premium Amount.............................7
Prepayments...............................13
Principal Payment Amount...................5
Properties.................................2
Rating Agencies...........................11
Realized Loss.............................37
Record Date................................4
Redemption Date............................5
Reference Banks...........................32
Register..................................29
Registrar.................................29
related Cut-Off Date.......................1
Relevant Depositary.......................33
REMIC.....................................11
Remittance Period..........................7
Residual Interest..........................1
Sale and Servicing Agreement...............2
Securities.................................1
Seller.....................................2
Servicer...................................2
Servicing Fee..............................7
Six-Month LIBOR Loans......................3
SMMEA.....................................11

Specified Overcollateralization Amount....37
Statistical Calculation Date...............2
Subsequent Cut-Off Date....................1
Subsequent Home Equity Loans...............2
Subsequent Transfer Agreement.............12
Subsequent Transfer Date...................9
Telerate Page 3750........................32
Total Available Funds.....................31
Total Monthly Excess Cashflow.............30
Total Monthly Excess Spread...............36
Trust......................................1
Trust Agreement............................1
Trust Estate...............................1
Trust Fees and Expenses....................9
Underwriter................................1
Underwriters..............................41
Underwriting Agreement....................41
Weighted Average life.....................25

        NO DEALER, SALESPERSON OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE DEPOSITOR OR BY THE UNDERWRITERS. THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS DO NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION. NEITHER THE DELIVERY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT INFORMATION HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF OR THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE DEPOSITOR SINCE SUCH DATE.

                                 --------------

                                TABLE OF CONTENTS

PROSPECTUS SUPPLEMENT                                  PAGE
                                                       ----
SUMMARY OF TERMS
RISK FACTORS
THE HOME EQUITY LOAN POOL
PREPAYMENT AND YIELD
CONSIDERATIONS
REPRESENTATIVE LOAN POOLS
ADDITIONAL INFORMATION
DESCRIPTION OF THE NOTES
THE INSURANCE POLICIES AND THE NOTE
INSURER
THE NOTE INSURER
CREDIT ENHANCEMENT
FEDERAL INCOME TAX CONSEQUENCES
STATE TAX CONSEQUENCES
ERISA CONSIDERATIONS
RATINGS
LEGAL INVESTMENT CONSIDERATIONS
UNDERWRITING
REPORT OF EXPERTS
CERTAIN LEGAL MATTERS

Prospectus
Prospectus Supplement
Reports to Holders
Available Information
Incorporation of Certain Documents by Reference
Summary of Terms
Risk Factors
The Depositor
The Seller and Servicer
Use of Proceeds
Description of the Securities

The Trust Funds
Enhancement
Servicing of Home Equity Loans
The Agreements
Certain Legal Aspects of the Home Equity Loans
Use of Proceeds
Federal Income Tax Consequences


          ------------------------------------------------------------


                             CENTEX HOME EQUITY LOAN
                                  OWNER TRUST A

                           $_________ ADJUSTABLE RATE
                             HOME EQUITY LOAN ASSET
                           BACKED NOTES, SERIES 199_-_

                             DUE _________ __, ____

                            CENTEX CREDIT CORPORATION
                            D/B/A CENTEX HOME EQUITY
                                  CORPORATION
                               SELLER AND SERVICER

                        CHEC ASSET RECEIVABLE CORPRATION
                                    DEPOSITOR



                                      -----
                              PROSPECTUS SUPPLEMENT
                                      -----




                                    [       ]


                                  ----- --, ---



          ------------------------------------------------------------

PROSPECTUS




                            ASSET-BACKED CERTIFICATES
                               ASSET-BACKED NOTES
                              (ISSUABLE IN SERIES)

                            ------------------------
                        CHEC ASSET RECEIVABLE CORPORATION
                                   (DEPOSITOR)
                            CENTEX CREDIT CORPORATION
                                      D/B/A
                         CENTEX HOME EQUITY CORPORATION
                              (SELLER AND SERVICER)

                            ------------------------

        The Asset-Backed Certificates (the "Certificates") and the Asset-Backed Notes (the "Notes" and, collectively with the Certificates, the "Securities") described herein may be sold from time to time in one or more series (each, a "Series") in amounts, at prices and on terms to be determined at the time of sale and to be set forth in a supplement to this Prospectus (a "Prospectus Supplement"). Each series (each a "Series") of Securities will include either one or more classes of Certificates or, if Notes are issued as part of a Series, one or more Classes of Notes and one or more Classes of Certificates, as set forth in the related Prospectus Supplement. Certain capitalized terms used herein are defined in "GLOSSARY OF TERMS" beginning on page __.

        The Certificates of a Series will evidence undivided interests in certain assets deposited into a trust (each, a "Trust Fund") by CHEC Asset Receivable Corporation (the "Depositor") pursuant to a Pooling and Servicing Agreement or a Trust Agreement, as described herein. The Notes of a Series will be issued and secured pursuant to an Indenture and will represent indebtedness of the related Trust Fund. The Trust Fund for a Series of Securities will include (a) Home Equity Loans, which may include one or more pools of closed-end home equity loans (the "Home Equity Loans"), secured by first or second mortgages on one- to four-family residential or mixed use properties, (b) certain monies received or due thereunder on or after the date specified in the related Prospectus Supplement (the "Cut-off Date") net of certain amounts payable to Centex Credit Corporation d/b/a Centex Home Equity Corporation, as servicer (the "Servicer" or in its capacity as seller, the "Seller") of the Home Equity Loans, (c) if specified in the related Prospectus Supplement, funds on deposit in one or more pre-funding accounts and/or capitalized interest accounts and (d) reserve funds, letters of credit, surety bonds, insurance policies or other forms of credit support as described herein and in the related Prospectus Supplement. Amounts on deposit in a pre-funding account for any Series will be used to purchase additional Home Equity Loans during the funding period specified in the related Prospectus Supplement in the manner specified therein. The amount initially deposited in a pre-funding account for a Series of Securities will not exceed fifty percent of the aggregate principal amount of such Series of Securities.

        Each Series of Securities will be issued in one or more classes (each, a "Class"). Interest on and principal of the Securities of a Series will be payable on the date or dates specified in the related Prospectus Supplement (each, a "Distribution Date"), at the times, at the rates, in the amounts and in the order of priority set forth in the related Prospectus Supplement.

        If a Series includes multiple Classes, such Classes may vary with respect to the amount, percentage (which may be 0%) and timing of distributions of principal, interest or both and one or more Classes may be subordinated to other Classes with respect to distributions of principal, interest or both as described herein and in the related Prospectus Supplement. The Home Equity Loans and other assets comprising the Trust Fund may be divided into one or more Asset Groups and each Class of the related Series will evidence beneficial ownership of the corresponding Asset Group, as applicable.

        SEE "RISK FACTORS" BEGINNING ON PAGE __ FOR MATERIAL RISKS TO BE CONSIDERED IN PURCHASING THE SECURITIES.

        The Seller, the Servicer, or such other entity that is specified in the related Prospectus Supplement, may, at its option, cause an early termination of one or more Classes of Securities by purchasing all or part of the Home Equity Loans remaining in the Trust Fund on or after a specified date, or on or after such time as the aggregate principal balance of the Securities of the Series or the Home Equity Loans relating to such Series, as specified in the related Prospectus Supplement, is less than the amount or percentage, not more than 25%, specified in the related Prospectus Supplement. See "DESCRIPTION OF THE SECURITIES--Optional Redemption, Purchase or Termination."

        The rate of reduction of the aggregate principal balance of each Class of a Series may depend principally upon the rate of payment (including prepayments) with respect to the Home Equity Loans. A rate of prepayment lower or higher than anticipated will affect the yield on the Securities of a Series in the manner described herein and in the related Prospectus Supplement. Under certain limited circumstances described herein and in the related Prospectus Supplement, a Series of Securities may be subject to termination or redemption.

        If specified in the related Prospectus Supplement, one or more elections may be made to treat certain assets comprising the Trust Fund for a Series as a "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes. See "FEDERAL INCOME TAX CONSEQUENCES."

        There currently is no secondary market for the Securities. There can be no assurance that any such market will develop or, if it does develop, that it will continue.

                     ---------------------------------------

 NOTES OF A GIVEN SERIES REPRESENT OBLIGATIONS OF, AND CERTIFICATES OF A SERIES
    EVIDENCE BENEFICIAL INTERESTS IN, THE RELATED TRUST FUND ONLY AND ARE NOT
     GUARANTEED BY ANY GOVERNMENTAL AGENCY OR BY THE DEPOSITOR, THE TRUSTEE,
        THE SERVICER, THE SELLER OR BY ANY OF THEIR RESPECTIVE AFFILIATES
      OR, UNLESS OTHERWISE SPECIFIED IN THE RELATED PROSPECTUS SUPPLEMENT,
               BY ANY OTHE PERSON OR ENTITY. THE ONLY OBLIGATIONS
               OF THE SELLER OR THE DEPOSITOR WITH RESPECT TO ANY
                SERIES OF SECURITIES WILL BE PURSUANT TO CERTAIN
                    REPRESENTATIONS AND WARRANTIES SET FORTH
                      IN THE RELATED AGREEMENT AS DESCRIBED
                       HEREIN OR IN THE RELATED PROSPECTUS
                                   SUPPLEMENT.

                     ---------------------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
             COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                  PROSPECTUS OR THE PROSPECTUS SUPPLEMENT. ANY
                       REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.

                     ---------------------------------------

        Retain this Prospectus for future reference. This Prospectus may not be used to consummate sales of securities offered hereby unless accompanied by a Prospectus Supplement.

        The date of this Prospectus is ____________, 199__.

                              PROSPECTUS SUPPLEMENT

        The Prospectus Supplement relating to a Series of Securities to be offered hereunder will, among other things, set forth with respect to such Series of Securities: (i) the aggregate principal amount, interest rate, and authorized denominations of each Class of such Securities; (ii) certain information concerning the Home Equity Loans; (iii) the terms of any Enhancement (as defined herein) with respect to such Series; (iv) the terms of any insurance related to the Home Equity Loans; (v) information concerning any other assets in the related Trust Fund, including any Reserve Fund; (vi) the Final Scheduled Distribution Date (as defined herein) of each Class of such Securities; (vii) the method to be used to calculate the amount of interest and principal required to be applied to the Securities of each Class of such Series on each Distribution Date, the timing of the application of interest and principal and the order of priority of the application of such interest and principal to the respective Classes and the allocation of interest and principal to be so applied; (viii) the Distribution Dates and any Assumed Reinvestment Rate (as defined herein); (ix) the amount, if any, deposited in the Pre-Funding Account (as defined herein) available to purchase additional Home Equity Loans, the length of the Pre-Funding Period (as defined herein) and the criteria for determining which additional Home Equity Loans may become part of the Trust Fund; (x) additional information with respect to the plan of distribution of such Securities; and (xi) whether one or more REMIC elections will be made with respect to some or all of the Trust Fund for such Series and if so, the designation of the Securities offered hereunder as regular interests or residual interests in a REMIC.

                               REPORTS TO HOLDERS

        Periodic and annual reports concerning the related Trust Fund for a Series of Securities are required under the related Agreements to be forwarded to Holders. Unless otherwise specified in the related Prospectus Supplement, such reports will not be examined and reported on by an independent public accountant. If so specified in the Prospectus Supplement for a Series of Securities, such Series or one or more Classes of such Series will be issued in book-entry form. In such event, (i) owners of beneficial interests in such Securities will not be considered "Holders" under the Agreements and will not receive such reports directly from the related Trust Fund; rather, such reports will be furnished to such owners through the participants and indirect participants of the applicable book-entry system and (ii) references herein to the rights of "Holders" shall refer to the rights of such owners as they may be exercised indirectly through such participants. See "THE AGREEMENTS--Reports to Holders."

                              AVAILABLE INFORMATION

        The Seller has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement under the Securities Act of 1933, as amended, with respect to the Securities. This Prospectus, which forms a part of the Registration Statement, and the Prospectus Supplement relating to each Series of Securities contain summaries of the material terms of the documents referred to herein and therein, but do not contain all of the information set forth in the Registration Statement pursuant to the Rules and Regulations of the Commission. For further information, reference is made to such Registration Statement and the exhibits thereto. Such Registration Statement and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Office located as follows, Midwest Regional Office, 500 West Madison Street, Chicago, Illinois 60661; and Northeast Regional Office, Seven World Trade Center, New York, New York 10048. The Commission maintains an Internet Web site that contains reports, proxy and information statements and other information regarding the registrants that file electronically with the Commission, including the Seller. The address of such Internet Web site is (http://www.sec.gov).

        Each Trust Fund will be required to file certain reports with the Commission pursuant to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Depositor and the Seller intend to cause each Trust Fund to suspend filing such reports if and when such reports are no longer required under the Exchange Act.

        No person has been authorized to give any information or to make any representation other than those contained in this Prospectus and any Prospectus Supplement with respect hereto and, if given or made, such information or representations must not be relied upon. This Prospectus and any Prospectus Supplement with respect hereto do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the Securities offered hereby and thereby nor an offer of the Securities to any person in any state or other jurisdiction in which such offer would be unlawful. The delivery of this Prospectus at any time does not imply that information herein is correct as of any time subsequent to its date.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

        All documents subsequently filed by or on behalf of the Trust Fund referred to in the accompanying Prospectus Supplement with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this Prospectus and prior to the termination of any offering of the Securities issued by such Trust Fund shall be deemed to be incorporated by reference in this Prospectus and to be a part of this Prospectus from the date of the filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for all purposes of this Prospectus to the extent that a statement contained herein (or in the accompanying Prospectus Supplement) or in any other subsequently filed document which also is or is deemed to be incorporated by reference modifies or replaces such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.


        The Seller on behalf of any Trust Fund will provide without charge to each person to whom this Prospectus is delivered, on the written or oral request of such person, a copy of any or all of the documents referred to above that have been or may be incorporated by reference in this Prospectus (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that this Prospectus incorporates).

                                SUMMARY OF TERMS

        The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each Series of Securities contained in the Prospectus Supplement to be prepared and delivered in connection with the offering of Securities of such Series. Capitalized terms used and not otherwise defined herein or in the related Prospectus Supplement shall have the meanings set forth in the "GLOSSARY OF TERMS" beginning on page __.

SECURITIES OFFERED.......................   Asset-Backed Certificates (the
                                            "Certificates") and Asset-Backed
                                            Notes (the "Notes"). Certificates
                                            are issuable from time to time in
                                            Series pursuant to a Pooling and
                                            Servicing Agreement or Trust
                                            Agreement. Each Certificate of a
                                            Series will evidence an interest in
                                            the Trust Fund for such Series, or
                                            in an Asset Group specified in the
                                            related Prospectus Supplement. Notes
                                            are issuable from time to time in a
                                            Series pursuant to an Indenture.
                                            Each Series of Securities will
                                            consist of one or more Classes, one
                                            or more of which may be Classes of
                                            Compound Interest Securities,
                                            Planned Amortization Class ("PAC")
                                            Securities, Variable Interest
                                            Securities, Zero Coupon Securities,
                                            Principal Only Securities, Interest
                                            Only Securities, Senior Securities
                                            or Subordinate Securities (each of
                                            which is generally described in the
                                            "GLOSSARY OF TERMS"). Each Class may
                                            differ in, among other things, the
                                            amounts allocated to and the
                                            priority of principal and interest
                                            payments, Final Scheduled
                                            Distribution Dates, Distribution
                                            Dates and interest rates. The
                                            Securities of each Class will be
                                            issued in fully registered form in
                                            the denominations specified in the
                                            related Prospectus Supplement. If so
                                            specified in the related Prospectus
                                            Supplement, the Securities or
                                            certain Classes of such Securities
                                            offered thereby may be available in
                                            book-entry form only. The related
                                            Prospectus Supplement will set forth
                                            whether there will be an application
                                            to list any Class of Securities on
                                            an exchange or to quote the
                                            securities in the automated
                                            quotation system of a registered
                                            securities association.

ISSUER...................................   The Trust Fund created pursuant to
                                            the applicable Pooling and Servicing
                                            Agreement or Trust Agreement, as
                                            applicable.

DEPOSITOR................................   CHEC Asset Receivable Corporation, a
                                            Delaware corporation, with its
                                            principal executive offices located
                                            at 2728 N. Harwood Street, Dallas,
                                            Texas 75201 and a telephone number
                                            of (214) 981-5000. See "THE
                                            DEPOSITOR."

SERVICER AND SELLER......................   Centex Credit Corporation d/b/a
                                            Centex Home Equity Corporation (in
                                            its capacity as seller of the Home
                                            Equity Loans, the "Seller" and in
                                            its capacity as servicer of the Home
                                            Equity Loans, the "Servicer", a
                                            Nevada corporation with its
                                            principal executive offices located
                                            at 2728 N. Harwood Street, Dallas
                                            Texas 75201 and a telephone number
                                            of (214) 981-5000. See "SELLER AND
                                            SERVICER."

INTEREST PAYMENT ......................     Interest payments on the Securities
                                            of a Series entitled by their terms
                                            to receive interest will be made on
                                            each Distribution Date, to the
                                            extent set forth in, and at the
                                            applicable rate specified in (or
                                            determined in the manner set forth
                                            in), the related Prospectus
                                            Supplement. The interest rate on
                                            Securities of a Series may be
                                            variable or change with changes in
                                            the rates of interest on the related
                                            Home Equity Loans and/or as
                                            prepayments occur with respect to
                                            such Home Equity Loans. Interest
                                            Only Securities may be assigned a
                                            "Notional Amount" which is used
                                            solely for convenience in expressing
                                            the calculation of interest and for
                                            certain other purposes and does not
                                            represent the right to receive any
                                            distributions allocable to
                                            principal. Principal Only Securities
                                            may not be entitled to receive any
                                            interest payments or may be entitled
                                            to receive only nominal interest
                                            payments. Interest payable on the
                                            Securities of a Series on a
                                            Distribution Date will include all
                                            interest accrued during the period
                                            specified in the related Prospectus
                                            Supplement. See "DESCRIPTION OF THE
                                            SECURITIES--Payments of Interest."

PRINCIPAL PAYMENTS.......................   All payments of principal of a
                                            Series of Securities will be made in
                                            an aggregate amount determined as
                                            set forth in the related Prospectus
                                            Supplement and will be paid at the
                                            times and will be allocated among
                                            the Classes of such Series in the
                                            order and amounts, and will be
                                            applied either on a pro rata or a
                                            random lot basis among all
                                            Securities of any such Class, all as
                                            specified in the related Prospectus
                                            Supplement.

FINAL SCHEDULED
 DISTRIBUTION DATE
 OF THE SECURITIES......................    The Final Scheduled Distribution
                                            Date with respect to each Class of
                                            Notes is the date no later than the
                                            date on which principal thereof will
                                            be fully paid and with respect to
                                            each Class of Certificates is the
                                            date after which no Certificates of
                                            such Class are expected to remain
                                            outstanding, in each case calculated
                                            on the basis of the assumptions
                                            applicable to such Series described
                                            in the related Prospectus
                                            Supplement. The Final Scheduled
                                            Distribution Date of a Class may
                                            equal the maturity date of the Home
                                            Equity Loan in the related Trust
                                            Fund which has the latest stated
                                            maturity or will be determined as
                                            described herein and in the related
                                            Prospectus Supplement.

                                            The actual final Distribution Date
                                            of the Securities of a Series will
                                            depend primarily upon the rate of
                                            payment (including prepayments,
                                            liquidations due to default, the
                                            receipt of proceeds from casualty
                                            insurance policies and repurchases)
                                            of the Home Equity Loans in the
                                            related Trust Fund. In general, the
                                            actual final Distribution Date of
                                            any Security is likely to occur
                                            earlier and may occur substantially
                                            earlier or, with respect to a Class
                                            of Certificates, may occur later
                                            than its Final

                                            Scheduled Distribution Date as a
                                            result of the application of
                                            prepayments to the reduction of the
                                            principal balances of the Securities
                                            and as a result of defaults on the
                                            Home Equity Loans. The rate of
                                            payments on the Home Equity Loans,
                                            in the Trust Fund for a Series will
                                            depend on a variety of factors,
                                            including certain characteristics of
                                            such Home Equity Loans and the
                                            prevailing level of interest rates
                                            from time to time, economic,
                                            demographic, tax and legal factors
                                            and servicing decisions. No
                                            assurance can be given as to the
                                            actual prepayment experience with
                                            respect to a Series. See "RISK
                                            FACTORS--Yield May Vary" and
                                            "DESCRIPTION OF THE
                                            SECURITIES--Weighted Average Life of
                                            the Securities."

OPTIONAL TERMINATION.....................   The Seller, the Servicer, or such
                                            other entity that is specified in
                                            the related Prospectus Supplement,
                                            may, at its option, cause an early
                                            termination of one or more Classes
                                            of Securities by purchasing all or
                                            part of the Home Equity Loans
                                            remaining in the Trust Fund on or
                                            after a specified date, or on or
                                            after such time as the aggregate
                                            principal balance of the Securities
                                            of the Series or the Home Equity
                                            Loans relating to such Series, as
                                            specified in the related Prospectus
                                            Supplement, is less than the amount
                                            or percentage, not more than 25%,
                                            specified in the related Prospectus
                                            Supplement. See "DESCRIPTION OF THE
                                            SECURITIES--Optional Redemption,
                                            Purchase or Termination."

SECURITIES INVOLVE
 RISKS...................................   An investment in the Securities of
                                            any Series involves material risks
                                            and should only be considered by
                                            investors which, either alone or
                                            together with their investment
                                            advisors, have the ability to
                                            understand such risks. See "RISK
                                            FACTORS" beginning on page __
                                            herein.

THE TRUST FUND...........................   The Trust Fund for a Series of
                                            Securities will consist of one or
                                            more of the assets described below,
                                            as described in the related
                                            Prospectus Supplement.

 A.  HOME EQUITY LOANS...................   The Home Equity Loans for a Series
                                            may consist of any combination of
                                            the following assets, to the extent
                                            and as specified in the related
                                            Prospectus Supplement.

   HOME EQUITY
    LOANS................................   Home Equity Loans for a Series will
                                            consist, in whole or in part, of
                                            "closed-end" home equity loans
                                            secured by first or second mortgages
                                            (the "Home Equity Loans"). The Home
                                            Equity Loans may, as specified in
                                            the related Prospectus Supplement,
                                            have various payment
                                            characteristics, including balloon
                                            or other irregular payment features,
                                            and may accrue interest at a fixed
                                            rate or an adjustable rate. Some
                                            Home Equity Loans may be delinquent
                                            or non-performing as specified in
                                            the related Prospectus Supplement.
                                            The Home

                                            Equity Loans will be originated by
                                            the Seller in the ordinary course of
                                            its business. The Home Equity Loans
                                            will be nonconventional loans.
                                            Additional Home Equity Loans may be
                                            periodically added to the Trust
                                            Fund, or may be removed from time to
                                            time if certain asset tests are met,
                                            all as described herein under "THE
                                            TRUST FUNDS" and in the related
                                            Prospectus Supplement.

                                            The Home Equity Loans will be
                                            secured by mortgages or deeds of
                                            trust or other similar security
                                            instruments creating a lien on a
                                            Mortgaged Property, which may be
                                            subordinated to one or more senior
                                            liens on such Mortgaged Property, as
                                            described herein under "THE TRUST
                                            FUNDS" and in the related Prospectus
                                            Supplement.

                                            The related Prospectus Supplement
                                            will describe certain
                                            characteristics of the Home Equity
                                            Loans for a Series, including,
                                            without limitation, and to the
                                            extent relevant: (a) the aggregate
                                            unpaid principal balance of the Home
                                            Equity Loans; (b) the range and
                                            weighted average Home Equity Loan
                                            Rate on the Home Equity Loans and in
                                            the case of adjustable rate Home
                                            Equity Loans, the range and weighted
                                            average of the Current Home Equity
                                            Loan Rates and the Lifetime Rate
                                            Caps, if any; (c) the range and the
                                            average outstanding principal
                                            balance of the Home Equity Loans;
                                            (d) the weighted average original
                                            and remaining term-to-stated
                                            maturity of the Home Equity Loans
                                            and the range of original and
                                            remaining terms-to-stated maturity,
                                            if applicable; (e) the range of
                                            Combined Loan-to-Value Ratios of the
                                            Home Equity Loans, computed in the
                                            manner described in the related
                                            Prospectus Supplement; (f) the
                                            percentage (by principal balance as
                                            of the Cut-off Date) of Home Equity
                                            Loans that accrue interest at
                                            adjustable or fixed interest rates;
                                            (g) any enhancement relating to the
                                            Home Equity Loans; (h) the
                                            geographic distribution of the
                                            Mortgaged Properties securing the
                                            Home Equity Loans; (i) the use and
                                            type of each Mortgaged Property
                                            securing a Home Equity Loan; (j) the
                                            lien priority of the Home Equity
                                            Loans; and (k) the delinquency
                                            status and year of origination of
                                            the Home Equity Loans.

 B.  COLLECTION, CERTIFICATE
     AND DISTRIBUTION ACCOUNTS...........   All payments on or with respect to
                                            the Home Equity Loans for a Series,
                                            net of amounts permitted to be
                                            retained by the Servicer pursuant to
                                            the Agreement, will be remitted by
                                            the Servicer directly to an account
                                            (the "Collection Account" or the
                                            "Certificate Account") to be
                                            established for such Series. The
                                            Trustee will be required to apply a
                                            portion of the amount in the
                                            Collection Account or the
                                            Certificate Account, to the payment
                                            of certain amounts payable to the
                                            Servicer under the related Agreement
                                            and any other person specified in
                                            the Prospectus Supplement, and to
                                            deposit a portion of the amount

                                            in the Collection Account into one
                                            or more separate accounts (each, a
                                            "Distribution Account") to be
                                            established for such Series, each in
                                            the manner and at the times
                                            established in the related
                                            Prospectus Supplement. All amounts
                                            deposited in such Distribution
                                            Account (or, if there is no
                                            Distribution Account, amounts
                                            remaining in the Certificate
                                            Account) will be available for (i)
                                            application to the payment of
                                            principal of and interest on such
                                            Series of Securities (or such Class
                                            or Classes specified in the related
                                            Prospectus Supplement) on the next
                                            Distribution Date, (ii) the making
                                            of adequate provision for future
                                            payments on certain Classes of
                                            Securities and (iii) any other
                                            purpose specified in the related
                                            Prospectus Supplement. After
                                            applying the funds in the Collection
                                            Account or the Certificate Account
                                            as described above, any funds
                                            remaining in such Accounts may be
                                            paid over to the Servicer, the
                                            Seller, any provider of Enhancement
                                            with respect to such Series (an
                                            "Enhancer") or any other person
                                            entitled thereto in the manner and
                                            at the times established in the
                                            related Prospectus Supplement.

 C.  PRE-FUNDING AND CAPITALIZED
     INTEREST ACCOUNTS...................   A Trust Fund may include one or more
                                            segregated trust accounts (each, a
                                            "Pre-Funding Account") for the
                                            related Series. On the closing date
                                            for such a Series, a portion of the
                                            proceeds of the sale of the
                                            Securities of such Series (such
                                            amount, the "Pre-Funded Amount")
                                            will be deposited in the Pre-Funding
                                            Account and may be used to purchase
                                            additional Home Equity Loans during
                                            the period of time, not to exceed
                                            six months, specified in the
                                            Agreement and described in the
                                            related Prospectus Supplement (the
                                            "Pre-Funding Period"). The Home
                                            Equity Loans to be so purchased will
                                            be required to have certain
                                            characteristics specified in the
                                            related Prospectus Supplement. If
                                            any Pre-Funded Amount remains on
                                            deposit in the Pre-Funding Account
                                            at the end of the Pre-Funding
                                            Period, such amount will be applied
                                            in the manner specified in the
                                            related Prospectus Supplement to
                                            prepay the Classes of Notes and/or
                                            the Certificates of the applicable
                                            Series specified in the related
                                            Prospectus Supplement. The amount
                                            initially deposited in a Pre-Funding
                                            Account for a Series of Securities
                                            will not exceed fifty percent of the
                                            aggregate principal amount of such
                                            Series of Securities. If a
                                            Pre-Funding Account is established,
                                            one or more segregated trust
                                            accounts (each, a "Capitalized
                                            Interest Account") may be
                                            established for the related Series.
                                            On the closing date for such Series,
                                            a portion of the proceeds of the
                                            sale of the Securities of such
                                            Series may be deposited in the
                                            Capitalized Interest Account and
                                            used to fund the excess, if any, of
                                            (x) the sum of (i) the amount of
                                            interest accrued on the Classes of
                                            Securities of such Series specified
                                            in the related Prospectus Supplement
                                            and (ii) if specified in the related
                                            Prospectus Supplement, certain fees
                                            or expenses during the Pre-Funding
                                            Period such as Trustee fees

                                       10

                                            and credit enhancement fees, over
                                            (y) the amount of interest available
                                            therefor from the Home Equity Loans
                                            in the Trust Fund. If so specified
                                            in the related Prospectus
                                            Supplement, amounts on deposit in
                                            the Capitalized Interest Account may
                                            be released to the Seller prior to
                                            the end of the Pre-Funding Period
                                            subject to the satisfaction of
                                            certain tests specified in the
                                            related Prospectus Supplement. Any
                                            amounts on deposit in the
                                            Capitalized Interest Account at the
                                            end of the Pre-Funding Period that
                                            are not necessary for such purposes
                                            will be distributed to the person
                                            specified in the related Prospectus
                                            Supplement.

SPECIAL PAYMENT FEATURES.................   A portion of the aggregate principal
                                            balance of the Home Equity Loans at
                                            any time may be "balloon loans" that
                                            provide for the payment of the
                                            unamortized principal balance of
                                            such Home Equity Loan in a single
                                            payment at maturity ("Balloon
                                            Loans"). Such Balloon Loans provide
                                            for equal monthly payments,
                                            consisting of principal and
                                            interest, generally based on a
                                            30-year amortization schedule, and a
                                            single payment of the remaining
                                            balance of the Balloon Loan
                                            generally 5, 7, 10, or 15 years
                                            after origination. See "RISK
                                            FACTORS--Risk of Higher Default
                                            Rates for Home Equity Loans with
                                            Balloon Loans."

REVOLVING PERIOD AND
AMORTIZATION PERIOD;
 RETAINED INTEREST.......................   If the related Prospectus Supplement
                                            so provides, there may be a period
                                            commencing on the date of issuance
                                            of a Class or Classes of Notes
                                            and/or Certificates of a Series and
                                            ending on the date set forth in the
                                            related Prospectus Supplement (each,
                                            a "Revolving Period") during which
                                            limited or no principal payments
                                            will be made to one or more Classes
                                            of Notes and/or Certificates of the
                                            related Series as are identified in
                                            such Prospectus Supplement. Some or
                                            all collections of principal
                                            otherwise allocated to such Classes
                                            of Notes or Certificates may be (i)
                                            utilized during the Revolving Period
                                            to acquire additional Home Equity
                                            Loans which satisfy the criteria
                                            described under "THE TRUST FUNDS"
                                            and the criteria set forth in the
                                            Agreement and described in the
                                            related Prospectus Supplement, (ii)
                                            held in an account and invested in
                                            Eligible Investments for later
                                            distribution to Securityholders,
                                            (iii) applied to those Notes or
                                            Certificates for such Series, if
                                            any, specified in the related
                                            Prospectus Supplement as then are in
                                            amortization, or (iv) otherwise
                                            applied to another Series if
                                            specified in the related Prospectus
                                            Supplement.

                                            An "Amortization Period" is the
                                            period during which an amount of
                                            principal is payable to Holders of
                                            Securities which, during the
                                            Revolving Period, were not otherwise
                                            entitled to such payments. If so
                                            specified in the related Prospectus
                                            Supplement, during an Amortization
                                            Period all or a portion of principal
                                            collections on


                                            the Home Equity Loans may be applied
                                            as specified above for a Revolving
                                            Period and, to the extent not so
                                            applied, will be distributed to the
                                            Classes of Notes and/or Certificates
                                            for such Series specified in the
                                            related Prospectus Supplement as
                                            then being entitled to payments of
                                            principal. In addition, if so
                                            specified in the related Prospectus
                                            Supplement, amounts deposited in
                                            certain accounts for the benefit of
                                            one or more Classes of Notes or
                                            Certificates for such Series may be
                                            released from time to time or on a
                                            specified date and applied as a
                                            payment of principal on such Classes
                                            of Notes and/or Certificates. The
                                            related Prospectus Supplement will
                                            set forth the circumstances which
                                            will result in the commencement of
                                            an Amortization Period.

                                            Each Series which has a Revolving
                                            Period may also issue to the Seller
                                            or one of its affiliates a
                                            certificate evidencing an undivided
                                            beneficial interest (a "Retained
                                            Interest") in such Series not
                                            represented by the other Securities
                                            issued by the related Trusts, the
                                            value of such Retained Interest will
                                            fluctuate as the amount of Notes and
                                            Certificates of the related Series
                                            of Securities outstanding is
                                            reduced.

ENHANCEMENT..............................   If and to the extent specified in
                                            the related Prospectus Supplement,
                                            enhancement with respect to a Series
                                            or any Class of Securities may
                                            include any one or more of the
                                            following: a financial guaranty
                                            insurance policy,
                                            overcollateralization, a letter of
                                            credit, a cash reserve fund,
                                            insurance policies, one or more
                                            Classes of Subordinate Securities,
                                            derivative products or other forms
                                            of credit enhancement, or any
                                            combination thereof (collectively,
                                            "Enhancement"). The Enhancement with
                                            respect to any Series or any Class
                                            of Securities may be structured to
                                            provide protection against
                                            delinquencies and/or losses on the
                                            Home Equity Loans, against changes
                                            in interest rates, or other risks,
                                            to the extent and under the
                                            conditions specified in the related
                                            Prospectus Supplement. Forms of
                                            Enhancement may provide for one or
                                            more Classes of Securities to be
                                            paid in foreign currencies. Any form
                                            of Enhancement will have certain
                                            limitations and exclusions from
                                            coverage thereunder, which will be
                                            described in the related Prospectus
                                            Supplement. Further information
                                            regarding any Enhancer, including
                                            financial information when material,
                                            will be included in the related
                                            Prospectus Supplement. See
                                            "ENHANCEMENT." With respect to any
                                            Series of Securities including one
                                            or more Classes of Notes,
                                            distributions in respect of the
                                            Certificates may be subordinated in
                                            priority of payment to payments on
                                            the Notes, to the extent specified
                                            in the related Prospectus
                                            Supplement.

                                            Enhancement for a Series may include
                                            one or more of the following types
                                            of Enhancement or such other type of
                                            Enhancement specified in the related
                                            Prospectus Supplement.

A.FINANCIAL GUARANTY INSURANCE POLICY..     Issued by a monoline insurance
                                            company and which, subject to the
                                            terms of such policy, will guarantee
                                            timely payment of interest on, and
                                            ultimate (as opposed to timely)
                                            payment of principal, of the
                                            applicable Class or Classes of
                                            Securities.

B.  OVERCOLLATERALIZATION................   Overcollateralization equals the
                                            excess of the aggregate principal
                                            balance of the Home Equity Loans
                                            over the aggregate principal balance
                                            of the Securities.
                                            Overcollateralization may take the
                                            form of the initial or subsequent
                                            deposit of Home Equity Loans to
                                            create such excess or may build over
                                            time from the application of certain
                                            excess cash amounts generated by the
                                            Home Equity Loans to accelerate the
                                            amortization of the applicable Class
                                            or Classes of Securities.

C.  LETTER OF CREDIT.....................   Issued by a bank or other financial
                                            institution in a maximum amount
                                            which may be permanently reduced as
                                            draws are made or may be replenished
                                            as previous draws are repaid from
                                            certain excess cash amounts
                                            generated by the Home Equity Loans.
                                            Draws may be made to cover
                                            shortfalls generally in collections,
                                            with respect to particular types of
                                            shortfalls such as those due to
                                            particular types of losses or with
                                            respect to specific situations such
                                            as shortfalls in amounts necessary
                                            to pay current interest.

D.  CASH RESERVE FUND....................   Partially or fully funded on the
                                            date of issuance or may be funded
                                            over time from certain excess cash
                                            amounts generated by the Home Equity
                                            Loans. Withdrawals may be made in
                                            circumstances similar to those for
                                            which draws may be made on a letter
                                            of credit.

E.  INSURANCE POLICIES...................   Insure a portion of the Home Equity
                                            Loans against credit losses,
                                            bankruptcy losses, fraud losses or
                                            special hazard losses not covered by
                                            typical homeowners insurance
                                            policies

F.  SUBORDINATE SECURITIES...............   Securities may be subordinated in
                                            the right to receive distributions
                                            to one or more other Classes of
                                            Securities of the same Series, some
                                            or all of which may themselves be
                                            subordinated to other Classes of
                                            such Series. Subordination may be
                                            with respect to distributions of
                                            interest, principal or both. In
                                            addition, all or portions of certain
                                            types of losses on the Home Equity
                                            Loans may be allocated to one or
                                            more Classes of the Subordinate
                                            Securities prior to the allocation
                                            thereof to other Classes of
                                            Subordinate Certificates and/or the
                                            Senior Securities of the applicable
                                            Series. As a result, holders of
                                            Subordinate Securities have a
                                            greater risk of loss and
                                            consequently a diminution in yield.

G.  DERIVATIVE PRODUCTS...................  May include a swap to convert floating or fixed rate payments, as
                                            applicable, on the Home Equity Loans
                                            into fixed or floating

                                            rate payments, as applicable, on the
                                            Securities or a cap or floor
                                            agreement intended to provide
                                            protection against changes in
                                            floating rates of interest payable
                                            on the Home Equity Loans and/or the
                                            Securities.

CREDIT QUALITY OF HOME EQUITY LOANS......   [Throughout its operating history,
                                            the Seller has focused on lending to
                                            individuals who have substantial
                                            equity in their homes but have
                                            impaired or limited credit histories
                                            See "RISK FACTORS-- Underwriting
                                            Standards May Affect Performance"
                                            and "THE SELLER AND MASTER SERVICER"
                                            herein. The Sellers have in the past
                                            and will in the future change their
                                            underwriting guidelines and
                                            procedures when, in their business
                                            judgment, competition or other
                                            conditions in their market so
                                            warrant. As a result, Home Equity
                                            Loans originated at different times
                                            may reflect different underwriting
                                            guidelines and be of different
                                            credit quality. However, any such
                                            differences will be reflected in the
                                            levels of Enhancement for the
                                            related Series of Securities.

SERVICING................................   The Servicer will be responsible for
                                            servicing, managing and making
                                            collections on the Home Equity Loans
                                            for a Series. The Servicer may enter
                                            into sub-servicing agreements with
                                            such entities that meet the
                                            requirements set forth in the
                                            related Agreement. Such
                                            sub-servicing arrangements will not
                                            relieve the Servicer of any
                                            liability it might otherwise have,
                                            had the sub-servicing arrangement
                                            not been entered into. Advances with
                                            respect to delinquent payments of
                                            principal and/or interest on a Home
                                            Equity Loan ("Delinquency Advances")
                                            will be made by the Servicer or a
                                            sub-servicer if and only to the
                                            extent described in the related
                                            Prospectus Supplement. Such advances
                                            will be intended to provide
                                            liquidity only and will be
                                            reimbursable to the extent specified
                                            in the related Prospectus
                                            Supplement, from scheduled payments
                                            of principal and/or interest, late
                                            collections, or from the proceeds of
                                            liquidation of the related Home
                                            Equity Loans or from other
                                            recoveries relating to such Home
                                            Equity Loans (including any
                                            insurance proceeds or payments from
                                            other credit support) or, to the
                                            extent specified in the related
                                            Prospectus Supplement, from payments
                                            or proceeds from other Home Equity
                                            Loans. If and to the extent
                                            specified in the related Prospectus
                                            Supplement, the Servicer or a
                                            sub-servicer will be entitled to
                                            advance its own funds to pay for any
                                            related expenses of foreclosure and
                                            disposition of any liquidated Home
                                            Equity Loan or related Mortgaged
                                            Property (the "Servicer Advances").
                                            See "SERVICING OF HOME EQUITY
                                            LOANS--Advances and Limitations
                                            Thereon." The Servicer or such
                                            sub-servicer will be entitled to be
                                            reimbursed for any such Servicer
                                            Advances as specified in the related
                                            Prospectus Supplement. In performing
                                            these functions, the Servicer will
                                            exercise the same degree of skill
                                            and care that it customarily
                                            exercises with respect to similar
                                            Home Equity Loans owned or

                                            serviced by it. Under certain
                                            limited circumstances, the Servicer
                                            may resign or be removed, in which
                                            event either the Trustee or a
                                            third-party servicer will be
                                            appointed as successor servicer. The
                                            Servicer will receive a periodic fee
                                            as servicing compensation (the
                                            "Servicing Fee") and may, as
                                            specified in the related Prospectus
                                            Supplement, receive certain
                                            additional compensation. The
                                            Servicer will pay any fees due the
                                            sub-servicers from the Servicing
                                            Fee. See "SERVICING OF HOME EQUITY
                                            LOANS--Servicing Compensation and
                                            Payment of Expenses."

FEDERAL INCOME TAX CONSEQUENCES
A.  DEBT SECURITIES AND REMIC RESIDUAL
     SECURITIES..........................   The federal income tax consequences
                                            to Securityholders will vary
                                            depending upon whether one or more
                                            elections are made to treat the
                                            Trust Fund or specified portions
                                            thereof as a REMIC under the
                                            provisions of the Internal Revenue
                                            Code of 1986, as amended (the
                                            "Code"). The Prospectus Supplement
                                            for each Series of Securities will
                                            specify whether such an election
                                            will be made. If a REMIC election is
                                            made, Securities representing
                                            regular interests in a REMIC (a
                                            "Regular Interest") will generally
                                            be taxable to holders in the same
                                            manner as evidences of indebtedness
                                            issued by the REMIC. Stated interest
                                            on such regular interests will be
                                            taxable as ordinary income and taken
                                            into account using the accrual
                                            method of accounting, regardless of
                                            the holder's normal accounting
                                            method.

                                            Securities that are Compound
                                            Interest Securities, Zero Coupon
                                            Securities or Interest Only
                                            Securities will, and certain other
                                            Classes of Securities may, be issued
                                            with original issue discount that is
                                            not de minimis. In such cases, the
                                            Holder will be required to include
                                            original issue discount in gross
                                            income as it accrues, which may be
                                            prior to the receipt of cash
                                            attributable to such income. If a
                                            Security is issued at a premium, the
                                            Holder may be entitled to make an
                                            election to amortize such premium on
                                            a constant yield method.

                                            If a Prospectus Supplement indicates
                                            that one or more REMIC elections
                                            will be made with respect to the
                                            related Trust Fund or certain assets
                                            of the related Trust Fund, assuming
                                            that such elections are timely made
                                            and all of the provisions of the
                                            applicable Agreement are complied
                                            with, Stroock & Stroock & Lavan LLP,
                                            special tax counsel to the Seller
                                            ("Federal Tax Counsel") is of the
                                            opinion that (a) each segregated
                                            pool of assets specified as a REMIC
                                            in such Agreement will constitute a
                                            REMIC for federal income tax
                                            purposes, (b) the Class or Classes
                                            of Securities of the related Series
                                            which are designated as "regular
                                            interests" in such Prospectus
                                            Supplement will be considered
                                            "regular interests" in a REMIC for
                                            federal income tax purposes and (c)
                                            the Class of Securities of the
                                            related

                                            Series which is designated as the
                                            "residual interest" in such
                                            Prospectus Supplement will be
                                            considered the sole class of
                                            "residual interests" in the
                                            applicable REMIC for federal income
                                            tax purposes. A REMIC will not be
                                            subject to entity-level tax. Rather,
                                            the taxable income or net loss of a
                                            REMIC will be taken into account by
                                            the holders of residual interests (a
                                            "Residual Interest"). In certain
                                            circumstances, the Holder of a
                                            Residual Interest may have REMIC
                                            taxable income or tax liability
                                            attributable to REMIC taxable income
                                            for a particular period in excess of
                                            cash distributions for such period
                                            or have an after-tax return that is
                                            less than the after-tax return on
                                            comparable debt instruments. In
                                            addition, a portion (or, in some
                                            cases, all) of the income from a
                                            Residual Interest (i) may not be
                                            subject to offset by losses from
                                            other activities or investments,
                                            (ii) for a Holder that is subject to
                                            tax under the Code on unrelated
                                            business taxable income, may be
                                            treated as unrelated business
                                            taxable income and (iii) for a
                                            foreign holder, may not qualify for
                                            exemption from or reduction of
                                            withholding. In addition, (i)
                                            Residual Interests are subject to
                                            transfer restrictions and (ii)
                                            certain transfers of Residual
                                            Interests will not be recognized for
                                            federal income tax purposes.
                                            Further, individual holders are
                                            subject to limitations on the
                                            deductibility of expenses of the
                                            REMIC. See "FEDERAL INCOME TAX
                                            CONSEQUENCES."

                                            To the extent the material federal
                                            income tax consequences differ from
                                            those disclosed herein, Federal Tax
                                            Counsel will file a tax opinion and
                                            related consent with the Commission.

B.  NON-REMIC PASS-THROUGH SECURITIES....   If a Prospectus Supplement indicates
                                            that a Trust Fund will be treated as
                                            a grantor trust for federal income
                                            tax purposes, assuming compliance
                                            with all of the provisions of the
                                            applicable Agreement, Federal Tax
                                            Counsel is of the opinion that (a)
                                            the Trust Fund will be considered to
                                            be a grantor trust under Subpart E,
                                            Part I of Subchapter J of the Code
                                            and will not be considered to be an
                                            association taxable as a corporation
                                            and (b) a Holder of the related
                                            Certificates will be treated for
                                            federal income tax purposes as the
                                            owner of an undivided interest in
                                            the Home Equity Loans included in
                                            the Trust Fund. If so provided in
                                            the Prospectus Supplement, holders
                                            of Securities of such Series
                                            ("Pass-Through Securities") will be
                                            treated as owning directly rights to
                                            receive certain payments of interest
                                            or principal, or both, on the Home
                                            Equity Loans held in the Trust Fund
                                            for such Series. All income with
                                            respect to a Stripped Security (as
                                            defined herein) will be accounted
                                            for as original issue discount and,
                                            unless otherwise specified in the
                                            related Prospectus Supplement, will
                                            be reported by the Trustee on an
                                            accrual basis, which may be prior to
                                            the receipt of cash associated with
                                            such income.

C.  OWNER TRUST SECURITIES...............   If a Prospectus Supplement indicates
                                            that one or more Classes of
                                            Securities of the related Series are
                                            to be treated as indebtedness for
                                            federal income tax purposes,
                                            assuming that all of the provisions
                                            of the applicable Agreement are
                                            complied with, Federal Tax Counsel
                                            is of the opinion that the
                                            Securities so designated will be
                                            considered indebtedness for federal
                                            income tax purposes. If a Prospectus
                                            Supplement indicates that a Trust
                                            Fund is to be treated as a
                                            partnership, assuming that all the
                                            provisions of the applicable
                                            Agreement are complied with, Federal
                                            Tax Counsel is of the opinion that
                                            the Trust Fund will not be treated
                                            as an association, taxable mortgage
                                            pool, or a publicly traded
                                            partnership taxable as a
                                            corporation. Each Noteholder, by the
                                            acceptance of a Note of a given
                                            Series, will agree to treat such
                                            Note as indebtedness, and each
                                            Certificateholder, by the acceptance
                                            of a Certificate of a given Series,
                                            will agree to treat the related
                                            Trust Fund for Federal tax purposes
                                            as a partnership in which such
                                            Certificateholder is a partner if
                                            there is more than one
                                            Certificateholder for federal income
                                            tax purposes, or to disregard the
                                            Trust as an entity separate from the
                                            Certificateholder if there is only
                                            one Certificateholder for federal
                                            income tax purposes. Alternative
                                            characterizations of such Trust Fund
                                            and such Certificates are possible,
                                            but would not result in materially
                                            adverse tax consequences to
                                            Certificateholders. See "FEDERAL
                                            INCOME TAX CONSEQUENCES."

                                            Generally, gain or loss will be
                                            recognized on a sale of Securities
                                            in the amount equal to the
                                            difference between the amount
                                            realized and the seller's tax basis
                                            in the Securities sold. The material
                                            federal income tax consequences for
                                            investors associated with the
                                            purchase, ownership and disposition
                                            of the Securities are set forth
                                            herein under "FEDERAL INCOME TAX
                                            CONSEQUENCES." The material federal
                                            income tax consequences for
                                            investors associated with the
                                            purchase, ownership and disposition
                                            of Securities of any particular
                                            Series will be set forth under the
                                            heading "FEDERAL INCOME TAX
                                            CONSEQUENCES" in the related
                                            Prospectus Supplement. See "FEDERAL
                                            INCOME TAX CONSEQUENCES."

ERISA CONSIDERATIONS.....................   Subject to the considerations
                                            discussed under "ERISA
                                            CONSIDERATIONS" herein and in the
                                            related Prospectus Supplement, the
                                            Notes may be eligible for purchase
                                            by employee benefit plans subject to
                                            the Employee Retirement Income
                                            Security Act of 1974, as amended
                                            ("ERISA"). See "ERISA
                                            CONSIDERATIONS" herein and in the
                                            related Prospectus Supplement.

LEGAL INVESTMENT.........................   Securities of each Series offered by
                                            this Prospectus and the related
                                            Prospectus Supplement will not
                                            constitute "mortgage

                                       17

                                            related securities" under the
                                            Secondary Mortgage Market
                                            Enhancement Act of 1984 ("SMMEA").
                                            See "LEGAL INVESTMENT."

RATINGS..................................   It will be a requirement for
                                            issuance of any Series that each
                                            Class of Securities offered by this
                                            Prospectus and the related
                                            Prospectus Supplement be rated by at
                                            least one Rating Agency in one of
                                            its four highest applicable rating
                                            categories. The rating or ratings
                                            applicable to Securities of each
                                            Series offered hereby and by the
                                            related Prospectus Supplement will
                                            be as set forth in the related
                                            Prospectus Supplement. A securities
                                            rating should be evaluated
                                            independently of similar ratings on
                                            different types of securities. In
                                            general, a securities rating
                                            addresses the likelihood that
                                            Holders will receive the
                                            distributions to which they are
                                            entitled. A securities rating is not
                                            a recommendation to buy, hold or
                                            sell securities and does not address
                                            the effect that the rate of
                                            prepayments on the Home Equity Loans
                                            for a Series may have on the yield
                                            to investors in the Securities of
                                            such Series. There is no assurance
                                            that the rating initially assigned
                                            to such Securities will not be
                                            subsequently lowered or withdrawn by
                                            the Rating Agency. In the event the
                                            rating initially assigned to any
                                            Securities is subsequently lowered
                                            for any reason, no person or entity
                                            will be obligated to provide any
                                            credit enhancement in addition to
                                            the Enhancement, if any, specified
                                            in the related Prospectus
                                            Supplement. See "RISK
                                            FACTORS--Ratings Are Not
                                            Recommendations."

REGISTRATION OF SECURITIES...............   Securities may be represented by
                                            global certificates and notes
                                            registered in the name of Cede & Co.
                                            ("Cede"), as nominee of the
                                            Depository Trust Company ("DTC") or
                                            another nominee. In such case,
                                            Securityholders will not be entitled
                                            to receive definitive certificates
                                            and/or notes representing such
                                            interests, except in certain
                                            circumstances described in the
                                            related Prospectus Supplement. See
                                            "DESCRIPTION OF THE
                                            SECURITIES--BOOK-ENTRY SECURITIES"
                                            herein.

                                       18

                                  RISK FACTORS

        Investors should consider, among other things, the following risk factors in connection with the purchase of the Securities.

        LACK OF SECONDARY MARKET LIMITS LIQUIDITY. There will be no market for the Securities of any Series prior to the issuance thereof, and there can be no assurance that a secondary market will develop or, if it does develop, that it will provide Holders with liquidity of investment or will continue for the life of the Securities of such Series. Further, if the Securities of a Series are not listed on an exchange or quoted in the automated quotation system of a registered securities association, investors may have limited liquidity.
See "PLAN OF DISTRIBUTION."

        HOME EQUITY LOANS ARE ONLY SOURCE OF REPAYMENT. The Securities of a Series will be payable solely from the assets of the Trust Fund for such Securities and any related Enhancement. There will be no recourse to the Depositor, the Seller, the Servicer or any other person for any default on the Notes or any failure to receive distributions on the Certificates. Further, certain Home Equity Loans and/or any balance remaining in the Collection Account, Certificate Account or Distribution Account immediately after making all payments due on the Securities of such Series and other payments specified in the related Prospectus Supplement, may be promptly released or remitted to the Depositor, the Seller, the Servicer, the Enhancer or any other person entitled thereto and will no longer be available for making payments to Holders. Consequently, Holders of Securities of each Series must rely solely upon payments with respect to the Home Equity Loans and the other assets constituting the Trust Fund for a Series of Securities, including, if applicable, any amounts available pursuant to any Enhancement for such Series, for the payment of principal of and interest on the Securities of such Series.

        Holders of Notes will be required under the Indenture to proceed only against the Home Equity Loans and other assets constituting the related Trust Fund in the case of a default with respect to such Notes and may not proceed against any assets of the Depositor, the Seller, the Servicer. There is no assurance that the market value of the Home Equity Loans or any other assets for a Series will at any time be equal to or greater than the aggregate principal amount of the Securities of such Series then outstanding, plus accrued interest thereon. Moreover, upon an event of default under the Indenture for a Series of Notes and a sale of the assets in the Trust Fund or upon a sale of the assets of a Trust Fund for a Series of Certificates, the Trustee, the Servicer, the Enhancer, if any, and any other service provider specified in the related Prospectus Supplement generally will be entitled to receive the proceeds of any such sale to the extent of unpaid fees and other amounts owing to such persons under the related Agreement prior to distributions to Holders of Securities. Upon any such sale, the proceeds thereof may be insufficient to pay in full the principal of and interest on the Securities of such Series.

        LIMITED PROTECTION AGAINST LOSSES. Although any Enhancement is intended to reduce the risk of delinquent payments or losses to Holders entitled to the benefit thereof, the amount of such Enhancement will be limited, as set forth in the related Prospectus Supplement, and will decline and could be depleted under certain circumstances prior to the payment in full of the related Series of Securities. As a result Holders may suffer losses. See "ENHANCEMENT."

        UNDERWRITING STANDARDS MAY AFFECT PERFORMANCE. As described herein under "THE SELLER AND SERVICER--Underwriting Guidelines Applicable to the Home Equity Loans," the Seller's underwriting standards generally are less stringent than those of traditional Fannie Mae or Freddie Mac with respect to a borrower's credit history and in certain other respects. A borrower's past credit history may not preclude the Seller from making a loan; however, it generally will reduce the size (and consequently the Combined Loan-to-Value Ratio) of the loan that the Seller is willing to make. As a result of this approach to underwriting, the Home Equity Loans may experience higher rates of delinquencies, defaults and foreclosures than mortgage loans underwritten in a more traditional manner.

        SUBORDINATION. The rights of holders of the Subordinate Securities, if any, of a Series to receive distributions with respect to collections on the Home Equity Loans will be subordinate to the rights of the holders of certain more senior Classes of Securities. Accordingly, the yields to maturity of the Subordinate Securities, if any, will be sensitive, in varying degrees, to defaults on the Home Equity Loans (and the timing thereof). Investors should fully consider the risks associated with an investment in the Subordinate Securities, if any, including the possibility that such investors may not fully recover their initial investment as a result of Realized Losses on the related Home Equity Loans. The Subordinate Securities may not be entitled to any principal distributions until the date specified in the related Prospectus Supplement. As a result, the weighted average lives of the Subordinate Securities will be longer than would be the case if distributions of principal were to be allocated on a pro rata basis among the Senior and Subordinate Securities. As a result of the longer weighted average lives of the Subordinate Securities, the Subordinate Securities have a greater risk of suffering a loss on their investments.

        JUNIOR LIENS CREATE ADDITIONAL RISK OF LOSS. If the Home Equity Loans in a Trust Fund are secured primarily by junior liens subordinate to the rights of the mortgagee under the related senior mortgage(s) or deed(s) of trust, the proceeds from any liquidation, insurance or condemnation proceedings will be available to satisfy the outstanding balance of such Home Equity Loans only to the extent that the claims of such senior mortgagees or beneficiaries have been satisfied in full, including any related foreclosure costs. In addition, a junior mortgagee may not foreclose on the Mortgaged Property securing a junior mortgage unless it forecloses subject to the senior mortgages, in which case it must either pay the entire amount due on the senior mortgages to the senior mortgagees at or prior to the foreclosure sale or undertake the obligation to make payments on the senior mortgages in the event the mortgagor is in default thereunder. The Trust Fund will not have any source of funds to satisfy the senior mortgages or deeds of trust or make payments due to the senior mortgagees or beneficiaries.

        PROPERTY VALUES MAY BE INSUFFICIENT. There are several factors that could adversely affect the value of the Mortgaged Properties such that the outstanding balance of the related Home Equity Loan, together with any senior financing on the Mortgaged Properties, would equal or exceed the value of the Mortgaged Properties. Among the factors that could adversely affect the value of the Mortgaged Properties are an overall decline in the residential real estate market in the areas in which the Mortgaged Properties are located or a decline in the general condition of the Mortgaged Properties as a result of failure of borrowers to maintain adequately the Mortgaged Properties or of natural disasters that are not necessarily covered by insurance, such as earthquakes and floods. Any such decline could extinguish the value of a junior interest in a Property before having any effect on the related senior interest therein. If such a decline occurs, the actual rates of delinquencies, foreclosure and losses on the junior Home Equity Loans could be higher than those currently experienced in the mortgage and home improvement lending industry in general.

        YIELD MAY VARY. The yield to maturity experienced by a Holder of Securities may be affected by the rate of payment of principal of the Home Equity Loans. The timing of principal payments of the Securities of a Series will be affected by a number of factors, including the following: (i) the extent of prepayments of the Home Equity Loans; (ii) the manner of allocating principal payments among the Classes of Securities of a Series as specified in the related Prospectus Supplement; and (iii) the exercise by the party entitled thereto of any right of optional termination. See "DESCRIPTION OF THE SECURITIES--Weighted Average Life of the Securities." The rate of prepayments may be affected by the characteristics of the Home Equity Loans, such as the loans-to-value ratios, interest rates and purposes of such loans, the prevailing level of interest rates, demographic, tax, and legal factors and servicing decisions. Prepayments may also result from repurchases of Home Equity Loans, due to material breaches of the Seller's representations and warranties AND AMOUNTS ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AT THE END OF THE PRE-FUNDING PERIOD.

        Interest payable on the Securities of a Series on a Distribution Date will include all interest accrued during the period specified in the related Prospectus Supplement. In the event interest accrues during the calendar month prior to a Distribution Date, the effective yield to Holders will be reduced from the yield that would otherwise be obtainable if interest payable on the Security were to accrue through the day immediately preceding each

Distribution Date, and the effective yield (at par) to Holders will be less than the indicated coupon rate. See "DESCRIPTION OF THE SECURITIES--Payments of Interest."

        INSUFFICIENT ADDITIONAL HOME EQUITY LOANS MAY ADVERSELY AFFECT YIELD. The ability of a Trust Fund to invest in additional Home Equity Loans during the related Pre-Funding Period will be dependent on the ability of the Sellers to originate Home Equity Loans that satisfy the requirements for transfer to the Trust Fund specified in the related Prospectus Supplement. The ability of the Seller to originate such Loans will be affected by a variety of factors, including the prevailing level of market interest rates, unemployment levels and consumer perceptions of general economic conditions. If the principal balance of additional Home Equity Loans delivered to the Trust Fund during the Pre-Funding Period is less than the Pre-Funded Amount, the Holders of the Securities of the related Series will receive a prepayment of principal as and to the extent described in the related Prospectus Supplement. Any such principal prepayment may adversely affect the yield to maturity of the applicable Securities. Since prevailing interest rates are subject to fluctuation, there can be no assurance that investors will be able to reinvest such a prepayment at yields equaling or exceeding the yields on the related Securities. It is possible that the yield on any such reinvestment will be lower, and may be significantly lower, than the yield on the related Securities.

        POTENTIAL LIABILITY FOR ENVIRONMENTAL CONDITIONS. Real property pledged as security to a lender may be subject to certain environmental risks. Under the laws of certain states, contamination of a property may give rise to a lien on the property to assure the costs of clean-up. In several states, such a lien has priority over the lien of an existing mortgage or owner's interest against such property. In addition, under the laws of some states and under the federal Comprehensive Environmental Response, Compensation, and Liability Act of 1980 ("CERCLA"), a lender may be liable, as an "owner" or "operator," for costs of addressing releases or threatened releases of hazardous substances that require remedy at a property, if agents or employees of the lender have become sufficiently involved in the operations of the borrower, regardless of whether or not the environmental damage or threat was caused by a prior owner. A lender also risks such liability on foreclosure of the Mortgaged Property.

        CONSUMER PROTECTION LAWS MAY AFFECT HOME EQUITY LOANS. Applicable state laws generally regulate interest rates and other charges and require certain disclosures. In addition, other state laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the Home Equity Loans. Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these laws, policies and principles may limit the ability of the Servicer to collect all or part of the principal of or interest on the Home Equity Loans, may entitle the borrower to a refund of amounts previously paid and, in addition, could subject the owner of the Home Equity Loan to damages and administrative enforcement.

        The Home Equity Loans are also subject to federal laws, including:

               (i) the federal Truth in Lending Act and Regulation Z promulgated thereunder, which require certain disclosures to the borrowers regarding the terms of the Home Equity Loans;

               (ii) the Equal Credit Opportunity Act and Regulation B promulgated thereunder, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit;

               (iii) the Americans with Disabilities Act, which, among other things, prohibits discrimination on the basis of disability in the full and equal enjoyment of the goods, services, facilities, privileges, advantages or accommodations of any place of public accommodation; and

               (iv) the Fair Credit Reporting Act, which regulates the use and reporting of information related to the borrower's credit experience.

        Violations of certain provisions of these federal laws may limit the ability of the Servicer to collect all or part of the principal of or interest on the Home Equity Loans and in addition could subject the Trust Fund to damages and administrative enforcement. The Home Equity Loans may be subject to the Home Ownership and Equity Protection Act of 1994 (the "Act") which amended the Truth in Lending Act as it applies to mortgages subject to the Act. The Act requires certain additional disclosures, specifies the timing of such disclosures and limits or prohibits inclusion of certain provisions in mortgages subject to the Act. The Act also provides that any purchaser or assignee of a mortgage covered by the Act is subject to all of the claims and defenses which the borrower could assert against the original lender. The maximum damages that may be recovered under the Act from an assignee is the remaining amount of indebtedness plus the total amount paid by the borrower in connection with the Home Equity Loan. If the Trust Fund includes Home Equity Loans subject to the Act, it will be subject to all of the claims and defenses which the borrower could assert against the Seller. Any violation of the Act which would result in such liability would be a breach of the Seller's representations and warranties and the Seller would be obligated to cure, repurchase or, if permitted by the Agreement, substitute for the Home Equity Loan in question. In addition, numerous other federal and state statutory provisions, including the federal bankruptcy laws, the Soldiers' and Sailors' Civil Relief Act of 1940 and state debtor relief laws, may also adversely affect the Servicer's ability to collect the principal of or interest on the Home Equity Loans and also would affect the interests of the Securityholders in such Home Equity Loans if such laws result in the Home Equity Loans being uncollectible. See "CERTAIN LEGAL ASPECTS OF THE HOME EQUITY LOANS."

        RISK OF HIGHER DEFAULT RATES FOR HOME EQUITY LOANS WITH BALLOON LOANS. A portion of the aggregate principal balance of the Home Equity Loans at any time may be "balloon loans" that provide for the payment of the unamortized principal balance of such Home Equity Loan in a single payment at maturity ("Balloon Loans"). Such Balloon Loans provide for equal monthly payments, consisting of principal and interest, generally based on a 30-year amortization schedule, and a single payment of the remaining balance of the Balloon Loan generally 5, 7, 10, or 15 years after origination. Amortization of a Balloon Loan based on a scheduled period that is longer than the term of the loan results in a remaining principal balance at maturity that is substantially larger than the regular scheduled payments. The Seller does not have any information regarding the default history or prepayment history of payments on Balloon Loans. Because borrowers of Balloon Loans are required to make substantial single payments upon maturity, it is possible that the default risk associated with the Balloon Loans is greater than that associated with fully-amortizing Home Equity Loans.

        INSOLVENCY OF SELLER MAY CAUSE LOSSES. The Seller intends that its transfer of the Home Equity Loans to the Depositor and the Depositor intends that its subsequent transfer of the Home Equity Loans to a Trust Fund will each constitute a sale, and the Depositor, the Seller and the Trust Fund will agree to treat each such transfer as a sale. In the event of the insolvency of Seller, the trustee in bankruptcy or the Seller (as applicable), as debtor-in-possession, may attempt to recharacterize such a sale as a loan by the Trust Fund to the Depositor or the Seller, as applicable, secured by the pledge of the related Home Equity Loans. If such an attempt were to be successful, Holders of Securities could receive a prepayment of all or part of their Securities. Any such prepayment would adversely affect the yield on such Securities and could result in a loss. Even if such an attempt were to be unsuccessful, Holders of Securities could experience delays in distributions which would adversely affect the yield on the related Securities.

        RATINGS ARE NOT RECOMMENDATIONS. It will be a condition to the issuance of a Series of Securities that each Class be rated in one of the four highest rating categories by the Rating Agency identified in the related Prospectus Supplement. Any such rating would be based on, among other things, the adequacy of the value of the Home Equity Loans and any Enhancement with respect to such Series. In general, a securities rating addresses the likelihood that Holders will receive the distributions to which they are entitled. Such rating should not be deemed a recommendation to purchase, hold or sell Securities, inasmuch as it does not address market price or suitability for a particular investor and does not address the likelihood of prepayments or the possibility that investors may receive a lower than anticipated yield. There is also no assurance that any such rating will remain in effect for any given period of time or may not be lowered or withdrawn entirely by the Rating Agency if in its judgment circumstances in the future so warrant. In addition to being lowered or withdrawn due to any erosion in the adequacy of the value of the Home Equity Loans, such rating might also be lowered or withdrawn, among other reasons, because of an adverse change in the financial or other condition of an Enhancer or a change in the rating of such Enhancer's long term debt. Any such reduction or withdrawal in the rating assigned to the Securities may adversely affect the liquidity of and yield on such Securities.

BOOK ENTRY REGISTRATION. Because transfers and pledges of the Securities may be effected only through book entries at a clearing agency through clearing agency participants, the liquidity of the secondary market for Securities may be reduced to the extent that some investors are unwilling to hold Securities in book entry form in the name of clearing agency participants and the ability to pledge Securities may be limited due to lack of a physical certificate. Holders, in certain cases, experience delay in the receipt of payments of principal and interest because such payments will be forwarded by the Trustee to the clearing agency who will then forward payment to the clearing agency participants who will thereafter forward payment to Holders. In the event of the insolvency of the clearing agency or of a clearing agency participant in whose name Securities are recorded, the ability of Holders to obtain timely payment and (if the limits of applicable insurance coverage by the Securities Investor Protection Corporation are exceeded, or if such coverage is otherwise unavailable) ultimate payment of principal and interest on Securities may be impaired.

                                  THE DEPOSITOR

        CHEC Asset Receivable Corporation (the "Depositor") was incorporated in the State of Nevada on May 28, 1998, and is a wholly-owned subsidiary of the Seller. The Depositor maintains its principal offices at 2728 N. Harwood Street, Dallas, Texas 75201. Its telephone number is (214) 981-5000.

        The Seller does not have, nor is it expected in the future to have, any significant assets.

                                 USE OF PROCEEDS

Net proceeds from the sale of the Securities of each Series may be applied by the Depositor to the purchase of Home Equity Loans from the Seller and to make the initial deposits, if any, into the Pre-Funding Account and Capitalized Interest Account. Such net proceeds (net of any such deposits to such accounts) will (together with the Class R Certificates) represent the purchase price to be paid by the Depositor to the Seller for such Home Equity Loans.

                                   THE SELLER
                                  AND SERVICER

GENERAL

        The Seller and Servicer, Centex Credit Corporation d/b/a Centex Home Equity Corporation, a Nevada corporation is a sub-prime mortgage lender formed in 1994 that engages in originating primarily non-conforming home equity loans, directly through four major origination sources. The Seller was originally named Nova Credit Corporation and was headquartered in Denver, Colorado. In January of 1997, the Seller's operations were moved to Dallas, Texas and the Seller underwent a reorganization and the hiring of a new management team. In April of 1997, the Seller's name was changed to Centex Credit Corporation d/b/a Centex Home Equity Corporation. The Seller is a unit of Centex Financial Services, a financial services subsidiary of Centex Corporation, headquartered in Dallas. Centex Corporation is a publicly traded, diversified company with a market capitalization of approximately $1.7 billion and is primarily engaged in the home building, financial services, contracting and construction services industries. The Seller is also affiliated with CTX Mortgage Company, a Nevada corporation ("CTX Mortgage"), which originates home equity loans conforming to Fannie Mae and/or Freddie Mac guidelines. Since inception, the Seller has focused on lending to individuals who have substantial equity in their homes but have impaired or limited credit histories. The Seller's home equity loans to these borrowers are made for such purposes as debt consolidation, refinancing, home improvement or educational expenses. Substantially all of the Seller's home equity loans are secured by first or second mortgage liens on one-to four-family residences, and have amortization schedules ranging from five years to 30 years. _____ % of the Seller's home equity loans bear interest at fixed rates and
_____% of the Seller's home equity loans bear interest at adjustable rates.

        The Seller is currently licensed to do business in 47 states plus the District of Columbia and employs approximately 550 people located in 45 offices in 35 states. The Seller originates home equity loans through its retail branch network of 27 branch offices located in 20 states. In addition, the Seller originates home equity loans through a broker referral network from five division offices with a total of 11 regions. A third production source for the Seller is referral of home equity loans from its affiliate conforming mortgage company, CTX Mortgage. The final source of origination of home equity loans is the Seller's direct sales unit which sources loans through telemarketing and direct mail efforts. All home equity loans are originated in the name of Centex Home Equity Corporation or in the name of an affiliate of Centex Home Equity Corporation. The Seller's strategy is to utilize these origination channels to generate growth in the volume of the home equity loans originated while diversifying sources of the home equity loans and maintaining emphasis on its underwriting standards.

        The Seller has centralized its underwriting, servicing and quality control functions in its Dallas headquarters.

        The Seller's headquarters are located at 2728 North Harwood Street, Dallas, Texas, 75201 and its telephone number is (214) 981-5600.

UNDERWRITING GUIDELINES APPLICABLE TO THE HOME EQUITY LOANS

        The Pre-Underwriting Process. The Seller's home equity loan application process is conducted by the Seller's branch officers and approved mortgage brokers who compile information necessary for the Seller's underwriting department to evaluate the home equity loan. The approval process is generally coordinated over the telephone with applications and credit reports obtained by branch processors or brokers usually sent by facsimile transmission to the processing department at one of the Seller's offices. Branch personnel communicate with the Seller's centralized underwriting staff, located in Dallas, Texas, which consists of approximately 23 underwriters. Branch operation personnel review the applicant's credit history, based on the information contained in the application as well as reports available from credit reporting bureaus, to see if the credit history is acceptable given the Seller's underwriting guidelines. A credit report from one approved repository is required for pre-approval and at least two reports are required prior to underwriting review. These credit reports are the primary means utilized to verify each borrower's mortgage and other debt payment histories. Based on this review, the proposed terms of the home equity loan are then communicated to the branch officer or broker responsible for the application who in turn discusses the proposal with the home equity loan applicant. If the applicant accepts the proposed terms, a branch officer or broker will gather additional information necessary for the underwriting, closing, and funding of the loan.

        The Standard Non-Conforming Program. The Home Equity Loans were originated under the Seller's Standard Non-Conforming Program. The Standard Non-Conforming Program is applicable to residential loans, which, for credit reasons do not conform to traditional lenders' underwriting guidelines such as those employed by savings and loans and commercial banks. The Seller began underwriting home equity loans in accordance with such standards in May, 1997.

        The Seller's underwriting standards under the Standard Non-Conforming Program are primarily intended to assess creditworthiness of the mortgagor, the value of the mortgaged property and to evaluate the adequacy of such property as collateral for the home equity loan. While the Seller's primary consideration in underwriting a home equity loan is the borrower's employment stability and debt-to-income ratio, the condition of the collateral and value of the mortgaged property relative to the amount of the home equity loan is another critical factor. In addition, it also considers, among other things, a mortgagor's credit history and repayment ability, as well as the type and use of the mortgaged property.

        The Seller currently employs approximately 23 underwriters and has its underwriting functions centralized in its Dallas, Texas headquarters. The Seller does not delegate underwriting authority to any broker or correspondent. The Seller's underwriting department functions independently of its mortgage origination departments. Underwriters are compensated on a salary basis, and are not compensated on commission.

        The Seller's policy is that every home equity loan is reviewed and approved by an underwriter with assigned approval authorities. Home equity loans exceeding those authorities require a second approval, generally from a manager of underwriting or an underwriting supervisor.

        The Seller has established classifications with respect to the credit profile of the applicant, and each loan is placed into one of seven ratings "A+" through "D". Terms of loans made by the Seller as well as maximum loan-to-value ratios and debt-to-income ratios vary depending on the classification of the applicant. Home equity loan applicants with less favorable credit ratings are generally offered home equity loans with higher interest rates and lower loan-to-value ratios than applicants with more favorable credit ratings.

        The home equity loans underwritten under the Seller's Non-Conforming Programs are adjustable and fixed rate loans. Except for Balloon Loans, the fixed rate home equity loans originated by the Seller have amortization schedules ranging from 5 years to 30 years, generally require equal monthly payments which are due as of a scheduled day of each month which is fixed at the time of origination. The fixed rate Balloon Loans, originated by the Seller, generally provide for scheduled amortization over 30 years, with a maturity date and a balloon payment at the end of the fifteenth year. The Seller originates adjustable rate loan products that bear interest at rates which adjust based on Six-Month LIBOR, with the initial rate adjustment date being either six months after the date of origination of such Loan ("Six-Month ARMs") or 24 months after the date of origination of such loan ("2/28 ARMs," and together with the Six-Month ARMs, "ARMs"). The Six-Month ARMs amortize over 15 or 30 years, adjust every six months and allow for a maximum periodic rate adjustment of __%. The maximum adjustment over the life of a Six-Month ARM is capped at 7% and the minimum interest rate is the initial rate of such Six-Month ARM. The 2/28 ARMs amortize over 30 years, have an initial interest rate adjustment date which is 24 months after the date of origination and allow for a maximum rate adjustment on the initial interest rate adjustment date of ____%. After the initial rate adjustment date, the 2/28 ARMs adjust every six months, allow for a maximum periodic interest rate adjustment of ____%, have a lifetime cap on interest rate adjustments of 7% and allow for a minimum rate [equal to the initial interest rate of such loan]. The Seller does not currently originate ARMs with a balloon feature. The principal amounts of the home equity loans originated by the Seller generally range from a minimum of $5,000 to a maximum of $500,000. The collateral securing loans originated by the Seller are generally one-to four-family residences, including condominiums, townhomes and manufactured housing treated as real property under applicable state law, and such properties may or may not be occupied by the owner. It is the Seller's policy not to accept commercial properties, mixed-use properties or unimproved land as collateral. Rural property requires a 5% reduction in loan-to-value ratio. Second mortgages require a 5% reduction on owner occupied property. The Seller does not originate second mortgage lien home equity loans where any senior mortgage lien allows for open-end advances or negative amortization, is a private party mortgage or has shared appreciation provisions.

        The home equity loans underwritten under the Standard Non-Conforming Program are underwritten pursuant to the "Full Documentation" residential loan program (the "Full Documentation Program"), the "Limited Documentation" residential loan program (the "Limited Documentation Program") or the "Stated Income" residential loan program (the "State Income Program"). Under each of these programs, the Seller reviews the home equity loan applicant's source of income, calculates the amount of income from sources indicated on the loan application or similar documentation, reviews the credit history of the applicant, calculates the debt-to-income ratio to determine the applicant's ability to repay the home equity loan, reviews the type and use of the property being financed and reviews the property for compliance with the Seller's standards. In determining an applicants ability to repay a (i) Six-Month ARM, the Seller uses a rate equal to Six-Month LIBOR plus a margin and (ii) 2/28 ARM, the Seller uses a rate equal to ______ (each of the rates referred to in Classes
(i) and (ii) being a "Qualifying Rate"). It is the policy of the Seller for its underwriting process to consist of a thorough credit review and a thorough appraisal review on each home equity loan by its underwriting department and (i) a separate appraisal review by the Seller's appraisal review department on home equity loans with a 85% loan-to-value ratio or greater, and, (ii) a full compliance review, to ensure that all documents have been properly prepared, all applicable disclosures given in a timely fashion, and proper compliance with all federal and state regulations. Appraisals are performed by third party independent, fee-based, state licensed appraisers approved by the Seller's staff appraiser and generally conform to current FNMA/FHLMC secondary market requirements for residential property appraisals. Each such appraisal includes, among other things, an inspection of the interior and exterior of the subject property and data from sales within the same general location as the subject property where available.

        The Seller's underwriting criteria require it to verify the income of each borrower and the source of funds (if applicable). It is the policy of the Seller that home equity loans to borrowers who are salaried employees be supported by current employment information in addition to employment history. This information for salaried borrowers is verified based on written confirmation from employers, one or more pay-stubs, recent W-2 tax forms or recent tax returns. A telephone confirmation of employment is made regardless of the origination program. Under the Stated Income Program borrowers are qualified based upon monthly income as stated on the home equity loan application and telephone confirmation of employment. Self-employed borrowers under the Stated Income Program are required to submit a business license, current bank statements, and verification with directory assistance to ensure existence of the business. Under the Limited Documentation Program self employed borrowers are qualified based upon monthly income stated on the home equity loan application. Current tax return or six months of current bank statements and a signed profit and loss statement are obtained to verify existence of business and acceptable cash flow. Verification of the source of funds (if any) required by the applicant is generally required under purchase money programs in the form of a standard verification of deposit, current bank statement or other acceptable documentation. Twelve months of mortgage payments or rental history must be verified by lender or landlord. If appropriate compensating factors exist, the Seller may waive certain documentation requirements for individual borrowers. All documentation should be no more than 60 days old at underwriting and no more than 90 days old at the time of the funding of the related loan. Upon completion of a home equity loan's underwriting and processing, the closing of the loan is scheduled with a closing attorney or agent approved by the Seller. The closing attorney or agent is responsible for completing the loan closing transaction in accordance with applicable law and the Seller's operating procedures. Title insurance that insures the Seller's interest as mortgagee and evidence of adequate homeowner's insurance naming the Seller [and its assignees] as an additional insured party are required on all loans. The general criteria used by the Seller's Underwriting staff in classifying loan applicants are set forth below:

UNDERWRITING CRITERIA OF THE SELLER

        "A+" Risk. Under the "A+" risk category, the prospective borrower must have repaid installment or revolving consumer debt according to its terms with no 30-day late payments within the last 12 months and within the prior 12 month period no 30-day late payments are permitted on an existing home equity loan. No collection accounts, unpaid charge-offs, judgments or a derogatory public record is permitted within the past two years (medical collections under $500.00 are excluded, but must be explained by the borrower). No bankruptcy, foreclosure or repossession may have occurred during the proceeding seven years commencing from the date of discharge or the date the foreclosure was filed. No State or Federal Tax liens (paid or unpaid) and no delinquent property taxes are permitted. A maximum Loan-to-Value Ratio of 90% for home equity loans originated under the Full Documentation Program (85% for Limited Documentation Program or 80% if the home equity loan is originated under the Stated Income Program) is permitted for a home equity loan less than $500,000 on an owner-occupied property. A maximum Loan-to-Value Ratio of 85% for a home equity loan originated under the Full Documentation Program (75% for Limited Documentation Program or 70% if the home equity loan is originated under the Stated Income Program) is permitted for a home equity loan less than $500,000 on non-owner occupied property. The maximum debt service-to-income ratio is 45%.

        "A-1" Risk. Under the "A-1" risk category, the prospective borrower must have generally repaid installment or revolving debt according to its terms with no 60-day late payments within the last 24 months. A maximum of one 30-day late payment is acceptable in the last 12 months on an existing home equity loan. Consecutive 30-day delinquencies may be considered as a single late. This is limited to 30-day lates only. Minor derogatory items are allowed as to non-mortgage credit. No collection accounts, charge-offs or judgments over $500 within the last two years are allowed. No bankruptcy or notice of default filings by the borrower may have occurred during the preceding five years. A maximum Loan-to-Value Ratio of up to 90% (85% for Limited Documentation Program or 80% for home equity loans originated under the Stated Income Program) is permitted for a home equity loan on a 1-4 family owner-occupied property. A maximum Loan-to-Value Ratio of up to 85% (75% for Limited Documentation Program or 65% for home equity loan originating under the Stated Income Program) is permitted for a home equity loan on a non-owner occupied property. The debt service-to-income ratio generally is 50% or less based on the Qualifying Rate. The maximum loan amount is $500,000 for a 1-4 family property under the Full Documentation Program. Exceptions to the maximum loan amount for a single-family owner occupied property are considered by the Seller on a limited basis. The maximum loan amount is $250,000 for a home equity loan on a 1-4 family property under the Limited Documentation Program or Stated Income Program.

        "A-2" Risk. Under the "A-2" risk category, the prospective borrower must have generally repaid installment or revolving debt according to its terms with no 90-day late payments on such obligations within the last 12 months. A maximum of two 30-day late payments and no 60-day late payments within the last 12 months is acceptable on an existing home equity loan. Minor derogatory items are allowed as to non-mortgage credit. No collection accounts, charge-offs or judgments over $1,000 within the last two years are allowed. No bankruptcy or notice of default filings by the borrower may have occurred during the preceding three years. A maximum Loan-to-Value Ratio of up to 90% (80% for Limited Documentation Program or 75% for home equity loans originated under the Stated Income Program.) is permitted for a home equity loan on a non-owner occupied property. The debt service-to-income ratio generally is 50% or less based on the Qualifying Rate. The maximum loan amount is $500,000 for a 1-4 family property under the Full Documentation Program. Exceptions to the maximum loan amount for a single-family, owner occupied property are considered by the Seller on a limited basis. The maximum loan amount is $250,000 for a home equity loan on a 1-4 family property under the Limited Documentation Program or Stated Income Program.

        "B" Risk. Under the "B" risk category the prospective borrower must have generally repaid consumer debt according to its terms with no 120-day late payments on such obligations within the last 12 months. A maximum of three 30-day late payments within the last 12 months is acceptable on an existing home equity loan on the subject property. As to non-mortgage credit, some prior defaults may have occurred. Isolated and insignificant collections and/or charge-offs and judgments within the last 24 months less than $2,500 are acceptable. Collection accounts, unpaid charge-offs or judgments are not required to be paid from the proceeds of the home equity loan if less than $2,500. No bankruptcy or notice of default filings by the borrower may have occurred during the preceding 24 months. A maximum Loan-to-Value Ratio of 85% (80% for Limited Documentation Program or 75% Stated Income Program) is permitted for a home equity loan on a 1-4 family owner occupied property. A maximum Loan-to-Value Ratio of 75% (70% for Limited Documentation Program or 65% for home equity loans originated under the Stated Income Program) is permitted for a home equity loan on a non-owner occupied property. The debt service-to-income ratio generally is 50% or less based on the Qualifying Rate. The maximum loan amount is $500,000 for a 1-4 family property, under the Full Documentation Program. The maximum loan amount is $250,000 for home equity loans originated under the Limited Documentation Program or Stated Income Program.

        "C-1" Risk. Under the "C-1" risk category, the prospective borrower may have experienced significant credit problems in the past. A maximum of 120 days delinquency on installment debt within the last twelve months is acceptable. A maximum of four 30-day late payments and one 60-day late payment within the last 12 months is acceptable on an existing home equity loan. The existing home equity obligation can be up to 60 days past due at the funding of the loan. As to non-mortgage credit, significant prior defaults may have occurred. There may be open collections or charge-offs not to exceed $2,500 and up to $5,000 in isolated circumstances. However, collection accounts, unpaid charge-offs or judgments are not required to be paid from the proceeds of the home equity loan if less than $2,500. No bankruptcy or notice of default filings by the borrower may have occurred during the preceding 12 months. A maximum Loan-to-Value Ratio of 80% (75% on Limited Documentation Program or 70% for home equity loans originated under the Stated Income Program) is permitted for a home equity loan on a 1-4 family owner-occupied property. A maximum Loan-to-Value Ratio of 70% (65% on Limited Documentation Program) is permitted for a home equity loan on a non-owner-occupied property. The debt service-to-income ratio is generally 50% or less based on the Qualifying Rate. The maximum loan amount is $350,000 for a home equity loan on a 1-4 family owner-occupied or non-owner occupied property. The maximum loan is $250,000 on the Limited Documentation Program.

        "C-2" Risk. Under the "C-2" risk category, the prospective borrower may have experienced significant credit problems in the past. A maximum of 120 days late payments on installment debt within the last twelve months is acceptable. A maximum of two 60-day late payments or one 90-day late payment with 12 months is acceptable on an existing home equity loan on the subject property. The existing home equity obligation can be up to 60 days past due at the funding of the loan. As to non-mortgage credit, significant prior defaults may have occurred. There may be open collections or charge-offs not to exceed $5,000. However, collection accounts, unpaid charge-offs or judgments are not required to be paid from the proceeds of the home equity loan, provided balance is less than $5,000. No bankruptcy or notice of default filings by the borrower may have occurred during the preceding 6 months. A maximum Loan-to-Value Ratio of 75% is permitted for a home equity loan on a 1-4 family owner-occupied property. A maximum Loan-to-Value Ratio of 65% is permitted for a home equity loan on a non-owner-occupied property. The debt service-to-income ratio is generally 50% or less based on the Qualifying Rate. The maximum loan amount is $350,000.

        "D" Risk. Under the "D" risk category, the prospective borrower may have experienced significant credit problems in the past. As to non-mortgage credit, significant prior defaults may have occurred. The borrower is sporadic in some or all areas with a disregard for timely payment or credit standing. With respect to an existing home equity loan on the subject property, such home equity loan may be no more than one time 120-day late and may be in foreclosure proceedings. Such existing home equity loan is not required to be current at the time the application is submitted. The borrower may have open collections, charge-offs and judgments, all of which must be paid through the loan proceeds if amount exceeds $5,000. Bankruptcy or notice of default filings by the borrower may be present at the time of the loan. A maximum Loan-to-Value Ratio of 70% is permitted for a home equity loan on a 1-4 family owner-occupied property. A maximum Loan to Value ratio of 50% is permitted for a home equity loan on non-owner occupied 1-2 family property. The maximum loan amount is $350,000. The debt service-to-income ratio generally is 50% or less based on the Qualifying Rate.

        Exceptions. As described above, the Seller uses the foregoing categories and characteristics as underwriting guidelines only. On a case-by-case basis, it may determine that the prospective borrower warrants a risk category upgrade, a debt service-to-income ratio exception, a pricing exception, a loan-to-value exception or an exception from certain requirements of a particular risk category (collectively called an "upgrade" or an "exception"). An upgrade or exception may generally be allowed if the application reflects certain compensating factors, among others: Reduced loan-to-value ratio; good property maintenance; a maximum of two 30-day late payments on all home equity loans during the last 12 months; stable employment; disposable income and the length of residence in the subject property. Accordingly, the Seller may classify certain home equity loan applications in a more favorable risk category than other home equity loan applications that, in the absence of such compensating factors, would satisfy only the criteria of a less favorable risk category.


SERVICING

        The Servicer has been servicing loans since March 1997, when it assumed the default management cycle of loans previously handled by CTX Mortgage, which is primarily a conforming seller/servicer. The Servicer or one of its affiliates originates all of the loans it services. Servicing encompasses, among other activities, the following processes: billing and collection of payments when due, movement and reporting of cash to the payment clearing bank accounts, investor reporting, customer help, reconveyance, recovery of delinquent installments, instituting foreclosure, and liquidation of the underlying collateral. As of December 1997, the Servicer was servicing a portfolio of approximately $200 million.

        The Servicer services all loans in its Dallas, Texas headquarters facility using a mid-range AS400 based servicing platform ("LSAMS") for which the Servicer purchased a separate user license in August of 1997. The LSAMS system is also employed by other large, nonconforming servicers in the subprime industry. At the time the new LSAMS license was obtained by the Servicer, the company purchased an additional servicing system from CheckFree Corporation ("TPLS"), an event-tracking system with separate modules for foreclosure, bankruptcy, and REO Property. TPLS has generally increased the Servicer's ability to track and monitor loans in the default process.

        The Servicer's operating and compliance policies and procedures are published and updated to comply with state and federal, legal and regulatory requirements.

        The Servicer's default management policy has been designed to identify collection problems so as to facilitate a prompt response to the delinquent borrower's situation. Early identification of a significant collection problem is especially critical in the subprime mortgage environment.

        Borrowers are mailed a 12 month payment coupon book within 14 days of their loan's activation on to the LSAMS servicing system. Collection activity on an account begins as soon as five (5) days after the scheduled due date if a payment is not made. A "First Notice" (friendly reminder) is generated by LSAMS and mailed to the mortgagor generally on the 5th day after the due date. Loans on which one of the initial three (3) payments on a new loan have not been received will generally be called on the first day of default to ensure that all terms of the new loan are understood by the borrower(s) and to determine if any serious problems exist which will affect prompt repayment of the loan.

        The collection strategy is to determine the facts surrounding the delinquency, obtain customer agreement for the solution, and to attempt to preclude future delinquency on the part of the borrower. Generally, when a promise for payment is obtained from the borrower by the collector, LSAMS will target the loan in the "queue" for the date of the promised payment. If the payment is made, the account is removed from the collection queue. If the arrangement for payment was not kept, the loan is placed back in the call route for the collector to contact and follow up on the previous arrangements for payment. If the payment is received per the arrangements and no future promise or target dates are noted on LSAMS, the loan will be removed from the collection cycle unless the account becomes delinquent in the future.

        Generally, when a loan appears in the LSAMS default management auto queue, the collector will telephone the borrower(s) to discuss the past due payment situation. Standard collection form letters, approved by the

Servicer's Legal department, are generally utilized in conjunction with telephone calling, in order to reach the delinquent borrower(s). Documentation of collection activity is critically important in the default management process. Collectors have access on LSAMS to borrower demographics, telephone numbers, loan payment history, and all previous collection notes, to assist in the collection of a past due account. The policy of the Servicer is that managers in the collection department are required to monitor collectors' work on LSAMS and to offer guidance and training to their employees.

        It is the policy of the Seller to send out a notice of demand at the 45th day of delinquencies. This may be done sooner if the circumstances of a particular account indicate that legal action appears likely. This letter will give the customer 30 days notice of the Seller's intent to initiate foreclosure action on the loan. If an alternative to foreclosure is appropriate, a recommended course of action will be prescribed by senior servicing management. Servicing and collection practices regarding the liquidation of properties (e.g., foreclosure) and the right of the borrower vary from state to state.

        Prior to any foreclosure action, and intermittently updated throughout the process, the Servicer performs an in-depth market value analysis on all defaulted loans. This analysis includes a current appraisal or broker price opinion ("BPO") conducted by an independent vendor from the Servicer's approved network of appraisers or real estate brokers. In addition, all property evaluations are reviewed by an internal staff appraiser in order to ensure that the most accurate value is known. It is this value which will determine it's strategy for bidding, repairs, and sale of the property.

        If the Servicer acquires title to a property at a foreclosure sale or through other means, the REO Property department immediately begins working on the file by obtaining at least two local real estate brokers to inspect the property and provide an estimate of repairs needed and a recommended list price. Repairs are performed if it is determined that they will increase the net liquidation proceeds and speed of disposal.

        If the property is not vacated when it is acquired, a local attorney will be hired to commence eviction proceedings. Once it has listed a foreclosed property, the REO Property department will follow up closely with the listing agent to ensure that the collateral is secure and that it is being aggressively marketed.

        The Servicer outsources the tracking and follow up on homeowner's insurance and property taxes. Expiration lists on homeowner insurance are provided on a biweekly basis to the Servicer by the service provider. When insurance policies lapse, a letter is mailed to the borrower, advising that coverage has lapsed and in the absence of a new policy, that the Servicer will obtain a force-placed insurance policy at the borrower's expense. The Servicer has a master policy with the force-placed provider which protects against errors and omissions with a blanket policy covering the Servicer's balance on the loan.

        Notwithstanding any of the foregoing, the Servicer will be required to service the Home Equity Loans in accordance with the servicing standard and other terms set forth in the Agreement.

                          DESCRIPTION OF THE SECURITIES

GENERAL

        Each Series of Notes will be issued pursuant to an indenture (the "Indenture") between the related Trust Fund and the entity named in the related Prospectus Supplement as trustee (the "Trustee") with respect to such Series. A form of Indenture has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. The Certificates will also be issued in Series pursuant to separate agreements (each, a "Pooling and Servicing Agreement" or a "Trust Agreement") among the Depositor, the Seller, the Servicer and the Trustee. A form of

Pooling and Servicing Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. A Series may consist of both Notes and Certificates.

        The following summaries describe the material provisions in the Agreements common to each Series of Securities. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the provisions of the Agreements and the Prospectus Supplement relating to each Series of Securities. Where particular provisions or terms used in the Agreements are referred to, the actual provisions (including definitions of terms) are incorporated herein by reference as part of such summaries.

        Each Series of Securities will consist of one or more Classes of Securities, one or more of which may be Compound Interest Securities, Variable Interest Securities, PAC Securities, Zero Coupon Securities, Principal Only Securities or Interest Only Securities (each of which is generally described in the "GLOSSARY OF TERMS"). A Series may also include one or more Classes of Subordinate Securities. The Securities of each Series will be issued only in fully registered form, without coupons, in the authorized denominations for each Class specified in the related Prospectus Supplement. Upon satisfaction of the conditions, if any, applicable to a Class of a Series, as described in the related Prospectus Supplement, the transfer of the Securities may be registered and the Securities may be exchanged at the office of the Trustee specified in the Prospectus Supplement without the payment of any service charge other than any tax or governmental charge payable in connection with such registration of transfer or exchange. If specified in the related Prospectus Supplement, one or more Classes of a Series may be available in book-entry form only.

        Payments of principal of and interest on a Series of Securities will be made on the Distribution Dates specified in the related Prospectus Supplement (which may be different for each Class or for the payment of principal and interest) by check mailed to Holders of such Series, registered as such at the close of business on the record date specified in the related Prospectus Supplement applicable to such Distribution Dates at their addresses appearing on the security register, except that (a) payments may be made by wire transfer (which, unless otherwise specified in the related Prospectus Supplement, shall be at the expense of the Holder requesting payment by wire transfer) in certain circumstances described in the related Prospectus Supplement and (b) final payments of principal in retirement of each Security will be made only upon presentation and surrender of such Security at the office of the Trustee specified in the Prospectus Supplement. Notice of the final payment on a Security will be mailed to the Holder of such Security before the Distribution Date on which the final principal payment on any Security is expected to be made to the holder of such Security.

        Payments of principal of and interest on the Securities will be made by the Trustee, or a paying agent on behalf of the Trustee, as specified in the related Prospectus Supplement. All payments with respect to the Home Equity Loans for a Series, together with reinvestment income thereon, amounts withdrawn from any Reserve Fund, and amounts available pursuant to any other Enhancement will be deposited into the Collection Account or the Certificate Account as specified in the related Agreement. If provided in the related Prospectus Supplement, such amounts may be net of certain amounts payable to the Servicer and any other person specified in the Prospectus Supplement. Such amounts thereafter may be deposited into the Distribution Account and will be available to make payments on the Securities of such Series on the next applicable Distribution Date. See "THE TRUST FUNDS--Collection, Certificate and Distribution Accounts."

BOOK-ENTRY SECURITIES

        If specified in the related Prospectus Supplement, one or more Classes of Securities may be issued in book-entry form (the "Book-Entry Securities"). Persons acquiring beneficial ownership interests in the Book-Entry Securities ("Owners") will hold their Securities through the Depository Trust Company ("DTC") in the United States, or Cedel Bank, societe anonyme, ("Cedel") or the Euroclear System ("Euroclear") (in Europe) if they are participants of such systems, or indirectly through organizations which are participants in such systems. The Book-Entry Securities will be issued in one or more certificates which equal the aggregate principal balance of the applicable Class or Classes of Securities and will initially be registered in the name of Cede & Co., the nominee of DTC. Cedel and Euroclear will hold omnibus positions on behalf of their participants through customers" securities accounts in Cedel's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers" securities accounts in the depositaries" names on the books of DTC. [Citibank N.A. ("Citibank") will act as depositary for Cedel and The Chase Manhattan Bank ("Chase") will act as depository for Euroclear (in such capacities, individually the "Relevant Depositary" and collectively the "European Depositaries").] Except as described below, no person acquiring a Book-Entry Security will be entitled to receive a physical certificate representing such Security (a "Definitive Security"). Unless and until Definitive Securities are issued, it is anticipated that the only "Certificateholder" or Noteholder, as applicable, will be Cede & Co., as nominee of DTC. Owners are only permitted to exercise their rights indirectly through Participants and DTC.

        The Owner's ownership of a Book-Entry Security will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Security will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn he recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC participant and on the records of Cedel or Euroclear, as appropriate).

        Owners will receive all distributions of principal of, and interest on, the Book-Entry Securities from the Trustee through DTC and DTC participants. While the Book-Entry Securities are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Securities and is required to receive and transmit distributions of principal of, and interest on, the Securities. Participants and indirect participants with whom Certificate Owners have accounts with respect to Securities are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Owners. Accordingly, although Owners will not possess certificates, the Rules provide a mechanism by which Owners will receive distributions and will be able to transfer their interest.

        Owners will not receive or be entitled to receive certificates representing their respective interests in the Securities, except under the limited circumstances described below. Unless and until Definitive Securities are issued, Owners who are not Participants may transfer ownership of Securities only through Participants and indirect participants by instructing such Participants and indirect participants to transfer Securities, by book-entry transfer, through DTC for the account of the purchasers of such Securities, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Securities will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Owners.

        Because of time zone differences, credits of securities received in Cedel or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Cedel Participants on such business day. Cash received in Cedel or Euroclear as a result of sales of securities by or through a Cedel Participant (as defined below) or Euroclear Participant (as defined below) to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant Cedel or Euroclear cash account only as of the business day following settlement in DTC.

        Transfers between Participants will occur in accordance with DTC rules. Transfers between Cedel Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

        Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Cedel Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Cedel Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

        DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the rules, regulations and procedures governing DTC and DTC participants as in effect from time to time.

        Cedel is incorporated under the laws of Luxembourg as a professional depository. Cedel holds securities for its participating organizations ("Cedel Participants") and facilitates the clearance and settlement of securities transactions between Cedel Participants through electronic book-entry changes in accounts of Cedel Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in Cedel in any of 28 currencies, including United States dollars. Cedel provides to its Cedel Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Cedel interfaces with domestic markets in several countries. As a professional depository, Cedel is subject to regulation by the Luxembourg Monetary Institute. Cedel participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to Cedel is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Cedel Participant, either directly or indirectly.

        Euroclear was created in 1968 to hold securities for its participants ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York (the "Euroclear Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

        The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

        Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

        Distributions on the Book-Entry Securities will be made on each Distribution Date by the Trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC Participant will be responsible for disbursing such payments to the Owners that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the Owners that it represents.

        Under a book-entry format, Owners may experience some delay in their receipt of payments, since such payments will be forwarded by the Trustee to Cede. Distributions with respect to Securities held through Cedel or Euroclear will be credited to the cash accounts of Cedel Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of Financial Intermediaries, the ability of an Owner to pledge Book-Entry Securities to persons or entities that do not participate in the Depository system, or otherwise take actions in respect of such Book-Entry Securities, may be limited due to the lack of physical certificates for such Book-Entry Securities. In addition, issuance of the Book-Entry Securities in book-entry form may reduce the liquidity of such Securities in the secondary market since certain potential investors may be unwilling to purchase Securities for which they cannot obtain physical certificates.

        Monthly and annual reports on the applicable Trust Fund will be provided to Cede, as nominee of DTC, and may be made available by Cede to Owners upon request, in accordance with the rules, regulations and procedures creating and affecting the Depository, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Securities of such Owners are credited.

        DTC has advised the Trustee that, unless and until Definitive Securities are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Securities under the Agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Securities are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Securities. Cedel or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Holder under the Agreement on behalf of a Cedel Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Securities which conflict with actions taken with respect to other Securities.

        Definitive Securities will be issued to Owners, or their nominees, rather than to DTC, only if (a) DTC or the Seller advises the Trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depository with respect to the Book-Entry Securities and the Seller or the Trustee is unable to locate a qualified successor, (b) the Seller, at its sole option, elects to terminate a book-entry system through DTC or (c) after the occurrence of an Event of Default (as defined herein), Owners owning a majority in principal amount of the applicable Securities advise the Trustee and DTC through the Financial Intermediaries and the DTC participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of Owners.

        Upon the occurrence of any of the events described in the immediately preceding paragraph, the Trustee will be required to notify all applicable Owners of the occurrence of such event and the availability through DTC of Definitive Securities. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Securities and instructions for re-registration, the Trustee will issue Definitive Securities, and thereafter the Trustee will recognize the holders of such Definitive Securities as Certificateholders or Noteholders, as applicable, under the Agreement.

        Although DTC, Cedel and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Securities among participants of DTC, Cedel and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

        Neither the Depositor, the Seller, the Servicer nor the Trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Securities held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

VALUATION OF THE HOME EQUITY LOANS

        If specified in the related Prospectus Supplement for a Series of Notes, each Home Equity Loan included in the related Trust Fund for a Series will be assigned an initial "Asset Value." Generally, the related Agreement will specify that at any time the Asset Value of the Home Equity Loans will be equal to the product of the Asset Value Percentage as set forth in the Indenture and the lesser of (a) the stream of remaining regularly scheduled payments on the Home Equity Loans, net, of certain amounts payable as expenses, together with income earned on each such scheduled payment received through the day preceding the next Distribution Date at the Assumed Reinvestment Rate, if any, discounted to present value at the highest interest rate on the Notes of such Series over periods equal to the interval between payments on the Notes, and (b) the then principal balance of the Home Equity Loans. Generally, the related Agreement will specify that, the initial Asset Value of the Home Equity Loans will be at least equal to the principal amount of the Notes of the related Series at the date of issuance thereof.

        The "Assumed Reinvestment Rate," if any, for a Series will be the highest rate permitted by the Rating Agency or a rate insured by means of a surety bond, guaranteed investment contract, or other arrangement satisfactory to the Rating Agency. If the Assumed Reinvestment Rate is so insured, the related Prospectus Supplement will set forth the terms of such arrangement.

PAYMENTS OF INTEREST

        The Securities of each Class by their terms entitled to receive interest will bear interest (which is generally calculated, on the basis of a 360 day year of twelve 30-day months) from the date and at the rate per annum specified, or calculated in the method described, in the related Prospectus Supplement. Interest on such Securities of a Series will be payable on the Distribution Date specified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, the Distribution Date for the payment of interest of a Class may be different from, or occur more or less frequently than, the Distribution Date for the payment of principal of such Class. The rate of interest on Securities of a Series may be variable or may change with changes in the annual percentage rates of the Home Equity Loans included in the related Trust Fund and/or as prepayments occur with respect to such Home Equity Loans. Principal Only Securities may not be entitled to receive any interest distributions or may be entitled to receive only nominal interest distributions. Any interest on Zero Coupon Securities that is not paid on the related Distribution Date will accrue and be added to the principal thereof on such Distribution Date.

        Interest payable on the Securities on a Distribution Date will include all interest accrued during the period specified in the related Prospectus Supplement. In the event interest accrues during the calendar month preceding a Distribution Date, the effective yield to Holders will be reduced from the yield that would otherwise be obtainable if interest payable on the Securities were to accrue through the day immediately preceding such Distribution Date.

PAYMENTS OF PRINCIPAL

        On each Distribution Date for a Series, principal payments will be made to the Holders of the Securities of such Series on which principal is then payable, to the extent set forth in the related Prospectus Supplement. Such payments will be made in an aggregate amount determined as specified in the related Prospectus Supplement and will be allocated among the respective Classes of a Series in the manner, at the times and in the priority set forth in the related Prospectus Supplement. The Holders of one or more Classes of Securities may have the right to request that principal distributions allocable to such Holder's Class of Securities be distributed to such Holder. If the requests of Holders exceed the amount of principal to be distributed, the requests generally will be filled in the order in which they were received. If the amount of principal to be distributed exceeds the amount of requests, the Trustee will select random lots of $1,000 each to receive such principal distribution. Thus, some Holders of the applicable Class of Securities may receive no principal distributions or a disproportionate amount of such principal distributions. If so specified in the related Prospectus Supplement, the Distribution Date for the payment of principal of a Class may be different from, or occur more or less frequently than, the Distribution Date for the payment of interest for such Class.

FINAL SCHEDULED DISTRIBUTION DATE

        The Final Scheduled Distribution Date with respect to each Class of Notes is the date no later than the date on which the principal thereof will be fully paid and with respect to each Class of Certificates will be the date on which the entire aggregate principal balance of such Class is expected to be reduced to zero, in each case calculated on the basis of the assumptions applicable to such Series described in the related Prospectus Supplement. The Final Scheduled Distribution Date for each Class of a Series will be specified in the related Prospectus Supplement. Since payments on the Home Equity Loans will be used to make distributions in reduction of the outstanding principal amount of the Securities, it is likely that the actual final Distribution Date of any such Class will occur earlier, and may occur substantially earlier, than its Final Scheduled Distribution Date. Furthermore, with respect to a Series of Certificates, as a result of delinquencies, defaults and liquidations of the Home Equity Loans in the Trust Fund, the actual final Distribution Date of any Certificate may occur later than its Final Scheduled Distribution Date. No assurance can be given as to the actual prepayment experience with respect to a Series. See "--Weighted Average Life of the Securities" below.

SPECIAL REDEMPTION

        If so specified in the Prospectus Supplement relating to a Series of Securities having other than monthly Distribution Dates, one or more Classes of Securities of such Series may be subject to special redemption, in whole or in part, on the day specified in the related Prospectus Supplement (a "Special Redemption Date") if, as a consequence of prepayments on the Home Equity Loans relating to such Securities or low yields then available for reinvestment the entity specified in the related Prospectus Supplement determines, based on assumptions specified in the applicable Agreement, that the amount available for the payment of interest that will have accrued on such Securities (the "Available Interest Amount") through the designated interest accrual date specified in the related Prospectus Supplement is less than the amount of interest that will have accrued on such Securities to such date. In such event and as further described in the related Prospectus Supplement, the Trustee will redeem a principal amount of outstanding Securities of such Series as will cause the Available Interest Amount to equal the amount of interest that will have accrued through such designated interest accrual date for such Series of Securities outstanding immediately after such redemption.

OPTIONAL REDEMPTION, PURCHASE OR TERMINATION

        The Seller, the Servicer, or another entity designated in the related Prospectus Supplement may, at its option, cause an early termination of one or more Classes of Securities by purchasing all or part of the Home Equity Loans from such Trust Fund on or after a date specified in the related Prospectus Supplement, or on or after such time as the aggregate outstanding principal amount of the Securities or Home Equity Loans, as specified in the related Prospectus Supplement is less than the amount or percentage, not more than 25%, specified in the related

Prospectus Supplement) at a price equal to the sum of the outstanding Pool Balance (subject to reduction of the purchase price based in part on the appraised value of any REO Property included in the Trust if such appraised value is less than the Principal Balance of the related Home Equity Loan, as provided in the Agreement) and accrued and unpaid interest thereon at the weighted average of the Home Equity Loan Rates through the end of the related Due Period together with all amounts due and owing to the Enhancer, if any. There will be sufficient proceeds to pay off the then current principal balance of any Securities of such Series outstanding. In addition, if so specified in the related Prospectus Supplement upon certain events of insolvency or receivership of the Seller or another affiliated entity specified in the related Prospectus Supplement, the related Home Equity Loans of the Trust Fund will be liquidated and the Trust Fund will be terminated, subject to the conditions set forth in the related Prospectus Supplement. In each such event, the Securities of the related Series will experience a prepayment. If specified in the related Prospectus Supplement, in the event that a REMIC election has been made, the Trustee will receive a satisfactory opinion of counsel that the optional redemption, purchase or termination will be conducted so as to constitute a "qualified liquidation" under Section 860F of the Code. Following the sale of the Home Equity Loans, neither the Trust, nor the holders of Securities will have any continuing direct of indirect liability as sellers of the Home Equity Loans.

        If so specified in the related Prospectus Supplement, the Servicer may have the option to purchase from the Trust Fund any Home Equity Loan 90 days or more delinquent at a purchase price equal to the outstanding Principal Balance of such Home Equity Loan as of the date of purchase, plus all accrued and unpaid interest thereon computed at the Home Equity Loan Rate through the end of the related Due Period, together with all unreimbursed amounts owing to the Enhancer with respect to such Home Equity Loan, if any.

WEIGHTED AVERAGE LIFE OF THE SECURITIES

        Weighted average life refers to the average amount of time that will elapse from the date of issue of a security until each dollar of principal of such security will be repaid to the investor. Generally, the weighted average life of a Class of the Securities will be influenced by the rate at which the amount financed under the Home Equity Loans included in the Trust Fund for a Series is paid, which may be in the form of scheduled amortization or prepayments.

        Prepayments on loans and other receivables can be measured relative to a prepayment standard or model. The Prospectus Supplement for a Series of Securities will describe the prepayment standard or model, if any, used and may contain tables setting forth the weighted average life of each Class of Securities of such Series, and the percentage of the original principal amount of each Class of Securities of such Series that would be outstanding on specified Distribution Dates for such Series, in each case based on the assumptions stated in such Prospectus Supplement, including assumptions that prepayments on the Home Equity Loans included in the related Trust Fund are made at rates corresponding to various percentages of the prepayment standard or model specified in such Prospectus Supplement.

        There is, however, no assurance that prepayment of the Home Equity Loans included in the related Trust Fund will conform to any level of any prepayment standard or model specified in the related Prospectus Supplement. The rate of principal prepayments on pools of loans may be influenced by a variety of factors, including job related factors such as transfers, layoffs or promotions and personal factors such as divorce, disability or prolonged illness. Economic conditions, either generally or within a particular geographic area or industry, also may affect the rate of principal prepayments. Demographic and social factors may influence the rate of principal prepayments in that some borrowers have greater financial flexibility to move or refinance than do other borrowers. The deductibility of mortgage interest payments, and servicing decisions also affect the rate of principal prepayments. As a result, there can be no assurance as to the rate or timing of principal prepayments of the Home Equity Loans either from time to time or over the lives of such Home Equity Loans.

        The rate of prepayments of conventional housing loans and other receivables has fluctuated significantly in recent years. In general, however, if prevailing interest rates fall significantly below the interest rates on the Home Equity Loans for a Series, such loans are likely to prepay at rates higher than if prevailing interest rates remain at or above the interest rates borne by such loans. In this regard, it should be noted that the Home Equity Loans for a Series may have different interest rates. In addition, the weighted average life of the Securities may be affected by the varying maturities of the Home Equity Loans. If any Home Equity Loans for a Series have actual terms-to-stated maturity of less than those assumed in calculating the Final Scheduled Distribution Date of the related Securities, one or more Classes of the Series may be fully paid prior to their respective Final Scheduled Distribution Date, even in the absence of prepayments and a reinvestment return higher than the Assumed Reinvestment Rate.

                                 THE TRUST FUNDS

GENERAL

        The Notes of each Series will be secured by the pledge of the assets of the related Trust Fund, and the Certificates of each Series will represent interests in the assets of the related Trust Fund. The Trust Fund of each Series will include (i) the Home Equity Loans, (ii) amounts available from the reinvestment of payments on such Home Equity Loans at the Assumed Reinvestment Rate, if any, specified in the related Prospectus Supplement, (iii) any Enhancement or the rights thereto, (iv) any Mortgaged Property that secured a Home Equity Loan but which is acquired by foreclosure or deed in lieu of foreclosure or repossession and (v) the amount, if any, initially deposited in the Pre-Funding Account, Capitalized Interest Account, Collection Account, Certificate Account or Distribution Account for a Series as specified in the related Prospectus Supplement.

        The Securities will be non-recourse obligations of the related Trust Fund. The assets of the Trust Fund specified in the related Prospectus Supplement for a Series of Securities, will serve as collateral only for that Series of Securities unless the related Prospectus Supplement specifies that such assets will serve as collateral for another Series. Holders of a Series of Notes may only proceed against such collateral securing such Series of Notes in the case of a default with respect to such Series of Notes and may not proceed against any assets of the Depositor, Seller or the related Trust Fund not pledged to secure such Notes.

        The Home Equity Loans for a Series will be transferred by the Seller to the Depositor and from the Depositor to the Trust Fund. Home Equity Loans relating to a Series will be master serviced by the Servicer pursuant to a Pooling and Servicing Agreement, with respect to a Series consisting of only Certificates or a Sale and Servicing Agreement (each, a "Sale and Servicing Agreement") between the Depositor, the Seller, the Trust Fund, the and the Servicer, with respect to a Series that includes Notes.

        As used herein, "Agreement" means, with respect to a Series of Certificates, the Pooling and Servicing Agreement or Trust Agreement, and with respect to a Series that includes Notes, the Indenture and the Sale and Servicing Agreement, as the context requires.

        If so specified in the related Prospectus Supplement, a Trust Fund relating to a Series of Securities may be a business trust formed under the laws of the state specified in the related Prospectus Supplement pursuant to a trust agreement (each, a "Trust Agreement") between the Seller and the Trustee of such Trust Fund specified in the related Prospectus Supplement.

        With respect to each Trust Fund, prior to the initial offering of the related Series of Securities, the Trust Fund will have no assets or liabilities. No Trust Fund is expected to engage in any activities other than acquiring, managing and holding the related Home Equity Loans and other assets contemplated herein and in the related Prospectus Supplement and the proceeds thereof, issuing Securities and making payments and distributions thereon and certain related activities. No Trust Fund is expected to have any source of capital other than its assets and any related Enhancement.

        An Agreement may provide that additional Home Equity Loans may be added to the Trust Fund if such Home Equity Loans were originated by the Seller in the ordinary course of its business, the inclusion of such Home Equity Loans will maintain or increase the level of overcollateralization and the inclusion of such Home Equity Loans will not result in the withdrawal or downgrading of the ratings then assigned to the Securities of the related Series. In addition, an Agreement may provide that Home Equity Loans may be removed from a Trust Fund from time to time if the actual level of overcollateralization exceeds the amount of overcollateralization required to be maintained and such removal will not result in the withdrawal or downgrading of the ratings then assigned to the Securities of the related Series.

THE HOME EQUITY LOANS

        The Home Equity Loans for a Series may consist, in whole or in part, of closed-end home equity loans (the "Home Equity Loans") secured by first or second mortgages primarily on Single Family Mortgaged Properties which may be subordinated to other mortgages on the same Mortgaged Property. The Home Equity Loans may have fixed interest rates or adjustable interest rates and may provide for other payment characteristics as described below.

        The full principal amount of a Home Equity Loan is advanced at origination of the loan and generally is repayable in equal (or substantially equal) installments of an amount sufficient to fully amortize such loan at its stated maturity. As more fully described in the related Prospectus Supplement, interest on each Home Equity Loan is calculated on the basis of the outstanding principal balance of such loan multiplied by the Home Equity Loan Rate thereon and, in the case of simple interest loans, further multiplied by a fraction, the numerator of which is the number of days in the period elapsed since the preceding payment of interest was made and the denominator is the number of days in the annual period for which interest accrues on such loan. Interest on Home Equity Loans also may be calculated on the actuarial basis, in which case each monthly payment consists of a decreasing amount of interest and an increasing amount of principal, and the payment either earlier or later then the due date therefor will not affect the relative applications of principal and interest. The Home Equity Loans for a Series may include Home Equity Loans that do not amortize their entire principal balance by their stated maturity in accordance with their terms and require a balloon payment of the remaining principal balance at maturity, as specified in the related Prospectus Supplement. The original terms to stated maturity of Home Equity Loans will generally not exceed 360 months.

        The Mortgaged Properties will include Single Family Property (i.e., one- to four-family residential housing, including Condominium Units and Cooperative Dwellings) and may include mixed-use property. Mixed-use properties will consist of structures of no more than three stories, which include one to four residential dwelling units and space used for retail, professional or other commercial uses. Such uses, which will not involve more than 50% of the space in the structure, may include doctor, dentist or law offices, real estate agencies, boutiques, newsstands, convenience stores or other similar types of uses intended to cater to individual customers as specified in the related Prospectus Supplement. The properties may be located in suburban or metropolitan districts. Any such non-residential use will be in compliance with local zoning laws and regulations. The Mortgaged Properties may consist of detached individual dwellings, individual condominiums, townhouses, duplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties also may include module or manufactured homes which are treated as real estate under local law. Except for Condominium Units and Cooperative Dwellings, each Single Family Property will be located on land owned in fee simple by the borrower or on land leased by the borrower for a term at least as long as the term of the related Home Equity Loan. Attached dwellings may include owner-occupied structures where each borrower owns the land upon which the unit is built, with the remaining adjacent land owned in common or dwelling units subject to a proprietary lease or occupancy agreement in a cooperatively owned apartment building. Mortgages on Cooperative Dwellings consist of a lien on the shares issued by such Cooperative Dwelling and the proprietary lease or occupancy agreement relating to such Cooperative Dwelling.

        The aggregate principal balance of Home Equity Loans secured by Mortgaged Properties that are owner-occupied will be disclosed in the related Prospectus Supplement. The sole basis for determining that a given percentage of the Home Equity Loans are secured by Single Family Property that is owner-occupied will be either (i) the making of an oral representation by the Mortgagor at origination of the Home Equity Loan either that the underlying Mortgaged Property will be used by the Mortgagor for a period of at least six months every year or that the Mortgagor intends to use the Mortgaged Property as a primary residence, or (ii) a finding that the address of the underlying Mortgaged Property is the Mortgagor's mailing address as reflected in the Servicer's or the applicable Sub-Servicer's records. The Mortgaged Properties also may include non-owner occupied investment properties and vacation and second homes.

        ADDITIONAL INFORMATION. The related Prospectus Supplement for each Series will provide information with respect to the Home Equity Loans that are Home Equity Loans as of the Cut-off Date, including, among other things, and to the extent relevant: (a) the aggregate unpaid principal balance of the Home Equity Loans (b) the range and weighted average Home Equity Loan Rate on the Home Equity Loans, and, in the case of adjustable rate Home Equity Loans, the range and weighted average of the current Home Equity Loan Rates and the Lifetime Rate Caps, if any; (c) the range and average outstanding principal balance of the Home Equity Loans; (d) the weighted average original and remaining term-to-stated maturity of the Home Equity Loans and the range of original and remaining terms-to-stated maturity, if applicable; (e) the range and weighted average of Combined Loan-to-Value Ratios for the Home Equity Loans;
(f) the percentage (by outstanding principal balance as of the Cut-off Date) of Home Equity Loans that accrue interest at adjustable or fixed interest rates;
(g) any special hazard insurance policy or bankruptcy bond or other enhancement relating to the Home Equity Loans; (h) the geographic distribution of the Mortgaged Properties securing the Home Equity Loans; (i) the percentage of Home Equity Loans (by principal balance as of the Cut-off Date) that are secured by Single Family Mortgaged Properties, shares relating to Cooperative Dwellings, Condominium Units, investment property and vacation or second homes; (j) the lien priority of the Home Equity Loans; and (k) the delinquency status and year of origination of the Home Equity Loans. The related Prospectus Supplement will also specify any other limitations on the types or characteristics of Home Equity Loans for a Series. NO STATISTICAL OR NUMERICAL CHARACTERISTIC OF THE HOME EQUITY LOANS, AS OF THE CUT-OFF DATE, AS DESCRIBED IN THE RELATED PROSPECTUS SUPPLEMENT OR THIS PROSPECTUS WILL DEVIATE BY MORE THAN 5% FROM SUCH STATISTICAL OR NUMERICAL CHARACTERISTIC OF THE HOME EQUITY LOANS AS OF THE CLOSING DATE.

        If information of the nature described above respecting the Home Equity Loans is not known to the Seller at the time the Securities are initially offered, approximate or more general information of the nature described above will be provided in the Prospectus Supplement and additional information will be set forth in a Current Report on Form 8-K to be available to investors on the date of issuance of the related Series and to be filed with the Commission within 15 days after the initial issuance of such Securities.

COLLECTION, CERTIFICATE AND DISTRIBUTION ACCOUNTS

        A separate Collection Account or Certificate Account will be established for each Series of Securities for receipt of all amounts received on or with respect to the Home Equity Loans. Certain amounts on deposit in such Collection Account and certain amounts available pursuant to any Enhancement, as provided in the related Prospectus Supplement, may be deposited in one or more Distribution Accounts. Funds in the Collection, Certificate and Distribution Accounts generally will be invested in Eligible Investments maturing, with certain exceptions, not later, in the case of funds in the Collection Account, than the day preceding the date such funds are due to be deposited in the Distribution Account or otherwise distributed and, in the case of funds in the Distribution Account and the Certificate Account, than the day preceding the next Distribution Date for the related Series of Securities. See "--Eligible Investments" below.

PRE-FUNDING AND CAPITALIZED INTEREST ACCOUNTS

        If specified in the related Prospectus Supplement, a Trust Fund will include one or more segregated trust accounts (each, a "Pre-Funding Account") established and maintained with the Trustee for the related Series. If so specified, on the closing date for such Series, a portion of the proceeds of the sale of the Securities of such Series not to exceed fifty percent of the aggregate principal amount of such Series (such amount, the "Pre-Funded Amount") may be deposited in the Pre-Funding Account and may be used to purchase additional Home Equity Loans during the period of time not to exceed six months specified in the related Prospectus Supplement (the "Pre-Funding Period"). Pending the purchase of such additional Home Equity Loans, funds deposited in the Pre-Funding Account will be invested in Eligible Investments. If any Pre-Funded Amount remains on deposit in the Pre-Funding Account at the end of the Pre-Funding Period, such amount will be applied in the manner specified in the related Prospectus Supplement to prepay the Notes and/or the Certificates of the applicable Series.

        Each additional Home Equity Loan must satisfy the eligibility criteria specified in the related Prospectus Supplement and related Agreements. Such eligibility criteria will be determined in consultation with each Rating Agency (and/or any Enhancer) prior to the issuance of the related Series and are designed to ensure that if such additional Home Equity Loans were included as part of the initial Home Equity Loans, the credit quality of such assets would be consistent with the initial rating of the Securities of such Series. The eligibility criteria will apply to the pool of Home Equity Loans, including the subsequent Home Equity Loans, and will include a minimum weighted average interest rate, a maximum weighted average remaining term to maturity and a maximum weighted average Combined Loan-to-Value Ratio. Depending on the composition of the original Home Equity Loans and the type of Enhancement, additional eligibility criteria such as a minimum interest rate, a maximum principal balance, a limitation on geographic concentration and a limit on certain types of Home Equity Loans such as Balloon Loans or loans secured by other than primary residences. The Seller will certify to the Trustee that all conditions precedent to the transfer of the additional Home Equity Loans, including the satisfaction of the eligibility criteria to the Trust Fund, have been satisfied. It is a condition to the transfer of any additional Home Equity Loans to the Trust Fund that each Rating Agency, after receiving prior notice of the proposed transfer of the additional Home Equity Loans to the Trust Fund, shall not have advised the Seller or the Trustee or any Enhancer that the conveyance of such additional Home Equity Loans will result in a qualification, modification or withdrawal of its then current rating of any Class of Notes or Certificates of such Series. Following the transfer of additional Home Equity Loans to the Trust Fund, the aggregate characteristics of the Home Equity Loans then held in the Trust Fund may vary from those of the initial Home Equity Loans of such Trust Fund. As a result, the additional Home Equity Loans may adversely affect the performance of the related Securities.

        If a Pre-Funding Account is established, one or more segregated trust accounts (each, a "Capitalized Interest Account") may be established and maintained with the Trustee for the related Series. On the closing date for such Series, a portion of the proceeds of the sale of the Securities of such Series will be deposited in the Capitalized Interest Account and used to fund the excess, if any, of the sum of (i) the amount of interest accrued on the Securities of such Series and (ii) if specified in the related Prospectus Supplement, certain fees or expenses during the Pre-Funding Period such as Trustee fees and credit enhancement fees, over the amount of interest available therefor from the Home Equity Loans in the Trust Fund. If so specified in the related Prospectus Supplement, amounts on deposit in the Capitalized Interest Account may be released to the Seller prior to the end of the Pre-Funding Period subject to the satisfaction of certain tests specified in the related Prospectus Supplement. Any amounts on deposit in the Capitalized Interest Account at the end of the Pre-Funding Period that are not necessary for such purposes will be distributed to the person specified in the related Prospectus Supplement.

ELIGIBLE INVESTMENTS

        Each Agreement generally will define Eligible Investments to include the following:

               (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided that such obligations are backed by the full faith and credit of the United States;

               (ii) repurchase agreements on obligations specified in clause (i) maturing not more than three months from the date of acquisition thereof, provided that the short-term unsecured debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating category;

               (iii) certificates of deposit, time deposits and bankers" acceptances of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the unsecured short-term debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in its highest unsecured short-term debt rating category;

               (iv) commercial paper (having original maturities of not more than 90 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in their highest short-term rating categories;

               (v) short-term investment funds ("STIFS") sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in their respective highest rating category of long-term unsecured debt; and

               (vi) interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time as the interest is held in such fund has a rating of "Aaa" by Moody's Investors Service, Inc., and either "AAAm" or "AAAm-G" by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc.;

provided that no instrument described above may evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described above may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to its stated maturity.

        To the extent any such investment would require registration of the Trust Fund as an investment company, such investment will not constitute an Eligible Investment.

REVOLVING PERIOD AND AMORTIZATION PERIOD; RETAINED INTEREST

        If the related Prospectus Supplement so provides, there may be a period commencing on the date of issuance of a Class or Classes of Notes and/or Certificates of a Series and ending on the date set forth in the related Prospectus Supplement (each, a "Revolving Period") during which limited or no principal payments will be made to one or more Classes of Notes or Certificates of the related Series as are identified in such Prospectus Supplement. Some or all collections of principal otherwise allocated to such Classes of Notes or Certificates may be (i) utilized during the Revolving Period to acquire additional Home Equity Loans which satisfy the criteria specified above and the criteria set forth in the related Prospectus Supplement, (ii) held in an account and invested in Eligible Investments for later distribution to Securityholders,
(iii) applied to those Notes or Certificates for such Series, if any, specified in the related Prospectus Supplement as then are in amortization, or (iv) otherwise applied as specified in the related Prospectus Supplement.

        An "Amortization Period" is the period during which an amount of principal is payable to Holders of a Series which, during the Revolving Period, were not otherwise entitled to such payments. If so specified in the related

Prospectus Supplement, during an Amortization Period all or a portion of principal collections on the Home Equity Loans may be applied as specified above for a Revolving Period and, to the extent not so applied, will be distributed to the Classes of Notes or Certificates for such Series specified in the related Prospectus Supplement as then being entitled to payments of principal. In addition, if so specified in the related Prospectus Supplement, amounts deposited in certain accounts for the benefit of one or more Classes of Notes or Certificates for such Series may be released from time to time or on a specified date and applied as a payment of principal on such Classes of Notes or Certificates. The related Prospectus Supplement will set forth the circumstances which will result in the commencement of an Amortization Period.

        Each Series which has a Revolving Period may also issue to the Depositor or one of its affiliates a certificate evidencing an undivided beneficial interest (a "Retained Interest") in such Series not represented by the other Securities issued by the Depositor. As further described in the related Prospectus Supplement, the value of such Retained Interest will fluctuate as the amount of Notes and Certificates of the related Series of Securities outstanding is reduced.

                                   ENHANCEMENT

        The amounts and types of credit enhancement ("Enhancement") arrangements and the provider thereof, if applicable, with respect to a Series or any Class of Securities will be set forth in the related Prospectus Supplement. If specified in the applicable Prospectus Supplement, Enhancement for any Series of Securities may cover one or more Classes of Notes or Certificates, and accordingly may be exhausted for the benefit of a particular Class of Notes or Certificates and thereafter be unavailable to such other Classes of Notes or Certificates. Further information regarding any provider of credit enhancement, including financial information when material, will be included in the related Prospectus Supplement.

        If and to the extent provided in the related Prospectus Supplement, Enhancement may include one or more of the following or any combination thereof:

        A Financial Guaranty Insurance Policy, which will be issued by a monoline insurance company and which, subject to the terms of such policy, will guarantee timely payment of interest on, and ultimate (as opposed to timely) payment of principal of, the applicable Class or Classes of Securities;

        Overcollateralization, which will equal the excess of the aggregate principal balance of the Home Equity Loans over the aggregate principal balance of the Securities. Overcollateralization may take the form of the initial or subsequent deposit of Home Equity Loans to create such excess or may build over time from the application of certain excess cash amounts generated by the Home Equity Loans to accelerate the amortization of the applicable Class or Classes of Securities;

        A Letter of Credit, which will be issued by a bank or other financial institution in a maximum amount which may be permanently reduced as draws are made or may be replenished as previous draws are repaid from certain excess cash amounts generated by the Home Equity Loans. Draws may be made to cover shortfalls generally in collections, with respect to particular types of shortfalls such as those due to particular types of losses or with respect to specific situations such as shortfalls in amounts necessary to pay current interest;

        Cash Reserve Fund which may be partially or fully funded on the date of issuance or may be funded over time from certain excess cash amounts generated by the Home Equity Loans. Withdrawals may be made in circumstances similar to those for which draws may be made on a letter of credit;

        Insurance Policies, which may insure a portion of the Home Equity Loans against credit losses, bankruptcy losses, fraud losses or special hazard losses not covered by typical homeowners insurance policies;

        Subordinate Securities, which will be subordinated in the right to receive distributions to one or more other Classes of Securities of the same Series, some or all of which may themselves be subordinated to other Classes of such Series. Subordination may be with respect to distributions of interest, principal or both. In addition, all or portions of certain types of losses on the Home Equity Loans may be allocated to one or more Classes of the Subordinate Securities prior to the allocation thereof to other Classes of Subordinate Certificates and/or the Senior Securities of the applicable Series; or

        Derivative Products which may include a swap to convert floating or fixed rate payments, as applicable, on the Home Equity Loans into fixed or floating rate payments, as applicable, on the Securities or a cap or floor agreement intended to provide protection against changes in floating rates of interest payable on the Home Equity Loans and/or the Securities.

        The presence of Enhancement is intended to increase the likelihood of receipt by the Certificateholders and the Noteholders of the full amount of principal and interest due thereon and to decrease the likelihood that the Certificateholders and the Noteholders will experience losses, or may be structured to provide protection against changes in interest rates or against other risks, to the extent and under the conditions specified in the related Prospectus Supplement. Forms of Enhancement may provide for one or more Classes of Securities to be paid in foreign currencies. The Enhancement for a Class of Securities generally will not provide protection against all risks of loss and may not guarantee repayment of the entire principal and interest thereon. If losses occur which exceed the amount covered by any Enhancement or which are not covered by any Enhancement, Securityholders will bear their allocable share of deficiencies. In addition, if a form of Enhancement covers more than one Class of Securities of a Series, Securityholders of any such Class will be subject to the risk that such Enhancement will be exhausted by the claims of Securityholders of other Classes.

                         SERVICING OF HOME EQUITY LOANS

GENERAL

        The Home Equity Loans comprising the Home Equity Loans in the Trust Fund will be serviced by the Servicer pursuant to the related Sale and Servicing Agreement or Pooling and Servicing Agreement, as the case may be, with respect to a Series of Securities. Although it is expected that the Servicer shall service the Home Equity Loans, the related Sale and Servicing Agreement or Pooling and Servicing Agreement shall permit the Servicer to enter into sub-servicing agreements with other parties who meet certain criteria pursuant to which each such party will act as sub-servicer with respect to the Home Equity Loans sold by the Seller to the Depositor. No such sub-servicing agreement will relieve the Servicer of any liability it might otherwise have, had the sub-servicing arrangement not been entered into.

COLLECTION PROCEDURES; ESCROW ACCOUNTS

        The Servicer will make reasonable efforts to collect all payments required to be made under the Home Equity Loans and will, consistent with the terms of the related Agreement for a Series and any applicable Enhancement, follow such collection procedures as it follows with respect to comparable loans held in its own portfolio. Consistent with the above, the Servicer may, in its discretion, (i) waive any assumption fee, late payment charge, or other charge in connection with a Home Equity Loan and (ii) arrange with an obligor a schedule for the liquidation of delinquencies by extending the Due Dates for Scheduled Payments on such Home Equity Loan.

        The Servicer will not establish or maintain escrow or impound accounts ("Escrow Accounts") with respect to Home Equity Loans for any purpose.

DEPOSITS TO AND WITHDRAWALS FROM THE COLLECTION ACCOUNT OR THE CERTIFICATE
ACCOUNT

        The Trustee or the Servicer will establish a separate account (the "Collection Account" or the "Certificate Account") in the name or for the benefit of the Trustee. The Collection Account and/or Certificate Account will be an account maintained (i) at a depository institution, the long-term unsecured debt obligations of which at the time of any deposit therein are rated by each Rating Agency rating the Securities of such Series at levels satisfactory to each Rating Agency or (ii) in an account or accounts the deposits in which are insured to the maximum extent available by the Federal Deposit Insurance Corporation (the "FDIC") or which are secured in a manner meeting requirements established by each Rating Agency.

        The funds held in the Collection Account or the Certificate Account may be invested, pending remittance to the Trustee, in Eligible Investments. The Servicer will be entitled to receive as additional compensation any interest or other income earned on funds in the Collection Account or Certificate Account.

        The Servicer, the Seller or the Trustee will deposit into the Collection Account for each Series, within the period specified in the related Prospectus Supplement, the following payments and collections received or made by it (other than, in respect of principal of and interest on the related Home Equity Loans due or, in the case of simple interest Home Equity Loans, received, on or before such Cut-off Date):

               (i) all payments on account of principal, including prepayments, on such Home Equity Loans;

               (ii) all payments on account of interest on such Home Equity Loans after deducting therefrom, at the discretion of the Servicer but only to the extent of the amount permitted to be withdrawn or withheld from the Collection Account in accordance with the related Agreement, the Servicing Fee in respect of such Home Equity Loans;

               (iii) all amounts received by the Servicer in connection with the liquidation of Home Equity Loans or property acquired in respect thereof, whether through foreclosure sale, repossession or otherwise, including payments in connection with such Home Equity Loans received from the obligor, other than amounts required to be paid or refunded to the obligor pursuant to the terms of the applicable loan documents or otherwise pursuant to law ("Liquidation Proceeds"), exclusive of, in the discretion of the Servicer, but only to the extent of the amount permitted to be withdrawn from the Collection Account or the Certificate Account in accordance with the related Agreement, the Servicing Fee, if any, in respect of the related Home Equity Loan and, to the extent specified in the related Prospectus Supplement, net of reimbursements for related Delinquency Advances and Servicer Advances;

               (iv) all proceeds under any title insurance, hazard insurance or other insurance policy covering any such Home Equity Loan, other than proceeds to be applied to the restoration or repair of the related Property or released to the obligor in accordance with the related Agreement;

               (v) all amounts required to be deposited therein from any applicable Reserve Fund for such Series pursuant to the related Agreement;

               (vi) all Delinquency Advances made by the Servicer required pursuant to the related Agreement; and

               (vii) all repurchase prices of any such Home Equity Loans repurchased by the Servicer or the Seller pursuant to the related Agreement.

        The Servicer is permitted, from time to time, to make withdrawals from the Collection Account or the Certificate Account for each Series for the following purposes:

               (i) to reimburse itself for Delinquency Advances and Servicing Advances for such Series made by it pursuant to the related Agreement; the Servicer's right to reimburse itself for Delinquency Advances and Servicing Advances is limited to amounts received on or in respect of particular Home Equity Loans (including, for this purpose, Liquidation Proceeds and amounts representing proceeds of insurance policies covering the related Property) which represent late recoveries of Scheduled Payments respecting which any such advance was made;

               [(ii) to reimburse itself for any Delinquency Advances for such Series that the Servicer determines in good faith it will be unable to recover from amounts representing late recoveries of Scheduled Payments respecting which such Advance was made or from Liquidation Proceeds or the proceeds of insurance policies;]

               (iii) in the event it has elected not to pay itself the Servicing Fee out of the interest component of any Scheduled Payment, late payment or other recovery with respect to a particular Home Equity Loan prior to the deposit of such Scheduled Payment, late payment or recovery into the Collection Account, to pay to itself the Servicing Fee, as adjusted pursuant to the related Agreement, from any such Scheduled Payment, late payment or such other recovery, to the extent permitted by the related Agreement;

               (iv) to reimburse itself or the Seller for expenses incurred by and recoverable by or reimbursable to it pursuant to the related Agreement;

               (v) to pay to the applicable person with respect to each Home Equity Loan or REO Property acquired in respect thereof that has been repurchased or removed from the Trust Fund by the Seller or the Servicer pursuant to the related Agreement, all amounts received thereon and not distributed as of the date on which the related repurchase price was determined;

               (vi) to make payments to the Trustee of such Series for deposit into the Distribution Account, if any, or for remittance to the Holders of such Series in the amounts and in the manner provided for in the related Agreement;

               (vii) to withdraw amounts that have been deposited therein in error;

               (viii) to withdraw investment earnings on amounts on deposit therein; and

               (ix) to clear and terminate the Collection Account pursuant to the related Agreement.

        In addition, if the Servicer deposits in the Collection Account for a Series any amount not required to be deposited therein, it may, at any time, withdraw such amount from such Collection Account.

ADVANCES AND LIMITATIONS THEREON

        The related Prospectus Supplement will describe the circumstances, if any, under which the Servicer will make advances with respect to delinquent payments of principal and/or interest on Home Equity Loans ("Delinquency Advances"). If specified in the related Prospectus Supplement, the Servicer will be obligated to make Delinquency Advances, either form its own funds or from collections on any Home Equity Loans that are not required to be distributed on the Distribution Date occurring during the month in which such advance is made and such obligation may be limited in amount, or may not be activated until a certain portion of a specified Reserve Fund is depleted. Such advances are intended to provide liquidity and, except to the extent specified in the related Prospectus Supplement, not to guarantee or insure against losses. Accordingly, to the extent specified in the related Prospectus Supplement, any funds advanced are recoverable by the Servicer out of amounts received on particular

Home Equity Loans which represent late recoveries of principal or interest, proceeds of insurance policies or Liquidation Proceeds respecting which any such Delinquency Advance was made or, to the extent provided in the Prospectus Supplement, from payments or proceeds from other Home Equity Loans. If and to the extent specified in the related Prospectus Supplement, the Servicer will advance its own funds to pay for any related expenses of foreclosure and disposition of any liquidated Mortgage Home Equity Loan or related Property (the "Servicing Advances"). The Servicer will be entitled to be reimbursed for any such Servicing Advances to the extent provided in the Prospectus Supplement. If a Servicing Advance is made and subsequently determined to be nonrecoverable from late collections, proceeds of insurance policies, or Liquidation Proceeds from the related Home Equity Loan, the Servicer may be entitled to reimbursement from other funds in the Collection Account, Certificate Account or Distribution Account, as the case may be, or from a specified Reserve Fund as applicable, to the extent specified in the related Prospectus Supplement.

MAINTENANCE OF INSURANCE POLICIES AND OTHER SERVICING PROCEDURES

        Except as otherwise specified in the related Prospectus Supplement, all Mortgages will contain provisions requiring the obligor on each Home Equity Loan to maintain a hazard insurance policy naming the Servicer as loss payee thereunder and providing for extended coverage of the standard form of fire insurance with extended coverage for certain other hazards as is customary in the state in which the related Mortgaged Property is located. Except as specified in the related Prospectus Supplement, the Servicer will not be required to maintain or to cause the obligor on each Home Equity Loan to maintain a hazard insurance policy. The standard hazard insurance policies will provide for coverage at least equal to the applicable state standard form of fire insurance policy with extended coverage for property of the type securing the related Home Equity Loans.

        In general, the standard form of fire and extended coverage insurance policy covers physical damage to or destruction of the improvements on the Mortgaged Property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the Home Equity Loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms and therefore will not contain identical terms and conditions, the basic terms thereof are dictated by respective state laws, and most such policies typically do not cover any physical damage resulting from any of the following: war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive.

        The hazard insurance policies initially covering the Mortgaged Properties typically contain a co-insurance clause that in effect requires the insured at all times to carry insurance of a specified percentage (generally 80% to 90% of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause generally provides that the insurer's liability in the event of partial loss does not exceed the greater of
(i) the replacement cost of the improvements less physical depreciation or (ii) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.

        Coverage will be in an amount at least equal to the greater of (i) the amount necessary to avoid the enforcement of any co-insurance clause contained in the policy or (ii) the outstanding principal balance of the related loan plus the balance of any senior mortgage. The Servicer will also maintain on REO Property that secured a defaulted Home Equity Loan and that has been acquired upon foreclosure, deed in lieu of foreclosure, or repossession, a standard hazard insurance policy in an amount that is equal to the maximum insurable value of such REO Property. No earthquake or other additional insurance will be required of any obligor or will be maintained on REO Property acquired in respect of a default Home Equity Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and shall require such additional insurance.

        The ability of the Servicer to assure that hazard insurance proceeds are appropriately applied may depend on its being named as an additional insured under any hazard insurance policy and under any flood insurance policy, or upon the extent to which information in this regard is furnished to the Servicer by a borrower. Except as described below, all amounts collected by the Servicer under any hazard policy (except for amounts applied or expected to be applied to the restoration or repair of the Mortgaged Property or released to the borrower in accordance with the Servicer's normal servicing procedures), will be deposited in the Collection Account.

REALIZATION UPON DEFAULTED HOME EQUITY LOANS

        The Servicer will use its reasonable best efforts to foreclose upon, repossess or otherwise comparably convert the ownership of the Mortgaged Properties securing the related Home Equity Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer will follow such practices and procedures as it deems necessary or advisable and as are normal and usual in its servicing activities with respect to comparable loans owned by it. However, the Servicer will not be required to expend its own funds in connection with any foreclosure or towards the restoration of the Property unless it determines that (i) such restoration or foreclosure will increase the Liquidation Proceeds in respect of the related Home Equity Loan available to the Holders after reimbursement to itself for such expenses and (ii) such expenses will be recoverable by it either through Liquidation Proceeds or the proceeds of insurance. Notwithstanding anything to the contrary herein, in the case of a Trust Fund for which a REMIC election has been made, the Servicer will be required to liquidate any Mortgaged Property acquired through foreclosure within three years after the acquisition of the beneficial ownership of such Mortgaged Property. While the holder of a Mortgaged Property acquired through foreclosure can often maximize its recovery by providing financing to a new purchaser, the Trust Fund, if applicable, will have no ability to do so and neither the Servicer nor the Seller will be required to do so.

ENFORCEMENT OF DUE-ON-SALE CLAUSES

        When a Borrower on a Home Equity Loan notifies the Servicer that the Mortgaged Property is being conveyed by the obligor, the Servicer will be obligated to exercise its rights to accelerate the maturity of the related Home Equity Loan under the applicable "due-on-sale" clause, if any, unless such exercise is not permitted under applicable law or if the enforcement of such clause would result in loss of coverage under any primary mortgage insurance policy. In such event, the Servicer is authorized to accept from or enter into an assumption agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Home Equity Loan. To the extent permitted by applicable law, such assumption will not release the original borrower from its obligation under the Home Equity Loan. Any fee collected in connection with an assumption will be retained by the Servicer as additional servicing compensation. The terms of a Home Equity Loan may not be changed in connection with an assumption except to the extent specified in the related Prospectus Supplement.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

        The Servicer will be entitled to a periodic fee as servicing compensation (the "Servicing Fee") in an amount to be determined as specified in the related Prospectus Supplement. The Servicing Fee may be fixed or variable, as specified in the related Prospectus Supplement. In addition, the Servicer will be entitled to servicing compensation in the form of assumption fees, late payment charges and similar items, or excess proceeds following disposition of Property in connection with defaulted Home Equity Loans. The Servicer will pay any fees due to a sub-servicer from the Servicing Fee.

        Except to the extent otherwise specified in the related Prospectus Supplement, the Servicer will pay certain expenses incurred in connection with the servicing of the Home Equity Loans, including, without limitation, the payment of the fees and expenses of the Trustee and independent accountants, and the cost of credit support, if any, and payment of expenses incurred in preparation of reports to Holders.

        When an obligor makes a principal prepayment in full between Due Dates on the related Home Equity Loan, the obligor will generally be required to pay interest on the amount prepaid only to the date of prepayment. If and to the extent provided in the related Prospectus Supplement in order that one or more Classes of the Holders of a Series will not be adversely affected by any resulting shortfall in interest, the amount of the Servicing Fee may be reduced to the extent necessary to include in the Servicer's remittance to the Trustee for distribution to Securityholders an amount equal to one month's interest on the related Home Equity Loan (less the Servicing Fee). If the aggregate amount of such shortfalls in a month exceeds the Servicing Fee for such month, a shortfall to Holders may occur.

        The Servicer will be entitled to reimbursement for Servicing Advances. The related Holders will suffer no loss by reason of such Servicing Advances to the extent expenses are covered under related insurance policies or from excess Liquidation Proceeds. If claims are either not made or paid under the applicable insurance policies or if coverage thereunder has been exhausted, the related Holders will suffer a loss to the extent that Liquidation Proceeds, after reimbursement of the Servicing Advances, are less than the outstanding principal balance of and unpaid interest on the related Home Equity Loan which would be distributable to Holders. The Servicer is generally also entitled to reimbursement from the Collection Account for Servicing Advances. In addition, the Servicer will be entitled to reimbursement for Delinquency Advances as described above under "--Advances and Limitations Thereon."

        The rights of the Servicer to receive funds from the Collection Account for a Series, whether as the Servicing Fee or other compensation, or for the reimbursement of Delinquency Advances and Servicing Advances, expenses or otherwise, are not subordinate to the rights of Holders of such Series.

EVIDENCE AS TO COMPLIANCE

        The applicable Agreement for each Series will provide that each year, a firm of independent public accountants will furnish a statement to the Trustee to the effect that such firm has examined certain documents and records relating to the servicing of the Home Equity Loans by the Servicer and that such examination, which has been conducted substantially in compliance with either
(i) the audit guide for audits of non-supervised mortgagees approved by the Department of Housing and Urban Development or (ii) the requirements of the Uniform Single Attestation Program for Mortgage Bankers, has disclosed no items of non-compliance with the provisions of the applicable Agreement that, in the opinion of the firm, are material, except for such items of non-compliance as shall be referred in the report.

        The applicable Agreement for each Series will also provide for delivery to the Trustee for such Series of an annual statement signed by an officer of the Servicer to the effect that the Servicer has fulfilled its material obligations under such Agreement throughout the preceding calendar year.

CERTAIN MATTERS REGARDING THE SERVICER

        If an Event of Default occurs under either a Sale and Servicing Agreement or a Pooling and Servicing Agreement, the Servicer may be replaced by the Trustee or a successor Servicer. Such Events of Default and the rights of the Trustee upon such a default under the Agreement for the related Series will be substantially similar to those described under "THE AGREEMENTS--Events of Default; Rights Upon Event of Default--Pooling and Servicing Agreement; Sale and Servicing Agreement."

        The Servicer may assign its rights and delegate its duties and obligations under the related Agreement for each Series if the successor Servicer accepting such assignment or delegation (i) services or services similar loans in the ordinary course of its business, (ii) is reasonably satisfactory to the Trustee and the Enhancer, if any, for the related Series, (iii) would not cause any Rating Agency's rating of the Securities for such Series in effect immediately prior to such assignment, sale or transfer to be qualified, downgraded or withdrawn as a result of such assignment, sale or transfer and
(iv) executes and delivers to the Trustee and the Enhancer, if any, an agreement, in form and substance reasonably satisfactory to the Trustee, and the Enhancer, if any, which contains an assumption by such Servicer of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer under the related Agreement from and after the date of such agreement. No such assignment will become effective until the Trustee or a successor Servicer has assumed the servicer's obligations and duties under the related Agreement. To the extent that the Servicer transfers its obligations to a wholly-owned subsidiary or affiliate, such subsidiary or affiliate need not satisfy the criteria set forth above; however, in such instance, the assigning Servicer will remain liable for the servicing obligations under the related Agreement. Any entity into which the Servicer is merged or consolidated or any successor corporation resulting from any merger, conversion or consolidation will succeed to the Servicer's obligations under the related Agreement provided that such successor or surviving entity meets the requirements for a successor Servicer set forth above.

        The Servicer will not be under any liability to the Trust Fund or the Securityholders for taking any action or for refraining from taking any action in good faith pursuant to the Agreement, or for errors in judgment; provided, however, that the Servicer will not be protected against any liability that otherwise would be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of its reckless disregard of its obligations and duties thereunder. Except to the extent otherwise provided therein, each Agreement further will provide that the Servicer and any director, officer, employee or agent of the Servicer will be entitled to indemnification by the Trust Fund and will be held harmless to the extent provided in the Agreement against any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the Securities, other than any loss, liability or expense related to any specific Home Equity Loan or Loans (except any such loss, liability or expense otherwise reimbursable pursuant to the Agreement) and any loss, liability or expense incurred by the Servicer by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder or by reason of the Servicer's reckless disregard of its obligations and duties thereunder.

        Each Agreement will provide that the Servicer will not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties under the Agreement and that in its opinion may involve it in any expense or liability. The Servicer, however, in its discretion, may undertake any such action that it may deem necessary or desirable with respect to the Agreement and the rights and duties of the parties thereto and the interest of the Securityholders and the Enhancer, if any, thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Trust Fund and the Servicer will be entitled to be reimbursed therefor to the extent provided in the Agreement. The Servicer's right to such indemnity or reimbursement will survive any resignation or termination of the Servicer with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination). Any claims by or on behalf of the Securityholders or the Trust Fund will be made only against the Servicer, who will be liable with respect to its own acts and omissions as well as the acts and omissions of its directors, officer, employees and agents.

                                 THE AGREEMENTS

        The following summaries describe the material provisions of the Agreements common to each Series of Securities. The summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the provisions of the Agreements. Where particular provisions or terms used in the Agreements are referred to, such provisions or terms are as specified in the related Agreements.

GENERAL

        At the time of issuance of the Securities of a Series, the Seller will transfer, convey and assign to the Depositor and the Depositor will transfer, convey and assign to the Trust Fund all right, title and interest of the Seller and the Depositor, respective in the Home Equity Loans and other property to be transferred to the Depositor and Trust Fund, respectively, for a Series. Such assignment will include all principal and interest due or received on or with respect to the Home Equity Loans after the Cut-off Date to the extent specified in the related Prospectus Supplement (except for any Retained Interests). The Trustee will, concurrently with such assignment, execute and deliver the Securities.

REPURCHASE AND SUBSTITUTION OF NON-CONFORMING HOME EQUITY LOANS

Pursuant to the related Pooling and Servicing Agreement or Sale and Servicing Agreement, upon the discovery by the Depositor, the Seller, the Enhancer, if any, the Servicer, any Sub-Servicer, any Holder, the Custodian (as defined below) or the Trustee that the representations and warranties are untrue in any material respect as of the Closing Date with the result that the interests of the Holders or of the Enhancer are materially and adversely affected, the party discovering such breach is required to give prompt written notice to the other parties.


Upon the earliest to occur of the Seller's discovery or receipt of notice of breach of a representation or warranty made by it with respect to a Home Equity Loan from any of the other parties or such time as a situation resulting from an existing statement which is untrue materially and adversely affects the interests of the Holders or the Enhancer, if any, in such Home Equity Loan, the Seller will be required promptly to cure such breach in all material respects or the Seller shall on or prior to the second Monthly Remittance Date (as defined below) next succeeding such discovery, such receipt of notice or such time (i) substitute in lieu of each Home Equity Loan which has given rise to the requirement for action by the Seller a "Qualified Replacement Mortgage" (as such is defined in the related Pooling and Servicing Agreement or Sale and Servicing Agreement) and deliver an amount equal to the excess, if any, of the outstanding principal balance of the Home Equity Loan being replaced over the outstanding principal balance of the replacement Home Equity Loan plus accrued and unpaid interest and plus the amount of any Delinquency Advance and Servicing Advance (the "Substitution Amount"), to the Trustee (to be deemed part of the collections remitted by the Servicer on such Monthly Remittance Date) or (ii) purchase such Home Equity Loan from the Trust at a purchase price equal to the Loan Purchase Price (as defined below) thereof. Notwithstanding any provision of the related Pooling and Servicing Agreement or Sale and Servicing Agreement to the contrary, with respect to any Home Equity Loan which is not in default or as to which no default is reasonably foreseeable, no such repurchase or substitution will be made unless the Seller obtains for the Trustee and any Enhancer, if any, an opinion of counsel experienced in federal income tax matters and acceptable to the Trustee and the Enhancer, if any, to the effect that such a repurchase or substitution would not constitute a Prohibited Transaction for the REMIC or otherwise subject the REMIC to tax and would not jeopardize the status of the REMIC as such (a "REMIC Opinion"), addressed to the Trustee and any Enhancer and acceptable to the Trustee and any Enhancer. The Seller shall also deliver an Officer's Certificate to the Trustee and any Enhancer concurrently with the delivery of a Qualified Replacement Mortgage stating that such Home Equity Loan meets the requirements of a Qualified Replacement Mortgage and that all other conditions to the substitution thereof have been satisfied. Any Home Equity Loan as to which repurchase or substitution was delayed pursuant to the related Pooling and Servicing Agreement or Sale and Servicing Agreement shall be repurchased or substituted for (subject to compliance with the provisions of the related Pooling and Servicing Agreement or Sale and Servicing Agreement) upon the earlier of (a) the occurrence of a default or reasonably foreseeable default with respect to such Home Equity Loan and (b) receipt by the Trustee and the Enhancer, if any, of a REMIC Opinion. In connection with any breach of a representation, warranty or covenant or defect in documentation giving rise to such repurchase or substitution obligation, the Seller agrees that it shall, at its expense, furnish the Trustee and the Enhancer, if any, either a REMIC Opinion or an opinion of counsel rendered by independent counsel that the effects described in a REMIC Opinion will not occur as a result of any such repurchase or substitution. The obligation of the Seller to so substitute or repurchase any Home Equity Loan as to which a representation of warranty is untrue in any material respect and has not been remedied constitutes the sole remedy available to the Holders and the Trustee.

"Loan Purchase Price" means an amount equal to the aggregate principal balance of such Home Equity Loan as of the date of purchase (assuming that the Monthly Remittance Amount remitted by the Servicer on such Monthly Remittance Date has already been remitted), plus all accrued and unpaid interest on such Home Equity Loan at the coupon rate to but not including the Monthly Remittance Date in the Remittance Period of such purchase together with (without duplication) the aggregate amount of (i) all unreimbursed Delinquency Advances and Servicing Advances theretofore made with respect to such Home Equity Loan, (ii) all Delinquency Advances which the Servicer has theretofore failed to remit with respect to such Home Equity Loan and (iii) all reimbursed Delinquency Advances and Servicing Advances to the extent that such reimbursement is not made from the Mortgagor.


"Monthly Remittance Date" means THE DATE SPECIFIED IN THE RELATED
PROSPECTUS SUPPLEMENT on which funds on deposit in the Principal and Interest Account are remitted to the Certificate Account.


"Remittance Period" means with respect to any Monthly Remittance Date, the calendar month preceding such Monthly Remittance Date.

ASSIGNMENT OF HOME EQUITY LOANS

The Seller will transfer, assign, set over and otherwise convey without recourse to the Depositor and the Depositor will transfer, assign, set over and otherwise convey without recourse to the Trustee in trust for the benefit of the Holders all right, title and interest of the Seller in and to each such Home Equity Loan and all its right, title and interest in and to principal received and interest due on each such Home Equity Loan on and after the Cut-Off Date; provided, however, that the Seller will reserve and retain all its right, title and interest in and to principal received (including Prepayments) and interest due on each Home Equity Loan prior to the Cut-Off Date. Purely as a protective measure and not to be construed as contrary to the parties intent that the transfer of the Home Equity Loans, is a sale, the Seller will also be deemed to have granted to the Depositor and the Depositor will also be deemed to have granted to the Trustee a security interest in the Trust Fund in the event that the transfer of the Home Equity Loans is deemed to be a loan and not a sale.

In connection with the transfer and assignment of the Home Equity Loans, the Seller will be required to:

          (i) deliver without recourse to the Trustee or an affiliate or agent of the Trustee (the "Custodian") on behalf of the Trustee on the date such Home Equity Loans are assigned to the Trust Fund, identified in the Schedule of Home Equity Loans (A) the original Notes, endorsed in blank or to the order of the Trustee, (B) (1) if the original title insurance policy is not available, the original title insurance commitment or a copy thereof certified as a true copy by the closing agent or the Seller, or if available, the original title insurance policy or a copy certified by the issuer of the title insurance policy or (2) if title insurance is not available in the applicable state, the attorney's opinion of title, (C) subject to clause (ii) below, originals or copies of all intervening assignments, if any, certified as true copies by the closing agent or the Seller, showing a complete chain of title from origination to the Trustee, including warehousing assignments, if recorded, (D) originals of all assumption and modification agreements, if any, (E) either: (1) the original Mortgage, with evidence of recording thereon (if such original Mortgage has been returned to Seller from the applicable recording office) or a copy (if such original Mortgage has not been returned to Seller from the applicable recording office) of the Mortgage certified as a true copy by the closing attorney or officer of the Seller or (2) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost or retained by the recording office, and (F) the original assignments of Mortgages in recordable form;

          (ii) cause, within 60 days following the date such Home Equity Loans are assigned to the Trust Fund, assignments of the Mortgages to the Trustee to be submitted for recording in the appropriate jurisdictions; provided, however, that the Seller shall not be required to prepare any assignment of Mortgage for a Mortgage with respect to which the original recording information has not been received, until such time as such information has been received from the recording office; provided, further, that (except as provided in the related Pooling and Servicing Agreement or Sale and Servicing Agreement) the Seller shall not be required to record an assignment of a Mortgage if the Seller furnishes to the Trustee, any Enhancer and the Rating Agencies, on or before the date such Home Equity Loans are assigned to the Trust Fund, at the Seller's expense, an opinion of counsel with respect to the relevant jurisdiction that such recording is not required to perfect the Trustee's interests in the related Mortgages Loans (in form satisfactory to the Trustee, any Enhancer and the Rating Agencies); and

          (iii) deliver the title insurance policy, the original Mortgages and such recorded assignments, together with originals or duly certified copies of any and all prior assignments (other than unrecorded warehouse assignments), to the Custodian on behalf of the Trustee within 15 days of receipt thereof by the Seller (but in any event, with respect to any Mortgage as to which original recording information has been made available to the Seller, within one year after the date such Home Equity Loans are assigned to the Trust Fund).

     The Trustee will agree, for the benefit of the Holders, to cause the Custodian to review each File within 45 days after the date such Home Equity Loans are assigned to the Trust Fund (or the date of receipt of any documents delivered to the Trustee after the Closing Date), to ascertain that all required documents (or certified copies of documents) have been executed and received.

     If the Custodian on behalf of the Trustee during such 45-day period finds any document constituting a part of a File which is not properly executed, has not been received, is unrelated to the Home Equity Loans or that any Home Equity Loan does not conform in a material respect to the description thereof as set forth in the Schedule of Home Equity Loans, the Custodian shall promptly notify the Trustee, and, concurrently with such notice shall on behalf of the Trustee notify the Depositor, the Seller, the Holders and the Enhancer, if any. The Seller will agree in the related Pooling and Servicing Agreement or Sale and Servicing Agreement to use reasonable efforts to remedy a material defect in a document constituting part of a File of which it is so notified by the Custodian on behalf of the Trustee. If, however, within 90 days after such notice to it respecting such defect the Seller shall not have remedied the defect and the defect materially and adversely affects the interest in the related Home Equity Loan of the Holders or any Enhancer, the Seller will be required on the next succeeding Monthly Remittance Date to (or will cause an affiliate of the Seller to)
     (i) substitute in lieu of such Home Equity Loan a Qualified Replacement Mortgage and deliver the Substitution Amount to the Trustee (to be deemed part of the collections remitted by the Servicer on such Monthly Remittance
     Date) or (ii) purchase such Home Equity Loan at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be delivered to the Trust along with the Monthly Remittance remitted by the Servicer on such Monthly Remittance Date. However, such substitution or purchase must occur within 90 days of the notice of defect if the defect would prevent the Home Equity Loan from being a Qualified Mortgage (as such term is defined in the Pooling and Servicing Agreement), and no substitution or purchase of a Home Equity Loan that is not in default or as to which no default is reasonably foreseeable shall be made unless the Seller obtains for the Trustee and any Enhancer a REMIC Opinion, addressed to and acceptable to the Trustee and any Enhancer.

     In addition to the foregoing, the Custodian on behalf of the Trustee has agreed to make a review during the 12th month after the Closing Date indicating the current status of the exceptions previously indicated on the Pool Certification (the "Final Certification"). After delivery of the Final Certification, the Custodian, on behalf of the Trustee and the Servicer shall provide to Enhancer, if any, no less frequently than monthly updated certifications indicating the then current status of exceptions, until all such exceptions have been eliminated.

     SERVICING AND SUB-SERVICING

     Unless otherwise set forth in the related Prospectus Supplement, the Seller will also serve as the Servicer of each Home Equity Loan. The Servicer may not assign its obligations under the Pooling and Servicing Agreement, in whole or in part, unless it shall have first obtained the written consent of the Trustee and any Enhancer, which consent is required not to be unreasonably withheld; provided, however, that any assignee must meet the eligibility requirements for a successor Servicer set forth in the related Pooling and Servicing Agreement or Sale and Servicing Agreement.

     The Securities will not represent an interest in or obligation of, nor are the Home Equity Loans guaranteed by, the Depositor, the Trustee, the Seller, the Servicer except as described herein, or any of their affiliates.

     The Servicer (other than the Servicer as successor Servicer) will be required to service the Home Equity Loans in accordance with the related Pooling and Servicing Agreement or Sale and Servicing Agreement and the terms of the respective Home Equity Loans.

     The Servicer may retain from the interest portion of each monthly payment, the related Servicing Fee. In addition, the Servicer will be entitled to retain additional servicing compensation in the form of prepayment charges, release fees, bad check charges, assumption fees, late payment charges, prepayment penalties, or any other servicing-related fees, Net Liquidation Proceeds not required to be deposited in the Principal and Interest Account pursuant to the related Pooling and Servicing Agreement or Sale and Servicing Agreement, and similar items.

When a borrower prepays all of a Home Equity Loan, the borrower pays interest on the amount prepaid only to the date of prepayment and accordingly, an interest shortfall (a "Prepayment Interest Shortfall") may result. In order to mitigate the effect of any such shortfall in interest distributions to Holders on any Payment Date, the aggregate Servicing Fee otherwise payable to the Servicer for such month shall, to the extent of the aggregate of such shortfalls, be deposited by the Servicer in the Principal and Interest Account for distribution to Holders on such Payment Date. Any such deposit by the Servicer will be reflected in the distributions to the Holders made on the related Payment Date.

The Servicer will be required to make reasonable efforts to collect all payments called for under the terms and provisions of the Home Equity Loans, and, to the extent such procedures are consistent with the related Pooling and Servicing Agreement or Sale and Servicing Agreement and the terms and provisions of any applicable insurance policy, to follow collection procedures for all Home Equity Loans at least as rigorous as those described in FNMA's Servicing Guide (the "FNMA Guide"). Consistent with the foregoing, the Servicer may in its discretion waive or permit to be waived (if such waiver or permission is occasioned by the default or reasonable foreseeable default of a Home Equity Loan or is consistent with the continued treatment of the Homes Equity Loan as a Qualified Mortgage (as such term is defined in the Pooling and Servicing Agreement)) any late payment charge, prepayment charge, assumption fee or any penalty interest in connection with the prepayment of a Home Equity Loan or any other fee or charge which the Servicer would be entitled to retain as additional servicing compensation. In the event the Servicer consents to the deferment of the due dates for payments due on a Note, the Servicer will nonetheless be required to make payment of any required Delinquency Advances with respect to the interest payments so extended to the same extent as if the interest portion of such installment were due, owing and delinquent and had not been deferred.


The Servicer will be required to create, or cause to be created, in the name of the Trustee, at one or more depository institutions, which institutions may be affiliates of the Servicer, a principal and interest account maintained as a trust account in the trust department of such institution (the "Principal and Interest Account"). All funds in the Principal and Interest Account are required to be held (i) uninvested, or (ii) invested in Eligible Investments (as defined in the related Pooling and Servicing Agreement or Sale and Servicing Agreement). Any investment of funds in the Principal and Interest Account must mature or be withdrawable at par on or prior to the immediately succeeding Monthly Remittance Date. Any investment earnings on funds held in the Principal and Interest Account are for the account of, and any losses therein are also for the account of, and must be promptly replenished by, the Servicer.



The Servicer will be required to deposit, or cause to be deposited, to the Principal and Interest Account, within one business day following receipt, all principal received and interest due on the Home Equity Loans on and after the related Cut-Off Date, including any Prepayments, the proceeds of any liquidation of a Home Equity Loan net of expenses and unreimbursed Delinquency Advances ("Net Liquidation Proceeds") and, any income from REO Properties and Delinquency Advances, but net of (i) Net Liquidation Proceeds to the extent that such Net Liquidation Proceeds exceed the sum of (a) the Loan Balance of the related Home Equity Loan immediately prior to liquidation, (b) accrued and unpaid interest on such Home Equity Loan (net of the Servicing Fee) to the date of such liquidation, (c) any Realized Losses during the related Remittance Period, and
(d) other reimbursements to the Servicer (i.e. unreimbursed servicing advances),
(ii) principal (including Prepayments) collected and interest due on the Home Equity Loans prior to the Cut-Off Date, (iii) reimbursements for Delinquency Advances and Servicing Advances to the extent provided below, and (iv) reimbursement for amounts deposited in the Principal and Interest Account representing payments of principal and/or interest on a Note by a Mortgagor which are subsequently returned by a depository institution as unpaid (all such net amounts being referred to herein as the "Daily Collections").



The Servicer may make withdrawals for its own account from the Principal and Interest Account for the following purposes:

          (i) on each Monthly Remittance Date, to pay itself the Servicing Fee to the extent not otherwise retained;

          (ii) to withdraw investment earnings on amounts on deposit in the Principal and Interest Account;

          (iii) to withdraw amounts that have been deposited to the Principal and Interest Account in error;

          (iv) to reimburse itself for unrecovered Delinquency Advances and Servicing Advances (in each case, solely from amounts recovered on the related Home Equity Loan) and for any excess interest collected from a Mortgagor; and

          (v) to clear and terminate the Principal and Interest Account following the termination of the Trust;


          The Servicer will remit to the Trustee for deposit in the Certificate Account the Daily Collections allocable to a Remittance Period, the Loan Purchase Price and Substitution Amounts not later than the related Monthly Remittance Date.



          On each Monthly Remittance Date, the Servicer shall be required to remit to the Trustee for deposit to the Certificate Account out of the Servicer's own funds or from collections on any Home Equity Loans that are not required to be distributed on the Payment Date occurring during the month in which such advance is made (which shall be reimbursed by the Servicer on or before any subsequent Monthly Remittance Dates on which such amounts are required to be part of the monthly remittance amount) any delinquent payment of interest with respect to each delinquent Home Equity Loan, which payment was not received on or prior to the related Monthly Remittance Date and was not theretofore advanced by the Servicer. Such amounts of the Servicer's own funds so deposited are "Delinquency Advances." The Servicer may reimburse itself on any Business Day for any Delinquency Advances paid from the Servicer's own funds, amounts recovered on the related Home Equity Loan or from the Certificate Account as provided in the related Pooling and Servicing Agreement or Sale and Servicing Agreement.

          Notwithstanding the foregoing, in the event that the Servicer determines in its reasonable business judgment in accordance with the servicing standards of the related Pooling and Servicing Agreement or the Sale and Servicing Agreement that any proposed Delinquency Advance if made would not be recoverable, the Servicer shall not be required to make such Delinquency Advances with respect to such Home Equity Loan. To the extent that the Servicer previously has made Delinquency Advances with respect to a Home Equity Loan that the Servicer subsequently determines to be nonrecoverable, the Servicer shall be entitled to reimbursement for such aggregate unreimbursed Delinquency Advances as provided above or may withdraw such amounts from the Principal and Interest Account. The Servicer shall give written notice of such determination as to why such amount is or would be nonrecoverable to the Trustee and the Enhancer, if any, and may withdraw such amounts from the Principal and Interest Account.


          The Servicer will be required to pay all "out of pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to, (i) expenditures in connection with a foreclosed Home Equity Loan prior to the liquidation thereof, including, without limitation, expenditures for real estate property taxes, hazard insurance premiums, property restoration or preservation ("Preservation Expenses"), (ii) the cost of any enforcement or judicial proceedings, including foreclosures and (iii) the cost of the management and liquidation of Property (including broker's fees) acquired in satisfaction of the related Mortgage, except to the extent that the Servicer in its reasonable business judgment determines that any such proposed amount would not be recoverable. Such costs and expenses will constitute "Servicing Advances." The Servicer may recover a Servicing Advance to the extent permitted by the Home Equity Loans or, if not theretofore recovered from the Mortgagor on whose behalf such Servicing Advance was made, from Liquidation Proceeds realized upon the liquidation of the related Home Equity Loan or from certain amounts on deposit in the Certificate Account as provided in the related Pooling and Servicing Agreement or the Sale and Servicing Agreement. Except as provided above, in no case may the Servicer recover Servicing Advances from the principal and interest payments on any other Home Equity Loan.



          A full month's interest at the coupon rate will be due on the outstanding Loan Balance of each Home Equity Loan as of the beginning of each Remittance Period. If a prepayment in full of a Home Equity Loan or a partial prepayment of at least six times a Mortgagor's Monthly Payment occurs during any calendar month, any difference between the interest collected from the Mortgagor in connection with such payoff and the full month's interest at the Coupon Rate that would be due on the related due date for such Home Equity Loan (such difference, the "Compensating Interest") (but not in excess of the aggregate Servicing Fee for the related Remittance Period), will be required to be deposited to the Principal and Interest Account on the next succeeding Monthly Remittance Date by the Servicer and shall be included in the monthly remittance amount to be made available to the Trustee on the next succeeding Monthly Remittance Date.


The Servicer will have the right and the option, but not the obligation, to purchase for its own account any Home Equity Loan which becomes delinquent as to three consecutive monthly installments or any Home Equity Loan as to which enforcement proceedings have been brought by the Servicer; provided, however, that the Servicer may not purchase any such Home Equity Loan unless the Servicer has delivered to any Enhancer and the Trustee, at the Servicer's expense a REMIC Opinion. The purchase price for any such Home Equity Loan is equal to the Loan Purchase Price thereof, which purchase price shall be deposited in the Principal and Interest Account.


The Servicer is required to cause to be liquidated any Home Equity Loan relating to a Property as to which ownership has been effected in the name of the Servicer on behalf of the Trust and which has not been liquidated within 35 months of such effecting of ownership at such price as the Servicer deems necessary to comply with this requirement, or within such period of time as may, in the opinion of counsel nationally recognized in federal income tax matters, be permitted under the Code.

The Servicer will be required to cause hazard insurance to be maintained with respect to the related Property and to advance sums on account of the premiums therefor if not paid by the Mortgagor if permitted by the terms of such Home Equity Loan.

The Servicer will have the right under the related Pooling and Servicing Agreement or Sale and Servicing Agreement (upon receiving the prior written consent of the Enhancer, if any) to accept applications of Mortgagors for consent to (i) partial releases of Mortgages, (ii) alterations and (iii) removal, demolition or division of Properties. No application for approval may be considered by the Servicer unless: (i) the provisions of the related Note and Mortgage have been complied with; (ii) the loan-to-value ratio and debt-to-income ratio after any release does not exceed the loan-to-value ratio and debt-to-income ratio of such Note on the Cut-Off Date and any increase in the loan-to-value ratio shall not exceed 5% unless approved in writing by the Enhancer, if any; and (iii) the lien priority of the related Mortgage is not affected.

The Servicer shall not agree to any modification, waiver or amendment of any provision of any Home Equity Loan unless, in the Servicer's good faith judgment, such modification, waiver or amendment would minimize the loss that might otherwise be experienced with respect to such Home Equity Loan and only in the event of a payment default with respect to such Home Equity Loan or in the event that a payment default with respect to such Home Equity Loan is reasonably foreseeable by the Servicer; provided, however, that no such modification, waiver or amendment shall extend the maturity date of such Home Equity Loan beyond the last scheduled payment date of the Home Equity Loans in the related Trust Fund. Notwithstanding anything set forth in the related Pooling and Servicing Agreement or Sale and Servicing Agreement to the contrary, the Servicer shall be permitted to modify, waive or amend any provision of a Home Equity Loan if required by statute or a court of competent jurisdiction to do so.

The Servicer, with the prior written consent of any Enhancer will be permitted under the related Pooling and Servicing Agreement or Sale and Servicing Agreement to enter into servicing agreements (the "Sub-Servicing Agreements") with other qualified servicers (the "Sub-Servicers") for any servicing and administration of Home Equity Loans with any institution that (x) is in compliance with the laws of each state necessary to enable it to perform its obligations under such Sub-Servicing Agreement, (y) has experience servicing home equity loans that are similar to the Home Equity Loans and (z) has equity of not less than $5,000,000 (as determined in accordance with generally accepted accounting principles).

With the consent of the Enhancer, if any, the Servicer may enter into Sub-Servicing Agreements with Sub-Servicers with respect to the servicing of the Home Equity Loans. Notwithstanding any Sub-Servicing Agreement, the Servicer will not be relieved of its obligations under the related Pooling and Servicing Agreement pr Sale and Servicing Agreement and the Servicer will be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Home Equity Loans. The Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Servicer by such Sub-Servicer and nothing contained in such Sub-Servicing Agreement shall be deemed to limit or modify the related Pooling and Servicing Agreement or Sale and Servicing Agreement.

The Servicer has agreed to indemnify and hold the Trustee and any Enhancer harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee and any Enhancer may sustain in any way related to the failure of the Servicer to perform its duties and service the Home Equity Loans in compliance with the terms of the related Pooling and Servicing Agreement or the Sale and Servicing Agreement except as may be limited in the related related Pooling and Servicing Agreement or the Sale and Servicing Agreement. The Servicer shall immediately notify the Trustee and any Enhancer if a claim is made by a third party with respect to the related Pooling and Servicing Agreement or the Sale and Servicing Agreement, and the Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Trustee and/or the Enhancer, if any, in respect of such claim. The Trustee shall reimburse the Servicer from amounts otherwise distributable on the Residual Interest Securities for the related Series for all amounts advanced by it pursuant to the preceding sentence, except when a final nonappealable adjudication determines that the claim relates directly to the failure of the Servicer to perform its duties in compliance with the related Pooling and Servicing Agreement or the Sale and Servicing Agreement. The indemnification provisions shall survive the termination of the related Pooling and Servicing Agreement or the Sale and Servicing Agreement and the payment of the outstanding Certificates.

The Servicer will be required to deliver to the Trustee, the Enhancer, if any, and the Rating Agencies on or before July 31 of each year: (1) an officers' certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding calendar year and of performance under the related Pooling and Servicing Agreement or the Sale and Servicing Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under the related Pooling and Servicing Agreement or the Sale and Servicing Agreement for such year, or, if there has been a default in the fulfillment of all such obligation, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such default and (2) a letter or letters of a firm of independent, nationally recognized certified public accountants reasonably acceptable to the Enhancer, if any, stating that such firm has examined the Servicer's overall servicing operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, and stating such firm's conclusions relating thereto.

REMOVAL AND RESIGNATION OF SERVICER

        The Enhancer, if any, (or, the Holders, with the consent of the Enhancer, if any) will have the right, pursuant to the related Pooling and Servicing Agreement or the Sale and Servicing Agreement, to remove the Servicer upon the occurrence of certain events (collectively, the "Servicer Termination Events") including, without limitation: (a) certain acts of bankruptcy or insolvency on the part of the Servicer; (b) certain failures on the part of the Servicer to perform its obligations under the related Pooling and Servicing Agreement or the Sale and Servicing Agreement (including certain performance tests related to the delinquency rate and cumulative losses of the Home Equity Loans); or (c) the failure to cure material breaches of the Servicer's representations in the related Pooling and Servicing Agreement or the Sale and Servicing Agreement or (d) certain other events specified in the related Pooling and Servicing Agreement or the Sale and Servicing Agreement.

        The Servicer is not permitted to resign from the obligations and duties imposed on it under the related Pooling and Servicing Agreement or the Sale and Servicing Agreement except upon determination that its duties thereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it, the other activities of the Servicer so causing such conflict being of a type and nature carried on by the Servicer on the date of the related Pooling and Servicing Agreement or the Sale and Servicing Agreement. Any such determination permitting the resignation of the Servicer is required to be evidenced by an opinion of counsel to such effect which shall be delivered, and reasonably acceptable, to the Trustee and any Enhancer.

        Upon removal or resignation of the Servicer, the Trustee (A) may solicit bids for a successor servicer as described in the related Pooling and Servicing Agreement or the Sale and Servicing Agreement and (B) until such time as a successor servicer is appointed pursuant to the terms of the related Pooling and Servicing Agreement or the Sale and Servicing Agreement, shall serve in the capacity of successor Servicer. The Enhancer, if any, may appoint a successor Servicer other than the Trustee. If an Enhancer does not appoint a successor Servicer, the Trustee, if it is unable to obtain a qualifying bid and is prevented by law from acting as servicer, will be required to appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution designated as an approved seller-servicer by FHLMC or FNMA, having net equity of not less than $5,000,000, and acceptable to any Enhancer, as the successor to the Servicer in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer.

        No removal or resignation of the Servicer will become effective until the Trustee or another successor Servicer shall have assumed the Servicer's responsibilities and obligations in accordance with the related Pooling and Servicing Agreement or the Sale and Servicing Agreement.

THE TRUSTEE

        Unless otherwise specified in the related Prospectus Supplement, ___________________________ having its principal corporate trust office at
_________________________________, will be named as Trustee under the related Pooling and Servicing Agreement or the Sale and Servicing Agreement.

REPORTING REQUIREMENTS

        On each Payment Date the Trustee will be required to report in writing (based on information provided to the Trustee by the Servicer) to each Holder, the Rating Agencies and the Enhancer, if any:

          (i) the amount of the principal and interest distribution with respect to each Class of Securities (based on a Security in the original principal amount of $1,000);

          (ii) the amount of such distributions allocable to principal on the Home Equity Loans, separately identifying the aggregate amount of any prepayments in full or partial prepayments or other recoveries of principal included therein (based on a Security in the original principal amount of $1,000) and any Subordination Increase Amount (as defined in the related Pooling and Servicing Agreement or the Sale and Servicing Agreement);

          (iii) the amount of such distribution allocable to interest on the Home Equity Loans (based on a Security in the original principal amount of $1,000);

          (iv) if the distribution (net of any payment by any Enhancer) to the Holders of any Class of Securities on such Payment Date was less than the amounts distributable to such Holders on such Payment Date, the related Carry-Forward Amount resulting therefrom;

          (v) the amount of any payment by any Enhancer included in the amounts distributed to the Holders of Class of Securities on such Payment Date;

          (vi) the Principal Balance of each Class of Securities (based on a Certificate in the original principal amount of $1,000) which will be outstanding after giving effect to any payment of principal on such Payment Date;

          (vii) the amount of any Subordinated Amount, Specified Subordinated Amount and Subordination Deficit, if any, remaining after giving effect to all distributions and transfers on such Payment Date;

          (viii) the aggregate loan balance of all Home Equity Loans and the aggregate loan balance of the Home Equity Loans in each Home Equity Loan Pool, in each case after giving effect to any payment of principal on such Payment Date;

          (ix) the total of any Substitution Amounts or Loan Purchase Price amounts included in such distribution;

          (x) the weighted average Coupon Rate of the Home Equity Loans in each Home Equity Loan Group and in the aggregate;

          (xi) such other information as the Certificate Insurer or any Owner may reasonably request with respect to delinquent Home Equity Loans;

          (xii) the largest Home Equity Loan Balance in each Home Equity Loan Group;

          (xiii) the Pass-Through Rate on any Securities subject to an available funds or weighted average coupon limitation ;

          (xiv) during any Funding Period, the Loan Balance of the Subsequent Home Equity Loans added to the Trust during the related Due Period; and

          (xv) during the Funding Period, the remaining Pre-Funded Amount as of the last day of the Due Period and

          (xvi) and other information specified in the related Prospectus Supplement and/or related Pooling and Servicing Agreement or Sale and Servicing Agreement.

        Certain obligations of the Trustee to provide information to the Holders are conditioned upon such information being received from the Servicer.

        In addition, on each Payment Date the Trustee will be required to distribute to each Holder, the Enhancer, if any, and the Rating Agencies, together with the information described above, the following information prepared by the Servicer and furnished to the Trustee for such purpose:

          (a) the number and aggregate principal balances of Home Equity Loans
          (i) 30-59 days delinquent, (ii) 60-89 days delinquent, (iii) 90 or more days delinquent, as of the close of business on the last day of the Remittance Period immediately preceding the Payment Date, (iv) the number and aggregate Loan Balances of all Home Equity Loans as of such Payment Date, after giving effect to any payment of principal on such Payment Date, as of the close of business on the last day of the Remittance Period immediately preceding the Payment Date, and (v) the percentage that each of the amounts represented by clauses (i), (ii) and (iii) represent as a percentage of the respective amounts in clause (iv);

          (b) the status and the number and dollar amounts of all Home Equity Loans in foreclosure proceedings as of the close of business on the last day of the Remittance Period immediately preceding such Payment Date;

          (c) the number of mortgagors and the loan balances of (i) the related Mortgages involved in bankruptcy proceedings as of the close of business on the last day of the Remittance Period immediately preceding such Payment Date and (ii) Home Equity Loans that are "balloon" loans;

          (d) the existence and status of any Mortgaged Properties as to which title has been taken in the name of, or on behalf of the Trustee, as of the close of business of the last day of the Remittance Period immediately preceding the Payment Date;

          (e) the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure as of the close of business on the last day of the Remittance Period immediately preceding the Payment Date;

          (f) the realized losses incurred on Home Equity Loans for related Remittance Period and the cumulative realized losses incurred on the Home Equity Loans from the Closing Date to and including the Remittance Period immediately preceding the Payment Date; and

          (g) the amount of net liquidation proceeds realized on the Home Equity Loans during the Remittance Period immediately preceding the Payment Date.

REMOVAL OF TRUSTEE FOR CAUSE


        The Trustee may be removed upon the occurrence of any one of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) on the part of the Trustee: (1) failure to make distributions of available amounts; (2) breaches of covenants and representations by the Trustee; (3) certain acts of bankruptcy or insolvency on the part of the Trustee; or (4) failure to meet the standards of Trustee eligibility as set forth in the related Pooling and Servicing Agreement or Sale and Servicing Agreement.


        If any such event occurs and is continuing, then and in every such case
(i) the Enhancer, if any, or (ii) with the prior written consent of any Enhancer (which is required not to be unreasonably withheld), the Depositor and the Holders or, if there are no Securities then outstanding, by the Residual Interest Securities may appoint a successor trustee.

GOVERNING LAW

        The Agreements and each Security will be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein.

AMENDMENTS

        The Trustee, the Depositor, the Seller and the Servicer with the consent of the Enhancer may, at any time and from time to time and without notice to or the consent of the Holders, amend the Pooling and Servicing Agreement, and the Trustee will be required to consent to such amendment, for the purposes of (i) if accompanied by an approving REMIC Opinion of counsel experienced in federal income tax matters, removing the restriction against the transfer of a Residual Interest Security to a Disqualified Organization (as such term is defined in the Code), (ii) complying with the requirements of the Code including any amendments necessary to maintain REMIC status, (iii) curing any ambiguity, (iv) correcting or supplementing any provisions therein which are inconsistent with any other provisions therein, or (v) for any other purpose, provided that in the case of clause (v), (A) the Seller delivers an opinion of counsel acceptable to the Trustee that such amendment will not adversely affect in any material respect the interest of the Holders and (B) such amendment will not result in a withdrawal or reduction of the rating of the Securities of a Series without regard to any Financial Guaranty Insurance Policy. Notwithstanding anything to the contrary, no such amendment shall (a) change in any manner the amount of, or delay the timing of, payments which are required to be distributed to any Holder without the consent of the Holder, (b) change the percentages which are required to consent to any such amendments, without the consent of the Holders of all Securities of the Class or Classes affected then Outstanding or (c) which affects in any manner the terms or provisions of any Financial Guaranty Insurance Policy.

        The Trustee will be required to furnish written notification of the substance of any such amendment to each Holder in the manner set forth in the related Pooling and Servicing Agreement or Sale and Servicing Agreement.

TERMINATION OF THE TRUST FUND

        Unless otherwise specified in the related Prospectus supplement, the related Pooling and Servicing Agreement or Sale and Servicing Agreement will provide that the Trust will terminate upon the payment to the Holder from amounts other than those available under any Financial Guaranty Insurance Policy of all amounts required to be paid to such Holders upon the later to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Home Equity Loan, (b) the disposition of all property acquired in respect of any Home Equity Loan remaining in the Trust Estate and (c) at any time if a Qualified Liquidation of the Trust Estate is effected as described below under "--Optional Termination." To effect a termination pursuant to clause (c) above, the Holders will be required to furnish to the Trustee an opinion of counsel experienced in federal income tax matters acceptable to the Enhancer, if any, and the Trustee to the effect that such liquidation constitutes a Qualified Liquidation.

OPTIONAL TERMINATION

        By Servicer or Enhancer. At its option, the Servicer (or the Enhancer, if any, if the Servicer fails to exercise such option) may on any Monthly Remittance Date when the aggregate outstanding loan balance of the Home Equity Loans is 10% or less of the sum of the loan balances if all the Home Equity in the Trust as of the date such Home Equity Loans were transferred to the Trust, purchase from the Trust Fund all (but not fewer than all) remaining Home Equity Loans, in whole only, and other property acquired by foreclosure, deed in lieu of foreclosure, or otherwise then constituting the Trust Fund, and pay to the Holders the portion of the purchase price allocable to each such class of Securities, which will equal an amount up to the sum of (i) 100% of the then outstanding principal balance of the related Securities thereof, plus (ii) one month's interest on the then outstanding principal balance of the related Securities thereof at the then applicable Pass-Through Rate for such class, plus any previously accrued but unpaid interest thereon, such sum payable in accordance with the priorities described under "Description of the Certificates--Distributions" in the related Prospectus Supplement and thereby effect early retirement of the Securities.

        Termination Upon Loss of REMIC Status. Following a final determination by the Internal Revenue Service or by a court of competent jurisdiction, in either case from which no appeal is taken within the permitted time for such appeal, or if any appeal is taken, following a final determination of such appeal from which no further appeal can be taken, to the effect that the REMIC does not and will no longer qualify as a "REMIC" pursuant to Section 860D of the Code (the "Final Determination"), at any time on or after the date which is 30 calendar days following such Final Determination the Enhancer, if any, or the Holders with the consent of the Enhancer, if any, may direct the Trustee on behalf of the Trust Fund to adopt a plan of complete liquidation, as contemplated by Section 860F(a)(4) of the Code.

        EVENTS OF DEFAULT; TERMINATION UNDER INDENTURE. Events of Default under the Indenture for each Series of Notes include: (i) a default for 30 days or more in the payment of any principal of or interest on any Note of such Series;
(ii) failure to perform any other covenant of the Trust Fund in the Indenture which continues for a period of 60 days after notice thereof is given in accordance with the procedures described in the related Prospectus Supplement;
(iii) any representation or warranty made by the Seller or the Trust Fund in the Indenture or in any certificate or other writing delivered pursuant thereto or in connection therewith with respect to or affecting such Series having been incorrect in a material respect as of the time made, and such breach is not cured within 60 days after notice thereof is given in accordance with the procedures described in the related Prospectus Supplement; (iv) certain events of bankruptcy, insolvency, receivership or liquidation of the Seller or the Trust Fund; or (v) any other Event of Default provided with respect to Notes of that Series.

        If an Event of Default with respect to the Notes of any Series at the time outstanding occurs and is continuing, either the Trustee or the Holders of a majority of the then aggregate outstanding amount of the Notes of such Series with, if specified in the related Prospectus Supplement, the consent of the Enhancer, may declare the principal amount (or, if the Notes of that Series are Zero Coupon Securities, such portion of the principal amount as may be specified in the terms of that Series, as provided in the related Prospectus Supplement) of all the Notes of such Series to be due and payable immediately. Such declaration may, under certain circumstances, be rescinded and annulled by the Holders of a majority in aggregate outstanding amount of the Notes of such Series.

        If, following an Event of Default with respect to any Series of Notes, the Notes of such Series have been declared to be due and payable, the Trustee may, in its discretion, notwithstanding such acceleration, elect to maintain possession of the collateral securing the Notes of such Series and to continue to apply distributions on such collateral as if there had been no declaration of acceleration if such collateral continues to provide sufficient funds for the payment of principal of and interest on the Notes of such Series as they would have become due if there had not been such a declaration. In addition, the Trustee may not sell or otherwise liquidate the collateral securing the Notes of a Series following an Event of Default other than a default in the payment of any principal or interest on any Note of such Series for 30 days or more, unless
(a) the Holders of 100% of the then aggregate outstanding amount of the Notes of such Series consent to such sale, (b) the proceeds of such sale or liquidation are sufficient to pay in full the principal of and accrued interest due and unpaid on the outstanding Notes of such Series at the date of such sale or (c) the Trustee determines that such collateral would not be sufficient on an ongoing basis to make all payments on such Notes as such payments would have become due if such Notes had not been declared due and payable, and the Trustee obtains the consent of the Holders of 66 2/3% of the then aggregate outstanding amount of the Notes of such Series.

        In the event that the Trustee liquidates the collateral in connection with an Event of Default involving a default for 30 days or more in the payment of principal of or interest on the Notes of a Series, the Indenture provides that the Trustee will have a prior lien on the proceeds of any such liquidation for unpaid fees and expenses. As a result, upon the occurrence of such an Event of Default, the amount available for distribution to the Noteholders may be less than would otherwise be the case. However, the Trustee may not institute a proceeding for the enforcement of its lien except in connection with a proceeding for the enforcement of the lien of the Indenture for the benefit of the Noteholders after the occurrence of such an Event of Default.

        In the event the principal of the Notes of a Series is declared due and payable, as described above, the Holders of any such Notes issued at a discount from par may be entitled to receive no more than an amount equal to the unpaid principal amount thereof less the amount of such discount which is unamortized.

        Subject to the provisions of the Indenture relating to the duties of the Trustee, in case an Event of Default shall occur and be continuing with respect to a Series of Notes, the Trustee will be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the Holders of Notes of such Series, unless such Holders offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in complying with such request or direction. Subject to such provisions for indemnification and certain limitations contained in the Indenture, the Holders of a majority of the then aggregate outstanding amount of the Notes of such Series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes of such Series, and the Holders of a majority of the then aggregate outstanding amount of the Notes of such Series may, in certain cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the Indenture that cannot be modified without the waiver or consent of all the Holders of the outstanding Notes of such Series affected thereby.

               The Indenture will be discharged with respect to a Series of Notes (except with respect to certain continuing rights specified in the Indenture) upon the delivery to the Trustee for cancellation of all the Notes of such Series or, with certain limitations, upon deposit with the Trustee of funds sufficient for the payment in full of all of the Notes of such Series.

        In addition to such discharge with certain limitations, the Indenture will provide that, if so specified with respect to the Notes of any Series, the related Trust Fund will be discharged from any and all obligations in respect of the Notes of such Series (except for certain obligations relating to temporary Notes and exchange of Notes, to register the transfer of or exchange Notes of such Series, to replace stolen, lost or mutilated Notes of such Series, to maintain paying agencies and to hold monies for payment in trust) upon the deposit with the Trustee, in trust, of money and/or direct obligations of or obligations guaranteed by the United States of America which, through the payment of interest and principal in respect thereof in accordance with their terms, will provide money in an amount sufficient to pay the principal of and each installment of interest on the Notes of such Series on the Final Scheduled Distribution Date for such Notes and any installment of interest on such Notes in accordance with the terms of the Indenture and the Notes of such Series. In the event of any such defeasance and discharge of Notes of such Series, holders of Notes of such Series would be able to look only to such money and/or direct obligations for payment of principal and interest, if any, on their Notes until maturity.

REMIC ADMINISTRATOR

        For any Series with respect to which a REMIC election is made, preparation of certain reports and certain other administrative duties with respect to the Trust Fund may be performed by a REMIC administrator, who may be the Seller or an affiliate of the Seller.

                 CERTAIN LEGAL ASPECTS OF THE HOME EQUITY LOANS


        The following discussion contains summaries of certain legal aspects of mortgage loans which are general in nature. Because certain of such legal aspects are governed by applicable state law (which laws may differ substantially), the summaries do not purport to be complete or to reflect the laws of any particular state or to encompass the laws of all states in which the properties securing the Home Equity Loans are situated.


MORTGAGES


        The Home Equity Loans for a Series will be secured by either mortgages, deeds of trust, deeds to secure debt or similar security instruments (such Home Equity Loans are hereinafter referred to in this section as "mortgage loans"), depending upon the prevailing practice in the state in which the property subject to a mortgage loan is located. The filing of a mortgage, deed of trust, deed to secure debt or similar security instrument creates a lien or title interest upon the real property covered by such instrument and represents the security for the repayment of an obligation that is customarily evidenced by a promissory note. The priority of the liens is important because, among other things, the foreclosure of a senior lien will extinguish a junior lien, and because the holder of a senior lien generally will have a right to receive insurance, condemnation or other proceeds before the holder of a junior lien.

        Priority between mortgages and deeds of trust (or other instruments of record) generally depends in the first instance on the order of filing with the appropriate government records office. Priority also may be affected by the express terms of the mortgage or the deed of trust and any subordination agreement among the lenders.

        Although priority among liens on the same property generally depends in the first instance on the order of filing, there are a number of ways in which a lien that is a senior lien when it is filed can become subordinate to a lien filed at a later date. A deed of trust or mortgage generally is not prior to any liens for real estate taxes and assessments, certain federal liens (including certain federal criminal liens, environmental liens and tax liens), certain mechanics and materialmen's liens, and other liens given priority by applicable law.

        There are two parties to a mortgage, the mortgagor, who is the borrower/property owner or the land trustee (as described below), and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. In the case of a land trust, there are three parties because title to the property is held by a land trustee under a land trust agreement of which the borrower/property owner is the beneficiary; at origination of a mortgage loan, the borrower executes a separate undertaking to make payments on the mortgage note. Under a deed of trust or similar security instrument, the homeowner or borrower, called the

"grantor," grants the security property to a third-party grantee, called the "trustee," for the benefit of the lender, called the "beneficiary." The deed of trust gives the trustee the authority, if the borrower defaults and upon the instructions of the beneficiary, to sell the security property in a "foreclosure" or "trustee's sale" and to apply the sale proceeds to the secured debt. The mortgagee's authority under a mortgage and the trustee's authority under a deed of trust are governed by the law of the state in which the real property is located, the express provisions of the mortgage or deed of trust, and, in some cases, particularly in deed of trust transactions, the directions of the beneficiary.

FORECLOSURE

        Foreclosure of a mortgage is generally accomplished by judicial action, and foreclosure of a deed of trust may be accomplished by judicial action. Generally, the action is initiated by the service of legal pleadings upon all parties having an interest of record in the real property. Delays in completion of the foreclosure occasionally may result from difficulties in effecting service on necessary parties defendant. When the mortgagee's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time-consuming and expensive. After the completion of a judicial foreclosure proceeding, the court may issue a judgment of foreclosure and appoint a receiver or other officer to conduct the sale of the property. In some states, mortgages may also be foreclosed by advertisement or pursuant to a power of sale provided in the mortgage. Foreclosure of a mortgage by advertisement is essentially similar to foreclosure of a deed of trust by nonjudicial power of sale.

        If a borrower defaults under a loan secured by a deed of trust, the lender generally may bring suit against the borrower. The lender generally also may attempt to collect the loan by causing the deed of trust to be enforced against the property it encumbers. Enforcement of a deed of trust is accomplished in most cases by a trustee's sale in which the trustee, upon default of the grantor, and subject to the expiration of applicable cure periods, sells the security property at a public sale under the terms of the loan documents and subject to the applicable procedural provisions of state law. In certain states, the lender must exhaust the security through foreclosure (either judicially or non-judicially) prior to other efforts to collect the balance of the promissory note. Whether a lender may thereafter collect on the unpaid balance of the loan is governed by the anti-deficiency statute in the applicable state governing the collectibility of deficiency balances.

        The trustee's sale generally must be conducted by public auction in the county or city in which all or some part of the security property is located. At the sale, the trustee generally requires a bidder to deposit with the trustee a set amount or a percentage of the full amount of the bidder's final bid in cash (or an equivalent thereto satisfactory to the trustee) prior to and as a condition to recognizing such bid, and may conditionally accept and hold these amounts for the duration of the sale. The beneficiary of the deed of trust generally need not bid cash at the sale, but may instead make a "credit bid" up to the extent of the total amount due under the deed of trust, including costs and expenses actually incurred in enforcing the deed of trust, as well as the trustee's fees and expenses. The trustee will sell the security property to the highest proper bidder at the sale.

        A sale conducted in accordance with the terms of the power of sale contained in the deed of trust generally is presumed to be conducted regularly and fairly, and, on a conveyance of the property by trustee's deed, confers absolute legal title to the property to the purchaser, free of all junior deeds of trust and free of all other liens and claims subordinate to the deed of trust under which the sale is made. The purchaser's title, however, is subject to all senior liens and other senior claims. Thus, if the deed of trust being enforced is a junior deed of trust, the trustee will convey title to the property to the purchaser subject to the first deed of trust and any other prior liens and claims. A trustee's sale or judicial foreclosure under a junior deed of trust generally has no effect on the first deed of trust, with the possible exception of the right of a senior beneficiary to accelerate its indebtedness under a default clause or a "due-on-sale" clause contained in the senior deed of trust. See "--Due-on-Sale Clauses in Home Equity Loans" below.

        Because a potential buyer at the sale may find it difficult to determine the exact status of title and other facts about the security property, and because the physical condition of the security property may have deteriorated, it generally is more common for the lender, rather than an unrelated third party, to purchase the security property at a trustee's sale or judicial foreclosure sale. The lender (or other purchaser at the judicial foreclosure or trustee's sale) will be subject to the burdens of ownership, including the obligations to service any senior mortgage or deed of trust, to obtain hazard insurance and to make such repairs at its own expense as are necessary to render the security property suitable for resale. The lender commonly will attempt to resell the security property and obtain the services of a real estate broker and agree to pay the broker a commission in connection with the resale. Depending upon market conditions, the ultimate proceeds of the resale of the security property may not be high enough to equal the lender's investment.

        The proceeds received by the trustee from the sale generally are applied first to the costs, fees and expenses of sale and then in satisfaction of the indebtedness secured by the deed of trust under which the sale was conducted. Any remaining proceeds generally are payable to the holders of junior deeds of trust and other liens and claims in order of their priority. Any balance remaining generally is payable to the grantor. Following the sale, if there are insufficient proceeds to repay the secured debt, the beneficiary under the foreclosed lien generally may obtain a deficiency judgment against the grantor. See "--Deficiency Judgments" below.

        Some courts have been faced with the issue of whether federal or state constitutional due process requires that borrowers under deeds of trust receive notices in addition to the statutorily prescribed minimum. For the most part, the courts in these cases have upheld the notice provisions and procedures described above.

        An action to foreclose a mortgage is an action to recover the mortgage debt by enforcing the mortgagee's rights under the mortgage. It is regulated by statutes and rules and subject throughout to the court's equitable powers. Generally, a mortgagor is bound by the terms of the related mortgage note and the mortgage as made and cannot be relieved from his default if the mortgagee has exercised his rights in a commercially reasonable manner. However, since a foreclosure action is equitable in nature, the court may exercise equitable powers to relieve a mortgagor of a default and deny the mortgagee foreclosure on proof that either the mortgagor's default was excusable or the mortgagee's action established a waiver, fraud, bad faith, or oppressive or unconscionable conduct such as to warrant a court of equity to refuse affirmative relief to the mortgagee. Under certain circumstances a court of equity may relieve the mortgagor from an entirely technical default where such default was not willful.

        A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses or counterclaims are interposed, sometimes requiring up to several years to complete. Moreover, a non-collusive, regularly conducted foreclosure sale may be challenged as a fraudulent conveyance, regardless of the parties' intent, if a court determines that the sale was for less than fair consideration and such sale occurred while the mortgagor was insolvent and within one year (or within the state statute of limitations if the trustee in bankruptcy elects to proceed under state fraudulent conveyance law) of the filing of bankruptcy. Similarly, a suit against the debtor on the related mortgage note may take several years and, generally, is a remedy alternative to foreclosure, the mortgagee being precluded from pursuing both at the same time.

        In the case of foreclosure under either a mortgage or a deed of trust, the sale by the referee or other designated officer or by the trustee is a public sale. However, because of the difficulty potential third party purchasers at the sale have in determining the exact status of title and because the physical condition of the property may have deteriorated during the foreclosure proceedings, it is relatively uncommon for a third party to purchase the property at a foreclosure sale. Rather, it is more common for the lender to purchase the property from the trustee or referee for an amount which may be equal to the unpaid principal amount of the mortgage note secured by the mortgage or deed of trust plus accrued and unpaid interest and the expenses of foreclosure, in which event the mortgagor's debt will be extinguished or the lender may purchase for a lesser amount in order to preserve its right against a borrower to seek a deficiency judgment in states where such a judgment can be obtained. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burdens of ownership, including obtaining hazard insurance, paying taxes and making such repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Any loss may be reduced by the receipt of any mortgage guaranty insurance proceeds.

RIGHTS OF REDEMPTION

        In some states, after foreclosure of a mortgage, the mortgagor and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. The right of redemption should be distinguished from the equity of redemption, which is a statutory or non-statutory right that must be exercised prior to the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest, expenses of foreclosure and reasonable expenses incurred in maintaining the property. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption will defeat the title of any purchaser at a foreclosure sale, or of any purchaser from the lender subsequent to foreclosure. Consequently the practical effect of a right of redemption is to force the lender to retain the property and pay the expenses of ownership until the redemption period has run. In many states, there is no right to redeem property after a trustee's sale under a deed of trust, unless a deficiency judgment is sought by the lender.





        When the lender under a junior mortgage or deed of trust cures the default and reinstates or redeems the senior mortgage or deed of trust, the amount paid by the lender for such cure generally becomes a part of the indebtedness secured by the junior deed of trust.

JUNIOR MORTGAGES; RIGHTS OF SENIOR MORTGAGES

        The mortgage loans comprising or underlying the Home Equity Loans included in the Trust Fund for a Series will be secured by mortgages or deeds of trust which may be junior to one or more other mortgages or deeds of trust held by other lenders or institutional investors. The rights of the Trust Fund (and therefore the Holders), as mortgagee under a junior mortgage, are subordinate to those of the mortgagee under the senior mortgage, including the prior rights of the senior mortgagee to receive hazard insurance and condemnation proceeds and to cause the property securing the mortgage loan to be sold upon default of the mortgagor, thereby extinguishing the junior mortgagee's lien unless the junior mortgagee asserts its subordinate interest in the property in foreclosure litigation and, possibly, satisfies the defaulted senior mortgage. A junior mortgagee may satisfy a defaulted senior loan in full and, in some states, may cure such default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan. In some states, absent a provision in the mortgage or deed of trust, no notice of default is required to be given to a junior mortgagee. In addition, as described above, the rights of the Trust Fund may be or become subject to liens for real estate taxes and other obligations. Although the Seller generally does not cure defaults under a senior deed of trust or other lien, it is the Seller's standard practice to protect its interest by monitoring any such sale of which it is aware and bidding for property if it determines that it is in the Seller's best interests to do so.

        The standard form of the mortgage or deed of trust used by most institutional lenders, like that used by the Seller, confers on the mortgagee or beneficiary the right both to receive all proceeds collected under any hazard insurance policy required to be maintained by the borrower and all awards made in connection with condemnation proceedings. The lender generally has the right, subject to the specific provisions of the mortgage or deed of trust securing its loan, to apply such proceeds and awards to repair of any damage to the security property or to payment of any indebtedness secured by the mortgage or deed of trust, in such order as the mortgagee or beneficiary may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the mortgagee or beneficiary under underlying senior mortgages will have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgages or deeds of trust. If available, proceeds in excess of the amount of senior mortgage indebtedness, in most cases, will be applied to the junior indebtedness.

        Another provision typically found in the form of the mortgage or deed of trust used by institutional lenders obligates the grantor or mortgagor to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the mortgagee or beneficiary under the mortgage. Upon a failure of the grantor or mortgagor to perform any of these obligations, the mortgagee or beneficiary is given the right to perform the obligation itself, at its election, with the mortgagor or grantor agreeing to reimburse the mortgagee or beneficiary for any sums expended by the mortgagee or beneficiary on behalf of the mortgagor or grantor. The mortgage or deed of trust typically provides that all sums so expended by the mortgagee or beneficiary become part of the indebtedness secured by the mortgage or deed of trust.

ANTI-DEFICIENCY LEGISLATION AND OTHER LIMITATIONS ON LENDERS


        Certain states have imposed statutory prohibitions which limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, including California, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal in most cases to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. However, some states calculate the deficiency as the difference between the outstanding indebtedness and the greater of the fair market value of the property and the sales price of the property. Other states require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, when applicable, is that lenders will usually proceed first against the security rather than bringing a personal action against the borrower. Finally, other statutory provisions limit any deficiency judgment against the former borrower following a foreclosure sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the foreclosure sale.


        In addition to laws limiting or prohibiting deficiency judgments, numerous other statutory provisions, including the federal bankruptcy laws, the Federal Soldiers' and Sailors' Civil Relief Act and state laws affording relief to debtors, may interfere with or affect the ability of the secured lender to realize upon collateral and/or enforce a deficiency judgment. For example, with respect to federal bankruptcy law, the filing of a petition acts as a stay against the enforcement of remedies for collection of a debt. Foreclosure is permitted during the pendency of this proceeding only with court permission Moreover, a court with federal bankruptcy jurisdiction may permit a debtor through a Chapter 13 Bankruptcy Code rehabilitative plan to cure a monetary default with respect to a loan on a debtor's residence by paying arrearages within a reasonable time period and reinstating the original loan payment schedule even though the lender accelerated the loan and the lender has taken all steps to realize upon its security (provided no sale of the property has yet occurred) prior to the filing of the debtor's Chapter 13 petition. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a loan default by permitting the obligor to pay arrearages over a number of years.

        Courts with federal bankruptcy jurisdiction have also indicated that the terms of a mortgage loan may be modified if the borrower has filed a petition under Chapter 13. These courts have suggested that such modifications may include reducing the amount of each monthly payment, changing the rate of interest, altering the repayment schedule and reducing the lender's security interest to the value of the residence, thus leaving the lender a general unsecured creditor for the difference between the value of the residence and the outstanding balance of the loan. Federal bankruptcy law and limited case law indicate that the foregoing modifications cannot be applied to the terms of a loan secured by property that is the principal residence of the debtor. In all cases, the secured creditor is entitled to the value of its security plus post-petition interest, attorney's fees and costs to the extent the value of the security exceeds the debt.

        In a Chapter 11 case under the Bankruptcy Code, the lender is precluded from foreclosing without authorization from the bankruptcy court. The lender's lien may be transferred to other collateral and/or be limited in amount to the value of the lender's interest in the collateral as of the date of the bankruptcy. The loan term may be extended, the interest rate may be adjusted to market rates and the priority of the loan may be subordinated to bankruptcy court-approved financing. The bankruptcy court can, in effect, invalidate due-on-sale clauses through confirmed Chapter 11 plans of reorganization.

        The Bankruptcy Code provides priority to certain tax liens over the lender's security. This may delay or interfere with the enforcement of rights in respect of a defaulted Home Equity Loan. In addition, substantive requirements are imposed upon lenders in connection with the origination and the servicing of mortgage loans by numerous federal and some state consumer protection laws. The laws include the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Reporting Act and related statutes and regulations. These federal laws impose specific statutory liabilities upon lenders who originate loans and who fail to comply with the provisions of the law. In most cases, this liability will affect assignees of the loans.

DUE-ON-SALE CLAUSES IN HOME EQUITY LOANS

        Due-on-sale clauses permit the lender to accelerate the maturity of the loan if the borrower sells or transfers, whether voluntarily or involuntarily, all or part of the real property securing the loan without the lender's prior written consent. The enforceability of these clauses has been the subject of legislation or litigation in many states, and in some cases, typically involving single family residential mortgage transactions, their enforceability has been limited or denied. In any event, the Garn-St Germain Depository Institutions Act of 1982 (the "Garn-St Germain Act") preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to certain exceptions. As a result, due-on-sale clauses have become generally enforceable except in those states whose legislatures exercised their authority to regulate the enforceability of such clauses with respect to mortgage loans that were (i) originated or assumed during the "window period" under the Garn-St Germain Act which ended in all cases not later than October 15, 1982, and (ii) originated by lenders other than national banks, federal savings institutions and federal credit unions. FHLMC has taken the position in its published mortgage servicing standards that, out of a total of eleven "window period states," five states (Arizona, Michigan, Minnesota, New Mexico and Utah) have enacted statutes extending, on various terms and for varying periods, the prohibition on enforcement of due-on-sale clauses with respect to certain categories of window period loans. Also, the Garn-St Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

        In addition, under federal bankruptcy law, due-on-sale clauses may not be enforceable in bankruptcy proceedings and may, under certain circumstances, be eliminated in any modified mortgage resulting from such bankruptcy proceeding.

ENFORCEABILITY OF PREPAYMENT AND LATE PAYMENT FEES

        Forms of notes, mortgages and deeds of trust used by lenders may contain provisions obligating the borrower to pay a late charge if payments are not timely made, and in some circumstances may provide for prepayment fees or penalties if the obligation is paid prior to maturity. In certain states, there are or may be specific limitations, upon the late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. Late charges and prepayment fees are typically retained by servicers as additional servicing compensation.

EQUITABLE LIMITATIONS ON REMEDIES

        In connection with lenders' attempts to realize upon their security, courts have invoked general equitable principles. The equitable principles are generally designed to relieve the borrower from the legal effect of his defaults under the loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's judgment and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of a lender to realize upon its security if the default under the security agreement is not monetary, such as the borrower's failure to adequately maintain the property or the borrower's execution of secondary financing affecting the property. Finally, some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under security agreements receive notices in addition to the statutorily-prescribed minimums. For the most part, these cases have upheld the notice provisions as being reasonable or have found that, in cases involving the sale by a trustee under a deed of trust or by a mortgagee under a mortgage having a power of sale, there is insufficient state action to afford constitutional protections to the borrower.

        Most conventional single-family mortgage loans may be prepaid in full or in part without penalty. A mortgagee to whom a prepayment in full has been tendered may be compelled to give either a release of the mortgage or an instrument assigning the existing mortgage. The absence of a restraint on prepayment, particularly with respect to mortgage loans having higher mortgage rates, may increase the likelihood of refinancing or other early retirements of such mortgage loans.

APPLICABILITY OF USURY LAWS

        Many states have usury laws which limit the interest and other amounts that may be charged under certain loans. Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980 ("Title V"), provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. Similar federal statutes were in effect with respect to mortgage loans made during the first three months of 1980. Title V authorizes any state to reimpose interest rate limits by adopting, before April 1, 1983, a state law, or by certifying that the voters of such state have voted in favor of any provision, constitutional or otherwise, which expressly rejects an application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. State laws apply to residential second mortgages; however, some state usury limitations do not apply to residential second mortgages.

ENVIRONMENTAL LEGISLATION

        A federal statute, the Comprehensive Environmental Response, Compensation, and Liability Act, and a growing number of state laws impose a statutory lien for associated costs on property that is the subject of a cleanup action on account of hazardous wastes or hazardous substances released or disposed of on the property. Such a lien generally will have priority over all subsequent liens on the property and, in certain of these states, will have priority over prior recorded liens, including the lien of a mortgage or deed of trust. The priority of the environmental lien under federal law depends on the time of perfection of the federal lien compared to the time of perfection of any competing liens under applicable state law. In addition, under federal environmental legislation and possibly under state law in a number of states, a secured party that takes a deed in lieu of foreclosure or acquires a property at a foreclosure sale may be liable for the costs of cleaning up a contaminated site. Although such costs could be substantial, they would probably not be imposed on a secured lender (such as the applicable Trust Fund) if it promptly marketed the foreclosed property for resale. In the event that a Trust Fund acquired title to a property securing a Mortgage Home Equity Loan and cleanup costs were incurred in respect of the property, the holders of the Securities might incur a delay in the payment if such costs were required to be paid by such Trust Fund.

SOLDIERS' AND SAILORS' CIVIL RELIEF ACT OF 1940

        Under the Soldiers' and Sailors' Civil Relief Act of 1940, members of all branches of the military on active duty, including draftees and reservists in military service, (i) are entitled to have interest rates reduced and capped at 6% per annum, on obligations (including Home Equity Loans) incurred prior to the commencement of military service for the duration of military service, (ii) may be entitled to a stay of proceedings on any kind of foreclosure or repossession action in the case of defaults on such obligations entered into prior to military service for the duration of military service and (iii) may have the maturity of such obligations incurred prior to military service extended, the payments lowered and the payment schedule readjusted for a period of time after the completion of military service. However, the benefits of (i),
(ii), or (iii) above are subject to challenge by creditors and if, in the opinion of the court, the ability of a person to comply with such obligations has not been materially impaired by military service, the court may apply equitable principles accordingly. If a borrower's obligation to repay amounts otherwise due on a Home Equity Loan included in a Trust Fund for a Series is relieved pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, none of the Trust Fund, the Servicer, the Seller nor the Trustee will be required to advance such amounts, and any loss in respect thereof may reduce the amounts available to be paid to the Holders of the Securities of such Series. Any shortfalls in interest collections on Home Equity Loans included in a Trust Fund for a Series resulting from application of the Soldiers' and Sailors' Civil Relief Act of 1940 will be allocated to each Class of Securities of such Series that is entitled to receive interest in respect of such Home Equity Loans in proportion to the interest that each such Class of Securities would have otherwise been entitled to receive in respect of such Home Equity Loans had such interest shortfall not occurred unless the related Prospectus Supplement allocates such shortfalls to particular Classes.

                                 USE OF PROCEEDS

        The Depositor will apply all or substantially all of the net proceeds from the sale of each Series of Securities for one or more of the following purposes: (i) to establish any Reserve Fund, Pre-Funding Account or Capitalized Interest Account, (ii) to pay costs of structuring and issuing such Securities, including the costs of obtaining Enhancement, and (iii) to acquire the Home Equity Loans from the Seller, who in turn will use such proceeds for general corporate purposes.

                         FEDERAL INCOME TAX CONSEQUENCES

GENERAL



        This section sets forth (i) certain federal income tax opinions of Stroock & Stroock & Lavan LLP, special counsel to the Seller ("Federal Tax Counsel"), and (ii) a summary, based on the advice of Federal Tax Counsel, of the material federal income tax consequences of the purchase, ownership and disposition of Securities.

The summary does not purport to deal with all aspects of federal income taxation that may affect particular investors in light of their individual circumstances, nor with certain types of investors subject to special treatment under the federal income tax laws. The summary focuses primarily upon investors who will hold Securities as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the of the Internal Revenue Code of 1986, as amended (the "Code"), but much of the discussion is applicable to other investors as well. Because tax consequences may vary based on the status or tax attributes of the owner of a Security, prospective investors are advised to consult their own tax advisers concerning the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Securities. For purposes of this tax discussion (except with respect to information reporting, or where the context indicates otherwise), any reference to the "Holder" means the beneficial owner of a Security.


        The summary is based upon the provisions of the Code, the regulations promulgated thereunder, including, where applicable, proposed regulations, and the judicial and administrative rulings and decisions now in effect, all of which are subject to change or possible differing interpretations. The statutory provisions, regulations, and interpretations on which this interpretation is based are subject to change, and such a change could apply retroactively.

        The federal income tax consequences to Holders will vary depending on whether (i) the Securities of a Series are classified as indebtedness for federal income tax purposes; (ii) an election is made to treat the Trust Fund (or certain assets of the Trust Fund) relating to a particular Series of Securities as a real estate mortgage investment conduit ("REMIC") under the Code; (iii) the Securities represent an ownership interest for federal income tax purposes in some or all of the assets included in the Trust Fund for a Series; or (iv) for federal income tax purposes the Trust Fund relating to a particular Series of Certificates is classified as a partnership or is disregarded as an entity separate from its owner. The Prospectus Supplement for each Series of Securities will specify how the Securities will be treated for federal income tax purposes and will discuss whether a REMIC election, if any, will be made with respect to such Series.

OPINIONS

        Federal Tax Counsel is of the opinion that:

               (i) If a Prospectus Supplement indicates that one or more Classes of Securities of the related Series are to be treated as indebtedness for federal income tax purposes, assuming that all of the provisions of the applicable Agreement are complied with, the Securities so designated will be considered indebtedness for federal income tax purposes;

               (ii) If a Prospectus Supplement indicates that one or more REMIC elections will be made with respect to the related Trust Fund, assuming that such elections are timely made and all of the provisions of the applicable Agreement are complied with (a) each segregated pool of assets specified as a REMIC in such Agreement will constitute a REMIC for federal income tax purposes, (b) the Class or Classes of Securities of the related Series which are designated as "regular interests" in such Prospectus Supplement will be considered "regular interests" in a REMIC for federal income tax purposes and (c) the Class of Securities of the related Series which is designated as the "residual interest" in such Prospectus Supplement will be considered the sole class of "residual interests" in the applicable REMIC for federal income tax purposes;

               (iii) If a Prospectus Supplement indicates that a Trust Fund will be treated as a grantor trust for federal income tax purposes, assuming compliance with all of the provisions of the applicable Agreement, (a) the Trust Fund will be a grantor trust under Subpart E, Part I of Subchapter J of the Code and will not be an association taxable as a corporation and (b) a Holder of the related Certificates will be treated for federal income tax purposes as the owner of an undivided interest in the Home Equity Loans included in the Trust Fund; and

               (iv) If a Prospectus Supplement indicates that a Trust Fund is to be treated as a partnership for federal income tax purposes, assuming that all of the provisions of the applicable Agreements are complied with, such Trust Fund will not be an association, publicly traded partnership, or taxable mortgage pool taxable as a corporation.

        Each such opinion is an expression of an opinion only, is not a guarantee of results and is not binding on the Internal Revenue Service ("IRS") or any third-party.

TAXATION OF DEBT SECURITIES (INCLUDING REGULAR INTEREST SECURITIES)

        INTEREST AND ACQUISITION DISCOUNT. Securities representing regular interest in a REMIC ("Regular Interest Securities") are generally taxable to Holders in the same manner as evidences of indebtedness issued by the REMIC. Stated interest on the Regular Interest Securities will be taxable as ordinary income and taken into account using the accrual method of accounting, regardless of the Holder's normal accounting method. Interest (other than original issue discount ("OID")) on Securities (other than Regular Interest Securities) that are characterized as indebtedness for federal income tax purposes will be includible in income by Holders thereof in accordance with their usual methods of accounting. Securities characterized as debt for federal income tax purposes and Regular Interest Securities will be referred to hereinafter collectively as "Debt Securities."

        Debt Securities that are Compound Interest Securities will, and certain of the other Debt Securities may, be issued with OID. The following discussion is based in part on the rules governing OID which are set forth in Sections 1271-1275 of the Code and the Treasury regulations issued thereunder (the "OID Regulations"). A Holder should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the Debt Securities.

        In general, OID, if any, will equal the difference between the stated redemption price at maturity of a Debt Security and its issue price. A Holder of a Debt Security must include such OID in gross income as ordinary interest income as it accrues under a prescribed method which takes into account an economic accrual of the discount. In general, OID must be included in income in advance of the receipt of the cash representing that income. The amount of OID on a Debt Security will be considered to be zero if it is less than a de minimis amount determined under the Code.

        The issue price of a Debt Security is the first price at which a substantial amount of Debt Securities of that class are sold to the public (excluding bond houses, brokers, underwriters or wholesalers). If less than a substantial amount of a particular class of Debt Securities is sold for cash on or prior to the Closing Date, the issue price for such class will be treated as the fair market value of such class on the Closing Date. The stated redemption price at maturity of a Debt Security includes the original principal amount of the Debt Security, but generally will not include distributions of interest if such distributions constitute "qualified stated interest."

        Under the OID Regulations, interest payments will not be qualified stated interest unless the interest payments are "unconditionally payable." The OID Regulations state that interest is unconditionally payable if reasonable legal remedies exist to compel timely payment or the debt instrument otherwise provides terms and conditions that make the likelihood of late payment of interest (other than late payment that occurs within a reasonable grace period) or nonpayment of interest a remote contingency. It is unclear whether the terms and conditions of the debt instruments underlying the Debt Securities or of the Debt Securities themselves are determinative of whether the likelihood of late payment or non-payment is a remote contingency. Accordingly, Federal Tax Counsel is unable to opine whether the interest with respect to a Debt Security is qualified stated interest, and consequently whether a Debt Security has OID as a result of the failure of such interest to be treated as qualified stated interest.

        Certain Debt Securities will provide for distributions of interest based on a period that is the same length as the interval between Distribution Dates but ends prior to each Distribution Date. Any interest that accrues prior to the Closing Date may be treated under the OID Regulations either (i) as part of the issue price and the stated redemption price at maturity of the Debt Securities or (ii) as not included in the issue price or stated redemption price. The OID Regulations provide a special application of the de minimis rule for debt instruments with long first accrual periods where the interest payable for the first period is at a rate which is effectively less than that which applies in all other periods. In such cases, for the sole purpose of determining whether OID is de minimis, the OID Regulations provide that the stated redemption price is equal to the instrument's issue price plus the greater of the amount of foregone interest or the excess (if any) of the instrument's stated principal amount over its issue price.

        Under the de minimis rule, OID on a Debt Security will be considered to be zero if such OID is less than 0.25% of the stated redemption price at maturity of the Debt Security multiplied by the weighted average maturity of the Debt Security. For this purpose, the weighted average maturity of the Debt Security is computed as the sum of the amounts determined by multiplying the number of full years (i.e., rounding down partial years) from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the Debt Security and the denominator of which is the stated redemption price at maturity of the Debt Security. Holders generally must report de minimis OID pro rata as principal payments are received, and such income will be capital gain if the Debt Security is held as a capital asset. However, accrual method Holders may elect to accrue all de minimis OID as well as market discount under a constant interest method. See "--Election to Treat All Interest as Original Issue Discount."

        The Holder of a Debt Security issued with OID must include in gross income, for all days during its taxable year on which it holds such Debt Security, the sum of the "daily portions" of such OID. The amount of OID includible in income by a Holder will be computed by allocating to each day during a taxable year a pro rata portion of the OID that accrued during the relevant accrual period. In the case of a Debt Security that is not a Regular Interest Security and the principal payments on which are not subject to acceleration resulting from prepayments on the Home Equity Loans, the amount of OID includible in income of a Holder for an accrual period (generally the period over which interest accrues on the debt instrument) will equal the product of the yield to maturity of the Debt Security and the adjusted issue price of the Debt Security, reduced by any payments of qualified stated interest. The adjusted issue price is the sum of its issue price plus prior accruals of OID, reduced by the total payments made with respect to such Debt Security in all prior periods, other than qualified stated interest payments.

        The amount of OID to be included in income by a Holder of a debt instrument, such as certain Classes of the Debt Securities, that is subject to acceleration due to prepayments on other debt obligations securing such instruments (a "Pay-Through Security"), is computed by taking into account the anticipated rate of prepayments assumed in pricing the debt instrument (the "Prepayment Assumption"). The amount of OID that will accrue during an accrual period on a Pay-Through Security is the excess (if any) of the sum of (a) the present value of all payments remaining to be made on the Pay-Through Security as of the close of the accrual period and (b) the payments during the accrual period of amounts included in the stated redemption price of the Pay-Through Security, over the adjusted issue price of the Pay-Through Security at the beginning of the accrual period. The present value of the remaining payments is to be determined on the basis of three factors: (i) the original yield to maturity of the Pay-Through Security (determined on the basis of compounding at the end of each accrual period and properly adjusted for the length of the accrual period), (ii) events which have occurred before the end of the accrual period and (iii) the assumption that the remaining payments will be made in accordance with the original Prepayment Assumption. The effect of this method is to increase the portions of OID required to be included in income by a Holder to take into account prepayments with respect to the Home Equity Loans at a rate that exceeds the Prepayment Assumption, and to decrease (but not below zero for any period) the portions of OID required to be included in income by a Holder of a Pay-Through Security to take into account prepayments with respect to the Home Equity Loans at a rate that is slower than the Prepayment Assumption. Although OID will be reported to Holders of Pay-Through Securities based on the Prepayment Assumption, no representation is made to Holders that Home Equity Loans will be prepaid at that rate or at any other rate.

        The Seller may adjust the accrual of OID on a Class of Regular Interest Securities (or other regular interests in a REMIC) in a manner that it believes to be appropriate, to take account of realized losses on the Home Equity Loans, although the OID Regulations do not provide for such adjustments. If the IRS were to require that OID be accrued without such adjustments, the rate of accrual of OID for a Class of Regular Interest Securities could increase.

        Certain classes of Regular Interest Securities may represent more than one class of REMIC regular interests. Unless the applicable Prospectus Supplement specifies otherwise, the Trustee intends, based on the OID Regulations, to calculate OID on such Securities as if, solely for the purposes of computing OID, the separate regular interests were a single debt instrument.

        A subsequent Holder of a Debt Security will also be required to include OID in gross income, but such a Holder who purchases such Debt Security for an amount that exceeds its adjusted issue price will be entitled (as will an initial Holder who pays more than a Debt Security's issue price) to offset such OID by comparable economic accruals of portions of such excess.

        EFFECTS OF DEFAULTS AND DELINQUENCIES. Holders will be required to report income with respect to the related Securities under an accrual method without giving effect to delays and reductions in distributions attributable to a default or delinquency on the Home Equity Loans, except possibly to the extent that it can be established that such amounts are uncollectible. As a result, the amount of income (including OID) reported by a Holder of such a Security in any period could significantly exceed the amount of cash distributed to such Holder in that period. The Holder will eventually be allowed a loss (or will be allowed to report a lesser amount of income) to the extent that the aggregate amount of distributions on the Securities is reduced as a result of a Home Equity Loan default. However, the timing and character of such losses or reductions in income are uncertain and, accordingly, Holders of Securities should consult their own tax advisors on this point.

        INTEREST WEIGHTED SECURITIES. It is not clear how income should be accrued on Debt Securities the payments on which consist solely or primarily of a specified portion of the interest payments on qualified mortgages held by the REMIC or on Home Equity Loans underlying Pass-Through Securities ("Interest Weighted Securities"). The Trust Fund intends to take the position that all of the income derived from an Interest Weighted Security should be treated as OID and that the amount and rate of accrual of such OID should be calculated by treating the Interest Weighted Security as a Compound Interest Security. However, in the case of Interest Weighted Securities that are entitled to some payments of principal and that are Regular Interest Securities the IRS could assert that income derived from an Interest Weighted Security should be calculated as if the Security were purchased at a premium equal to the excess of the price paid by such holder for such Security over its stated principal amount, if any. Under this approach, a holder would be entitled to amortize such premium amount, if any. Under this approach, a holder would be entitled to amortize such premium only if it has in effect an election under Section 171 of the Code with respect to all taxable debt instruments held by such holder, as described below.

        VARIABLE RATE DEBT SECURITIES. Under the OID Regulations, Debt Securities paying interest at a variable rate (a "Variable Rate Debt Security") are subject to special rules. A Variable Rate Debt Security will qualify as a "variable rate debt instrument" if (i) its issue price does not exceed the total noncontingent principal payments due under the Variable Rate Debt Security by more than a specified de minimis amount, (ii) it provides for stated interest, paid or compounded at least annually, at (a) one or more qualified floating rates, (b) a single fixed rate and one or more qualified floating rates, (c) a single objective rate or (d) a single fixed rate and a single objective rate that is a qualified inverse floating rate, and (iii) it does not provide for any principal payments that are contingent, as defined in the OID Regulations, except as provided in clause (i) above.

        A "qualified floating rate" is any variable rate where variations in the value of such rate can reasonably be expected to measure contemporaneous variations in the cost of newly borrowed funds in the currency in which the Variable Rate Debt Security is denominated. A multiple of a qualified floating rate will generally not itself constitute a qualified floating rate for purposes of the OID Regulations. However, a variable rate equal to (i) the product of a qualified floating rate and a fixed multiple that is greater than 0.65 but not more than 1.35 or (ii) the product of a qualified floating rate and a fixed multiple that is greater than 0.65 but not more than 1.35, increased or decreased by a fixed rate will constitute a qualified floating rate for purposes of the OID Regulations. In addition, under the OID Regulations, two or more qualified floating rates that can reasonably be expected to have approximately the same values throughout the term of the Variable Rate Debt Security will be treated as a single qualified floating rate (a "Presumed Single Qualified Floating Rate"). Two or more qualified floating rates with values within 25 basis points of each other as determined on the Variable Rate Debt Security's issue date will be conclusively presumed to be a Presumed Single Qualified Floating Rate. Notwithstanding the foregoing, a variable rate that would otherwise constitute a qualified floating rate but which is subject to one or more restrictions such as a cap or floor, will not be a qualified floating rate for purposes of the OID Regulations unless the restriction is fixed throughout the term of the Variable Rate Debt Security or the restriction will not significantly affect the yield of the Variable Rate Debt Security.

        An "objective rate" is a rate that is not itself a qualified floating rate but which is determined using a single fixed formula and which is based upon objective financial or economic information. The OID Regulations also provide that other variable rates may be treated as objective rates if so designated by the IRS in the future. Despite the foregoing, a variable rate of interest on a Variable Rate Debt Security will not constitute an objective rate if it is reasonably expected that the average value of such rate during the first half of the Variable Rate Debt Security's term will be either significantly less than or significantly greater than the average value of the rate during the final half of the Variable Rate Debt Security's term. Further, an objective rate does not include a rate that is based on information that is within the control of or unique to the circumstances of the issuer or a party related to the issuer. An objective rate will qualify as a "qualified inverse floating rate" if such rate is equal to a fixed rate minus a qualified floating rate and variations in the rate can reasonably be expected to inversely reflect contemporaneous variations in the qualified floating rate. The OID Regulations also provide that if a Variable Rate Debt Security provides for stated interest at a fixed rate for an initial period of less than one year followed by a variable rate that is either a qualified floating rate or an objective rate and if the variable rate on the Variable Rate Debt Security's issue date is intended to approximate the fixed rate, then the fixed rate and the variable rate together will constitute either a single qualified floating rate or objective rate, as the case may be (a "Presumed Single Variable Rate"). If the value of the variable rate and the initial fixed rate are within 25 basis points of each other as determined on the Variable Rate Debt Security's issue date, the variable rate will be conclusively presumed to approximate the fixed rate.

        For Variable Rate Debt Securities that qualify as a "variable rate debt instrument" under the OID Regulations and provide for interest at either a single qualified floating rate, a single objective rate, a Presumed Single Qualified Floating Rate or a Presumed Single Variable Rate throughout the term (a "Single Variable Rate Debt Security"), OID is computed as described above based on the following: (i) stated interest on the Single Variable Rate Debt Security which is unconditionally payable in cash or property (other than debt instruments of the issuer) at least annually will constitute qualified stated interest; (ii) by assuming that the variable rate on the Single Variable Debt Security is a fixed rate equal to: (a) in the case of a Single Variable Rate Debt Security with a qualified floating rate or a qualified inverse floating rate, the value, as of the issue date, of the qualified floating rate or the qualified inverse floating rate or (b) in the case of a Single Variable Rate Debt Security with an objective rate (other than a qualified inverse floating rate), a fixed rate which reflects the reasonably expected yield for such Single Variable Debt Security; and (iii) the qualified stated interest allocable to an accrual period is increased (or decreased) if the interest actually paid during an accrual period exceeds (or is less than) the interest assumed to be paid under the assumed fixed rate described in clause (ii) above.

        In general, any Variable Rate Debt Security other than a Single Variable Rate Debt Security (a "Multiple Variable Rate Debt Security") that qualifies as a "variable rate debt instrument" will be converted into an "equivalent" fixed rate debt instrument for purposes of determining the amount and accrual of OID and qualified stated interest on the Multiple Variable Rate Debt Security. The OID Regulations generally require that such a Multiple Variable Rate Debt Security be converted into an "equivalent" fixed rate debt instrument by substituting any qualified floating rate or qualified inverse floating rate provided for under the terms of the Multiple Variable Rate Debt Security with a fixed rate equal to the value of the qualified floating rate or qualified inverse floating rate, as the case may be, as of the Multiple Variable Rate Debt Security's issue date. Any objective rate (other than a qualified inverse floating rate) provided for under the terms of the Multiple Variable Rate Debt Security is converted into a fixed rate that reflects the yield that is reasonably expected for the Multiple Variable Rate Debt Security. In the case of a Multiple Variable Rate Debt Security that qualifies as a "variable rate debt instrument" and provides for stated interest at a fixed rate in addition to either one or more qualified floating rates or a qualified inverse floating rate, the fixed rate is initially converted into a qualified floating rate (or a qualified inverse floating rate, if the Multiple Variable Rate Debt Security provides for a qualified inverse floating rate). Under such circumstances, the qualified floating rate or qualified inverse floating rate that replaces the fixed rate must be such that the fair market value of the Multiple Variable Rate Debt Security as of the Multiple Variable Rate Debt Security's issue date is approximately the same as the fair market value of an otherwise identical debt instrument that provides for either the qualified floating rate or qualified inverse floating rate rather than the fixed rate. Subsequent to converting the fixed rate into either a qualified floating rate or a qualified inverse floating rate, the Multiple Variable Rate Debt Security is then converted into an "equivalent" fixed rate debt instrument in the manner described above.

        Once the Multiple Variable Rate Debt Security is converted into an "equivalent" fixed rate debt instrument pursuant to the foregoing rules, the amount of OID and qualified stated interest, if any, are determined for the "equivalent" fixed rate debt instrument by applying the OID rules to the "equivalent" fixed rate debt instrument in the manner described above. A Holder of the Multiple Variable Rate Debt Security will account for such OID and qualified stated interest as if the Holder held the "equivalent" fixed rate debt instrument. Each accrual period appropriate adjustments will be made to the amount of qualified stated interest or OID assumed to have been accrued or paid with respect to the "equivalent" fixed rate debt instrument in the event that such amounts differ from the accrual amount of interest accrued or paid on the Multiple Variable Rate Debt Security during the accrual period.

        If a Variable Rate Debt Security does not qualify as a "variable rate debt instrument" under the OID Regulations, then the Variable Rate Debt Security would be treated as a contingent payment debt obligation. It is not clear under current law how a Variable Rate Debt Security would be taxed if such Debt Security were treated as a contingent payment debt obligation.

        The IRS has issued final regulations (the "Contingent Regulations") governing the calculation of OID on instruments having contingent interest payments. The Contingent Regulations specifically do not apply however to debt instruments to which Code Section 1272(a)(6) is applicable, such as a Pay-Through Security. Additionally, the OID Regulations do not contain provisions specifically interpreting Code Section 1272(a)(6). Until the Treasury issues guidelines to the contrary, the Trustee intends to base its computation of OID on Pay-Through Securities as described in this Prospectus. However, because no regulatory guidance exists under Code Section 1272(a)(6), there can be no assurance that such methodology represents the correct manner of calculating OID.

        MARKET DISCOUNT. A purchaser of a Security may be subject to the market discount rules of Sections 1276-1278 of the Code. A Holder that acquires a Debt Security with more than a prescribed de minimis amount of "market discount" (generally, the excess of the principal amount of the Debt Security over the purchaser's purchase price) will be required to include accrued market discount in income as ordinary income in each month, but limited to an amount not exceeding the principal payments on the Debt Security received in that month and, if the Securities are sold, the gain realized. Such market discount would accrue in a manner to be provided in Treasury regulations but, until such regulations are issued, such market discount would in general accrue either (i) on the basis of a constant yield (in the case of a Pay-Through Security, taking into account a prepayment assumption) or (ii) in the ratio of (a) in the case of Securities (or in the case of a Pass-Through Security, as set forth below, the Home Equity Loans underlying such Security) not originally issued with OID, stated interest payable in the relevant period to total stated interest remaining to be paid at the beginning of the period or (b) in the case of Securities (or, in the case of a Pass-Through Security, as described below, the Home Equity Loans underlying such Security) originally issued at a discount, OID in the relevant period to total OID remaining to be paid.

        Section 1277 of the Code provides that, regardless of the origination date of the Debt Security (or, in the case of a Pass-Through Security, the Home Equity Loans), the excess of interest paid or accrued to purchase or carry a Security (or, in the case of a Pass-Through Security, as described below, the underlying Home Equity Loans) with market discount over interest received on such Security is allowed as a current deduction only to the extent such excess is greater than the market discount that accrued during the taxable year in which such interest expense was incurred. In general, the deferred portion of any interest expense will be deductible when such market discount is included in income, including upon the sale, disposition, or repayment of the Security (or in the case of a Pass-Through Security, an underlying Home Equity Loan). A Holder may elect to include market discount in income currently as it accrues, on all market discount obligations acquired by such Holder during the taxable year such election is made and thereafter, in which case the interest deferral rule will not apply.

        PREMIUM. A Holder who purchases a Debt Security (other than an Interest Weighted Security to the extent described above) at a cost greater than its stated redemption price at maturity, generally will be considered to have purchased the Security at a premium, which it may elect to amortize as an offset to interest income on such Security (and not as a separate deduction item) on a constant yield method. Although no regulations addressing the computation of premium accrual on securities similar to the Securities have been issued, the legislative history of the 1986 Act indicates that premium is to be accrued in the same manner as market discount. Accordingly, it appears that the accrual of premium on a Class of Pay-Through Securities will be calculated using the prepayment assumption used in pricing such Class. If a Holder makes an election to amortize premium on a Debt Security, such election will apply to all taxable debt instruments (including all REMIC regular interests and all pass-through certificates representing ownership interests in a trust holding debt obligations) held by the Holder at the beginning of the taxable year in which the election is made, and to all taxable debt instruments acquired thereafter by such Holder, and will be irrevocable without the consent of the IRS. Purchasers who pay a premium for the Securities should consult their tax advisers regarding the election to amortize premium and the method to be employed.

        On June 27, 1996 the IRS issued proposed regulations (the "Amortizable Bond Premium Regulations") dealing with amortizable bond premium. These regulations specifically do not apply to prepayable debt instruments subject to Code Section 1272(a)(6) such as the Pay-Through Securities. Absent further guidance from the IRS, the Trustee intends to account for amortizable bond premium in the manner described above. Prospective purchasers of the Securities should consult their tax advisors regarding the possible application of the proposed Amortizable Bond Premium Regulations.

        ELECTION TO TREAT ALL INTEREST AS ORIGINAL ISSUE DISCOUNT. The OID Regulations permit a Holder of a Debt Security to elect to accrue all interest, discount (including de minimis market or OID) and premium in income as interest, based on a constant yield method for Debt Securities acquired on or after April 4, 1994. If such an election were to be made with respect to a Debt Security with market discount, the Holder of the Debt Security would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such Holder of the Debt Security acquires during the year of the election or thereafter. Similarly, a Holder of a Debt Security that makes this election for a Debt Security that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Holder owns or acquires. The election to accrue interest, discount and premium on a constant yield method with respect to a Debt Security is irrevocable.

        SALE OR EXCHANGE. A Holder's tax basis in its Debt Security is the price such Holder pays for a Debt Security, plus amounts of OID or market discount included in income and reduced by any payments received (other than qualified stated interest payments) and any amortized premium. Gain or loss recognized on a sale, exchange, or redemption of a Debt Security, measured by the difference between the amount realized and the Debt Security's basis as so adjusted, will generally be capital gain or loss, assuming that the Debt Security is held as a capital asset. In the case of a Debt Security held by a bank, thrift, or similar institution described in Section 582 of the Code, however, gain or loss realized on the sale or exchange of a Debt Security will be taxable as ordinary income or loss. In addition, gain from the disposition of a Regular Interest Security that might otherwise be capital gain will be treated as ordinary income to the extent of the excess, if any, of (i) the amount that would have been includible in the Holder's income if the yield on such Regular Interest Security had equaled 110% of the applicable federal rate as of the beginning of such Holder's holding period, over the amount of ordinary income actually recognized by the Holder with respect to such Regular Interest Security.

TAXATION OF THE REMIC AND ITS HOLDERS

        STATUS OF REGULAR INTEREST SECURITIES. Regular Interest Securities and Securities representing a residual interest in a REMIC (both types of securities collectively referred to as "REMIC Securities") will be "real estate assets" for purposes of Section 856(c)(4)(A) of the Code and assets described in Section 7701(a)(19)(C) of the Code (assets qualifying under one or more of those sections, applying each section separately, "qualifying assets") to the extent that the REMIC's assets are qualifying assets. However, if at least 95 percent of the REMIC's assets are qualifying assets, then 100 percent of the REMIC Securities will be qualifying assets. Similarly, income on the REMIC Securities will be treated as "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Code, subject to the limitations of the preceding two sentences. In addition to Home Equity Loans, the REMIC's assets will include payments on Home Equity Loans held pending distribution to Holders of REMIC Securities, amounts in reserve accounts (if any), other credit enhancements (if any) and possibly buydown funds ("Buydown Funds"). The Home Equity Loans generally will be qualifying assets under all three of the foregoing sections of the Code. However, Home Equity Loans that are not secured by residential real property or real property used primarily for church purposes may not constitute qualifying assets under Section 7701(a)(19)(C)(v) of the Code. In addition, to the extent that the principal amount of a Home Equity Loan exceeds the value of the property securing the Home Equity Loan, it is unclear and Federal Tax Counsel is unable to opine whether the Home Equity Loans will be qualifying assets. The regulations under Sections 860A through 860G of the Code (the "REMIC Regulations") treat credit enhancements as part of the mortgage or pool of mortgages to which they relate, and therefore credit enhancements generally should be qualifying assets. Regulations issued in conjunction with the REMIC Regulations provide that amounts paid on loans and held pending distribution to Holders of Regular Interest Securities ("cash flow investments") will be treated as qualifying assets. It is unclear whether reserve funds or Buydown Funds would also constitute qualifying assets under any of those provisions.

REMIC EXPENSES; SINGLE CLASS REMICS

        As a general rule, all of the expenses of a REMIC will be taken into account by Holders of the Residual Interest Securities. In the case of a "single class REMIC," however, the expenses will be allocated, under Treasury regulations, among the Holders of the Regular Interest Securities and the Holders of the Residual Interest Securities on a daily basis in proportion to the relative amounts of income accruing to each Holder on that day. In the case of a Holder of a Regular Interest Security who is an individual or a "pass-through interest Holder" (including certain pass-through entities but not including real estate investment trusts), such expenses will be deductible only to the extent that such expenses, plus other "miscellaneous itemized deductions" of the Holder, exceed 2% of such Holder's adjusted gross income and such Holder may not be able to deduct such fees and expenses to any extent in computing such Holder's alternative minimum tax liability. In addition, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the applicable amount, or (ii) 80% of the amount of itemized deductions otherwise allowable for such taxable year. For taxable years beginning after December 31,

1997, in the case of a partnership that has 100 or more partners and elects to be treated as an "electing large partnership," 70% of such partnership's miscellaneous itemized deductions will be disallowed, although the remaining deductions will generally be allowed at the partnership level and will not be subject to the 2% floor that would otherwise be applicable to individual partners. The reduction or disallowance of this deduction may have a significant impact on the yield of the Regular Interest Security to such a Holder. In general terms, a single class REMIC is one that either (i) would qualify, under existing Treasury regulations, as a grantor trust if it were not a REMIC (treating all interests as ownership interests, even if they would be classified as debt for federal income tax purposes) or (ii) is similar to such a trust and which is structured with the principal purpose of avoiding the single class REMIC rules. Unless otherwise stated in the applicable Prospectus Supplement, the expenses of the REMIC will be allocated to Holders of the related Residual Interest Securities.

TAXATION OF THE REMIC

        GENERAL. Although a REMIC is a separate entity for federal income tax purposes, a REMIC is not generally subject to entity-level tax. Rather, the taxable income or net loss of a REMIC is taken into account by the Holders of residual interests. As described above, the regular interests are generally taxable as debt of the REMIC.

        TIERED REMIC STRUCTURES. For certain Series of Securities, two or more separate elections may be made to treat designated portions of the related Trust Fund as REMICs ("Tiered REMICs") for federal income tax purposes. Solely for purposes of determining whether the REMIC Certificates will be "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code, and "loans secured by an interest in real property" under Section 7701(a)(19)(C) of the Code, and whether the income on such Certificates is interest described in
Section 856(c)(3)(B) of the Code, the Tiered REMICs will be treated as one
REMIC.

        CALCULATION OF REMIC INCOME. The taxable income or net loss of a REMIC is determined under an accrual method of accounting and in the same manner as in the case of an individual, with certain adjustments. In general, the taxable income or net loss will be the difference between (i) the gross income produced by the REMIC's assets, including stated interest and any OID or market discount on loans and other assets, and (ii) deductions, including stated interest and OID accrued on Regular Interest Securities, amortization of any premium with respect to Home Equity Loans, and servicing fees and other expenses of the REMIC. A Holder of a Residual Interest Security that is an individual or a "pass-through interest Holder" (including certain pass-through entities, but not including real estate investment trusts) will be unable to deduct servicing fees payable on the Home Equity Loans or other administrative expenses of the REMIC for a given taxable year, to the extent that such expenses, when aggregated with such Holder's other miscellaneous itemized deductions for that year, do not exceed 2% of such Holder's adjusted gross income and such Holder may not be able to deduct such fees and expenses to any extent in computing such holders alternative minimum tax liability. For taxable years beginning after December 31, 1997, in the case of a partnership that has 100 or more partners and elects to be treated as an "electing large partnership," 70% of such partnership's miscellaneous itemized deductions will be disallowed, although the remaining deductions will generally be allowed at the partnership level and will not be subject to the 2% floor that would otherwise be applicable to individual partners.

        For purposes of computing its taxable income or net loss, the REMIC should have an initial aggregate tax basis in its assets equal to the aggregate fair market value of the regular interests and the residual interests on the Startup Day (generally, the day that the interests are issued). Such aggregate basis will be allocated among the assets of the REMIC in proportion to their respective fair market values.

        The OID provisions of the Code apply to loans of individuals originated on or after March 2, 1984. Subject to possible application of the de minimis rules, the method of accrual by the REMIC of OID income on such loans will be equivalent to the method under which Holders of Pay-Through Securities accrue original issue discount (i.e., under the constant yield method taking into account the Prepayment Assumption). The REMIC will deduct OID on the Regular Interest Securities in the same manner that the Holders of the Regular Interest Securities include such discount in income, but without regard to the de minimis rules. See "Taxation of Debt Securities (Including Regular Interest Securities)" above. A REMIC that acquires loans at a market discount must include such market discount in income currently, as it accrues, on a constant interest basis.

        To the extent that the REMIC's basis allocable to loans that it holds exceeds their principal amounts, the resulting premium, if attributable to mortgages originated after September 27, 1985, will be amortized over the life of the loans (presumably taking into account the Prepayment Assumption) on a constant yield method. Although the law is somewhat unclear regarding recovery of premium attributable to loans originated on or before such date, it is possible that such premium may be recovered in proportion to payments of loan principal.

        PROHIBITED TRANSACTIONS AND CONTRIBUTIONS TAX. The REMIC will be subject to a 100% tax on any net income derived from a "prohibited transaction." For this purpose, net income will be calculated without taking into account any losses from prohibited transactions or any deductions attributable to any prohibited transaction that resulted in a loss. In general, prohibited transactions include: (i) subject to limited exceptions, the sale or other disposition of any qualified mortgage transferred to the REMIC; (ii) subject to a limited exception, the sale or other disposition of a cash flow investment;
(iii) the receipt of any income from assets not permitted to be held by the REMIC pursuant to the Code; or (iv) the receipt of any fees or other compensation for services rendered by the REMIC. It is anticipated that a REMIC will not engage in any prohibited transactions in which it would recognize a material amount of net income. In addition, subject to a number of exceptions, a tax is imposed at the rate of 100% on amounts contributed to a REMIC after the Startup Day. The Holders of Residual Interest Securities will generally be responsible for the payment of any such taxes imposed on the REMIC. To the extent not paid by such Holders or otherwise, however, such taxes will be paid out of the Trust Fund and will be allocated pro rata to all outstanding Classes of Securities of such REMIC.

TAXATION OF HOLDERS OF RESIDUAL INTEREST SECURITIES

        The Holder of a Security representing a residual interest (a "Residual Interest Security") will take into account the "daily portion" of the taxable income or net loss of the REMIC for each day during the taxable year on which such Holder held the Residual Interest Security. The daily portion is determined by allocating to each day in any calendar quarter its ratable portion of the taxable income or net loss of the REMIC for such quarter, and by allocating that amount among the Holders (on such day) of the Residual Interest Securities in proportion to their respective holdings on such day.

        The Holder of a Residual Interest Security must report its proportionate share of the taxable income of the REMIC whether or not it receives cash distributions from the REMIC attributable to such income or loss. The reporting of taxable income without corresponding distributions could occur, for example, in certain REMIC issues in which the Home Equity Loans held by the REMIC were issued or acquired at a discount, since mortgage prepayments cause recognition of discount income, while the corresponding portion of the prepayment could be used in whole or in part to make principal payments on REMIC Regular Interests issued without any discount or at an insubstantial discount. (If this occurs, it is likely that cash distributions will exceed taxable income in later years.) Taxable income may also be greater in earlier years of certain REMIC issues as a result of the fact that interest expense deductions, as a percentage of outstanding principal on REMIC Regular Interest Securities, will typically increase over time as lower yielding Securities are paid, whereas interest income with respect to loans will generally remain constant over time as a percentage of loan principal.

        In any event, because the Holder of a residual interest is taxed on the net income of the REMIC, the taxable income derived from a Residual Interest Security in a given taxable year will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pretax yield. Therefore, the after-tax yield on the Residual Interest Security may be less than that of such a bond or instrument.

        LIMITATION ON LOSSES. The amount of the REMIC's net loss that a Holder may take into account currently is limited to the Holder's adjusted basis at the end of the calendar quarter in which such loss arises. A Holder's basis in a Residual Interest Security will initially equal such Holder's purchase price, and will subsequently be increased by the amount of the REMIC's taxable income allocated to the Holder, and decreased (but not below zero) by the amount of distributions made and the amount of the REMIC's net loss allocated to the Holder. Any disallowed loss may be carried forward indefinitely, but may be used only to offset income of the REMIC generated by the same REMIC. The ability of Holders of Residual Interest Securities to deduct net losses may be subject to additional limitations under the Code, as to which such Holders should consult their tax advisers.

        DISTRIBUTIONS. Distributions on a Residual Interest Security (whether at their scheduled times or as a result of prepayments) will generally not result in any additional taxable income or loss to a Holder of a Residual Interest Security. If the amount of such payment exceeds a Holder's adjusted basis in the Residual Interest Security, however, the Holder will recognize gain (treated as gain from the sale of the Residual Interest Security) to the extent of such excess.

        SALE OR EXCHANGE. A Holder of a Residual Interest Security will recognize gain or loss on the sale or exchange of a Residual Interest Security equal to the difference, if any, between the amount realized and such Holder's adjusted basis in the Residual Interest Security at the time of such sale or exchange. Except to the extent provided in regulations, which have not yet been issued, any loss upon disposition of a Residual Interest Security will be disallowed if the selling Holder acquires any residual interest in a REMIC or similar mortgage pool within six months before or after such disposition.

        EXCESS INCLUSIONS. The portion of the REMIC taxable income of a Holder of a Residual Interest Security consisting of "excess inclusion" income may not be offset by other deductions or losses, including net operating losses, on such Holder's federal income tax return. Further, if the Holder of a Residual Interest Security is an organization subject to the tax on unrelated business income imposed by Code Section 511, such Holder's excess inclusion income will be treated as unrelated business taxable income of such Holder. In addition, under Treasury regulations yet to be issued, if a real estate investment trust, a regulated investment company, a common trust fund, or certain cooperatives were to own a Residual Interest Security, a portion of dividends (or other distributions) paid by the real estate investment trust (or other entity) would be treated as excess inclusion income. If a Residual Security is owned by a foreign person, excess inclusion income is subject to tax at a rate of 30% which may not be reduced by treaty, is not eligible for treatment as "portfolio interest" and is subject to certain additional limitations. See "Tax Treatment of Foreign Investors."

        The Small Business Job Protection Act of 1996 eliminated the special rule permitting Section 593 institutions ("thrift institutions") to use net operating losses and other allowable deductions to offset their excess inclusion income from REMIC residual certificates that have "significant value" within the meaning of the REMIC Regulations, effective for taxable years beginning after December 31, 1995, except with respect to residual certificates held by thrift institutions since November 1, 1995.

        In addition, the Small Business Job Protection Act of 1996 provides three rules for determining the effect on excess inclusions on the alternative minimum taxable income of a residual holder. First, alternative minimum taxable income for such residual holder is determined without regard to the special rule that taxable income cannot be less than excess inclusions. Second, a residual holder's alternative minimum income for a tax year cannot be less than excess inclusions for the year. Third, the amount of any alternative minimum tax net operating loss deductions must be computed without regard to any excess inclusions. These rules are effective for tax years beginning after December 31, 1986, unless a residual holder elects to have such rules apply only to tax years beginning after August 20, 1996.

        The excess inclusion portion of a REMIC's income is generally equal to the excess, if any, of REMIC taxable income for the quarterly period allocable to a Residual Interest Security, over the daily accruals for such quarterly period of (i) 120% of the long term applicable federal rate on the Startup Date multiplied by (ii) the adjusted issue price of such Residual Interest Security at the beginning of such quarterly period. The adjusted issue price of a Residual Interest Security at the beginning of each calendar quarter will equal its issue price (calculated in a manner analogous to the determination of the issue price of a Regular Interest Security), increased by the aggregate of the daily accruals for prior calendar quarters, and decreased (but not below zero) by the amount of loss allocated to a Holder and the amount of distributions made on the Residual Interest Security before the beginning of the quarter. The long-term federal rate, which is announced monthly by the Treasury Department, is an interest rate that is based on the average market yield of outstanding marketable obligations of the United States government having remaining maturities in excess of nine years.

        Under the REMIC Regulations, in certain circumstances, transfers of Residual Interest Securities may be disregarded. See "--Restrictions on Ownership and Transfer of Residual Interest Securities" and "Tax Treatment of Foreign Investors" below.

        Restrictions on Ownership and Transfer of Residual Interest Securities. As a condition to qualification as a REMIC, reasonable arrangements must be made to prevent the ownership of a REMIC residual interest by any "Disqualified Organization." Disqualified Organizations include the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, a rural electric or telephone cooperative described in Section 1381(a)(2)(C) of the Code, or any entity exempt from the tax imposed by Sections 1-1399 of the Code, if such entity is not subject to tax on its unrelated business income. Accordingly, the applicable Agreement will prohibit Disqualified Organizations from owning a Residual Interest Security. In addition, no transfer of a Residual Interest Security will be permitted unless the proposed transferee shall have furnished to the Trustee an affidavit representing and warranting that it is neither a Disqualified Organization nor an agent or nominee acing on behalf of a Disqualified Organization.

        If a Residual Interest Security is transferred to a Disqualified Organization (in violation of the restrictions set forth above), a substantial tax will be imposed on the transferor of such Residual Interest Security at the time of the transfer. In addition, if a Disqualified Organization holds an interest in a pass-through entity (including, among others, a partnership, trust, real estate investment trust, regulated investment company, or any person holding as nominee an interest in a pass-through entity), that owns a Residual Interest Security, the pass-through entity will be required to pay an annual tax on its allocable share of the excess inclusion income of the REMIC. For taxable years beginning after December 31, 1997, all partners of certain electing partnerships having 100 or more partners ("electing large partnerships") will be treated as disqualified organizations for purposes of the tax imposed on pass-through entities if such electing large partnerships hold residual interests in a REMIC. However, the electing large partnership would be entitled to exclude the excess inclusion income from gross income for purposes of determining the taxable income of the partners.

        The REMIC Regulations provide that a transfer of a "noneconomic residual interest" will be disregarded for all federal income tax purposes unless impeding the assessment or collection of tax was not a significant purpose of the transfer. A residual interest will be treated as a "noneconomic residual interest" unless, at the time of the transfer (1) the present value of the expected future distributions on the residual interest at least equals the product of (x) the present value of all anticipated excess inclusions with respect to the residual interest and (y) the highest corporate tax rate, currently 35 percent, and (2) the transferor reasonably expects that for each anticipated excess inclusion, the transferee will receive distributions from the REMIC, at or after the time at which taxes on such excess inclusion accrue, sufficient to pay the taxes thereon. A significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known (had "improper knowledge") that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. A transferor will be presumed not to have improper knowledge if (i) the transferor conducts, at the time of the transfer, a reasonable investigation of the financial condition of the transferee and, as a result of the investigation, the transferor finds that the transferee has historically paid its debts as they came due and finds no significant evidence to indicate that the transferee will not continue to pay its debts as they come due in the future, and (ii) the transferee represents to the transferor that (A) the transferee understands that it might incur tax liabilities in excess of any cash received with respect to the residual interest and (B) the transferee intends to pay the taxes associated with owning the residual interest as they come due. A different formulation of this rule applies to transfers of Residual Interest Security by or to foreign transferees. See "Tax Treatment to Foreign Investors".

        MARK TO MARKET RULES. Treasury regulations provide that any REMIC Residual Interest acquired after January 3, 1995 is not a security and cannot be marked to market under Section 475.

ADMINISTRATIVE MATTERS

        The REMIC's books must be maintained on a calendar year basis and the REMIC must file an annual federal income tax return. The REMIC will also be subject to the procedural and administrative rules of the Code applicable to partnerships, including the determination of any adjustments to, among other things, items of REMIC income, gain, loss, deduction, or credit, by the IRS in a unified administrative proceeding.

TAX STATUS AS A GRANTOR TRUST

        GENERAL. As further described below, each Holder of a Security issued by a grantor trust (a "Pass-Through Security") must report on its federal income tax return the gross income from the portion of the Home Equity Loans that is allocable to such Pass-Through Security and may deduct the portion of the expenses incurred or accrued by the Trust Fund that is allocable to such Pass-Through Security, at the same time and to the same extent as such items would be reported by such Holder if it had purchased and held directly such interest in the Home Equity Loans and received or accrued directly its share of the payments on the Home Equity Loans and incurred or accrued directly its share of expenses incurred or accrued by the Trust Fund when those amounts are received, incurred or accrued by the Trust Fund.

        A Holder of a Pass-Through Security that is an individual, estate, or trust will be allowed deductions for such expenses only to the extent that the sum of those expenses and the Holder's other miscellaneous itemized deductions exceeds 2% of such Holder's adjusted gross income. Further, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds a prescribed amount will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the prescribed amount, or (ii) 80% of the amount of itemized deductions otherwise allowable for such taxable year. For taxable years beginning after December 31, 1997, in the case of a partnership that has 100 or more partners and elects to be treated as an "electing large partnership," 70% of such partnership's miscellaneous itemized deductions will be disallowed, although the remaining deductions will generally be allowed at the partnership level and will not be subject to the 2% floor that would otherwise be applicable to individual partners. Moreover, a Holder of a Pass-Through Security that is not a corporation cannot deduct such expenses for purposes of the alternative minimum tax (if applicable). Such deductions will include servicing, guarantee and administrative fees paid to the servicer of the Mortgage Home Equity Loans. As a result, the Trust Fund will report additional taxable income to Holders of Pass-Through Securities in an amount equal to their allocable share of such deductions, and certain holders of Pass-Through Securities may have taxable income in excess of the cash received.

        STATUS OF THE PASS-THROUGH SECURITIES. The Pass-Through Securities will be "real estate assets" for purposes of Section 856(c)(4)(A) of the Code and "loans secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code (assets qualifying under one or both of those sections, applying each section separately, "qualifying assets") to the extent that the Trust Fund's assets are qualifying assets. The Pass-Through Securities may not be qualifying assets under any of the foregoing sections of the Code to the extent that the Trust Fund's assets include Buydown Funds, reserve funds, or payments on mortgages held pending distribution to Certificateholders. Further, the Pass-Through Securities may not be "real estate assets" to the extent loans held by the trust are not secured by real property, and may not be "loans secured by an interest in real property" to the extent loans held by the trust are not secured by residential real property or real property used primarily for church purposes. In addition, to the extent that the principal amount of a loan exceeds the value of the property securing the loan, it is unclear and Federal Tax Counsel is unable to opine whether the loans will be qualifying assets.

        TAXATION OF PASS-THROUGH SECURITIES UNDER STRIPPED BOND RULES. The federal income tax treatment of the Pass-Through Securities will depend on whether they are Securities ("Stripped Securities") subject to the "stripped bond" rules of section 1286 of the Code. The Pass-Through Securities will be Stripped Securities if stripped interest-only Certificates are issued. In addition, whether or not stripped interest-only Certificates are issued, the IRS may contend that the stripped bond rules apply on the ground that the Servicer's servicing fee, or other amounts, if any, paid to (or retained by) the Servicer or its affiliates, as specified in the applicable Prospectus Supplement, represent greater than an arm's length consideration for servicing the Home Equity Loans and should be characterized for federal income tax purposes as an ownership interest in the Home Equity Loans. The IRS has taken the position in Revenue Ruling 91-46 that a retained interest in excess of reasonable compensation for servicing is treated as a "stripped coupon" under the rules of Code Section 1286.

        If interest retained for the Servicer's servicing fee or other interest is treated as a "stripped coupon," the Pass-Through Securities will either be subject to the OID rules or the market discount rules. A Holder of a Pass-Through Security will account for any discount on the Pass-Through Security as market discount rather than OID if either (i) the amount of OID with respect to the Pass-Through Security was treated as zero under the OID de minimis rule when the Pass-Through Security was stripped or (ii) no more than 100 basis points (including any amount of servicing in excess of reasonable servicing) is stripped off from the Home Equity Loans. If neither of the above exceptions applies, the OID rules will apply to the Pass-Through Securities.

        If the OID rules apply, the Holder of a Pass-Through Security (whether a cash or accrual method taxpayer) will be required to report interest income from the Pass-Through Security in each taxable year equal to the income that accrues on the Pass-Through Security in that year calculated under a constant yield method based on the yield of the Pass-Through Security (or, possibly, the yield of each Mortgage underlying such Pass-Through Security) to such Holder. Such yield would be computed at the rate (assuming monthly compounding) that, if used in discounting the Holder's share of the payments on the Mortgages, would cause the present value of those payments to equal the price at which the Holder purchased the Pass-Through Security. With respect to certain categories of debt instruments including "any pool of debt instruments the yield on which may be affected by reason of prepayments (or to the extent provided in regulations, by reason of other events)," Section 1272(a)(6) of the Code requires that OID be accrued based on a prepayment assumption determined in a manner prescribed by forthcoming regulations. If required to report interest income on the Pass-Through Securities to the IRS under the stripped bond rules, it is anticipated that the Trustee will calculate the yield of the Pass-Through Securities based on a representative initial offering price of the Pass-Through Securities and a reasonable assumed rate of prepayment of the Home Equity Loans (although such yield may differ from the yield to any particular Holder that would be used in calculating the interest income of such Holder). The Prospectus Supplement for each series of Pass-Through Securities will describe the prepayment assumption that will be used for this purpose, but no representation is made that the Home Equity Loans will prepay at that rate or at any other rate.

        If a Home Equity Loan is prepaid in full, the Holder of a Pass-Through Security acquired at a discount or premium generally will recognize ordinary income or loss equal to the difference between the portion of the prepaid principal amount of the Home Equity Loan that is allocable to the Pass-Through Security and the portion of the adjusted basis of the Pass-Through Security (see "Sales of Pass-Through Securities" below) that is allocable to the Home Equity Loan. It is not clear whether any other adjustments would be required to reflect differences between the prepayment rate that was assumed in calculating yield and the actual rate of prepayments.

        TAXATION OF PASS-THROUGH SECURITIES IF STRIPPED BOND RULES DO NOT APPLY. If the stripped bond rules do not apply to a Pass-Through Security, then the Holder will be required to include in income its share of the interest payments on the Home Equity Loans in accordance with its tax accounting method. In addition, if the Holder purchased the Pass-Through Security at a discount or premium, the Holder will be required to account for such discount or premium in the manner described below. The treatment of any discount will depend on whether the discount is OID as defined in the Code and, in the case of discount other than OID, whether such other discount exceeds a de minimis amount. In the case of OID, the Holder (whether a cash or accrual method taxpayer) will be required to report as additional interest income in each month the portion of such discount that accrues in that month, calculated based on a constant yield method. In general it is not anticipated that the amount of OID to be accrued in each month, if any, will be significant relative to the interest paid currently on the Home Equity Loans. However, OID could arise with respect to a Home Equity Loan ("ARM") that provides for interest at a rate equal to the sum of an index of market interest rates and a fixed number. The OID for ARMs generally will be determined under the principles discussed in "Taxation of Debt Securities (Including Regular Interest Securities)--Variable Rate Debt Securities."

        The Taxpayer Relief Act of 1997 amended the OID provisions of the Code to provide that for "any pool of debt instruments, the yield on which may be affected by reason of prepayments," OID is to be accrued based on a prepayment assumption determined in a manner prescribed by forthcoming regulations. The Prospectus Supplement for each series of Pass-Through Securities will describe the prepayment assumption that will be used for this purpose, but no representation is made regarding the actual rate at which prepayments will occur.

        If discount other than OID exceeds a de minimis amount (described below), the Holder will also generally be required to include in income in each month the amount of such discount accrued through such month and not previously included in income, but limited, with respect to the portion of such discount allocable to any Home Equity Loan, to the amount of principal on such Home Equity Loan received by the Trust Fund in that month. Because the Home Equity Loans will provide for monthly principal payments, such discount may be required to be included in income at a rate that is not significantly slower than the rate at which such discount accrues (and therefore at a rate not significantly slower than the rate at which such discount would be included in income if it were OID). The Holder may elect to accrue such discount under a constant yield method based on the yield of the Pass-Through Security to such Holder (or possibly based on the yields of each Home Equity Loan). In the absence of such an election, it may be necessary to accrue such discount under a more rapid straight-line method. Under the de minimis rule, market discount with respect to a Pass-Through Security will be considered to be zero if it is less than the product of (i) 0.25% of the principal amount of the Home Equity Loans allocable to the Pass-Through Security and (ii) the weighted average life (in complete years) of the Home Equity Loans remaining at the time of purchase of the Pass-Through Security.

        If a Holder purchases a Pass-Through Security at a premium, such Holder may elect under Section 171 of the Code to amortize the portion of such premium that is allocable to a Home Equity Loan under a constant yield method based on the yield of the Home Equity Loan to such Holder, provided that such Home Equity Loan was originated after September 27, 1985. Premium allocable to a Home Equity Loan originated on or before that date should be allocated among the principal payments on the Home Equity Loan and allowed as an ordinary deduction as principal payments are made or, perhaps, upon termination.

        It is not clear whether the foregoing adjustments for market discount or premium would be made based on the scheduled payments on the Home Equity Home Equity Loans or taking account of a reasonable prepayment assumption, and Federal Tax Counsel is unable to opine on this issue.

        If a Home Equity Loan is prepaid in full, the Holder of a Pass-Through Security acquired at a discount or premium will recognize ordinary income or loss equal to the difference between the portion of the prepaid principal amount of the Home Equity Loan that is allocable to the Pass-Through Security and the portion of the adjusted basis of the Pass-Through Security (see "Sales of Pass-Through Securities" below) that is allocable to the Home Equity Loan. Adjustments might be required to reflect differences between the prepayment rate that was assumed in accounting for discount or premium and the actual rate of prepayments.

MISCELLANEOUS TAX ASPECTS

        BACKUP WITHHOLDING. A Holder, other than a Holder of a Residual Interest Security, may, under certain circumstances, be subject to "backup withholding" at a rate of 31% with respect to distributions or the proceeds of a sale of Securities to or through brokers that represent interest or OID on the Securities. This withholding generally applies if the Holder of a Security (i) fails to furnish the Trustee with its taxpayer identification number ("TIN");
(ii) furnishes the Trustee an incorrect TIN; (iii) fails to report properly interest, dividends or other "reportable payments" as defined in the Code; or
(iv) under certain circumstances, fails to provide the Trustee or such Holder's securities broker with a certified statement, signed under penalty of perjury, that the TIN provided is its correct number and that the Holder is not subject to backup withholding. Backup withholding will not apply, however, with respect to certain payments made to Holders, including payments to certain exempt recipients (such as exempt organizations) and to certain Foreign Investors (as defined below). Holders should consult their tax advisers as to their qualification for exemption from backup withholding and the procedure for obtaining the exemption.

        Treasury regulations (the "Final Withholding Regulations"), which are generally effective with respect to payments made after December 31, 1998, consolidate and modify the current certification requirements and means by which a holder may claim exemption from United States federal income tax withholding and provide certain presumptions regarding the status of holders when payments to the holders cannot be reliably associated with appropriate documentation provided to the payor. All holders should consult their tax advisers regarding the application of the Final Withholding Regulations.

        The Trustee will report to the Holders and to the Servicer for each calendar year the amount of any "reportable payments" during such year and the amount of tax withheld, if any, with respect to payments on the Securities.

TAX TREATMENT OF FOREIGN INVESTORS

        Subject to the discussion below with respect to Trust Funds which are treated as partnerships for federal income tax purposes unless interest (including OID) paid on a Security (other than a Residual Interest Security) is considered to be "effectively connected" with a trade or business conducted in the United States by a Foreign Investor, such interest will normally qualify as portfolio interest (except where (i) the recipient is a Holder, directly or by attribution, of 10% or more of the capital or profits interest in the issuer, or
(ii) the recipient is a controlled foreign corporation to which the issuer is a related person) and will be exempt from federal income tax. For this purpose, a Foreign Investor is any Holder that is not (i) a citizen or resident of the United States; (ii) a corporation or partnership organized in or under the laws of the United States (unless, in the case of a partnership, future Treasury regulations provide otherwise); (iii) an estate the income of which is includible in gross income regardless of its source; or (iv) a trust other than a "foreign trust," as defined in Section 7701(a)(31) of the Code. See "--Tax Consequences to Holders of the Certificates Issued by a Partnership--Tax Consequences to Foreign Certificateholders". Upon receipt of appropriate ownership statements, the issuer normally will be relieved of obligations to withhold tax from such interest payments. These provisions supersede the generally applicable provisions of United States law that would otherwise require the issuer to withhold at a 30% rate (unless such rate were reduced or eliminated by an applicable tax treaty) on, among other things, interest and other fixed or determinable, annual or periodic income paid to Foreign Investors. Holders of Pass- Through Securities however, may be subject to withholding to the extent that the Home Equity Loans were originated on or before July 18, 1984.

        Interest and OID of a Foreign Investor are not subject to withholding if they are effectively connected with a United States business conducted by the Holder and the Holder timely provides an IRS Form 4224. They will, however, generally be subject to the regular United States income tax.

        The Final Withholding Regulations consolidate and modify the current certification requirements and means by which a non-United States person may claim exemption from United States federal income tax withholding. All Foreign Investors should consult their tax advisors regarding the application of the Final Withholding Regulations, which are generally effective with respect to payments made after December 31, 1998.

        Payments to Holders of Residual Interest Securities who are Foreign Investors will generally be treated as interest for purposes of the 30% (or lower treaty rate) United States withholding tax. Holders should assume that such income does not qualify for exemption from United States withholding tax as "portfolio interest." It is clear that, to the extent that a payment represents a portion of REMIC taxable income that constitutes excess inclusion income, a Holder of a Residual Interest Security will not be entitled to an exemption from or reduction of the 30% (or lower treaty rate) withholding tax rule. If the payments are subject to United States withholding tax, they generally will be taken into account for withholding tax purposes only when paid or distributed (or when the Residual Interest Security is disposed of). The Treasury has statutory authority, however, to promulgate regulations which would require such amounts to be taken into account at an earlier time in order to prevent the avoidance of tax. Such regulations could, for example, require withholding prior to the distribution of cash in the case of Residual Interest Securities that do not have significant value. Under the REMIC Regulations, if a Residual Interest Security has tax avoidance potential, a transfer of a Residual Interest Security to a Foreign Investor will be disregarded for all federal tax purposes. A Residual Interest Security has tax avoidance potential unless, at the time of the transfer the transferor reasonably expects that the REMIC will distribute to the transferee residual interest Holder amounts that will equal at least 30% of each excess inclusion, and that such amounts will be distributed at or after the time at which the excess inclusions accrue and not later than the calendar year following the calendar year of accrual. If a Foreign Investor transfers a Residual Interest Security to a United States person (that is, a person that is not a Foreign Investor), and if the transfer has the effect of allowing the transferor to avoid tax on accrued excess inclusions, then the transfer is disregarded and the transferor continues to be treated as the owner of the Residual Interest Security for purposes of the withholding tax provisions of the Code. See "Taxation of Holders of Residual Interest Securities--Excess Inclusions."

        Subject to the discussion in the previous paragraph, any capital gain realized on the sale, redemption, retirement or other taxable disposition of a Security by a foreign person will be exempt from United States federal income and withholding tax, provided that (i) such gain is not effectively connected with the conduct of a trade or business in the United States by the foreign person and (ii) in the case of an individual foreign person, the foreign person is not present in the United States for 183 days or more in the taxable year.

TAX CHARACTERIZATION OF THE TRUST AS A PARTNERSHIP OR DIVISION

        If a Trust Fund is intended to be a partnership for federal income tax purposes the applicable Agreements will provide that the nature of the income of the Trust Fund will exempt it from the rule that certain publicly traded partnerships are taxable as corporations or the issuance of the Certificates will be structured as a private placement under an IRS safe harbor, so that the Trust Fund will not be characterized as a publicly traded partnership taxable as a corporation, and that no action will be taken that is inconsistent with the treatment of the Trust Fund as a partnership (such as election to treat the Trust Fund as a corporation for federal income tax purposes). If, however, the Trust Fund has a single owner for federal income tax purposes, it will be treated as a division of its owner and as such will be disregarded as an entity separate from its owner for federal income tax purposes, assuming no election will be made to treat the Trust Fund as a corporation for federal income tax purposes.

        Certain entities classified as "taxable mortgage pools" are subject to corporate level tax on their net income. A "taxable mortgage pool" is generally defined as an entity that meets the following requirements: (i) the entity is not a REMIC (or, after September 1, 1997, a FASIT), (ii) substantially all of the assets of the entity are debt obligations, and more than 50 percent of such debt obligations consists of real estate mortgages (or interests therein), (iii) the entity is the obligor under debt obligations with two or more maturities, and (iv) payments on the debt obligations on which the entity is the obligor bear a relationship to the payments on the debt obligations which the entity holds as assets. With respect to requirement (iii), the Code authorizes the IRS to provide by regulations that equity interests may be treated as debt for purposes of determining whether there are two or more maturities. If the Trust Fund were treated as a taxable mortgage pool, it would be ineligible to file consolidated returns with any other corporation and could be liable for corporate tax. Treasury regulations do not provide for the recharacterization of equity as debt for purposes of determining whether an entity has issued debt with two maturities, except in the case of transactions structured to avoid the taxable mortgage pool rules. Federal Tax Counsel will deliver its opinion for a Trust Fund which is intended to be a partnership for federal income tax purposes, as specified in the related Prospectus Supplement, generally to the effect that the Trust Fund will not be a taxable mortgage pool. This opinion will be based on the assumption that the terms of the Agreements and related documents will be complied with, and on Federal Tax Counsel's conclusion that either the number of classes of debt obligations issued be the Trust Fund, or the nature of the assets held by the Trust Fund will exempt the Trust Fund from treatment as a taxable mortgage pool.

TAX CONSEQUENCES TO HOLDERS OF THE NOTES ISSUED BY A PARTNERSHIP OR DIVISION

        TREATMENT OF THE NOTES AS INDEBTEDNESS. The Trust Fund will agree, and the Noteholders will agree by their purchase of Notes, to treat the Notes as debt for federal income tax purposes. Except as otherwise provided in the related Prospectus Supplement, Federal Tax Counsel will advise the Seller that the Notes will be classified as debt for federal income tax purposes. Consequently, Holders of Notes will be subject to taxation as described in "Taxation of Debt Securities (Including Regular Interest Securities)" above for Debt Securities which are not Regular Interest Securities.

        POSSIBLE ALTERNATIVE TREATMENT OF THE NOTES. If, contrary to the opinion of Federal Tax Counsel, the IRS successfully asserted that one or more of the Notes did not represent debt for federal income tax purposes, the Notes might be treated as equity interests in the Trust Fund. If so treated, the Trust Fund would likely be treated as a publicly traded partnership that would not be taxable as a corporation because it would meet certain qualifying income tests. Nonetheless, treatment of the Notes as equity interests in such a publicly traded partnership could have adverse tax consequences to certain Holders. For example, income to Foreign Investors generally would be subject to U.S. federal income tax and U.S. federal income tax return filing and withholding requirements, income to certain tax-exempt entities would be "unrelated business taxable income," and individual Holders might be subject to certain limitations on their ability to deduct their share of the Trust Fund's expenses.

TAX CONSEQUENCES TO HOLDERS OF THE CERTIFICATES ISSUED BY A PARTNERSHIP

        TREATMENT OF THE TRUST FUND AS A PARTNERSHIP. In the case of a Trust Fund intended to qualify as a partnership for federal income tax purposes, the Trust Fund and the Seller will agree, and the Certificateholders will agree by their purchase of Certificates, to treat the Trust Fund as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the Trust Fund, the partners of the partnership being the Certificateholders, and the Notes, if any, being debt of the partnership, or if there is a single Certificateholder for federal income tax purposes, to disregard the Trust Fund as an entity separate from the Certificateholder. However, the proper characterization of the arrangement involving the Certificates, the Notes, the Trust Fund and the Servicer is not clear because there is no authority on transactions closely comparable to that contemplated herein.

        A variety of alternative characterizations are possible. For example, because the Certificates have certain features characteristic of debt, the Certificates might be considered debt of the Trust Fund. Generally, provided such Certificates are issued at or close to face value, any such characterization would not result in materially adverse tax consequences to Certificateholders as compared to the consequences from treatment of the Certificates as equity in a partnership, described below. The following discussion assumes that the Certificates represent equity interests in a partnership. The following discussion also assumes that all payments on the Certificates are denominated in U.S. dollars, none of the Certificates have interest rates which would qualify as contingent interest under the OID regulations, and that a Series of Securities includes a single Class of Certificates. If these conditions are not satisfied with respect to any given Series of Certificates, additional tax considerations with respect to such Certificates will be disclosed in the applicable Prospectus Supplement.

        PARTNERSHIP TAXATION. As a partnership, the Trust Fund will not be subject to federal income tax. Rather, each Certificateholder will be required to separately take into account such Holder's allocated share of income, gains, losses, deductions and credits of the Trust Fund. The Trust Fund's income will consist primarily of interest and finance charges earned on the Home Equity Loans (including appropriate adjustments for market discount, OID and bond premium) and any gain upon collection or disposition of Home Equity Loans. The Trust Fund's deductions will consist primarily of interest and OID accruing with respect to the Notes, servicing and other fees, and losses or deductions upon collection or disposition of Home Equity Loans.

        The tax items of a partnership are allocable to the partners in accordance with the Code, Treasury regulations and the partnership agreement (here, the Trust Agreement and related documents). The Trust Agreement will provide, in general, that the Certificateholders will be allocated taxable income of the Trust Fund for each month equal to the sum of (i) the interest that accrues on the Certificates in accordance with their terms for such month, including interest accruing at the Pass-Through Rate for such month and interest on amounts previously due on the Certificates but not yet distributed; (ii) any Trust Fund income attributable to discount on the Home Equity Loans that corresponds to any excess of the principal amount of the Certificates over their initial issue price; (iii) prepayment premium payable to the Certificateholders for such month; and (iv) any other amounts of income payable to the Certificateholders for such month. Such allocation will be reduced by any amortization by the Trust Fund of premium on Home Equity Loans that corresponds to any excess of the issue price of Certificates over their principal amount. All remaining taxable income of the Trust Fund will be allocated to the Seller. Based on the economic arrangement of the parties, this approach for allocating Trust Fund income should be permissible under applicable Treasury regulations, although no assurance can be given that the IRS would not require a greater amount of income to be allocated to Certificateholders. Moreover, even under the foregoing method of allocation, Certificateholders may be allocated income equal to the entire Pass-Through Rate plus the other items described above even though the Trust Fund might not have sufficient cash to make current cash distributions of such amount. Thus, cash basis Holders will in effect be required to report income from the Certificates on the accrual basis and Certificateholders may become liable for taxes on Trust Fund income even if they have not received cash from the Trust Fund to pay such taxes. In addition, because tax allocations and tax reporting will be done on a uniform basis for all Certificateholders but Certificateholders may be purchasing Certificates at different times and at different prices, Certificateholders may be required to report on their tax returns taxable income that is greater or less than the amount reported to them by the Trust Fund.

        If Notes are also issued, all of the taxable income allocated to a Certificateholder that is a pension, profit sharing or employee benefit plan or other tax-exempt entity (including an individual retirement account) will constitute "unrelated business taxable income" generally taxable to such a Holder under the Code.

        An individual taxpayer's share of expenses of the Trust Fund (including fees to the Servicer but not interest expense) would be miscellaneous itemized deductions. Such deductions might be disallowed to the individual in whole or in part and might result in such Holder being taxed on an amount of income that exceeds the amount of cash actually distributed to such Holder over the life of the Trust Fund.

        The Trust Fund intends to make all tax calculations relating to income and allocations to Certificateholders on an aggregate basis. If the IRS were to require that such calculations be made separately for each Home Equity Loan, the Trust Fund might be required to incur additional expense but it is believed that there would not be a material adverse effect on Certificateholders.

        DISCOUNT AND PREMIUM. It is believed that the Home Equity Loans will not have been issued with OID and, therefore, the Trust should not have OID income. However, the purchase price paid by the Trust Fund for the Home Equity Loans may be greater or less than the remaining principal balance of the Home Equity Loans at the time of purchase. If so, the Home Equity Loan will have been acquired at a premium or discount, as the case may be. (As indicated above, the Trust Fund will make this calculation on an aggregate basis, but might be required to recompute it on a Home Equity Loan by Home Equity Loan basis.)

        If the Trust Fund acquires the Home Equity Loans at a market discount or premium, the Trust Fund will elect to include any such discount in income currently as it accrues over the life of the Home Equity Loans or to offset any such premium against interest income on the Home Equity Loans. As indicated above, a portion of such market discount income or premium deduction may be allocated to Certificateholders.

        SECTION 708 TERMINATION. Under Section 708 of the Code, the Trust Fund will be deemed to terminate for federal income tax purposes if 50% or more of the capital and profits interests in the Trust Fund are sold or exchanged within a 12-month period. If such a termination occurs, the Trust Fund will be considered to distribute its assets to the partners, who would then be treated as recontributing those assets to the Trust Fund as a new partnership. The Trust Fund will not comply with certain technical requirements that might apply when such a constructive termination occurs. As a result, the Trust Fund may be subject to certain tax penalties and may incur additional expenses if it is required to comply with those requirements.

Furthermore, the Trust Fund might not be able to comply due to lack of data.

        DISPOSITION OF CERTIFICATES. Generally, capital gain or loss will be recognized on a sale of Certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the Certificates sold. A Certificateholder's tax basis in a Certificate will generally equal the Holder's cost increased by the Holder's share of Trust Fund income (includible in income) and decreased by any distributions received with respect to such Certificate. In addition, both the tax basis in the Certificates and the amount realized on a sale of a Certificate would include the Holder's share of the Notes and other liabilities of the Trust Fund. A Holder acquiring Certificates at different prices may be required to maintain a single aggregate adjusted tax basis in such Certificates, and, upon sale or other disposition of some of the Certificates, allocate a portion of such aggregate tax basis to the Certificates sold (rather than maintaining a separate tax basis in each Certificate for purposes of computing gain or loss on a sale of that Certificate).

        Any gain on the sale of a Certificate attributable to the Holder's share of unrecognized accrued market discount on the Home Equity Loans would generally be treated as ordinary income to the Holder and would give rise to special tax reporting requirements. The Trust Fund does not expect to have any other assets that would give rise to such special reporting requirements. Thus, to avoid those special reporting requirements, the Trust Fund will elect to include market discount in income as it accrues.

        If a Certificateholder is required to recognize an aggregate amount of income (not including income attributable to disallowed itemized deductions described above) over the life of the Certificates that exceeds the aggregate cash distributions with respect thereto, such excess will generally give rise to a capital loss upon the retirement of the Certificates.

        ALLOCATIONS BETWEEN SELLERS AND TRANSFEREES. In general, the Trust Fund's taxable income and losses will be determined monthly and the tax items for a particular calendar month will be apportioned among the Certificateholders in proportion to the principal amount of Certificates owned by them as of the close of the last day of such month. As a result, a Holder purchasing Certificates may be allocated tax items (which will affect its tax liability and tax basis) attributable to periods before the actual transaction.

        The use of such a monthly convention may not be permitted by existing regulations. If a monthly convention is not allowed (or only applies to transfers of less than all of the partner's interest), taxable income or losses of the Trust Fund might be reallocated among the Certificateholders. The Trust Fund's method of allocation between transferors and transferees may be revised to conform to a method permitted by future regulations.

        SECTION 754 ELECTION. In the event that a Certificateholder sells its Certificates at a profit (loss), the purchasing Certificateholder will have a higher (lower) basis in the Certificates than the selling Certificateholder had. The tax basis of the Trust Fund" s assets will not be adjusted to reflect that higher (or lower) basis unless the Trust Fund were to file an election under
Section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the Trust Fund currently does not intend to make such election. As a result, Certificateholders might be allocated a greater or lesser amount of Trust Fund income than would be appropriate based on their own purchase price for Certificates.

        ADMINISTRATIVE MATTERS. The Owner Trustee is required to keep or have kept complete and accurate books of the Trust Fund. Such books will be maintained for financial reporting and tax purposes on an accrual basis and the fiscal year of the Trust Fund will be the calendar year. The Trustee will file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the Trust Fund and will report each Certificateholder's allocable share of items of Trust Fund income and expense to Holders and the IRS on Schedule K-1. The Trust Fund will provide the Schedule K-1 information to nominees that fail to provide the Trust Fund with the information statement described below and such nominees will be required to forward such information to the beneficial owners of the Certificates. Generally, Holders must file tax returns that are consistent with the information return filed by the Trust Fund or be subject to penalties unless the Holder notifies the IRS of all such inconsistencies.

        Under Section 6031 of the Code, any person that holds Certificates as a nominee at any time during a calendar year is required to furnish the Trust Fund with a statement containing certain information on the nominee, the beneficial owners and the Certificates so held. Such information includes (i) the name, address and taxpayer identification number of the nominee and (ii) as to each beneficial owner (x) the name, address and identification number of such person,
(y) whether such person is a United States person, a tax-exempt entity or a foreign government, an international organization, or any wholly owned agency or instrumentality of either of the foregoing, and (z) certain information on Certificates that were held, bought or sold on behalf of such person throughout the year. In addition, brokers and financial institutions that hold Certificates through a nominee are required to furnish directly to the Trust Fund information as to themselves and their ownership of Certificates. A clearing agency registered under Section 17A of the Exchange Act is not required to furnish any such information statement to the Trust Fund. The information referred to above for any calendar year must be furnished to the Trust Fund on or before the following January 31. Nominees, brokers and financial institutions that fail to provide the Trust Fund with the information described above may be subject to penalties.

        The Seller will be designated as the tax matters partner in the related Trust Agreement and, as such, will be responsible for representing the Certificateholders in any dispute with the IRS. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the Trust Fund by the appropriate taxing authorities could result in an adjustment of the returns of the Certificateholders, and, under certain circumstances, a Certificateholder may be precluded from separately litigating a proposed adjustment to the items of the Trust Fund. An adjustment could also result in an audit of a Certificateholder's returns and adjustments of items not related to the income and losses of the Trust Fund.

        TAX CONSEQUENCES TO FOREIGN CERTIFICATEHOLDERS. It is not clear whether the Trust Fund would be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to Foreign Investors because there is no clear authority dealing with that issue under facts substantially similar to those described herein. Although it is not expected that the Trust Fund would be engaged in a trade or business in the United States for such purposes, the Trust Fund will withhold as if it were so engaged in order to protect the Trust Fund from possible adverse consequences of a failure to withhold. The Trust Fund expects to withhold pursuant to Section 1446 of the Code on the portion of its taxable income that is allocable to Certificateholders that are Foreign Investors, as if such income were effectively connected to a U.S. trade or business, at a rate of 35% for foreign Holders that are taxable as corporations and 39.6% for all other foreign Holders. Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the Trust Fund to change its withholding procedures.

        Each Certificateholder that is a Foreign Investor might be required to file a U.S. individual or corporate income tax return (including, in the case of a corporation, the branch profits tax) on its share of the Trust Fund's income. A foreign Holder generally would be entitled to file with the IRS a claim for refund with respect to taxes withheld by the Trust Fund taking the position that no taxes were due because the Trust Fund was not engaged in a U.S. trade or business. However, interest payments made (or accrued) to a Certificateholder who is a Foreign Investor generally will be considered guaranteed payments to the extent such payments are determined without regard to the income of the Trust Fund. If these interest payments are properly characterized as guaranteed payments, then the interest probably will not be considered "portfolio interest." As a result, Certificateholders will be subject to United States federal income tax and withholding tax at a rate of 30%, unless reduced or eliminated pursuant to an applicable treaty. In such case, a Foreign Investor would only be entitled to claim a refund for that portion of the taxes, if any, in excess of the taxes that should be withheld with respect to the guaranteed payments.

        BACKUP WITHHOLDING. Distributions made on the Certificates and proceeds from the sale of the Certificates will be subject to a "backup" withholding tax of 31% if, in general, the Certificateholder fails to comply with certain identification procedures, unless the Holder is an exempt recipient under applicable provisions of the Code and, if necessary, adequately demonstrates such status.

                             STATE TAX CONSEQUENCES

        In addition to the federal income tax consequences described in "FEDERAL INCOME TAX CONSEQUENCES," potential investors should consider the state and local income tax consequences of the acquisition, ownership, and disposition of the Securities. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, potential investors should consult their own tax advisors with respect to the various state and local tax consequences of an investment in the Securities.

                              ERISA CONSIDERATIONS

        A fiduciary of an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), should consider the fiduciary standards under ERISA in the context of the plan's particular circumstances before authorizing an investment of a portion of such plan's assets in the Securities. Accordingly, among other factors, such fiduciary should consider (i) whether the investment is for the exclusive benefit of plan participants and their beneficiaries; (ii) whether the investment satisfies the diversification requirements of Section 404 of ERISA;
(iii) whether the investment is in accordance with the documents and instruments governing the plan; and (iv) whether the investment is prudent, considering the nature of the investment. Fiduciaries of such plans also should consider ERISA's prohibition on improper delegation of control over, or responsibility for, plan assets.

        In addition, fiduciaries of employee benefit plans subject to Title I of ERISA, as well as certain plans or other retirement arrangements not subject to ERISA, but which are subject to Section 4975 of the Code (such as individual retirement accounts and Keogh plans covering only a sole proprietor or partners), or any entity (including an insurance company general account) whose underlying assets include plan assets by reason of a plan or account investing in such entity (collectively, "Plans(s)") are prohibited from engaging in a broad range of transactions involving Plan assets and persons having certain specified relationships to a Plan ("parties in interest" and "disqualified persons"). Such transactions are treated as "prohibited transactions" under Sections 406 and 407 of ERISA and excise taxes are imposed upon such persons by
Section 4975 of the Code. The Seller, the related Trustee and any underwriter of the offered Securities and certain of their affiliates might be considered "parties in interest" or

"disqualified persons" with respect to a Plan. If so, the acquisition, holding or transfer of Securities by, or on behalf of, such Plan could be considered to give rise to a "prohibited transaction" within the meaning of ERISA and the Code unless a regulatory exception or administrative exemption is available. In addition, the Department of Labor ("DOL") has issued a regulation (29 C.F.R.
Section 2510.3-101) (the "Plan Assets Regulation") concerning the definition of what constitutes the assets of a Plan, which provides that, as a general rule, the underlying assets and properties of corporations, partnerships, trusts and certain other entities in which a Plan makes an "equity" investment will be deemed for purposes of ERISA to be assets of the investing Plan unless certain exceptions apply. If an investing Plan's assets were deemed to include an interest in the Trust Fund and not merely an interest in the Securities, transactions occurring in connection with the servicing, management and operation of the Trust Fund between the Seller, the related Trustee, the Servicer (or any other servicer), any insurer or any of their respective affiliates might constitute prohibited transactions, and the assets of the Trust Fund would become subject to the fiduciary investment standards of ERISA, unless a regulatory exception or administrative exemption applies.

        With respect to offered Securities which are Certificates, the DOL has issued to a number of underwriters of pass-through certificates, similar to the Certificates, administrative exemptions (collectively, the "Exemption"), which generally exempt from the application of the prohibited transaction provisions of Section 406(a), Section 406(b)(1) and Section 406(b)(2) of ERISA, and the excise taxes imposed pursuant to Section 4975(a) and (b) of the Code, the initial purchase, holding and subsequent resale of mortgage-backed or asset-backed pass-through certificates representing a beneficial undivided interest in certain fixed pools of assets held in a trust (as defined in paragraph III. B of Section III of the Exemption), along with certain transactions relating to the servicing and operation of such asset pools, provided that certain conditions set forth in the Exemption are satisfied. Paragraph III. B of Section III of the Exemption provides in part that a trust means an investment pool the corpus of which is held in trust and consists solely of: (1) secured consumer receivables, (2) secured credit instruments, (3) obligations secured by residential or commercial real property, (4) obligations secured by motor vehicles or equipment or qualified motor vehicle leases, (5) guaranteed governmental mortgage pool certificates or (6) an undivided fractional interest in any of the obligations listed in clauses (1)--(5) above. If the general conditions of Section II of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA (as well as the excise taxes imposed by Section 4975(a) and (b) of the Code by reason of Sections 4975(c)(1)(A) through (D) of the Code) in connection with the direct or indirect sale, exchange or transfer of Certificates by Plans in the initial issue of Certificates, the holding of Certificates by Plans or the direct or indirect acquisition or disposition in the secondary market of Certificates by Plans. However, no exemption is provided from the restrictions of Sections 406(a)(1)(E), 406(a)(2) and 407 of ERISA for the acquisition or holding of a Certificate on behalf of an "Excluded Plan" by any person who has discretionary authority or renders investment advice with respect to the assets of such Excluded Plan. For purposes of the Certificates, an Excluded Plan is a Plan sponsored by (1) an underwriter which has been granted an Exemption (or certain specified entities affiliated or associated with such underwriter) ("Underwriter"), (2) the Seller, (3) the Servicer (or any other servicer), (4) the related Trustee, (5) any obligor with respect to Home Equity Loans constituting more than 5 percent of the aggregate unamortized principal balance of the Home Equity Loans as of the date of initial issuance,
(6) any insurer and (7) any affiliate or successor of a person described in (1) to (6) above (the "Restricted Group").

        If the specific conditions of paragraph I.B of Section I of the Exemption are also satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(b)(1) and (b)(2) of ERISA and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c)(I)(E) of the Code in connection with (1) the direct or indirect sale, exchange or transfer of Certificates in the initial issuance of Certificates between the Seller or Underwriter and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of Plan assets in Certificates is (a) an obligor with respect to 5 percent or less of the fair market value of the Home Equity Loans or (b) an affiliate of such a person, (2) the direct or indirect acquisition or disposition in the secondary market of Certificates by Plans and (3) the holding of Certificates by Plans.

        If the specified conditions of paragraph I.C of Section I of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a), 406(b) and 407(a) of ERISA, and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code for transactions in connection with the servicing, management and operation of the Trust Fund and the assets of the Trust Fund.

        The Exemption may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA, and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1)(A) through (D) of the Code if such restrictions are deemed to otherwise apply merely because a person is deemed to be a "party in interest" or a "disqualified person" with respect to an investing Plan by virtue of providing services to the Plan (or by virtue of having certain specified relationships to such a person) solely as a result of such Plan's ownership of Certificates.

        The Exemption sets forth the following seven general conditions which must be satisfied for a transaction to be eligible for exemptive relief thereunder.

         (1) The acquisition of the Certificates by a Plan is on terms (including the price for the Certificates) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party;

         (2) The rights and interests evidenced by the Certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other Securities issued by the Trust Fund;

         (3) The Certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the three highest generic rating categories from either Standard & Poor's Ratings Group, a division of the McGraw Hill Companies, Inc., Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. or Fitch IBCA, Inc. ("National Credit Rating Agencies");

         (4) The Trustee is not an affiliate of any other member of the Restricted Group (as defined above);

         (5) The sum of all payments made to and retained by the Underwriter in connection with the distribution of Certificates represents not more than reasonable compensation for underwriting the Certificates. The sum of all payments made and retained by the Seller pursuant to the assignment of the loans to the Trust Fund represents not more than the fair market value of such loans. The sum of all payments made to and retained by the Servicer or any other servicer represents not more than reasonable compensation for such person's services under the pooling and servicing agreement and reimbursement of such person's reasonable expenses in connection therewith; and

         (6) The Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D under the Securities Act of 1933. The Seller assumes that only Plans which are accredited investors under the federal securities laws will be permitted to purchase the Certificates.

         (7) The Trust Fund must also meet the following requirements:

              (i) the corpus of the Trust Fund must consist solely of assets of the type that have been included in other investment pools;

              (ii) certificates in such other investment pools must have been rated in one of the three highest rating categories of one of the National Credit Rating Agencies for at least one year prior to the Plan's acquisition of Certificates; and

              (iii)certificates evidencing interests in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of certificates.

        On July 21, 1997, the DOL published in the Federal Register a final amendment to the Exemption which extends exemptive relief to certain mortgage-backed and asset-backed securities transactions using pre-funding accounts for trusts issuing pass-through certificates. With respect to the Certificates, the amendment generally allows a portion of the mortgages or receivables ("Loans") supporting payments to Certificateholders and having a principal amount equal to no more than 25% of the total principal amount of the Certificates to be transferred to the Trust within a 90-day or three-month period following the Closing Date ("Pre-Funding Period"), instead of requiring that all such Loans be either identified or transferred on or before the Closing Date. The relief is effective for transactions occurring on or after May 23, 1997, provided that the following conditions are met:

         (1) The ratio of the amount allocated to the Pre-Funding Account to the total principal amount of the Certificates being offered ("Pre-Funding Limit") must not exceed twenty-five percent (25%).

         (2) All Loans transferred after the Closing Date ("Additional Loans") must meet the same terms and conditions for eligibility as the original Loans used to create the Trust Fund, which terms and conditions have been approved by each Rating Agency.

         (3) The transfer of such Additional Loans to the Trust Fund during the Pre-Funding Period must not result in the Certificates receiving a lower credit rating from any Rating Agency upon termination of the Pre-Funding Period than the ratings that were obtained at the time of the initial issuance of the Certificates by the Trust Fund.

         (4) Solely as a result of the use of pre-funding, the weighted average annual percentage interest rate (the "average interest rate") for all of the Loans in the Trust Fund at the end of the Pre-Funding Period must not be more than 100 basis points lower than the average interest rate for the Loans which were transferred to the Trust Fund on the Closing Date.

         (5) Either: (i) the characteristics of the Additional Loans must be monitored by an insurer or other credit support provider which is independent of the Seller; or (ii) an independent accountant retained by the Seller must provide the Seller with a letter (with copies provided to each Rating Agency, the Underwriter and the Trustee) stating whether or not the characteristics of the Additional Loans conform to the characteristics described in the Prospectus, Prospectus Supplement, Private Placement Memorandum ("Offering Documents") and/or Pooling and Servicing Agreement ("Pooling Agreement"). In preparing such letter, the independent accountant must use the same type of procedures as were applicable to the Loans which were transferred as of the Closing Date.

         (6) The Pre-Funding Period must end no later than three months or 90 days after the Closing Date or earlier, in certain circumstances, if the amount on deposit in the Pre-Funding Account is reduced below the minimum level specified in the Pooling Agreement or an event of default occurs under the Pooling Agreement.

         (7) Amounts transferred to any Pre-Funding Account and/or Capitalized Interest Account used in connection with the pre-funding may be invested only in investments which are permitted by each Rating Agency and (i) are direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof (provided that such obligations are backed by the full faith and credit of the United States); or (ii) have been rated (or the obligor has been rated) in one of the three highest generic rating categories by each Rating Agency ("Permitted Investments").

         (8) The Offering Documents must describe: (i) any Pre-Funding Account and/or Capitalized Interest Account used in connection with a Pre-Funding Account; (ii) the duration of the Pre-Funding Period;
              (iii) the percentage and/or dollar amount of the Pre-Funding Limit for the Trust Fund; and (iv) that the amounts remaining in the Pre-Funding Account at the end of the Pre-Funding Period will be remitted to Certificateholders as repayments of principal.

         (9) The Pooling and Servicing Agreement must describe the Permitted Investments for the Pre-Funding Account and Capitalized Interest Account and, if not disclosed in the Offering Documents, the terms and conditions for eligibility of the Additional Loans.


        The Exemption may apply to a Plan's purchase, holding and transfer of Certificates and the operation, management and servicing of the Trust Fund and the assets of the Trust Fund as specified in the related Prospectus Supplement. In addition, in the event the Exemption is not available, certain exemptions from the prohibited transaction rules may be applicable depending on the type and circumstances of the plan fiduciary making the decision to acquire a Certificate. Included among these exemptions are: Prohibited Transaction Class Exemption ("PTCE") 90-1, regarding investments by insurance company pooled separate accounts; PTCE 91-38 regarding investments by bank collective investment funds PTCE 95-60, regarding investments by insurance company general accounts; PTCE 96-23, regarding transactions affected by in-house asset managers; and PTCE 84-14, regarding transactions effected by "qualified professional asset managers".

        Certain transactions involving the purchase of Securities which are Notes might be deemed to constitute prohibited transactions under ERISA and the Code if the assets of the Trust Fund were deemed to be assets of a Plan. Under the Plan Assets Regulation, the assets of the Trust Fund would be treated as plan assets of a Plan for the purposes of ERISA and the Code only if the Plan acquires an "Equity Interest" in the Trust Fund and none of the exceptions contained in the Plan Assets Regulation is applicable. An equity interest is defined under the Plan Assets Regulation as an interest other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. The Seller believes that the Notes should be treated as indebtedness without substantial equity features for purposes of the Plan Assets Regulation. In addition, even in the event that the Notes are deemed to be an Equity Interest in the Trust Fund, the Exemption may be applicable to both a Plan's purchase, holding and transfer of Notes (which in this situation are considered Certificates for purposes of the Exemption) and the operation, management and servicing of the Trust Fund and the assets of the Trust Fund, if so specified in the related Prospectus Supplement.

        Without regard to whether the Notes are characterized as Equity Interests, the acquisition, transfer or holding of Notes by or on behalf of a Plan could be considered to give rise to a prohibited transaction if the Trust Fund, the related Trustee or any of their respective affiliates is or becomes a party in interest or a disqualified person with respect to such Plan or in the event that a Note is purchased in the secondary market and such purchase constitutes a sale or exchange between a Plan and a party in interest or disqualified person with respect to such Plan. In such case, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 and PTCE 84-14 may be applicable depending on the type and circumstances of the plan fiduciary making the decision to acquire a Note.

        Any Plan fiduciary considering the purchase of Securities should consult with its counsel with respect to the potential applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to such investment.

                                LEGAL INVESTMENT

        The Securities will not constitute "mortgage-related securities" within the meaning of SMMEA unless the related Prospectus Supplement specifies that the Securities will constitute "mortgage related Securities." Accordingly, investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether and the extent to which the Securities constitute legal investments for them.

                              PLAN OF DISTRIBUTION

        On the terms and conditions set forth in an underwriting agreement (the "Underwriting Agreement") with respect to each Trust Fund, the Depositor will agree to sell to each of the underwriters named therein and in the related Prospectus Supplement, and each of such underwriters will severally agree to purchase from the Depositor, the principal amount of each Class of Securities of the related Series set forth therein and in the related Prospectus Supplement.

        In each Underwriting Agreement, the several underwriters will agree, subject to the terms and conditions set forth therein, to purchase all of the Securities described therein which are offered hereby and by the related Prospectus Supplement if any of such Securities are purchased. In the event of a default by any such underwriter, each Underwriting Agreement will provide that, in certain circumstances, purchase commitments of the nondefaulting underwriters may be increased, or the Underwriting Agreement may be terminated.

        Each Prospectus Supplement will either (i) set forth the price at which each Class of Securities being offered thereby will be offered to the public and any concessions that may be offered to certain dealers participating in the offering of such Securities or (ii) specify that the related Securities are to be resold by the underwriters in negotiated transactions at varying prices to be determined at the time of such sale. After the initial public offering of any Securities, the public offering price and such concessions may be changed.

        Each Underwriting Agreement will provide that the [Depositor] [Seller] will indemnify underwriters against certain liabilities, including liabilities under the Securities Act.

        Under each Underwriting Agreement, the closing of the sale of any Class of Securities subject thereto will be conditioned on the closing of the sale of all other such Classes.

        The place and time of delivery for the Securities in respect of which this Prospectus is delivered will be set forth in the related Prospectus Supplement.

                                  LEGAL MATTERS

        Unless otherwise specified in the related Prospectus Supplement, certain legal matters in connection with the Securities will be passed upon for the Seller by Stroock & Stroock & Lavan LLP, New York, New York.

                                GLOSSARY OF TERMS

        The following are abbreviated definitions of certain capitalized terms used in this Prospectus. Unless otherwise provided in a "Supplemental Glossary" or "Index of Principal Terms" in the Prospectus Supplement for a Series, such definitions will apply to capitalized terms used in such Prospectus Supplement. The definitions may vary from those in the related Agreement for a Series and the related Agreement for a Series generally provides a more complete definition of certain of the terms. Reference should be made to the related Agreement for a Series for a more complete definition of such terms.

        "Accrual Termination Date" means, with respect to a Class of Compound Interest Securities, the Distribution Date on which accrued interest on such Securities becomes payable currently.

        "Agreement" means, with respect to a Series of Certificates, the Pooling and Servicing Agreement or Trust Agreement, and, with respect to a Series of Notes, the Indenture and the Sale and Servicing Agreement, as the context requires and with respect to a Series of Notes and Certificates, the relevant combination of Agreements for such Series.

        "Appraised Value" means, with respect to property securing a Home Equity Loan, the lesser of the appraised value determined in an appraisal obtained at origination of the Home Equity Loan or sales price of such property at such time.

        "Asset Group" means, with respect to the Home Equity Loans and other assets comprising the Trust Fund of a Series, a group of such Home Equity Loans and other assets having the characteristics described in the related Prospectus Supplement.

        "Assumed Reinvestment Rate" means, with respect to a Series, the per annum rate or rates specified in the related Prospectus Supplement for a particular period or periods as the "Assumed Reinvestment Rate" for funds held in any fund or account for the Series.

        "Available Distribution Amount" means the amount in the Distribution Account (including amounts deposited therein from any reserve fund or other fund or account) eligible for distribution to Holders on a Distribution Date.

        "Bankruptcy Code" means the federal bankruptcy code, 11 United States Code 101 et seq., and related rules and regulations promulgated thereunder.

        "Business Day" means a day that, in the City of New York or in the city or cities in which the corporate trust office of the Trustee are located, is neither a legal holiday nor a day on which banking institutions are authorized or obligated by law, regulations or executive order to be closed.

        "Certificates" means the Asset-Backed Certificates.

        "Certificate Account" or "Collection Account" means, with respect to a Series, the account established for the deposit by the Servicer of payments received from the Home Equity Loans.

        "Class" means a Class of Securities of a Series.

        "Closing Date" means, with respect to a Series, the date specified in the related Prospectus Supplement as the date on which Securities of such Series are first issued.

        "Code" means the Internal Revenue Code of 1986, as amended, and regulations (including proposed regulations) or other pronouncements of the Internal Revenue Service promulgated thereunder.

        "Combined Home Equity Loan-to-Value Ratio" or "CLTV" means, with respect to a Home Equity Loan, the percentage equivalent of a fraction, the numerator of which is the sum of (i) the original principal amount of such Home Equity Loan at the date of origination thereof and (ii) the outstanding principal amount of any senior loan on the Mortgaged Property at the time of origination of such Home Equity Loan, and the denominator of which is the Appraised Value of such Mortgaged Property at such date of origination.

        "Commission" means the Securities and Exchange Commission.

        "Compound Interest Security" means any Security of a Series on which all or a portion of the interest accrued thereon is added to the principal balance of such Security on each Distribution Date, through the Accrual Termination Date, and with respect to which no interest shall be payable until such Accrual Termination Date, after which interest payments will be made on the Compound Value thereof.

        "Compound Value" means, with respect to a Class of Compound Interest Securities, the original principal balance of such Class, plus all accrued and unpaid interest, if any, previously added to the principal balance thereof and reduced by any payments of principal previously made on such Class of Compound Interest Securities.

        "Condominium" means a form of ownership of real property wherein each owner is entitled to the exclusive ownership and possession of his or her individual Condominium Unit and also owns a proportionate undivided interest in all parts of the Condominium Building (other than the individual Condominium Units) and all areas or facilities, if any, for the common use of the Condominium Units.

        "Condominium Association" means the person(s) appointed or elected by the Condominium Unit owners to govern the affairs of the Condominium.

        "Condominium Building" means a multi-unit building or buildings, or a group of buildings whether or not attached to each other, located on property subject to Condominium ownership.

        "Condominium Home Equity Loan" means a Home Equity Loan secured by a Mortgage on a Condominium Unit (together with its appurtenant interest in the common elements).

        "Condominium Unit" means an individual housing unit in a Condominium Building.

        "Cooperative" means a corporation owned by tenant-stockholders who, through the ownership of stock, shares or membership securities in the corporation, receive proprietary leases or occupancy agreements which confer exclusive rights to occupy specific units and which is described in Section 216 of the Code.

        "Cooperative Dwelling" means an individual housing unit in a building owned by a Cooperative.

        "Cooperative Home Equity Loan" means a housing loan made with respect to a Cooperative Dwelling and secured by an assignment by the borrower (tenant-stockholder) or security interest in shares issued by the applicable Cooperative.

        "Cut-off Date" means the date designated as such in the related Prospectus Supplement for a Series.

        "Debt Securities" means Securities characterized as indebtedness for federal income tax purposes, and Regular Interest Securities.

        "Deferred Interest" means the excess of the interest accrued on the outstanding principal balance of a Home Equity Loan during a specified period over the amount of interest required to be paid by an obligor on such Home Equity Loan on the related Due Date.

        "Delinquency Advance" means cash advanced by the Servicer in respect of delinquent payments of principal of and/or interest on a Home Equity Loan to the extent specified in the related Prospectus Supplement.

        "Depositor" means CHEC Asset Receivable Corporation.

        "Disqualified Organization" means the United States, any State or political subdivision thereof, any possession of the United States, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, a rural electric or telephone cooperative described in section 1381(a)(2)(C) of the Code, or any entity exempt from the tax imposed by sections 1-1399 of the Code, if such entity is not subject to tax on its unrelated business income.

        "Distribution Account" means, with respect to a Series, the account or accounts established for the deposit of remittances from the Collection Account for distribution to Securityholders.

        "Distribution Date" means, with respect to a Series or Class of Securities, each date specified as a distribution date for such Series or Class in the related Prospectus Supplement.

        "Due Date" means each date, as specified in the related Prospectus Supplement for a Series, on which any payment of principal or interest is due and payable by the obligor on any Home Equity Loan pursuant to the terms thereof.

        "Eligible Investments" means any one or more of the obligations or securities described herein under "THE TRUST FUNDS--Eligible Investments."

        "Enhancement" means a mechanism or instrument which is intended to provide limited protection to Holders of the applicable Class or Classes of Securities against losses on the related Home Equity Loans or other shortfalls in funds necessary to make required distributions on such Class or Classes of Securities.

        "Enhancer" means the provider of the Enhancement for a Series specified in the related Prospectus Supplement.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        "Escrow Account" means an account, established and maintained by the Servicer for a Home Equity Loan, into which payments by borrowers to pay taxes, assessments, mortgage and hazard insurance premiums and other comparable items required to be paid to the mortgagee are deposited.

        "Event of Default" means any one or more of the events described as Events of Default under "The Agreements--Servicer Termination Events; Events of Default."

        "FDIC" means the Federal Deposit Insurance Corporation.

        "FHLMC" or "Freddie Mac" means the Federal Home Equity Loan Mortgage Corporation.

        "Final Scheduled Distribution Date" means, with respect to a Class of Notes of a Series, the date no later than which principal thereof will be fully paid and with respect to a Class of Certificates of a Series, the date after which no Certificates of such Class will remain outstanding, in each case based on the assumptions set forth in the related Prospectus Supplement.

        "FNMA" or "Fannie Mae" means the Federal National Mortgage Association.

        "Holder" or "Securityholder" means the person or entity in whose name a Security is registered.

        "Home Equity Loan" means a closed-end home equity loan secured by a Mortgaged Property.

        "Home Equity Loan Rate" means, the interest rate borne by a Home Equity Loan.

        "HUD" means the United States Department of Housing and Urban
Development.

        "Indenture" means the indenture relating to a Series of Notes between the Trust Fund and the Trustee.

        "Insurance Policies" means certain mortgage insurance, hazard insurance and other insurance policies required to be maintained with respect to Home Equity Loans.

        "Insurance Proceeds" means amount paid by the insurer under any of the Insurance Policies covering any Home Equity Loan or Mortgaged Property.

        "Interest Only Securities" means a Class of Securities entitled solely or primarily to distributions of interest and which is identified as such in the related Prospectus Supplement.

        "IRS" means the Internal Revenue Service.

        "Lifetime Rate Cap" means the lifetime limit if any, on the Home Equity Loan Rate during the life of each adjustable rate Home Equity Loan.

        "Liquidation Proceeds" means amounts received by the Servicer in connection with the liquidation of a Home Equity Loan, net of liquidation expenses.

        "Minimum Rate" means the lifetime minimum Home Equity Loan Rate during the life of each adjustable rate Home Equity Loan.

        "Mixed-Use Properties" means structures of no more than three stories, which include one to four residential dwelling units and 50% or less of the space in which is used for retail, professional or other commercial uses including doctor, dentist or law offices, real estate agencies, boutiques, newsstands, convenience stores or other uses intended to cater to individual customers.

        "Mortgage" means the mortgage, deed of trust or other similar security instrument securing a Mortgage Note.

        "Mortgaged Property" means the real property and improvements thereon securing a Home Equity Loan.

        "Mortgage Note" means the note or other evidence of indebtedness of a Mortgagor under the Home Equity Loan.

        "Mortgagor" means the obligor on a Mortgage Note.

        "1986 Act" means the Tax Reform Act of 1986.

        "Notes" means the Asset-Backed Notes.

        "Notional Amount" means the amount set forth in the related Prospectus Supplement for a Class of Interest Only Securities.

        "OTS" means the Office of Thrift Supervision.

        "PAC" ("Planned Amortization Class Securities") means a Class of Securities of a Series on which payments of principal are made in accordance with a schedule specified in the related Prospectus Supplement, based on certain assumptions stated therein.

        "Pay Through Security" means Regular Interest Securities and certain Debt Securities that are subject to acceleration due to prepayment on the underlying Home Equity Loans.

        "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization, or government or any agency or political subdivision thereof.

        "Pooling and Servicing Agreement" means the pooling and servicing agreement relating to a Series of Certificates among the Depositor, the Seller, the Servicer and the Trustee.

        "Principal Balance" means, with respect to a Home Equity Loan and as of a Due Date, the original principal amount of the Home Equity Loan, plus the amount of any Deferred Interest added to such principal amount, reduced by all payments, both scheduled or otherwise, received on such Home Equity Loan prior to such Due Date and applied to principal in accordance with the terms of the Home Equity Loan.

        "Principal Only Securities" means a Class of Securities entitled solely or primarily to distributions of principal and identified as such in the Prospectus Supplement.

        "Qualified Insurer" means a mortgage guarantee or insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided.

        "Rating Agency" means the nationally recognized statistical rating organization (or organizations) which was (or were) requested by the Seller to rate the Securities upon the original issuance thereof.

        "Regular Interest" means a regular interest in a REMIC.

        "REMIC" means a real estate mortgage investment conduit.

        "REMIC Administrator" means the Person, if any, specified in the related Prospectus Supplement for a Series for which a REMIC election is made, to serve as administrator of the Series.

        "REMIC Provisions" means the provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations, including proposed regulations and rulings, and administrative pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

        "REO Property" means real property which secured a defaulted Home Equity Loan, beneficial ownership of which has been acquired upon foreclosure, deed in lieu of foreclosure, repossession or otherwise.

        "Reserve Fund" means, with respect to a Series, a segregated trust account into which funds may be deposited on the Closing Date and/or over time in order to provide a source of funds to provide limited protection to the Holders of one or more Classes of Securities against losses on the related Home Equity Loans or other shortfalls in amounts necessary to make required distributions to such Holders.

        "Residual Interest" means a residual interest in a REMIC.

        "Retained Interest" means, with respect to a Home Equity Loan, the amount or percentage specified in the related Prospectus Supplement which is not included in the Trust Fund for the related Series.

        "Scheduled Payments" means the scheduled payments of principal and interest to be made by the borrower on a Home Equity Loan.

        "Securities" means the Notes or the Certificates.

        "Seller" means Centex Credit Corporation d/b/a Centex Home Equity Corporation.

        "Senior Securityholder" means a holder of a Senior Security.

        "Senior Securities" means a Class of Securities as to which the holders" rights to receive distributions of principal and interest are senior to the rights of holders of Subordinate Securities, to the extent specified in the related Prospectus Supplement.

        "Series" means a separate series of Securities sold pursuant to this Prospectus and the related Prospectus Supplement.

        "Servicer" means Centex Credit Corporation d/b/a Centex Home Equity Corporation.

        "Servicer Termination Event" means any one or more of the events described as Servicer Termination Events under "The Agreements--Servicer Termination Events; Events of Default."

        "Servicing Fee" means the fee payable to the Servicer on a periodic basis for servicing and administering the Home Equity Loans in a Trust Fund and calculated at the rate and on the basis set forth in the related Prospectus Supplement.

        "Single Family Property" means property securing a Home Equity Loan consisting of one- to four-family attached or detached residential housing, including Cooperative Dwellings.

        "Stripped Securities" means Pass-Through Securities representing interests in Home Equity Loans with respect to which all or a portion of the principal payments have been separated from all or a portion of the interest payments.

        "Subordinated Securities" means a Class of Securities as to which the rights of holders to receive distributions of principal, interest or both is subordinated to the rights of holders of Senior Securities or other Classes of securities which are themselves subordinate to other Classes, and may be allocated losses and shortfalls prior to the allocation thereof to other Classes of Securities, to the extent and under the circumstances specified in the related Prospectus Supplement.

        "Trustee" means the trustee under the applicable Agreement and its successors.

        "Trust Fund" means, with respect to any Series of Securities, the trust holding all money, instruments, securities and other property, including all proceeds thereof, which are, with respect to a Series of Certificates, held for the benefit of the Holders by the Trustee under the Pooling and Servicing Agreement or Trust Agreement or, with respect to a Series of Notes, pledged to the Trustee under the Indenture as a security for such Notes, including, without limitation, the Home Equity Loans (except any Retained Interests), rights to all amounts in the Distribution Account Collection Account, Certificate Account, Pre-Funding Account, Capitalized Interest Account or Reserve Funds, if any, distributions on the Home Equity Loans (net of servicing fees), and reinvestment earnings on such net distributions and rights to any Enhancement and all other property and interest held by or pledged to the Trustee pursuant to the related Agreement for such Series.

        "UCC" means the Uniform Commercial Code.

        "Variable Interest Security" means a Security on which interest accrues at a rate that is adjusted, based upon a predetermined index, at fixed periodic intervals, all as set forth in the related Prospectus Supplement.

        "Variable Interest Securities" means a Class of Securities on which interest will accrue at a per annum rate that will vary from Distribution Date to Distribution Date based on changes in the weighted average of the interest rates borne by the related Home Equity Loans or changes in the level of an index used to calculate such per annum rate of interest.

        "Zero Coupon Security" means a Security entitled to receive payments of principal only.

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS
               ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following is an itemized list of the estimated expenses to be incurred in connection with the offering of the securities being offered hereunder other than underwriting discounts and commissions.



              SEC Registration Fee.....................              *
              Printing and Engraving...................              *
              Trustee's Fees...........................              *
              Legal Fees and Expenses..................              *
              Blue Sky Fees and Expenses...............              *
              Accountant's Fees and Expenses...........              *
              Rating Agency Fees.......................              *
              Miscellaneous Fees and Expenses..........              *
                                                           ---------------------
                      Total Expenses...................              *
                                                           =====================


*  To be filed by Amendment.

               ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

Article 12 of the Articles of Incorporation of the Seller provides for the indemnification of any person who is or was an officer or director of the Seller with respect to actions taken or omitted by such person in any capacity in which such person serves or served the Issuer, to the full extent authorized or permitted by the Nevada Private Corporation Law. Reference is made to the Articles of Incorporation filed as an exhibit to this Registration Statement for the complete text of Article 12 of the Articles of Incorporation.

The Registrant maintains liability insurance policies such that each of the directors and officers of the Registrant is insured against certain liabilities which they might incur in their capacity as a director or officer.

The Underwriting Agreement filed as Exhibit 1.1 hereto provides for indemnification by the Underwriters of the Registrant and its directors, officers and controlling persons for certain liabilities arising under the Securities Act of 1933 or otherwise.

The general effect of any statute, charter provision, by-law, contract or other arrangement under which any controlling person, director or officer of the Registrant is insured or indemnified against liability when acting on behalf of the Registrant is to reduce the deterrent effect for such indemnified individuals for violating the Securities Act of 1933.

The Registrant is aware that the Securities and Exchange Commission takes the position that indemnification of directors and officers is against public policy and is therefore unenforceable.



               ITEM 16.  EXHIBITS

1.1.    Form of Underwriting Agreement
3.1.    Articles of Incorporation of CHEC Asset Receivable Corporation
3.2.    By-laws of CHEC Asset Receivable Corporation
4.1.    Form of Pooling and Servicing Agreement
4.2.    Form of Certificate (included as part of Exhibit 4.1)
4.3     Form of Indenture
4.4     Form of Trust Agreement

5.1.    Opinion of Stroock & Stroock & Lavan LLP with respect to legality
8.1.    Opinion of Stroock & Stroock & Lavan LLP with  respect to federal  income tax  matters
        (contained in Exhibit 5.1)
10.1    Form of Sale and Servicing Agreement
23.1.   Consent of Stroock & Stroock & Lavan LLP (contained in Exhibit 5.1)
24.1.   Powers of Attorney (included as part of signature page)*
25.1    Statement of Eligibility and Qualification of Indenture Trustee (Form T-1)**




-------------------------

*  PREVIOUSLY filed.
** To be filed by post effective amendment.


               ITEM 17.  UNDERTAKINGS

    The undersigned registrant hereby undertakes that:

        (1) For purposes of determining any liability under the Securities Act of 1933, as amended (the "Securities Act"), the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

        (2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

        (3) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

        (4) For purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (5) To provide to the Underwriters at the closing specified in the Underwriting Agreement certificates in such denominations and registered in such names as required by the Underwriters to permit prompt delivery to each purchaser.

        (6) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement;

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

               (ii) To reflect in the Prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

        (7) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (8) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, CHEC Asset Receivable Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, it believes that the securities rating requirement for use of Form S-3 will be met by the time of sale of the securities and it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the State of Texas on July 30, 1998.



                                            CHEC Asset Receivable Corporation

                                            By: /s/ Anthony H. Barone
                                               -----------------------------
                                               Name: Anthony H. Barone
                                               Title:    President





Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




Signature                        Title                                 Date
---------                        -----                                 ----
/s/ Anthony H. Barone
-------------------------        President and Director (principal     July 30, 1998
Anthony H. Barone                executive officer)
        *
-------------------------        Executive Vice President              July 30, 1998
 Bill Cukr                       (principal financial officer
                                 and principal accounting officer)
        *
-------------------------        Director                              July 30, 1998


Stephen Janowsky

          *
-------------------------        Director                       July 30, 1998
Anne E. Duffield




*By:  /s/ Anthony H. Barone
    -----------------------
       Attorney-in-fact
       July 30, 1998

                                INDEX TO EXHIBITS


Exhibit
Number              Exhibit                                                   Page
------              -------                                                   ----
   1.1.             Form of Underwriting Agreement

     3.1.           Articles of Incorporation of CHEC Asset Receivable
                    Corporation

     3.2.           By-laws of CHEC Asset Receivable Corporation

     4.1.           Form of Pooling and Servicing Agreement

     4.2.           Form of Certificate (included as part of Exhibit 4.1)

     4.3.           Form of Indenture

     4.4            Form of Trust Agreement

     5.1. Opinion of Stroock & Stroock & Lavan LLP with respect to legality

     8.1 Opinion of Stroock & Stroock & Lavan LLP with respect to federal income tax matters (contained in Exhibit 5.1)

     10.1           Form of Sale and Servicing Agreement

     23.1.          Consent of Stroock & Stroock & Lavan LLP (contained in
                    Exhibit 5.1)

     24.1.          Powers of Attorney (included as part of signature page)*

     25.1.            Statement of Eligibility and Qualification of Indenture
                    Trustee (Form T-1)**
 ____________________




* Previously filed.


** To be filed by post-effective amendment